UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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CENTERLINE HOLDING COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CENTERLINE HOLDING COMPANY

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
on
October 6, 2010

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August 25, 2010

To the holders of common shares, special preferred voting shares, and special series A shares (“shareholders”) of Centerline Holding Company:

NOTICE IS HEREBY GIVEN THAT the 2010 annual meeting of the holders of the common shares of beneficial interest of Centerline Holding Company (“our Company”), the holders of special preferred voting shares of our Company and the holders of the special series A shares of our Company will be held on Wednesday, October 6, 2010 at 10:00 a.m. Eastern Time.

We are pleased that this year’s Annual Meeting will be a completely “virtual meeting” of shareholders, that is, you may participate “by means of remote communication”.  You will be able to attend the Annual Meeting, vote and submit your questions during the Annual Meeting via live webcast by visiting www.virtualshareholdermeeting.com/centerline.  Prior to the Annual Meeting, you will be able to vote at www.proxyvote.com.  In the alternative, you may also submit a proxy by telephone or by mailing in the enclosed proxy card.  To submit a proxy on the Internet, log on to the Internet and go to http://www.proxyvote.com, and follow the directions outlined on the secure website.  To submit a proxy by telephone, call toll-free 1-800-690-6903, and follow the instructions provided by the recorded message.  Even if you plan to attend the virtual annual meeting, we urge you to return your proxy card or submit a proxy by telephone or the Internet to ensure the representation of your shares at the annual meeting.  The Annual Meeting will be held for the following purposes:

(1)	The election of one trustee to our board of trustees (“Board”) for a term of three years to expire in 2013 or his earlier removal or resignation and until his successor is elected and qualified;

(2)	The approval of each of the following amendments that will be reflected in the amendment and restatement of the Company’s Second Amended and Restated Trust Agreement:

2a.	Amendments relating to the Board, as follows:

●	the reduction in the maximum size of the Board from 16 to 11;

●	the deletion of references to Thomas W. White insofar as those references relate to his former status as a non-independent trustee; and

●	the confirmation of the authority of the Board and its committees to operate when there are vacancies on the Board.

2b.	Amendments increasing the number of authorized shares of the Company from 160,000,000 to 800,000,000.

2c.
Grant of authority to the Board to implement in its sole discretion any future share divisions, splits or combinations, and to confirm the authority of the Board to reclassify certain shares, and providing for (i) an automatic proportional increase in the maximum number of authorized shares in the event the Company effects any division, split or combination that has the effect of increasing the number of outstanding shares; and (ii) the grant of authority to the Board to amend the trust agreement, without shareholder consent, to reduce the number of shares authorized to be issued by the Company subject to certain conditions.

2d.
Amendments clarifying indemnification and exculpation provisions covering present and former officers, directors, members, partners and employees and agents of the Company and its managers and conforming indemnification coverage to the indemnification provisions of the bylaws.

2e.	All other amendments reflected in Appendix A attached to this proxy statement.

(3)	The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010;

(4)
The adjournment or postponement of the meeting, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the meeting to approve the proposed amendments to our trust agreement; and

(5)	The transaction of such other business as may properly come before the meeting.

Our Board recommends a vote “FOR” each of the proposals.  The accompanying proxy statement contains additional information and should be carefully reviewed by shareholders.

Our Board has fixed the close of business on Monday, August 9, 2010 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment or postponement thereof.  The Company will be using the “Notice and Access” (Notice of Internet Availability) method of providing proxy materials to you via the Internet.  The Company believes that this process should provide you with a convenient and quick way to access your proxy materials and vote your shares, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials.  On or about August 25, 2010, we will mail to our common, special preferred voting and special series A shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and our 2009 annual report and vote electronically via the Internet.  The Notice also contains instructions on how to receive a paper copy of your proxy materials and how to attend the virtual annual meeting.

By Order of the Board of Trustees

Robert L. Levy
President, Chief Financial Officer and Chief Operating Officer

SHAREHOLDERS, WHETHER OR NOT THEY EXPECT TO ATTEND THE VIRTUAL MEETING, ARE REQUESTED TO VOTE THEIR SHARES ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE OR BY COMPLETING AND RETURNING THE PROXY CARD IF YOU REQUESTED PAPER PROXY MATERIALS.  VOTING INSTRUCTIONS ARE PROVIDED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, OR, IF YOU REQUESTED PRINTED MATERIALS, THE INSTRUCTIONS ARE PRINTED ON YOUR PROXY CARD AND INCLUDED IN THE ACCOMPANYING PROXY STATEMENT.  ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO THE MEETING, AND SHAREHOLDERS WHO ATTEND THE MEETING MAY WITHDRAW THEIR PROXIES AND VOTE DURING THE MEETING.  IT IS MOST IMPORTANT THAT YOU VOTE YOUR COMMON SHARES, SPECIAL PREFERRED VOTING SHARES OR SPECIAL SERIES A SHARES.  YOUR FAILURE TO PROMPTLY VOTE YOUR SHARES INCREASES THE OPERATING COSTS OF YOUR INVESTMENT.  YOU ARE CORDIALLY INVITED TO ATTEND THE VIRTUAL MEETING VIA LIVE WEBCAST BY VISITING WWW.VIRTUALSHAREHOLDERMEETING.COM/CENTERLINE, BUT YOU SHOULD SUBMIT A PROXY BY INTERNET, PHONE OR MAIL PRIOR TO THE MEETING WHETHER OR NOT YOU PLAN TO ATTEND.

INTERNET AVAILABILITY OF PROXY MATERIALS

We are furnishing proxy materials to our shareholders primarily via the Internet. On August 25, 2010, we mailed most of our shareholders a Notice of Internet Availability (Notice & Access) containing instructions on how to access our proxy materials, including our proxy statement and our annual report. The Notice of Internet Availability also instructs you on how to vote via the Internet. Other shareholders, in accordance with their prior requests, received e-mail notification of how to access our proxy materials and vote via the Internet, or have been mailed paper copies of our proxy materials and a proxy card or voting form.

Internet distribution of our proxy materials is designed to expedite receipt by shareholders, lower the cost of the annual meeting, and conserve natural resources. However, if you would prefer to receive paper copies of proxy materials, please follow the instructions included in the Notice of Internet Availability. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

ATTENDING THE ANNUAL MEETING

It is our pleasure to invite you to attend our 2010 Annual Meeting of Shareholders on Wednesday, October 6, 2010. We are very pleased that this year’s annual meeting will be our first completely virtual meeting of shareholders, which will be conducted via live webcast. We believe that holding a virtual annual meeting will expand access, as any of our shareholders anywhere in the world can attend the meeting and any non-shareholder can listen to the webcast.  At the same time, holding a virtual meeting should reduce the cost to us of conducting our annual meeting.

Attending and participating via the Internet

•	Webcast starts at 10:00 a.m. Eastern Time.

•	Shareholders may vote (be sure to have your 12-Digit Control Number to enter the Annual Meeting) and submit questions while attending the meeting via the Internet.

•	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of share ownership, are posted at www.proxyvote.com.

•	You may directly link to the virtual shareholder forum and virtual shareholder meeting at www.virtualshareholdermeeting.com/centerline.

•	Anyone can view the Annual Meeting of Shareholders live via the Internet at www.centerline.com.

QUESTIONS

For questions regarding	Contact

Annual meeting	Centerline Investor Relations, (212) 588-2077

Share ownership for registered holders	Computershare Investor Services, LLC
www.computershare.com/contactus
(800) 730-6001 (within the U.S. and Canada) or
(781) 575-2879 (outside the U.S. and Canada)

Share ownership for beneficial holders	Please contact your broker, bank, or other nominee.

CENTERLINE HOLDING COMPANY
625 MADISON AVENUE
NEW YORK, NEW YORK 10022

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PROXY STATEMENT

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ANNUAL MEETING OF SHAREHOLDERS

The accompanying form of proxy is solicited on behalf of the board of trustees (the “Board”) of Centerline Holding Company (which we refer to as “Centerline,” “our Company,” “we,” “our” or “us”) for use at the annual meeting of shareholders to be held on Wednesday, October 6, 2010 at 10:00 a.m. (Eastern Time).  You can attend the Annual Meeting online by visiting www.virtualshareholdermeeting.com/centerline.  The Notice of Internet Availability of Proxy Materials (the “Notice”), which will be mailed on or about August 25, 2010, will instruct you as to how you may access and review all of the proxy materials on the Internet.  The Notice also instructs you as to how you may submit your proxy on the Internet.  If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.  Any request to receive proxy materials by mail or email will remain in effect until you revoke it.  We will mail to the holders of record of our common shares (“Common Shares”), Special Preferred Voting Shares (“Special Preferred Voting Shares”) and Special Series A Shares (the “Series A Shares”) at the close of business on August 9, 2010, the Notice containing instructions on how to access our proxy statement and our 2009 annual report and vote electronically via the Internet.  The Notice also contains instructions on how to receive a paper copy of your proxy materials.  Our executive offices are located at 625 Madison Avenue, New York, New York 10022 (telephone: (212) 317-5700).  Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on Wednesday, October 6, 2010 — This proxy statement and the Company’s 2009 Annual Report to shareholders are available at www.proxyvote.com and at www.centerline.com in the “Investor Relations” section.

Common Shares, Special Preferred Voting Shares and Series A Shares represented by properly executed proxy cards received by us at or prior to the annual meeting will be voted according to the instructions you indicate on the proxy card.

You may revoke your proxy and reclaim your right to vote (i) by delivering by mail to our secretary a duly executed, subsequently dated proxy with respect to the same Common Shares, Special Preferred Voting Shares or Series A Shares at or prior to the annual meeting; (ii) by submitting a later-dated proxy prior to the Annual Meeting either by Internet or telephone; or (iii) electronically during the Annual Meeting at www.virtualshareholdermeeting.com/centerline when you enter your 12-Digit Control Number.  Any written notice revoking a proxy should be delivered at or prior to the annual meeting to the attention of the Secretary, Centerline Holding Company, 625 Madison Avenue, New York, New York 10022.  Notwithstanding the foregoing, in connection with the March 2010 Restructuring (as defined herein), a number of shareholders have previously granted us irrevocable proxies with respect to the approval of the amendment to our trust agreement contemplated by proposal #2b described herein.  In accordance with the terms of the instruments granting these proxies to us, such proxies may not be revoked except as otherwise provided by law or such instrument.  Our Board recommends a vote “FOR” each of the proposals.

As of July 15, 2010, our outstanding voting shares consisted of approximately 58,422,417 Common Shares, 12,731,465 Special Preferred Voting Shares and 19,325,279 Series A Shares, which are convertible into 289,879,185 Common Shares. Each Common Share and each Special Preferred Voting Share is entitled to one vote on all matters that may come before the annual meeting. Each Series A Share is entitled to 15 votes on all matters that may come before the annual meeting. Also as of such date, our outstanding non-voting shares consist of 695,223 Series A Convertible Community Reinvestment Act Preferred Shares (the "Series A CRA Shares"), which may be exchanged for 695,223 Common Shares. In addition, there are outstanding 12,731,465 special common units of one of our subsidiaries, Centerline Capital Company, LLC ("Special Common Units"/"SCUs"), which may, in our discretion, be exchanged for 12,731,465 Common Shares (in which event an equal number of Special Preferred Voting Shares will be retired).

QUESTIONS AND ANSWERS

Q:	Why am I receiving these proxy materials?
A:
You are receiving these proxy materials because you are a shareholder in our Company.  Our Board is asking for the right to vote your shares as your proxy or agent at the annual meeting of our shareholders.  Your shares will be voted as you instruct on your proxy card at the annual meeting.  This proxy statement discusses the issues to be voted on.

Q:	What am I being asked to vote on?
A:	You are being asked to consider and vote upon the following proposals:
(1) The election of one trustee to our Board for a term of three years to expire in 2013 or his earlier removal or resignation and until his successor is elected and qualified;
(2)
The approval of amendments to our second amended and restated trust agreement set forth in proposals No. 2a-2e, that are reflected in our third amended and restated trust agreement attached hereto as Appendix A;

(3) The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010;
(4)
The adjournment or postponement of the meeting, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the meeting to approve the proposed amendments to our trust agreement; and

(5) The transaction of such other business as may properly come before the meeting.
Q:	Who is being nominated for election as a trustee?
A:
The nominating committee of our Board has nominated Mr. Robert A. Meister for election as a trustee at the annual meeting.  Additional information about Mr. Meister is included under the heading “Proposal #1: Election of Trustees.”

Q:	Why are we amending and restating the trust agreement?
A:
We are amending and restating the trust agreement because the Company agreed with the holders of the Series A Shares, which were issued in connection with the March 2010 restructuring of the Company (the “March 2010 Restructuring”) that the Company would amend the trust agreement to increase the number of shares of beneficial interest authorized for issuance in order to permit the conversion of the Series A Shares into the appropriate number of Common Shares.  Accordingly, the third amended and restated trust agreement will increase the number of authorized shares of beneficial interest from 160,000,000 to 800,000,000, which number will be sufficient to effect the conversion of each Series A Share into fifteen (15) Common Shares as well as to provide additional authorized shares of beneficial interest for future trust purposes.  The conversion of the 19,325,279 outstanding Series A Shares into 289,879,185 Common Shares will occur automatically upon the shareholders’ approval of proposal #2b set forth in this proxy statement.

Because the Company is required to seek a shareholder vote to amend the trust agreement to effect the conversion of the Series A Shares, the management of the Company and the Board determined to take this opportunity to seek shareholder approval of additional amendments to the trust agreement for the purposes of (i) updating or deleting provisions of the trust agreement to reflect changes resulting from the March 2010 Restructuring, (ii) improving and clarifying several provisions of the trust agreement that in operation have proven to be unnecessary, cumbersome or difficult to interpret, and (iii) making such other changes as described herein and reflected in Appendix A attached to this proxy statement.  Given the number of changes being proposed, our Board determined to amend and restate the trust agreement to reflect those amendments.

Q:	What are the five (5) separate proposals to the trust agreement that I am being asked to vote on?
A:	You are being asked to approve the following amendments that will be reflected in the amendment and restatement of our trust agreement:

	2a.	Amendments relating to the Board that will effect the following changes:
		●	the reduction in the maximum size of the Board from 16 to 11;
		●	the deletion of references to Thomas W. White insofar as those references relate to his former status as a non-independent trustee; and
		●	the confirmation of the authority of the Board and its committees to operate when there are vacancies on the Board.
	2b.	Amendments increasing the number of authorized shares of the Company from 160,000,000 to 800,000,000.
2c.
Grant of authority to the Board to implement in its sole discretion any future share divisions, splits or combinations, and to confirm the authority of the Board to reclassify certain shares, and providing for (i) an automatic proportional increase in the maximum number of authorized shares in the event the Company effects any division, split or combination that has the effect of increasing the number of outstanding shares; and (ii) the grant of authority to the Board to amend the trust agreement, without shareholder consent, to reduce the number of shares authorized to be issued by the Company subject to certain conditions.

2d.
Amendments clarifying indemnification and exculpation provisions covering present and former officers, directors,  members, partners and employees and agents of the Company and its managers and conforming indemnification coverage to the indemnification provisions of the bylaws.

	2e.	All other amendments reflected in Appendix A to this proxy statement.
Q:	What vote is required to approve the proposals?
A:
The affirmative vote of the votes cast either by means of remote communication or by proxy by the holders of the outstanding Common Shares together with the holders of any other class or series of shares entitled to vote with the holders of the Common Shares (such other holders being the holders of the Special Preferred Voting Shares and the Series A Shares (with each Series A Share being equivalent to 15 Common Shares on an as-converted basis and entitled to 15 votes)) (voting as a single class), having more than 50% of the outstanding shares entitled to vote at the annual meeting, at which a quorum is present, is required to approve each of the amendments.  The affirmative vote of a plurality of the votes entitled to be cast, and actually cast, by shareholders, participating in the annual meeting by means of remote communication or by proxy, and entitled to vote at the annual meeting at which a quorum is present is required for the election of the trustee nominee.  The affirmative vote of a majority of the votes cast either by means of remote communication or proxy at the annual meeting, at which a quorum is present, is required to approve the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.  The affirmative vote by the shareholders entitled to vote at the annual meeting, participating in the annual meeting by means of remote communication or by proxy, by a majority in voting power thereof, is required, if necessary, to approve the extension of the solicitation period and the adjournment of the annual meeting for purposes of approving the proposed amendments to our trust agreement.

Q:	Who is entitled to vote?
A:	Shareholders of record as of the close of business on August 9, 2010 are entitled to vote.
Q:	How many votes can I cast?
A:
Each Common Share and each Special Preferred Voting Share you own is entitled to one (1) vote on each matter being voted on at the annual meeting.  Each Series A Share you own is entitled to fifteen (15) votes on each matter being voted on at the annual meeting.

Q:	Who will count the votes?
A:	Broadridge Financial Solutions, Inc. will count the votes and a representative of Paul, Hastings, Janofsky & Walker LLP (the “Inspector”) will act as the inspector of election.
Q:	Does holding my stock in a brokerage account affect my entitlement to vote?
A:
A broker that holds shares in “street name” generally has the authority to exercise its discretion and vote on routine items when it has not received instructions from the beneficial owner.  A broker that holds shares in “street name” does not have the authority to vote on non-routine items when it has not received instructions from the beneficial owner.  As a result of recent rule changes, votes for the election of trustees are now considered non-routine matters; therefore, absent your instructions, a broker that holds your shares in “street name” will not be permitted to vote your shares in the election of any nominee for a trustee.  In addition, the votes on the proposals amending the trust agreement are non-routine matters.  If a broker returns a properly executed proxy, the shares are counted as present for quorum purposes.  If a broker returns a properly executed proxy, but crosses out non−routine matters for which you have not given instructions (a so−called “broker non−vote”), the proxy will have the same effect as a vote AGAINST the election of the nominee named herein and the proposals to amend our trust agreement.

Q:	What do I need to do now?
A:
After reading this proxy statement, complete, sign and mail the enclosed proxy card in the enclosed return envelope as soon as possible.  In the alternative, you may also submit a proxy by telephone or on the Internet by following the instructions on the enclosed proxy card.  To submit a proxy on the Internet, log on to the Internet and go to http://www.proxyvote.com, and follow the directions outlined on the secure website.  To submit a proxy by telephone, call toll-free 1-800-690-6903 and follow the instructions provided by the recorded message.  Even if you plan to attend the virtual annual meeting, we urge you to return your proxy card or submit a proxy by telephone or the Internet prior to the annual meeting to ensure the representation of your shares at the annual meeting.

Q:	Can I change my vote after I have voted via proxy?
A:
Yes.  You may revoke your proxy and reclaim your right to vote (i) by delivering by mail to our secretary a duly executed, subsequently dated proxy with respect to the same Common Shares, Special Preferred Voting Shares or Series A Shares at or prior to the annual meeting, (ii) by submitting a later-dated proxy prior to the Annual Meeting either by Internet or telephone, or (iii) electronically during the Annual Meeting at www.virtualshareholdermeeting.com/centerline when you enter your 12-Digit Control Number.  Any written notice revoking a proxy should be delivered at or prior to the annual meeting to the attention of the Secretary, Centerline Holding Company, 625 Madison Avenue, New York, New York 10022.

Q:	Do I have dissenters’ rights?
A:	No dissenters’ rights apply to any matter to be acted upon at this annual meeting.
Q:	How does the Board recommend that I vote?
A:	Our Board unanimously recommends that you vote:
“FOR” proposal No.1: the election of one (1) trustee for a term of one year to expire in 2013;

“FOR” each of the proposals comprising proposal No. 2: the approval of amendments to our second amended and restated trust agreement that are reflected in our third amended and restated trust agreement attached hereto as Appendix A;

“FOR” proposal No. 3: the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010; and

“FOR” proposal No. 4: the adjournment or postponement of the meeting, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the meeting to approve the proposed amendments to our trust agreement.

PROPOSALS BEFORE THE MEETING

Proposal #1:  Election of Trustee

At the annual meeting, one trustee is to be elected for a three-year term expiring in 2013 or his earlier removal or resignation and until his respective successor is elected and qualified.  Our nomine is currently a trustee of our Company.  Our Board is organized into three classes, each with three-year terms, so only approximately one-third of its members stand for election each year.  Trustees are elected by a plurality of the votes cast (assuming the presence of a quorum consisting of a majority of holders of our Common Shares, Special Preferred Voting Shares and Series A Shares, whether present through participation in the virtual meeting by means of remote communication or by proxy).

The Board has adopted independence standards for Trustees that conform to the independence standards of the New York Stock Exchange (“NYSE”) even though our Common Shares were delisted by the NYSE in December 2008.  The Board has affirmatively determined that Mr. Meister, who is a nominee for election at the Annual Meeting, is independent in accordance with these standards.

Our Board considered transactions, relationships, and arrangements between the trustee or members of his immediate family and the Company and its subsidiaries and affiliates.  Our Board has no reason to believe that the nominee will be unable or unwilling to continue to serve as a trustee if elected.  However, in the event that the nominee should be unable or unwilling to serve, the Common Shares, the Special Preferred Voting Shares and the Series A Shares represented by proxies received will be voted for another nominee selected by our Board.  The nominee listed below has consented to being named as a Trustee nominee in this proxy statement.  Our Board recommends a vote “FOR” the listed nominee.

The following table sets forth information with respect to the nominee nominated to serve as a trustee for a term to expire in 2013.

Name of Trustee/ Nominee for Election	Age	Principal Occupation

Robert A. Meister	68
Mr. Meister is the Vice Chairman of Aon Risk Services Companies, Inc. (“Aon”), an insurance brokerage, risk consulting, reinsurance and employee benefits company and a subsidiary of Aon Corporation, and has served in this position since 1991.  Prior to Aon, Mr. Meister was the Vice Chairman and a Director of Sedgwick James from 1985–1991 and the Vice Chairman of Alexander & Alexander from 1975–1985.  Mr. Meister is a member of the board of directors of Ramco-Gershenson Properties (NYSE: RPT) and Universal Health Services (NYSE: UHS) and serves on each company’s compensation committee.  Mr. Meister has served on the board of directors of several charitable organizations.  Mr. Meister received a Bachelor of Science degree in Business Administration from Pennsylvania State University.  Mr. Meister is the chairman of our nominating and governance committee and is a member of our compensation committee.

Director Qualifications:

Financial and Industry Experience: current vice chairman of an insurance brokerage, risk consulting, reinsurance and employee benefits company and held leadership positions at various insurance brokerage firms.

Leadership Experience: member of the board of directors of several companies and charitable organizations.

Proposal #2:  Amending and Restating our Trust Agreement

Introduction

Our Board has unanimously approved, and recommends that you authorize them to adopt and execute a third amended and restated trust agreement of our Company pursuant to Proposals #2a through #2e, below.  If Proposals #2a through 2e below are approved, the Company’s third amended and restated trust agreement will be adopted which such third amended and restated trust agreement will amend the Company’s second amended and restated trust agreement (as previously amended) in its entirety.  A marked copy of the Company’s third amended and restated trust agreement is attached to this proxy statement as Appendix A and has been marked to show changes from our current trust agreement (as previously amended).  A clean copy of the Company’s third amended and restated trust agreement is in the form attached to this proxy statement as Appendix B.  If any of the amendment proposals does not receive the requisite shareholder approval, such proposal will be deleted from the Company’s third amended and restated trust agreement that will be executed by the Board.

The changes reflected in the third amended and restated trust agreement will, among other things:

●	reduce the maximum size of the Board from 16 to 11;

●	confirm the authority of the Board and its committees during periods of trustee vacancies;

●	increase the number of authorized shares from 160,000,000 to 800,000,000;

●	grant the Board the sole authority to approve and implement share divisions, splits and combinations;

●	provide for automatic increases in the number of authorized shares in the event of a share split or similar event requiring such an increase to be effective;

●
grant the Board the authority to amend the trust agreement, without shareholder consent, to reduce the number of shares authorized to be issued by the Company, provided, however, that any such reduction may not reduce the number of authorized shares below the number of shares issued and outstanding at such time;

●
update and clarify indemnification, exculpation and limitation of liability provisions as they relate to past and present officers, directors and other representatives of the Company’s subsidiaries and its managers, including its external advisor;

●
amend the trust agreement to reflect changes since the adoption of the current trust agreement, including changes to the Board and the Company’s managers and changes reflecting the March 2010 Restructuring; and

●	streamline and clarify various provisions of the trust agreement, with the goal of improving management and governance of the Company.

Overview of Reasons for the Proposed Changes

The Company issued a new class of shares of beneficial interest called “Series A Shares” in connection with the March 2010 Restructuring.  The documents governing the Series A Shares provide that the Company is required as soon as practicable to seek a shareholder vote amending the trust agreement to increase the authorized shares of beneficial interest of the Company to a number sufficient to enable the Series A Shares to convert into Common Shares.  Because the issued and outstanding 19,325,279 Series A Shares will convert to Common Shares on the basis of 15 Common Shares for one Series A Share, a large number of Common Shares will need to be authorized to effect the conversion of the Series A Shares.  As a result, the Board approved a shareholder vote on an amendment to the trust agreement increasing the number of authorized shares of beneficial interest of the Company from 160,000,000 to 800,000,000.  If the shareholders approve this amendment, which is set forth in proposal #2b below, all of the issued and outstanding Series A Shares will automatically convert to 289,879,185 Common Shares.  The proposed increase in authorized shares is intended to enable this conversion and also to provide for additional available shares for other future business purposes.

The amendment increasing the number of authorized shares requires the approval of the Company’s shareholders.  Because the Company is required to bring that amendment to the shareholders for approval, management determined that the Company could benefit from this opportunity by reviewing the entire trust agreement in light of the Company’s experience since the adoption of the trust agreement in 2003, including the many changes effected by the March 2010 Restructuring, to determine whether other necessary or useful amendments should be proposed for shareholder approval at the 2010 annual meeting of shareholders.  Management made several recommendations for amending the trust agreement which the Board approved for inclusion in this proxy statement as proposals #2a through #2e.  The overall purposes of the amendments are to update the trust agreement to reflect the March 2010 Restructuring, to clarify and streamline several provisions of the trust agreement to improve the governance of the Company for the benefit of its shareholders, and to make certain other changes as described herein and reflected in Appendix A to this proxy statement.  The third amended and restated trust agreement will reflect all amendments contained in any of the approved proposals.

Recommendation

Our Board recommends that you authorize them to adopt and execute a third amended and restated trust agreement of our company by voting “FOR” Proposals #2a, #2b, #2c, #2d and #2e set forth below.  Each of these proposals requires the affirmative vote of the votes cast either by means of remote communication or by proxy by the holders of the outstanding Common Shares together with the holders of any other class or series of shares entitled to vote with the holders of the Common Shares (such other holders being the holders of the Special Preferred Voting Shares and the Series A Shares (with each Series A Share being equivalent to 15 Common Shares on an as-converted basis and entitled to 15 votes)) (voting as a single class), having more than 50% of the outstanding shares entitled to vote at the annual meeting at which a quorum is present.

Certain Risks Associated with the Proposal to Authorize the Board to Effect Reverse Share Splits and Reclassify Certain Shares

Effects of Decreasing our Total Number of Outstanding Common Shares and Increasing our Total Authorized Shares

If proposal #2c is approved by the shareholders, the Board would be able to implement a reverse share split to reduce the number of outstanding Common Shares and reclassify any unissued Common Shares and shares held in the Company’s treasury, which will facilitate any future issuances of shares of beneficial interest by making those categories of Common Shares available for reclassification and reissuance.  We may have the ability to issue a greater percentage of Common Shares in relation to our outstanding shares after a reverse share split than we currently have.  If we were to issue such shares, it would potentially have a greater dilutive effect on our current holders, depending on the size of the issuance.  We currently do not have any plan, commitment, arrangement, understanding or agreement, either written or oral, to issue any additional Common Shares, other than shares otherwise issuable upon conversion or exchange of existing classes and series of our outstanding shares.  However, the additional Common Shares would be available for issuance by action of our Board without the need for further action by our shareholders, unless such action is specifically required by applicable law or any rule or regulation to which the Company is subject.

In addition, any relative increase in our total authorized shares available for issuance could enable our Board to render more difficult or discourage an attempt to obtain control of the Company, since the additional shares could be issued to purchasers who support our Board and are opposed to a takeover. We are not currently aware of any pending or proposed transaction involving a change in control. While Proposal #2c may be deemed to have potential anti-takeover effects, it is not prompted by any specific effort or perceived threat of takeover.

Finally, because any reverse share split would reduce the number of outstanding Common Shares, it could, absent other factors, have the effect of increasing the per share price of the Common Shares. However, factors such as the Company’s financial performance and overall market conditions may adversely affect the price of the Common Shares, independent of the impact of any reverse share split.  Due to such factors, there can be no assurance that a reverse share split, if implemented, would result in an increase in the per share price of the Common Shares. Similarly, if the per share price of the Common Shares were to increase due to the effect of a reverse share split, there can be no assurance that the increase would be in proportion to the reduction in the number of shares outstanding before such reverse share split, or that the market price of the Common Shares, after any such increase, will not decrease in the future.  In addition, any reverse share split may result in some holders of Common Shares holding “odd lots” of less than 100 shares of Common Shares. Odd lot shares may be more difficult to sell and may lead to increased brokerage/transaction costs relative to “round lots” of multiples of 100 shares.  In addition, in the event we implement a reverse share split, holders of fractional shares may be required to sell such fractional shares to the Company for an amount which may be de minimis.

Fractional Shares

The Board is not required to issue fractional shares in connection with a reverse share split.  If the Board determines not to issue such fractional shares in connection with a reverse share split, holders of Common Shares will not receive fractional shares following a reverse share split, and the Board may instead elect, without obtaining any authorization or vote of the shareholders or any series or class, to deal with the fractional shares by (i) paying to each holder of any such fraction an amount equal to the fair value thereof, as determined in good faith by the Board, (ii) arranging for the disposition of the fractional shares of the persons otherwise entitled thereto, including by aggregating all such fractional shares and repackaging them as whole shares that may be sold on the open market, with the proceeds thereof to be delivered to such persons, all on the terms and subject to any conditions that the Board may impose, (iii) issuing scrip or warrants in registered form (either represented by a certificate or uncertificated) or in bearer form (represented by a certificate) which will entitle the holder to receive a full Common Share upon the surrender of such scrip or warrants aggregating a full Common Share, or (iv) taking any other action with respect thereto as determined by the Board.

No Appraisal Rights

Under Delaware law, holders of Common Shares are not entitled to appraisal rights with respect to any reverse share split, and the Company does not currently intend to independently provide holders with any such right.

Proposal #2a:  Amendments to the Trust Agreement Relating to the Board

Our Board has approved, and recommends that you authorize them to adopt and execute, amendments to the trust agreement that would make several changes relating to the Board.

Size of Board.  First, proposal #2a, if approved, would reduce the maximum size of the Board from sixteen (16) to eleven (11).  Currently, the Board has five (5) members.  Historically, the trust agreement provided for a large Board of up to 16 members because the holders of the Special Preferred Voting Shares had the right to require the Board to nominate several trustees, and these rights plus the requirement of a two-member majority of independent trustees made it necessary for the Company to be able to maintain a large Board.  These nomination rights were terminated in connection with the March 2010 Restructuring.  The current Board recommends a reduction in the maximum size of the Board because a 16-member Board would be cumbersome and unusually large for a company the size of Centerline.

Mr. White.  Second, proposal #2a, if approved, would amend the trust agreement to delete references to trustee Thomas W. White that relate to his status as a non-independent trustee.  When the current trust agreement was approved in 2003, Mr. White was deemed non-independent because he was a paid consultant to the Company.  The current trust agreement provides that as long as Mr. White is on the Board, the independent trustees must hold at least a one-member majority of the Board, and, after he ceases to be a trustee, a majority of the Board by at least two trustees must be independent trustees.  The Board subsequently determined that Mr. White is independent of the Company because his consultancy terminated and he otherwise was independent under the categorical standards for trustee independence adopted by the Board based on New York Stock Exchange standards of independence.  Although it proposes deleting references to Mr. White’s non-independent status, Proposal #2a would retain the requirement that a majority of the Board by at least two trustees must be independent trustees (the “Independent Trustee Majority Requirement”).

Vacancies.  Third, proposal #2a, if approved, would confirm the authority of the Board and its committees to operate during periods when there are vacancies on the Board by providing that the Board and its committees may exercise all rights and powers despite vacancies (even if fewer than three managing trustees remain on the Board and even if there is no remaining independent trustee on the Board), subject to any applicable limitations with respect to the Board acting on vacancies that may be set forth in the bylaws of the Company.  This proposal would avoid periods of governance paralysis by making it clear that the Board would continue to govern the Company with full authority during periods of Board vacancies.  If proposal #2a is approved, the Board will amend the bylaws of the Company to provide that, if applicable, the Board will use reasonable efforts to cause the Independent Trustee Majority Requirement to be satisfied, and if the Board is unable to do so within 120-days from the date on which it is first not satisfied no Board actions (other than actions to fill any vacancy) may be taken from the expiration of such 120-day period until applicable vacancies are filled.

Current Members; Class Re-Designation.  Fourth, proposal #2a, if approved, would update the trust agreement by replacing the list of managing trustees with a current list of the managing trustees and re-designate the class to which each managing trustee is to be associated.  As a result (i) each of Jerome Y. Halperin and Thomas W. White would be assigned to Class I to hold office for a term expiring at the next succeeding annual meeting of shareholders, (ii) each of Robert L. Loverd and Robert L. Levy would be  assigned to Class II to hold office for a term expiring at the second succeeding annual meeting of shareholders, and (iii) if elected pursuant to Proposal #1, Robert A. Meister, would be assigned to Class III to hold office for a term expiring at the third succeeding annual meeting of shareholders.

For these reasons we are asking you to approve the foregoing amendments to the trust agreement relating to our Board.  A marked and clean copy of our proposed Third Amended and Restated Trust Agreement reflecting the foregoing amendments contemplated by Proposal #2a have been attached to this proxy as Appendix A and Appendix B, respectively.

Proposal #2b:  An Increase in the Number of Authorized Beneficial Shares of Interest in the Company

Our Board has approved, and recommends that you authorize them to adopt and execute, an amendment to the trust agreement to increase the number of authorized shares of beneficial interest from 160,000,000 to 800,000,000.  The Company created and issued the Series A Shares in connection with the March 2010 Reorganization.  This amendment is required to enable the Company to perform its contractual obligations to the holders of Series A Shares to authorize sufficient shares of beneficial interest to effect the conversion of the Series A Shares to Common Shares at a 1:15 ratio.  Each Series A Share will automatically convert to 15 Common Shares if the shareholders approve this proposal.

For these reasons we are asking you to approve the foregoing amendments to the trust agreement increasing the number of our authorized shares of beneficial interest from 160,000,000 to 800,000,000.  A marked and clean copy of our proposed Third Amended and Restated Trust Agreement reflecting the foregoing amendments contemplated by Proposal #2b have been attached to this proxy as Appendix A and Appendix B, respectively.

Proposal #2c:  Amendment Relating to Share Divisions, Splits, Combinations and Reclassifications.

Our Board has approved, and recommends that you authorize them to adopt and execute, amendments authorizing the Board to implement divisions, splits and combinations of our shares without shareholder approval.  Among other things, this provision will enable the Board to implement a reverse share split to reduce the number of the Company’s outstanding shares of beneficial interest.  The Board and management believe it is advisable to provide the Board with this flexibility in light of the large number of Common Shares that will be outstanding after the conversion of the Series A Shares (which is conditioned on shareholder approval of proposal #2b increasing the number of authorized shares of beneficial interest of the Company).  If proposal #2c is approved by the shareholders, the Board, in consultation with the Company’s management and outside manager, will be able to determine the number of outstanding Common Shares that works best for the Company and its shareholders, and efficiently implement a reverse share split to reach that number without the delay and expense of another shareholder meeting.  The amendments also would enable the Board, without shareholder consent, to reclassify any unissued shares and issued shares that the Company has reacquired and holds in the Company’s treasury, retired or reserved for issuance, which will facilitate any future issuances of shares of beneficial interest by making those categories of shares available for reclassification and reissuance as the most economically beneficial types of shares in the discretion of the Board. Proposal #2c, if approved, also would amend the trust agreement to (i) provide for automatic additional increases in the number of authorized shares, without shareholder approval, in the event the Company effects any division, split or combination of shares that has the effect of increasing the number of outstanding shares, and (ii) grant the Board the authority to amend the trust agreement, without shareholder consent, to reduce the number of shares authorized to be issued by the Company, provided, however, that any such reduction may not reduce the number of authorized shares below the number of shares issued and outstanding at such time.  Any such increase would be in proportion to the outstanding authorized shares of the Company prior to the effectiveness of such an event.  The purpose of this automatic increase provision is to avoid the unnecessary delay and cost of a shareholder vote in connection with transactions that simply proportionally increase the number of outstanding shares due to a share split or a similar event.  You should note that the amendment does not effect an automatic corresponding decrease in the number of authorized shares upon a reverse split or other combination of our shares but rather gives the Board discretion as to whether to effect such decrease.

For these reasons, we are asking you to approve to approve amendments to the trust agreement authorizing the foregoing modifications relating to share divisions, splits and recombinations and the effect on our authorized shares as well as reclassifications of Common Shares and shares held in treasury.  A marked and clean copy of our proposed Third Amended and Restated Trust Agreement reflecting the foregoing amendments contemplated by Proposal #2c, have been attached to this proxy as Appendix A and Appendix B, respectively.

You should note that if proposal #2c is approved, it is probable that the Board will consider and approve a reverse share split at a high ratio, which will reduce the number of issued Common Shares by combining outstanding Common Shares into a smaller number of Common Shares.  For example, if the Board authorizes a one-for-one hundred reverse share split of outstanding Common Shares (although the actual reverse share ratio could be higher or lower), upon the effective date of such a reverse share split, every one hundred (100) issued and outstanding Common Shares would be automatically combined into one (1) issued and outstanding Common Share.  Any fractional shares resulting from a reverse share split could be rounded up into a single Common Share or purchased by the Company, all in the sole discretion of the Board.

Proposal #2d: Amendments to Clarify Indemnification, Exculpation and Duty Provisions of the Trust Agreement

Our Board has approved, and recommends that you authorize them to adopt and execute, amendments to the trust agreement to extend indemnification by the Company to present and former officers, directors, members, partners, employees and agents of the Company, its internal manager, Centerline Capital Group Inc., and its external advisor, Island Centerline Manager LLC.  Proposal #2d, if approved by the shareholders, also would limit the liability to the shareholders and the Company of its employees, officers and managers to the maximum extent permitted by Delaware law and limit the liability of such persons to the Company or its shareholders for monetary damages, except (i) for acts or omissions of such person that involve actual fraud or willful misconduct, were committed in bad faith or were the result of active and deliberate dishonesty, (ii) for any transaction from which such person actually received an improper personal benefit in money, property or services, or (iii) in the case of any unlawful act or omission such person had reasonable cause to believe was unlawful.  The purpose of these amendments is to update the trust agreement to reflect the fact that the Company’s now has two managers whose employees and representatives require the protection of indemnification, exculpation and limitation of liability provisions applicable to the Company’s officers and trustees and to conform the various standards of conduct in the Company’s organizational documents.  In this vein, Proposal #2d, if approved by the shareholders, would amend the trust agreement to confirm that, except as otherwise specifically provided in the trust agreement, each managing trustee and officer of the Company shall have fiduciary duties identical to those of directors and officers of a business corporation organized under the General Corporation Law of the State of Delaware.

For these reasons, we are asking you to approve amendments to the trust agreement authorizing the foregoing modifications to the scope of indemnification, exculpation and liability provisions of the trust agreement.  A marked and clean copy of our proposed Third Amended and Restated Trust Agreement reflecting the foregoing amendments contemplated by Proposal #2d, have been attached to this proxy as Appendix A and Appendix B, respectively.

Proposal #2e: Amendments to Update and Improve the Trust Agreements

Our Board has approved, and recommends that you authorize them to adopt and execute, all other amendments to the trust agreement reflected in Appendix A attached to this proxy statement conforming various provisions of the trust agreement to reflect proposals listed above in addition to improving, streamlining and updating the trust agreement.  These amendments include:

●
revisions reflecting the fact that the Company has two “Managers” — Centerline Capital Group Inc., which provides staffing, overhead and services to the Company, and Island Centerline Manager LLC, which provides advisory services to the Company;

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amendments confirming that the bylaws and certificates of designation are not part of the trust agreement and that the trust agreement, the bylaws of the Company and the certificates of designation of any shares of the Company constitute the “governing instrument” of the Company;

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amendments confirming the limited role of the Registered Trustee (currently Wilmington Trust Company), including, except as otherwise provided in the trust agreement, the elimination of the requirement that the Registered Trustee consent to and sign future amendments to the trust agreement;

●	amendments necessary to implement the Tax Benefits Preservation Plan previously adopted by the Board in connection with the March 2010 Restructuring;

●	amendments authorizing notices under the trust agreement to be provided by means of electronic transmission;

●	other amendments updating, clarifying and improving the trust agreement, which are, in part, included in the summary comparison chart below; and

●	all other amendments reflected in Appendix A to this proxy statement.

For these reasons, we are asking you to approve the foregoing amendments to the trust agreement.  A marked and clean copy of our proposed Third Amended and Restated Trust Agreement reflecting the foregoing amendments contemplated by Proposal #2e have been attached to this proxy as Appendix A and Appendix B, respectively.

Comparison of Certain Provisions of Second Amended and Restated Trust Agreement (the “Existing Trust Agreement”) to the Proposed Third Amended and Restated Trust Agreement

Set forth below is a comparison of our Existing Trust Agreement to the proposed third amended and restated trust agreement showing in a general manner certain provisions that will be modified if Proposals #2a, #2b, #2c, #2d and #2e are approved by our shareholders.  The comparison (and the discussion above) are summaries and you should not assume they are complete.  You should read the marked and clean form of Third Amended and Restated Trust Agreement which are attached to this proxy as Appendix A and Appendix B, respectively, for a complete description of the proposed changes.

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Definitions
• Definition of “Board of Trustees” provides that such term means (i) the managing trustees named in Section 3.1(b) so long as they continue in office, and (ii) all other individuals who have been duly elected and qualify as managing trustees.

• Definition of “Board of Trustees” amended to clarify that such term means (i) the managing trustees named in Section 3.1(b) so long as they continue in office, and (ii) all other individuals who have been duly elected and qualify as managing trustees “so long as they continue in office”.

• Definition of “Bylaws” (i) refers to the Second Amended and Restated Bylaws of the Company, as adopted as of the date of the Second Amended and Restated Trust Agreement and as amended or restated from time to time by the Board, and (ii) provides that the bylaws are incorporated by reference into the Existing Trust Agreement and form a part of the governing instrument of the Company.

• Definition of “Bylaws” amended (i) to refer to the Sixth Amended and Restated Bylaws of the Company that will be adopted by the Board as of the date of the Third Amended and Restated Trust Agreement, as amended or restated from time to time by the Board, and (ii) to provide that the bylaws form a part of the governing instrument of the Company but are not part of the Third Amended and Restated Trust Agreement.

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	• Definition of “Cause” contained in Existing Trust Agreement.	• Definition of “Cause” deleted because such term is not used in the Existing Trust Agreement or the Third Amended and Restated Trust Agreement.
• Definition of “Independent Trustee” contains specific reference to Nasdaq independence rules.
• Definition of “Independent Trustee” amended to delete reference to Nasdaq independence rules and provide that the Company will adopt the independence rules of any national securities exchange on which any of the Company’s shares are listed.

• Definition of “Management Agree-ment” silent as to (i) there being more than one management agreement and more than one manager, and (ii) a management agreement being entered into by the Company with a manager for purposes of such manager providing “advisory services” to the Company.

• Definition of “Management Agreement” amended to clarify (i) that there may be more than one management agreement entered into by the Company and more than one manager of the Company, and (ii) that a manager retained under a management agreement may provide “advisory services” to the Company.

	• Definition of “Manager” silent as to the possibility of the existence of more than one management agreement and more than one manager.	• Definition of “Manager” amended to reflect that the Company may have more than one manager and enter into more than one management agreement.

• Definition of “Managing Trustees” provides that such term means (i) the individuals named in Section 3.1(b) so long as they continue in office, and (ii) all other individuals who have been duly elected and qualify as managing trustees.

• Definition of “Managing Trustees” amended to clarify that such term means (i) the individuals named in Section 3.1(b) so long as they continue in office, and (ii) all other individuals who have been duly elected and qualify as managing trustees “so long as they continue in office.”

	• Definition of “Total Market Value” contained in Existing Trust Agreement.	• Definition of “Total Market Value” deleted because such term is not used in the Existing Trust Agreement or the Third Amended and Restated Trust Agreement.
	• Definition of “Trust Certificate” silent as to the concept that a trust certificate may be signed by an officer or other agent of the Company.	• Definition of “Trust Certificate” amended to support concept that a trust certificate may be signed by an officer or other agent of the Company.

Governing Instrument	• Section 1.3 does not include a reference that the certificates of designations of any shares, in addition to the trust agreement and the bylaws, constitute the governing instruments of the Company.
• Sections 1.3, definitions of “Bylaws” and “Trust Agreement,” and Section 6.7 amended to confirm that bylaws and certificates of designation are not part of the Third Amended and Restated Trust Agreement, but are part of the Company’s “governing instrument” under the Delaware Statutory Trust Act.  Confirms that each therefore may be amended in accordance with its terms only.

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Managing Trustees — Number (Section 3.1(a))	• Section 3.1(a) states that the maximum size of the Board is 16 members.
• Section 3.1(a) amended to reduce the maximum size of the Board to 11 members.  In addition, Section 3.1(a) amended to provide that on the date of the Third Amended and Restated Trust Agreement the Board consists of five managing trustees (four independent trustees and one non-independent trustee).

• Section 3.1(a) includes reference to Mr. White’s independence status for historical circumstances.
• All references to Mr. White’s independence status removed from Section 3.1(a) to reflect changes in historical circumstances regarding Mr. White’s independence status.  Mr. White is currently independent.

• Section 3.1(a) provides that the total number of managing trustees will not be less than the minimum of three nor more than the maximum of 16.
• Section 3.1(a) amended to reflect that total number of managing trustees on the Board may be increased or decreased by the managing trustees acting in the manner set forth in the bylaws (but, subject to the Board’s ability to act in connection with one or more vacancies as provided in Section 3.1(c), such number cannot be less than the minimum of three nor more than the maximum of 11).

Managing Trustees — Board of Trustees (Section 3.1(b))	• Section 3.1(b) lists the managing trustees and designates their respective classes as of the time of the adoption of the Second Amended and Restated Trust Agreement.	• Section 3.1(b) amended to list the managing trustees and designate the class to which each managing trustee is assigned on the date of the adoption of the Third Amended and Restated Trust Agreement.

Managing Trustees — Vacancies (Section 3.1(c))	• Section 3.1(c) includes no reference as to the operation of the Board in the event of trustee vacancies.
• Section 3.1(c) amended to include confirmation of operational flexibility of the Board in the event of trustee vacancies. The Board and committees of the Board may exercise all rights and powers despite vacancies (even if fewer than three managing trustees remain on the Board and even if there is no remaining independent trustee on the Board), subject to any applicable limitations with respect to the Board acting on vacancies that may be set forth in the bylaws (including the 120 day vacancy limitation described in Proposal #2a above).

Registered Trustee (Section 3.2(a))	• Section 3.2(a) currently contains reference to the condition that the registered trustee is required to execute amendments to the trust agreement.
• Section 3.2(a) amended to confirm that the registered trustee is only required to execute amendments to the trust agreement if requested or instructed to do so by the Board or a manager. Section 3.2(a) further amended to include statement clarifying that the consent of the registered trustee is not generally required to adopt amendments to the trust agreement.

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Shareholders; Shares (Section 6)	• Section 6.1(a) states that the Company is authorized to issue 160,000,000 shares.
• Section 6.1(a) amended to allow the Company to authorize the issuance of 800,000,000 shares subject to automatic adjustments whereby the number can increase proportionately in connection with a division, split or combination of shares in order to create flexibility for the Board to issue unissued shares in the future in the event of a division, split or combination.

• Section 6.1(b) does not contain reference to several issuances and transactions that were consummated in connection with the March 2010 Restructuring.
• Section 6.1(b) amended as a means of acknowledging that the Company may issue Series B Special Shares or other securities pursuant to and in accordance with the Tax Benefits Preservation Plan (as defined in the Third Amended and Restated Trust Agreement).  In addition, Section 6.1(b) amended merely to acknowledge that the following shares have been authorized and issued by the Company as of the date of the Third Amended and Restated Trust Agreement:  (i) 348,301,602 Common Shares (whether through the consummation of the transactions contemplated by the RCC Acquisition Documents (as defined in the Third Amended and Restated Trust Agreement), the automatic conversion in accordance with the terms of the Certificate of Designation of the Special Series A Shares of the Company (the “Special Series A Shares”), effective as of March 5, 2010, of Special Series A Shares to Common Shares to occur immediately upon the adoption of the Third Amended and Restated Trust Agreement, a conversion of the Original CRA Preferred Shares and the CRA Preferred Shares (each as defined in the Third Amended and Restated Trust Agreement), an exercise of options pursuant to an incentive share option plan or otherwise); (ii) 695,223 Series A Convertible Community Reinvestment Act Preferred Shares; and (iii) 12,731,465 Special Preferred Voting Shares. In addition, Section 6.1(b) amended merely to include acknowledgements of certain of the issuances, reclassifications and transactions that were consummated in connection with the March 2010 Restructuring (See Section 6.1(b) of Third Amended and Restated Trust Agreement attached to this proxy statement as Appendix A for list of such acknowledgements).

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• Existing Trust Agreement contains no reference regarding the Board’s authority to implement divisions or splits or share combinations.
• Section 6.1(c) added to grant authority to the Board to implement in its sole discretion and without shareholder consent any future share divisions, splits or combinations and determine the treatment of any fractional shares resulting from any such share divisions, splits or combinations.

• Sections 6.2 and 6.3 authorize Board to reclassify unissued common and preferred shares but are silent as to authority of Board to do so without shareholder consent.  Section 6.4 silent as to the Board’s authority to reclassify issued shares that the Company has reacquired and holds in treasury, retired or reserved for issuance.

• Sections 6.2 and 6.3 amended to confirm the authority of the Board, without shareholder consent, to reclassify unissued common and preferred shares of the Company.  Section 6.4 amended to confirm the authority of the Board, without shareholder consent, to reclassify any issued shares of the Company that the Company has reacquired and holds in treasury, retired or reserved for issuance.

• Section 6.7 (i) identifies the certificates of designation of shares issued under the Existing Trust Agreement (other than the 11.0% Cumulative Convertible Preferred Shares, Series A-1), (ii) provides that that the certificates of designation of the shares of the Company are part of the Existing Trust Agreement, and (iii) provides that the Board may amend the terms of any class or series of shares not outstanding on the date of the Second Amended and Restated Trust Agreement (including the Special Preferred Voting Shares), subject to any limitations on amendments, including any class or series vote, as may be set forth in the applicable certificate of designation.

• Section 6.7 amended to reflect (i) that certain shares of the Company are no longer outstanding (reference to any such shares and their associated certificate of designation being deleted from Section 6.7), (ii) that the certificates of designation of the shares of the Company to be attached to the Third Amended and Restated Trust Agreement on the date of the adoption of the Third Amended and Restated Trust Agreement are the certificate of designation for each of the Series A Convertible Community Reinvestment Act Preferred Shares, the Special Preferred Voting Shares and the Series B Special Shares, and (iii) that the certificates of designation of the shares of the Company are not part of the trust agreement but are part of the governing instrument of the Company.  Section 6.7 further amended to confirm that the Board may amend the terms of any class or series of shares (regardless of whether such class or series of shares is outstanding on the date of the Third Amended and Restated Trust Agreement), subject to any limitations on amendments, including any class or series vote, as may be set forth in the applicable certificate of designation or, with respect to Common Shares, the trust agreement.

Liability (Section 7)	• Section 7.3 currently provides exculpation to the managing trustees and the employees of the Company.	• Section 7.3 amended to provide exculpation to the managing trustees, the manager(s), employees of the Company and officers of the Company and the manager(s).
	• Standards of conduct set forth under the exculpation provision of Section 7.3 and the indemnification provision of Section 14.1 are not consistent with each other.	• Standards of conduct set forth under the exculpation provision of Section 7.3 and the indemnification provision of Section 14.1 amended to be consistent with each other.

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Distributions (Section 9.10)	• Section 9.10 provides that distributions shall be made to the shareholders in accordance with their percentage interests.
• Section 9.10 amended to clarify that distributions by the Company shall be made to the shareholders in accordance with their percentage interests “to the extent declared by the Board of Trustees, unless otherwise provided in a certificate of designation.”

Board of Trustees (Section 10)	• Section 10.2 authorizes the Board to delegate authority to the manager pursuant to a management agreement.	• Section 10.2 amended to contemplate that the Board may delegate authority to one or more managers pursuant to management agreements.

• Section 10.4(h) authorizes the Board to amend the trust agreement without the consent of the shareholders to reflect any preferences, covenants or other rights, voting powers, privileges, restrictions, limitations as to dividends or other distributions qualifications and terms and conditions of redemption granted in connection with the issuance of a class or series of shares “not outstanding as of the date of this Trust Agreement.”

• Section 10.4(h) amended to delete the words “not outstanding as of the date of this Trust Agreement” so as to permit the Board to designate terms of shares that have been acquired by the Company and are being reissued.

• Section 10.4(i) currently does not exist in Existing Trust Agreement.
• Section 10.4(i) added to grant authority to the Board to amend the trust agreement, without shareholder consent, to reduce the number of shares authorized to be issued by the Company, provided, however, that any such reduction may not reduce the number of authorized shares below the number of shares issued and outstanding at such time.

• Section 10.7 designates the manager as the tax matters partner of the Company.
• Section 10.7 amended (i) to designate Centerline Capital Group Inc. as the current tax matters partner of the Company, and (ii) to reflect that the Board has the power to designate from time to time any other person or entity as the tax matters partner of the Company.

• Section 10.9 currently does not include a statement relating to the managing trustees and officers of the Company having fiduciary duties identical to those of directors and officers of a business corporation organized under the General Corporation Law of the State of Delaware.

• Section 10.9 amended to provide that, except as otherwise specifically provided in the trust agreement, each managing trustee and officer of the Company shall have fiduciary duties identical to those of directors and officers of a business corporation organized under the General Corporation Law of the State of Delaware.

EXISTING TRUST AGREEMENT	THIRD AMENDED AND RESTATED TRUST AGREEMENT

• Section 10.11(b) requires consents, waivers, amendments, approvals, elections or similar actions taken or omitted to be taken by the Company with respect to the RCC Acquisition Documents (as defined in Section 10.11(c)) be approved by a majority vote of the independent trustees (the “Independent Trustee Approval Requirement”).

• Section 10.11(b) amended to provide that the Independent Trustee Approval Requirement is subject to Section 3.1(c) of the Third Amended and Restated Trust Agreement and Section 11(a) of Article III of the Sixth Amended and Restated Bylaws of the Company which will be adopted by the Board as of the adoption of the Third Amended and Restated Trust Agreement (such provisions providing authority to the Board and committees thereof to exercise all rights and powers despite vacancies (even if fewer than three managing trustees remain on the Board and even if there is no remaining independent trustee on the Board), subject to any applicable limitations with respect to the Board acting on vacancies that may be set forth in the bylaws (including the 120 day vacancy limitation described in Proposal #2a above)).

Indemnification (Section 14)	• Section 14.1 currently provides indemnification to the Company’s present and former managing trustees, the manager and its officers, directors, members, partners and employees and agents.
• Section 14.1 amended to clarify that indemnification is provided to the Company’s present and former managing trustees, the managers, and the Company’s and the managers’ present and former officers, directors, members, partners and employees and agents.

	• Standards of conduct set forth under the exculpation provision of Section 7.3 and the indemnification provision of Section 14.1 are not consistent with each other.	• Standards of conduct set forth under the exculpation provision of Section 7.3 and the indemnification provision of Section 14.1 amended to be consistent with each other.

Miscellaneous (Section 17)
• Section 17.2 provides that the Second Amended and Restated Trust Agreement became effective only upon the occurrence of the closing under the Contribution Agreement (as defined in the Existing Trust Agreement) (the “Effectiveness Condition”).

• Section 17.2 amended to delete the Effectiveness Condition as such condition has been satisfied and is not applicable to the adoption of the Third Amended and Restated Trust Agreement.
	• Section 17.4 currently does not contemplate notices under the trust agreement being provided by means of electronic transmission.	• Section 17.4 amended to authorize notices under the trust agreement to be provided by means of electronic transmission.
	• Section 17.11 currently does not exist in Existing Trust Agreement.	• Section 17.11 added to reflect that amendments to the trust agreement can be executed solely by the Board upon obtaining such approvals required by the trust agreement.

Other		• Miscellaneous other amendments are reflected in Appendix A attached to this proxy statement.

Certificates of Designation

The following are each of the Certificates of Designation of the shares of the Company that were adopted in past years and are still effective.  They are referenced in Sections 6.7(a), Section 6.7(b) and 6.7(c) of the Company’s Third Amended and Restated Trust Agreement and will be attached as appendices thereof on the date of the adoption of the Company’s Third Amended and Restated Trust Agreement:

•
Appendix A — Certificate of Designation of Series A Convertible Community Reinvestment Act Preferred Shares of the Company (incorporated by reference to Exhibit 3.6 of our Registration Statement on Form S-3 filed with the Securities and Exchange Commission (the “Commission”) on September 24, 2003).

•
Appendix B — Certificate of Designation of Special Preferred Voting Shares of the Company (incorporated by reference to Exhibit 99.4 of our Current Report on Form 8-K filed with the Commission on December 1, 2003).

o
Amendment No. 1 to the Certificate of Designation of Special Preferred Voting Shares of the Company (incorporated by reference to Exhibit 10.1 of our Current Report on Form 8-K filed with the Commission on May 10, 2007).

o
Amendment No. 2 to the Certificate of Designation of Special Preferred Voting Shares of the Company (incorporated by reference to Exhibit 3.6 of our Current Report on Form 8-K filed with the Commission on March 11, 2010).

•
Appendix C — Certificate of Designation of Series B Special Shares of the Company (incorporated by reference to Exhibit 3.5 of our Current Report on Form 8-K filed with the Commission on March 11, 2010)

Upon the establishment and designation of any other class or series of shares of the Company by the Board, the Certificate of Designation of such class or series of shares will be attached as an additional appendix to the Company’s Third Amended and Restated Trust Agreement as contemplated by Section 6.7(d) thereof.  There is no current intention to create any such class or series.

BYLAW AMENDMENTS

In July, 2010, the Board resolved, effective as of the effective date of the Company’s Third Amended and Restated Trust Agreement by the shareholders, to amend and restate in its entirety, the Company’s Fifth Amended and Restated Bylaws (as previously amended by Amendment No. 1 thereto, Amendment No. 2 thereto, Amendment No. 3 thereto, Amendment No. 4 thereto and Amendment No. 5 thereto (as so amended (the “Existing Bylaws”)), and to adopt the Company’s Sixth Amended and Restated Bylaws (the “New Bylaws”).  A marked copy of the New Bylaws is attached to this proxy statement as Appendix C and is marked to show changes from the Existing Bylaws.  A clean copy of the New Bylaws is in the form attached to this proxy statement as Appendix D.  Shareholders are not being asked to consent to the adoption of the New Bylaws.

The changes being made to the Existing Bylaws and reflected in the New Bylaws include the following:

•	Independent trustees nominated by the Board required to be approved by a majority of the managing trustees instead of two-thirds of the Board;

•	Provisions limiting the powers of the Board deleted as reflected in Article III, Section 2 of Appendix C;

•
Conforming changes to implement the proposed amendments to the Existing Trust Agreement described in Proposal Nos. 2a, 2b, 2c, 2d and 2e above, including, without limitation, (i) changes to reflect the reduction in the maximum size of the Board from 16 to 11; (ii) deletion of the references to Thomas W. White and the requirement that the number of independent trustees on the Board is dependent upon whether Mr. White is serving on the Board; (iii) inclusion of the Independent Trustee Majority Requirement (as defined in Proposal No. 2a above); and (iv) changes to reflect that the Company may have one or more managers and enter into one or more management agreements;

•
Confirmation of the authority of the Board and its committees to operate when there are vacancies on the Board and its committees (even if fewer than three managing trustees remain on the Board and even if there is no remaining independent trustee on the Board);

•
Requirement for the Board to use reasonable efforts to cause the Independent Trustee Majority Requirement to be satisfied, and if the Board is unable to do so within 120 days from the date on which the Independent Trustee Majority Requirement is first not satisfied, no Board actions (other than actions to fill any vacancy) may be taken from the expiration of such 120-day period until applicable vacancies are filled and such condition is satisfied;

•
Actions taken by the Board or any committee thereof by written consent no longer required to be taken unanimously and may be taken if a consent or consents in writing to such action are solicited from all members of the Board or the committee thereof then in office, as the case may be, and signed by the managing trustees or the committee members, as the case may be, representing the minimum number of votes that would be necessary to authorize such action if taken at a meeting;

•
In addition to the chairman of the Board and any managing trustee, certificates representing Company shares may also be signed by any manager or any officer or other agent of the Company designated by the Board;

•	All other changes reflected in Appendix C to this proxy statement.

The description of the changes to the Existing Bylaws contained above are qualified in their entirety by reference to the complete terms of the New Bylaws attached hereto as Appendix D.  The adoption by the Board of the New Bylaws is not subject to shareholder consent and, if the Third Amended and Restated Trust Agreement is not adopted by the shareholders, the Board may still adopt the New Bylaws in the form attached to this proxy statement as Appendix D or otherwise.

Proposal #3:  Ratification of Appointment of Independent Auditor

The audit committee has selected Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010, and the Board has directed that the selection of the independent registered public accounting firm be submitted for ratification by the shareholders at the annual meeting.

Shareholder ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm is not required by the Company’s trust agreement, bylaws or otherwise.  However, the Board is submitting the selection of Deloitte & Touche LLP to the shareholders for ratification as a matter of what it considers to be good corporate practice.  If the shareholders fail to ratify the selection, the audit committee of the Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in the best interests of the Company.

Our Board recommends a vote “FOR” Proposal #3

Proposal #4: — Adjournment or Postponement of the Meeting

We are submitting a proposal for consideration at the annual meeting to authorize the named proxies to approve one or more adjournments of the annual meeting if there are not sufficient votes to approve one or more of the proposed amendments to our trust agreement at the time of the annual meeting.  Even though a quorum may be present at the annual meeting, it is possible that we may not have received sufficient votes to approve one or more of the proposed amendments by the time of the annual meeting.  In that event, we would need to adjourn the annual meeting in order to solicit additional proxies.  The adjournment proposal relates only to an adjournment of the annual meeting for purposes of soliciting additional proxies to obtain the requisite shareholder approval to approve one or more of the proposed amendments to our trust agreement.  Our Board retains full authority to adjourn the annual meeting for any other purpose, including the absence of a quorum, or to postpone the annual meeting before it is convened, without the consent of any of our shareholders.

Our Board recommends a vote “FOR” Proposal #4.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Our Board directs the management of the business of our Company but retains Centerline Capital Group Inc. (“CCG”) to manage our day-to-day affairs.  See “Centerline Advisors” below.

In addition, in connection with the March 2010 Restructuring, the Company and CCG entered into a management agreement, dated as of March 5, 2010 (the “Management Agreement”), with Island Centerline Manager LLC, an entity owned and operated by a subsidiary of Island Capital Group LLC (“Island Capital”).  See “Island Centerline Manager” below.

Meetings and Attendance

During 2009, our Board held eleven meetings, the audit committee held five meetings, the compensation committee held one meeting, the nominating and governance committee held five meetings, the oversight committee held eleven meetings, the independent members held four meetings, and the finance committee held four meetings.  The average attendance in the aggregate of the total number of Board and committee meetings for incumbent trustees was 99.3%, and no trustee attended fewer than 96.9% of the aggregate of all meetings of the Board and applicable committee meetings on which they served.

Our Company does not have a formal policy requiring trustees to be present at annual meetings, although we do encourage their attendance.  Eight of our ten trustees (at that time) attended the 2009 annual meeting.

Trustees and Executive Officers

As of the date of this proxy statement, the size of the Board is five members.

As of the date of this proxy statement, our trustees and executive officers are as follows:

Name	Age	Offices Held	Independence	Year First Became Officer/Trustee	Term Expires

Jerome Y. Halperin	80	Managing Trustee	Independent	2003	2012
Robert L. Loverd	68	Managing Trustee	Independent	2003	2011
Robert A. Meister	69	Managing Trustee	Independent	2003	2010
Thomas W. White	72	Managing Trustee	Independent	2000	2012
Robert L. Levy	44	President, Chief Financial Officer and Chief Operating Officer	Non Independent	2006	2011
Andrew J. Weil	39	Executive Managing Director	Not applicable	2007	Not applicable

If Proposal Nos. 1 and 2a through 2e are approved, on the date of the adoption of the Company's third and amended and restated trust agreement the names of our trustees and the class to which each such trustee would be designated are as set forth in Section 3.1(b) of the Company's third amended and restated trust agreement attached hereto as Appendix B and as discussed in Proposal No. 2b above.

Biographical information with respect to Mr. Meister is set forth under “PROPOSALS BEFORE THE MEETING; Proposal # 1: Election of Trustees” above.

Jerome Y. Halperin is a managing trustee (independent trustee) of our Company.  Mr. Halperin is a retired partner of PricewaterhouseCoopers, LLP (“PricewaterhouseCoopers”), the international accounting firm, where he spent 39 years in varied positions.  Mr. Halperin’s final position at PricewaterhouseCoopers was chairman of the international actuarial, benefits and compensation services group.  After his retirement from PricewaterhouseCoopers, Mr. Halperin was the president of the Detroit Investment Fund, a private investment fund established to stimulate economic growth in the city of Detroit.  Currently, Mr. Halperin is a consultant on various real estate projects.  He serves on the board of directors of several charitable organizations and was the chairman of the Michigan Tax Forms Revisions Committee, a position he was appointed to by the Governor of the State of Michigan.  Mr. Halperin is the co-author of “Tax Planning for Real Estate Transactions”.  Mr. Halperin received a Bachelor of Business Administration from the University of Michigan and a Juris Doctor from Harvard Law School.  Mr. Halperin is the chairman of our audit committee and is a member of our finance committee.

Director Qualifications:

Financial and Industry Experience: former partner and chairman at large international accounting firm and president at private investment fund.

Leadership Experience: member of the board of directors of several charitable organizations, former chairman of Michigan Tax Forms Revisions Committee; co-authored Tax Planning for Real Estate Transactions.

Robert L. Loverd is a managing trustee (independent trustee) and chairman of our Company.  Mr. Loverd is the former Group Chief Financial Officer and a Founding Partner of MC European Capital (Holdings), a London investment banking and securities firm, which was established in 1995 and substantially sold in 2000.  From 1979-1994, Mr. Loverd held various positions in New York and London in the Investment Banking Department of Credit Suisse First Boston.  Prior to that, Mr. Loverd was a shareholder in the International Investment Banking Department of Kidder, Peabody & Co. Incorporated.  Mr. Loverd is a member of the Board of Directors of Harbus Investors.  Mr. Loverd received a Bachelor of Arts degree from Princeton University and a Master’s in Business Administration from Harvard Business School.  Mr. Loverd is the chairman of the Board, the chairman of our compensation committee and a member of our nominating and governance committee and our audit committee.

Director Qualifications:

Financial and Industry Experience: former group chief financial officer and founding partner of an international investment banking and securities firm, held various industry leadership positions in the investment banking department of a global financial company.

Leadership Experience: member of board of director of Harbus Investors.

Thomas W. White is a managing trustee (independent trustee) of our Company.  Mr. White retired as a Senior Vice President of Fannie Mae in the multifamily activities department, where he was responsible for the development and implementation of policies and procedures for all Fannie Mae multifamily programs, including the delegated underwriting and servicing program, prior approval program and negotiated swap and negotiated cash purchases product lines.  He was also responsible for asset management of multifamily loans in a portfolio of mortgage-backed securities.  Prior to joining Fannie Mae in November 1987, Mr. White served as an investment banker with Bear Stearns, Inc.  He was also the executive vice president of the National Council of State Housing Agencies and chief underwriter for the Michigan State Housing Development Authority.  Mr. White also served as a state legislator in the state of Michigan.  Mr. White serves on the Board of Directors of Enterprise Community Investment, Inc.  Mr. White is the chairman of our finance committee and a member of our nominating and governance committee.

Director Qualifications:

Leadership and Financial Experience: former senior vice president of Fannie Mae; he also served as an investment banker at an international bank.

Industry Experience: served various positions at state housing and development authorities and as a former state legislator in the state of Michigan.

Robert L. Levy is a managing trustee and President, Chief Financial Officer and Chief Operating Officer of our Company.  Mr. Levy was appointed as Chief Financial Officer in November 2006 and was appointed our President and Chief Operating Officer in April 2010.  He directs the day-to-day operations of the Company and is also responsible for overseeing all of the Company’s business and operations. Mr. Levy joined the Company in November of 2001 as the Director of Capital Markets.  From 1998 through 2001, he was a Vice President in the Real Estate Equity Research and Investment Banking Departments at Robertson Stephens, an investment banking firm in San Francisco. Prior to 1998, Mr. Levy was employed by Prudential Securities in the Real Estate Equity Research Group and at the Prudential Realty Group, the real estate investment arm of the Prudential Insurance Company.  He received his Master’s in Business Administration from the Leonard N. Stern School of Business at New York University and his Bachelor of Arts from Northwestern University.

Director Qualifications:

Leadership and Financial Experience: president, chief financial officer and chief operating officer of Centerline; he also served as a director of capital markets of Centerline and a vice president in the real estate equity research and investment banking departments at a boutique investment bank..

Leadership and Industry Experience: several years of experience in real estate equity research and real estate investment.

Other Executive Officer of CCG

Andrew J. Weil is an Executive Managing Director of CCG and the Head of the Affordable Housing Group.  Mr. Weil is responsible for overseeing the day-to-day operations of the Affordable Housing Group, including the acquisition of properties with Low-Income Housing Tax Credits and the origination and structuring of institutional funds.  Prior to joining the Company’s predecessor in January 1994, Mr. Weil was a Financial Analyst for The Heights Management Company, where he specialized in the analysis of potential investments and property management.  Mr. Weil received a Bachelor of Science degree in Economics with a concentration in Finance from The Wharton School of The University of Pennsylvania.

Committees of the Board

Our Board has standing audit, compensation, nominating and governance and finance committees.  The functions of each committee are detailed below, and the committee charters for the audit, compensation and nominating and governance committees are available on our website at http://www.centerline.com in the “Investor Relations” section (under “Corporate Governance”).  Please note that the information on our website is not incorporated by reference in this proxy statement.

Audit Committee

We have a separately designated standing audit committee established in accordance with section 3(a)(58)(A) of the Exchange Act.  The audit committee’s duties include the periodic review of our financial statements and meetings with our independent registered public accounting firm.  The ongoing administration of the Corporate Governance Guidelines and the Code of Business Conduct and Ethics for our Company is overseen by the audit committee.  The audit committee must have at least three members and be comprised solely of independent trustees.  The audit committee is currently comprised of Mr. Halperin (chair), Mr. White and Mr. Loverd.  Our Board has determined that all three committee members are independent within the meaning of the SEC rules and regulations.  In addition, our Board has determined that Mr. Halperin is qualified as an audit committee financial expert within the meaning of the SEC rules and regulations.  The Audit Committee held five meetings during the year ended December 31, 2009.

Compensation Committee

The compensation committee’s duties include the determination of the compensation of our named executive officers, the administration of the Company’s 1997 Amended and Restated Incentive Share Plan (the “1997 Plan”) and the Company’s 2007 Incentive Share Plan (the “2007 Plan”) (collectively, the “Incentive Share Plans”) and the review and approval of any material employment agreements and severance agreements.  The compensation committee must have at least two members and be comprised solely of independent trustees.  The compensation committee held one meeting during the year ended December 31, 2009.  The compensation committee is currently comprised of Mr. Loverd (chair) and Mr. Meister.  The Board has determined that each of the forgoing trustees is independent within the meaning of the SEC rules and regulations and the listing standards of the NYSE.  We continue to adhere to the NYSE standards even though our shares are no longer traded on the NYSE.

The primary purpose of the compensation committee is to conduct reviews of the Company’s general executive compensation policies and strategies and to oversee and evaluate the Company’s overall compensation structure and programs. Direct responsibilities include, but are not limited to:

•
evaluating and approving goals and objectives relevant to the compensation of the Company’s principal executive officer, which in our case is the President, and other executive officers and evaluating the performance of the executives in light of those goals and objectives;

•	determining and approving the compensation level for the President;

•	evaluating and approving compensation levels of other executive officers;

•	evaluating and approving all grants of equity-based compensation to executive officers; and

•
reviewing performance-based and equity-based incentive plans for the President and other executive officers and reviewing other benefit programs presented to the compensation committee by the Chief Operating Officer.

The role of the President is to provide reviews and recommendations for the compensation committee’s consideration and to manage the Company’s executive compensation programs, policies and governance.  The Chief Operating Officer’s direct responsibilities include reviewing the effectiveness of the Company’s compensation programs, including competitiveness and alignment with the Company’s objectives, and recommending compensation awards for named executive officers other than the Chief Operating Officer.

From time to time, the compensation committee may delegate decision making to the President and other executives if compensation determinations are within specified thresholds (with the reasonable expectation of being no more than $500,000) established by the compensation committee.  In addition, under the compensation programs approved by the compensation committee, certain awards may be made by the Chief Executive Officer.

From time to time, the compensation committee has retained SMG Advisory Group LLC (the “Outside Consultant”) as its compensation consultant to assist in the development and evaluation of compensation policies and the compensation committee’s determination of compensation for executive officers.  However, the compensation committee did not retain the Outside Consultant to determine fiscal 2009 compensation in part because (a) base salaries of the executive officers were determined by employment agreements and (b) the Company’s flexibility regarding executive compensation issues with respect to which the Outside Consultant might have been consulted was, and is, limited by (i) the deteriorating economic environment, (ii) the limitations placed on the Company by its bank financing and (iii) the limited share capacity available under the 2007 Plan.

Nominating and Governance Committee

The nominating and governance committee must have at least three members and be comprised solely of independent trustees.  The nominating and governance committee is currently comprised of Mr. Meister (chair), Mr. White and Mr. Loverd, each of whom the Board has determined is independent within the meaning of the SEC rules and regulations and the listing standards of the NYSE.  The nominating and governance committee held five meetings during the year ended December 31, 2009.

The nominating and governance committee’s duties include recommending to the Board for its approval (subject to the conditions set forth below) the trustee nominees for election at any annual or special meeting of our shareholders and overseeing our compliance with legal and regulatory requirements pertaining to corporate governance, including the corporate governance listing requirements of the NYSE.  In evaluating a candidate for trustee, the committee considers factors that are in the best interests of our Company and our shareholders, including:

(i)	business and/or technical experience and expertise relevant to the needs of our Company;
(ii)	leadership;
(iii)	diversity;
(iv)	ability to represent our shareholders; and
(v)	the independence and expertise standards mandated by the SEC rules and regulations, the listing standards of the NYSE and any other applicable federal or state law, rule or regulation.

The nominating and governance committee recommended (and our Board approved) Mr. Meister.

The nominating and governance committee approved, on behalf of the Board, a set of Corporate Governance Guidelines and a Code of Business Conduct and Ethics for our Company that applies to our named executive officers and all other employees.  The ongoing administration of these two policies is overseen by the audit committee.

The nominating and governance committee’s duties also include reviewing, monitoring and approving any transaction by the Company in which a trustee or officer has a direct or indirect personal interest, overseeing compliance with the Future Relations Agreement between Centerline and The Related Companies, L.P.C. (“TRCLP”), which subjects TRCLP to certain non-competition provisions, and reviewing disputes that may arise from any of the agreements related to the Company’s acquisition of Centerline Advisors.

Shareholder Trustee Nominations.  Pursuant to our by-laws, any shareholder entitled to vote at the annual meeting may submit a nomination for a trustee.  Nominations by a shareholder must be given in a timely fashion and notice of the nomination must be given in writing to our Board.  To be timely, a shareholder’s notice must be delivered to the Board at our principal executive offices not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, or if we have not previously held an annual meeting, notice by a shareholder to be timely may be delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.  Such shareholder’s notice must set forth (i) as to each person whom the shareholder proposes to nominate for election or reelection as a managing trustee, all information relating to such person that is required to be disclosed in solicitations of proxies for election of managing trustees, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (the “34 Act”), as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a managing trustee if elected), and (ii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made, (y) the name and address of such shareholder, as they appear on the Company's books, and of such beneficial owner and (z) the number of shares of each class of beneficial interests of the Company which are owned beneficially and of record by such shareholder and such beneficial owner.  In the event that the number of managing trustees to be elected to the Board is increased and there is no public announcement naming all of the nominees for managing trustee or specifying the size of the increased Board made by us at least 70 days prior to the first anniversary of the preceding year’s annual meeting, a shareholder’s notice will also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to the Board at our principal offices not later than the close of business on the tenth day following the day on which we first made such public announcement.

Board Diversity.  Centerline does not have a policy regarding the consideration of diversity in identifying nominees for trustees.  In identifying trustee nominees, the nominating and governance committee does not seek diversity, per se, instead, the nominating and governance committee looks for individuals who have very high integrity, business savvy, with a diversity of experience and ideas and a deep genuine interest in the Company.  With respect to the selection of Mr. Meister as a trustee nominee at the Annual Meeting, the nominating and governance committee recommends the Board nominate Mr. Meister to the Board for a three year term.

Independent Trustee Vacancies.  If there is any vacancy for independent trustees, replacement independent trustees will be nominated by the nominating and governance committee and subject to the approval of the trustees.  The vacancy shall be filled by a majority vote of the trustees electing a nominated replacement independent trustee.  All trustees have the right to recommend to the nominating and governance committee for its consideration their choices for the replacement independent trustee nominees.  If there is no remaining independent trustee, any such vacancies will be filled by a majority of the remaining managing trustees.  We continue to adhere to the New York Stock Exchange listing requirement that the Trust have a majority of Independent Trustees even though our shares are no longer traded on the NYSE.

Finance Committee

The finance committee’s duties included (i) overseeing and approving the development of the Company’s finance policies and strategies, including the Company’s investment and capital markets policies and strategies, (ii) reviewing and approving investment transactions and capital markets transactions (including issuances of debt and equity), (iii) reviewing the annual capital plan of the Company and its subsidiaries; (iv) making recommendations to management regarding improvements to the Company’s investment policies and capital markets policies; (v) determining, approving and monitoring delegations of authority to the management of the Company to execute investment or capital markets transactions; (vi) reviewing capital markets strategies and determining whether such capital markets strategies should be brought to the Board for approval; (vii) monitoring the performance of the Company’s investment strategies and capital markets strategies, including hedging strategies and transactions; and (viii) overseeing such other matters as the Board deems appropriate and in the best interest of the Company.  The finance committee held four meetings during the year ended December 31, 2009.  The finance committee is currently comprised of Mr. White (chair), Mr. Loverd and Mr. Halperin.

Rights Plan Evaluation Committee and Tax Benefits Preservation Plan

In connection with the adoption of the Tax Benefits Preservation Plan, the Board created the Rights Plan Evaluation Committee (the "Rights Plan Committee") to administer the plan, including (i) establishing or modifying the purchase price at which a holder of a Right may purchase one one-millionth of a Series B Special Share upon exercise of a Right, (ii) declaring the distribution of Rights, and (iii) recommending to the Board the continued maintenance, modification or termination of the Tax Benefit Preservation Plan, or the redemption of the Rights.  The initial members of the Committee were Robert Loverd and Thomas White.  On March 5, 2010, the Board delegated to the Rights Plan Committee the full power and authority of the Board to consider and declare if it so deems advisable a distribution of one “Series B Special Share” purchase right (a “Right”) for each common share, Special Preferred Voting Share, Series A Convertible Community Reinvestment Act Preferred Share, and 15 Rights for each Series A Share of the Company (the “Existing Shares”).  When exercisable, each Right will entitle the registered holder to purchase from the Company one one-millionth of a Series B Special Share (the “Series B Shares”) at an initial price of $0.66 per one one-millionth of a Series B Share, subject to adjustment.  The description and terms of the Rights are set forth in a Tax Benefits Preservation Plan, dated as of March 5, 2010, as the same may be amended from time to time, between the Company and Computershare Trust Company, N.A., a federally chartered trust company.  The purpose of the Tax Benefits Preservation Plan is to help preserve the Company’s existing net operating loss carryovers for federal income tax purposes by deterring acquisitions of 5% or more of the beneficial interests in the Company by one party or affiliated parties.  In July, 2010 the Board assumed the responsibilities of the Rights Plan Committee and dissolved the Rights Plan Committee.

Executive Sessions of Trustees and Oversight Committee

Executive Sessions.  Executive sessions or meetings of independent trustees without management present are held regularly (at least four times a year).  During these sessions, the independent trustees may review matters such as strategic issues, progress with respect to the operating plan and variances therefrom, significant personnel matters, compensation issues, management succession issues as well as regulatory and legal issues.  From time to time the Chief Executive Officer may be invited to join the executive session for a general discussion of relevant subjects.  In 2009, the independent trustees met in executive session four times.

Oversight Committee.  In 2009, the Independent Trustees established on oversight committee which oversaw the Company’s negotiations with Island Capital in connection with the March 2010 Restructuring.  The oversight committee has continued in the role of monitor of the Company’s restructuring and its relationship with Island Capital.  The oversight committee is a special committee of the Board of temporary duration.

Board Leadership Structure

Robert L. Levy is the President, Chief Financial Officer and Chief Operating Officer of the Board.  Mr. Loverd served as the Company’s lead independent trustee (the “Lead Trustee”) until June 2010 when he was appointed the chairman of the Board (“Chairman”).  As Lead Trustee, Mr. Loverd coordinated the activities of the other independent trustees and performed such other duties and responsibilities as the Board might have determined.  Upon accepting the position as Chairman, Mr. Loverd relinquished his title as Lead Trustee, but he will continue, in his position as Chairman, to coordinate the activities of the other independent trustees and perform such other duties and responsibilities as the Board may determine.  He will continue to call and preside at executive sessions of the independent trustees, functioning as principal liaison on Board-wide issues between the independent trustees and the President, and participating in the flow of information to the Board.  Mr. Loverd will receive the same compensation for his position as Chairman as he received as Lead Trustee.

Risk Oversight

The entire Board and each of its committees are involved in overseeing risk associated with the Company. The Board and the audit committee monitor the Company’s financial and regulatory risk through regular reviews with management and internal and external auditors and other advisors.  In its periodic meetings with the internal auditors and the independent accountants, the Audit Committee discusses the scope and plan for the internal audit and includes management in its review of accounting and financial controls and assessment of business risks.  The Board and the nominating and governance committee monitor the Company’s corporate governance policies and procedures by regular review with management.  The Board and the compensation committee monitor officer succession and the Company’s compensation policies and related risks by regular reviews with management.  The Board and the finance committee monitor risks related to the Company’s investment and capital markets policies and strategies.

Communication with Trustees

You may communicate directly with the Chairman, the chairs of the committees of the Board or any or all members of the Board of our Company by sending correspondence to our Company’s Secretary at: Secretary, Centerline Holding Company, 625 Madison Avenue, New York, New York 10022.  The sender should indicate in the address whether it is intended for the entire Board, the independent trustees as a group, or to an individual trustee.  Each communication intended for the Board or independent trustees received by the Secretary will be promptly forwarded to the intended recipients in accordance with the sender’s instructions.

Trustee Independence

Our Board has adopted a formal set of Categorical Standards for Determining Trustee Independence (the “Categorical Standards”) with respect to the determination of trustee independence.  In accordance with these Categorical Standards, a trustee must be determined to have no material relationship with our Company other than as a trustee.  The Categorical Standards specify the criteria by which the independence of our trustees will be determined, including strict guidelines for trustees and their immediate families with respect to past employment or affiliation with the Company or its independent registered public accounting firm.  The Categorical Standards also limit commercial relationships of all trustees with the Company.  All trustees are required to deal at arm’s length with the Company and its subsidiaries and to disclose any circumstance that might be perceived as a conflict of interest.  These Categorical Standards were adopted when our Common Shares were listed on the NYSE, and they meet the listing standards of the NYSE.  We continue to adhere to the NYSE standards even though our shares are no longer traded on the NYSE.  We continue to adhere to these standards even though our shares are no longer traded on the NYSE.

In accordance with these Categorical Standards, the Board undertook its annual review of trustee independence.  During this review, the Board considered transactions and relationships between each trustee or any member of his or her immediate family and the Company and its subsidiaries and affiliates.  The Board also considered whether there were any transactions or relationships between trustees or any member of their immediate family (or any entity of which a trustee or an immediate family member is an executive officer, general partner or significant equity holder).  As provided in the Categorical Standards, the purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that the trustee is independent.

As a result of this review, the Board affirmatively determined that Mr. Halperin, Mr. Loverd, Mr. Meister and Mr. White are independent of the Company and its management under the criteria set forth in the Categorical Standards.  In making these determinations, the Board considered that, in the ordinary course of business, transactions may occur between the Company and its subsidiaries and the trustees, or companies or institutions at which some of our trustees are or have been officers.  In each case, the amount of transactions from these companies in each of the last three years did not exceed the thresholds set forth in the Categorical Standards.

Other Corporate Governance Initiatives

We have adopted a Code of Business Conduct and Ethics as defined under the rules of the SEC that applies to our executive officers and all professionals in finance and finance-related departments, as well as our trustees and officers and employees of our subsidiaries.

We regularly monitor developments in the area of corporate governance and continue to enhance our corporate governance structure based upon a review of new developments and recommended best practices.  Our corporate governance materials, including our Categorical Standards, Corporate Governance Guidelines, Code of Business Conduct and Ethics, Whistle Blower Policy (which is incorporated in our Code of Business Conduct and Ethics) and charters for the audit, compensation, and nominating and governance committees may be found on our website at http://www.centerline.com in the “Investor Relations” section (under “Corporate Governance”).  Copies of these materials are also available to shareholders upon written request to our Secretary, Centerline Holding Company, 625 Madison Avenue, New York, New York 10022.

Centerline Advisors

We and our subsidiaries operate our day-to-day activities utilizing the services and advice provided by our subsidiary, CCG, subject to the supervision and review of our Board and our subsidiaries’ board of trustees (or directors), as applicable.

Executive Officer

As of the date of this proxy statement, the sole executive officer of CCG was:

Name	Age	Office

Robert L. Levy	44	President, Chief Financial Officer and Chief Operating Officer
Andrew J. Weil	39	Executive Managing Director

Biographical information with respect to Mr. Levy and Mr. Weil may be found under “Trustees and Executive Officers”.

Island Centerline Manager

We entered into a management agreement with Island Centerline Manager LLC (the “Manager”), an entity owned and operated by a subsidiary of Island.  The agreement provides for an initial five year term and, subject to a fairness review of management fees, for successive one year renewal terms.  Pursuant to the agreement:

•	the Manager will provide executive management and strategic, restructuring and general advisory services to us; and

•
the Company will pay $5.0 million of advisory fees in 2010 for certain fund management review services, a $5.0 million annual base management fee and an annual incentive fee based on EBITDA (as defined in the agreement).

The agreement provides each party with various rights of termination, which in our case under certain circumstances would require the payment of a termination fee in an amount equal to three times the base and incentive fee earned during the previous year.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 34 Act, as amended, requires our executive officers and trustees, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC.  These persons are required by regulation of the SEC to furnish us with copies of all Section 16(a) forms they file.

During the fiscal year ended December 31, 2009, our trustees, executive officers and greater than ten percent beneficial owners complied with all applicable Section 16(a) filing requirements.

EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE

On March 5, 2010, CCG entered into an agreement (an “Employment Agreement Termination Agreement”) with each of the following named executive officers terminating each of their respective employment agreements: Marc D. Schnitzer (former Chief Executive Officer and President), Robert L. Levy (President, Chief Financial Officer and Chief Operating Officer), Andrew J. Weil (Executive Managing Director) and Paul G. Smyth (former Executive Managing Director).  Pursuant to each of the Employment Agreement Termination Agreements, each such named executive officer has continued to be employed by the Company on an at-will basis, except with respect to Mr. Smyth, who, as of March 5, 2010 became employed in the commercial real estate business acquired by Island Capital and Mr. Schnitzer who, as reported on our Current Report on Form 8-K filed with the SEC on April 13, 2010, retired on April 15, 2010.  As required by the SEC, the table below summarizes the total compensation paid or earned by each of the named executive officers for the fiscal years ended December 31, 2009, 2008 and 2007 (but only for 2009 and 2008 for Messrs. Smyth and Weil because they were not named executive officers in 2007).

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)

Marc D. Schnitzer	2009	$723,125	$22,289	$91,195	$--	$--	$--	$91,049	$927,658
Former Chief Executive Officer and President	2008	$599,327	$359,639	$282,397	$--	$--	$--	$237,881	$1,479,244
	2007	$622,769	$1,100,000	$3,792,250	$--	$--	$--	$368,177	$5,883,196

Robert L. Levy	2009	$398,760	$12,297	$50,785	$--	$--	$--	$31,259	$493,101
Chief Financial Officer and effective April 2010, President and Chief Operating Officer	2008	$303,750	$274,352	$160,024	$--	$--	$--	$81,050	$819,176
	2007	$336,058	$670,000	$253,663	$--	$--	$--	$172,028	$1,431,749

Paul G. Smyth	2009	$340,385	$202,016	$46,370	$--	$--	$--	$12,659	$601,430
Former Executive Managing Director	2008	$295,385	$442,793	$197,679	$--	$--	$--	$107,790	$1,043,647

Andrew J. Weil	2009	$373,846	$12,297	$68,681	$--	$--	$--	$12,659	$467,483
Executive Managing Director	2008	$373,846	$241,352	$188,263	$--	$--	$--	$99,708	$903,169

(1)
The amounts in column (d) in 2009, 2008 and 2007 include the payments to the named executive officer under a plan by which certain employees participate in the profits we realize from investment funds we sponsor (see “Centerline REIT Incentive Compensation Plans” above.)

(2)
The amounts in column (e) reflects the aggregate grant date fair value, as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation, of awards pursuant to the Company’s 1997 Amended and Restated Incentive Share Plan (the “1997 Plan”) and the Company’s 2007 Incentive Share Plan (the “2007 Plan”) (collectively, the “Incentive Share Plans”).

(3)	The amount shown in column (i) reflects for each named executive officer:

Name	Year	401(k) Matching Contributions	Long-term Disability and Other Insurance Benefits	Distributions with Respect to Non-vested Share Grants	Tax Preparation and Financial Planning	Automobile or Transportation Allowances	Referral Bonus	Total
Marc D. Schnitzer(1)	2009	$12,250	$4,799	$--	$49,000	$25,000	$--	$91,049
	2008	$11,500	$4,706	$128,175	$68,500	$25,000	$--	$237,881
	2007	$11,250	$1,677	$265,750	$64,500	$25,000	$--	$368,177

Robert L. Levy	2009	$12,250	$409	$--	$600	$18,000	$--	$31,259
	2008	$11,500	$316	$50,834	$400	$18,000	$--	$81,050
	2007	$11,250	$214	$142,564	$--	$18,000	$--	$172,028

Paul G. Smyth(2)	2009	$12,250	$409	$--	$--	$--	$--	$12,659
	2008	$11,500	$316	$95,974	$--	$--	$--	$107,790

Andrew J. Weil	2009	$12,250	$409	$--	$--	$--	$--	$12,659
	2008	$11,500	$316	$40,392	$--	$--	$47,500	$99,708

(1)	Retired on April 15, 2010.
(2)	Resigned effective March 5, 2010.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth summary information concerning outstanding equity awards held by each of the named executive officers as of December 31, 2009.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(3)	Market Value of Shares or Units of Stock That Have Not Vested(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Marc D. Schnitzer(1)	--	--	--	--	--	585,587	$58,559	--	--

Robert L. Levy	--	--	--	--	--	321,057	$32,106	--	--

Paul G. Smyth(2)	--	--	--	--	--	319,740	$31,974	--	--

Andrew J. Weil	--	--	--	--	--	409,256	$40,926	--	--

(1)	Retired on April 15, 2010.
(2)	Resigned effective March 5, 2010.
(3)	All vested on March 5, 2010.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

As noted above, each named executive officer of the Company entered into an Employment Agreement Termination Agreement on March 5, 2010.  Prior to entering into such Employment Agreement Termination Agreements, each named executive officer was a party to an employment agreement that provided for severance payments and other benefits, including automatic vesting of unvested equity awards, if the executive’s employment is terminated on specified grounds.  Although each named executive officer’s rights to such severance payments were terminated by his Employment Agreement Termination Agreement, SEC regulations continue to require detailed disclosure of such cancelled rights.  As required by the SEC, the table below reflects the amount of compensation that would have been payable as of December 31, 2009 to the Chief Executive Officer and Chief Financial Officer of the Company, under such employment agreements, in the event such executive’s employment had been terminated prior to entering into the Employment Agreement Termination Agreement.  The amounts shown assume that such termination was effective as of December 31, 2009, and thus includes amounts earned through such time and are estimates of the amounts which would have been paid out to the executives upon their termination if their now terminated employment agreements were in effect.

Notes to Table of Potential Payments upon Termination of Employment (As Per Terminated Employment Agreements)

		Cash Severance Payment	Continuation of Medical/Welfare Benefits (present value)	Acceleration and Continuation of Equity Awards	Excise Tax Gross-Up

Marc D. Schnitzer	Termination Upon Death	●12 months of the Executive's then current salary ●100% of the amount of the Executive's most recently declared and paid Discretionary Bonus	Nothing	Any unvested restricted stock, promote units or options shall fully and immediately vest	No
	Termination Upon Disability	●12 months of the Executive's then current salary ●100% of the amount of the Executive's most recently declared and paid Discretionary Bonus	12 months or at the discretion of the Company, a cash payment can be made in lieu of such benefits	Any unvested restricted stock, promote units or options shall fully and immediately vest	No
	Termination with Cause or without Good Reason	●Nothing	Nothing	Nothing	No
	Termination without Cause or for Good Reason	●12 months of the Executive's then current salary ●100% of the amount of the Executive's most recently declared and paid Discretionary Bonus	12 months or at the discretion of the Company, a cash payment can be made in lieu of such benefits	Any unvested restricted stock, promote units or options shall fully and immediately vest	No
	Termination in Connection with a Change of Control (COC)	●24 months of the Executive's then current salary ●200% of the amount of the Executive's most recently declared and paid Discretionary Bonus	24 months or at the discretion of the Company, a cash payment can be made in lieu of such benefits	Any unvested restricted stock, promote units or options shall fully and immediately vest	Yes

Robert L. Levy	Termination Upon Death	●12 months of the Executive's then current salary ●100% of the amount of the Executive's most recently declared and paid Discretionary Bonus	Nothing	Any unvested restricted stock, promote units or options shall fully and immediately vest	No
	Termination Upon Disability	●12 months of the Executive's then current salary ●100% of the amount of the Executive's most recently declared and paid Discretionary Bonus	12 months or at the discretion of the Company, a cash payment can be made in lieu of such benefits	Any unvested restricted stock, promote units or options shall fully and immediately vest	No
	Termination with Cause or without Good Reason	●Nothing	Nothing	Nothing	No
	Termination without Cause or for Good Reason	●12 months of the Executive's then current salary ●100% of the amount of the Executive's most recently declared and paid Discretionary Bonus	12 months or at the discretion of the Company, a cash payment can be made in lieu of such benefits	Any unvested restricted stock, promote units or options shall fully and immediately vest	No
	Termination in Connection with a Change of Control (COC)	●24 months of the Executive's then current salary ●150% of the amount of the Executive's most recently declared and paid Discretionary Bonus	24 months or at the discretion of the Company, a cash payment can be made in lieu of such benefits	Any unvested restricted stock, promote units or options shall fully and immediately vest	No

Agreements Affecting Named Executive Officers

Set forth below is a summary of the Employment Agreement Termination Agreement with each of the named executive officers and of the employment agreements of the named executive officers as in effect prior to the termination of such employment agreement.

Employment Agreement Termination Agreement

As noted above, on March 5, 2010, CCG entered into an Employment Agreement Termination Agreement with each of the named executive officers terminating each of their respective employment agreements.  Pursuant to each of the Employment Agreement Termination Agreements, CCG paid each of the named executive officers consideration for the termination of his employment contract (“Employment Agreement Termination Consideration”), and each named executive officer will be entitled to a severance amount (“Potential Future Severance Payment”), in the event that such named executive officer is terminated within six months after the closing of the March 2010 Restructuring.  The Employment Agreement Termination Consideration and Potential Future Severance Payments are set forth below:

Named Executive Officer	Employment Agreement Termination Consideration	Potential Future Severance Payment
Marc D. Schnitzer	$100,000.00	$677,875	(1)
Robert L. Levy	$100,000.00	$134,769
Andrew J. Weil	$100,000.00	$255,692
Paul G. Smyth	$25,104.47	$108,365	(2)

(1)Mr. Schnitzer received an actual severance payment of $750,000 as described in our Current Report on Form 8-K filed with the SEC on March 21, 2010.
(2)Mr. Smyth did not receive a Potential Future Severance Payment.

Messrs. Levy and Weil have continued to be employed by the Company on an at-will basis.  Mr. Smyth is now employed in the commercial real estate business acquired by the Island Capital and no longer is an employee of the Company.  Mr. Schnitzer, as reported on our Current Report on Form 8-K filed with the SEC on April 13, 2010, retired on April 15, 2010.

Terminated Employment Agreements

Below is a description of the employment agreements of each of the named executive officers that were terminated pursuant to the Employment Agreement Termination Agreements.  As required by SEC regulations, we are providing the following summary of the employment agreement because they were in effect during 2009:

Marc D. Schnitzer

On February 1, 2007, Mr. Schnitzer entered into an employment agreement with a subsidiary of the Company pursuant to which he will continue to serve as, and have the title of, Chief Executive Officer and President of the Company and will have the title of Executive Managing Director of Centerline Affordable Housing Advisors LLC (“CAHA).  During his employment, Mr. Schnitzer will report to the Board for the term of approximately three years until December 31, 2009 (the “Initial Period”).  At the end of such three years, the term will automatically extend annually for one year (the “Additional Period”) unless the Company delivers a notice of termination at least sixty days prior to the end of the employment period.

Pursuant to this agreement, Mr. Schnitzer would receive an annual base salary of $625,000 during the first year of the Initial Period, $675,000 during the second year of the Initial Period, and $725,000 during the third year of the Initial Period, subject to increases in the sole and absolute discretion of the compensation committee.  Mr. Schnitzer’s salary for any Additional Periods will be subject to negotiation between the parties, but in no event will the salary for any Additional Period be less than the salary for the final year of the Initial Period.  Mr. Schnitzer will also be eligible for an annual bonus subject to the compensation committee’s discretion.  Mr. Schnitzer subsequently entered into an amendment to his employment agreement whereby he voluntarily reduced his base salary for the period of 2008 to $562,500 effective April 21, 2008 as part of an across-the-board expense reduction effort.  This voluntary salary reduction provision terminated on December 31, 2008, and Mr. Schnitzer’s base salary for 2009 returned to $725,000 pursuant to his employment agreement.

The discretionary bonus target will be 200%–400% of Mr. Schnitzer’s base salary, with any portion below 200% paid out in cash and any portion above 200% paid out 50% in cash and 50% in restricted Common Shares, which will vest ratably over three years in three equal cumulative installments of one-third on each of the three anniversaries of the grant date.  In addition, his employment agreement provides that Mr. Schnitzer is entitled to receive, among other benefits, an automobile allowance of $25,000 per year, a term life insurance policy in the amount of not less than $3,000,000 (of which Mr. Schnitzer or his designee will be the owner) and supplemental, long-term disability insurance which will provide Mr. Schnitzer with full disability benefits to age 65 of $15,000 per month after an exclusion period of 90 days.  In addition, Mr. Schnitzer will receive directors’ and officers’ insurance coverage for six years after the termination of his employment and reimbursement for tax preparation expenses.

Pursuant to the employment agreement, Mr. Schnitzer was granted on February 1, 2007 an award of approximately $3,000,000 worth of restricted Common Shares, which will vest over three years in three equal cumulative installments of one-third on each of the first three anniversaries of the grant date.  In the case of a “Change of Control”, termination without “Cause” or if Mr. Schnitzer leaves for “Good Reason”, as defined in the employment agreement, any unvested restricted Common Shares awarded or other unvested equity or options will become fully vested.  If Mr. Schnitzer is terminated without “Cause” or he leaves for “Good Reason”, he will be entitled to a year’s base salary plus 100% of the amount of his most recently declared and paid bonus and continuous coverage under his medical, dental and life insurance plans for twelve months.  If Mr. Schnitzer is terminated within six months prior to, or within one year after, a “Change of Control”, he will be entitled to two year’s base salary plus 200% of the amount of his most recently declared and paid bonus and continuous coverage under medical, dental and life insurance plans for twenty-four months.  Upon death or “Disability”, as defined in his agreement, Mr. Schnitzer will be entitled to receive the same severance as if he were terminated without “Cause”.  A delivery of a mutual release by Mr. Schnitzer and CAHA is a condition for payment of severance if he is terminated without “Cause” or pursuant to a “Change of Control”.  If Mr. Schnitzer is terminated for “Cause” or resigns without “Good Reason”, he will not receive severance payments, and his unvested securities will be forfeited.

The employment agreement also contains provisions for the protection of the Company and its affiliates relating to non-competition, protection of confidential information and non-solicitation of employees.  These provisions will extend for up to twelve months following termination of his employment in certain circumstances.

If any amount or benefit paid with respect to Mr. Schnitzer as a result of any change in ownership of the Company covered by Internal Revenue Code Section 280G(b)(2) (collectively, the “Covered Payments”) is subject to the excise tax imposed by Section 4999 of the Internal Revenue Code and any comparable excise tax imposed under state, local or foreign law, and/or any interest or penalties with respect to any such excise tax (such excise tax is hereinafter referred to as the “Excise Tax”), the Company will pay to Mr. Schnitzer an additional payment (the “Tax Reimbursement Payment”) in an amount such that after payment by Mr. Schnitzer of all taxes (including, without limitation, income taxes and any Excise Tax) imposed upon the Tax Reimbursement Payment, Mr. Schnitzer retains an amount of the Tax Reimbursement Payment equal to the Excise Tax imposed upon the Covered Payments.

Upon request of the Company, Mr. Schnitzer has acquired and hereafter will acquire and hold interests in various entities on terms reasonably acceptable to the Company and Mr. Schnitzer.  Prior to transferring any such interest, Mr. Schnitzer will afford the Company the right to acquire such interests, and the Company will, within 30 days of written notice from Mr. Schnitzer, inform Mr. Schnitzer whether the Company or its designee will acquire such interests (in which case such interests will be acquired within 30 days thereafter).  The amount payable by the Company or its designee for any such interest will be the fair market value as determined in accordance with the employment agreement.  The employment agreement provides that Mr. Schnitzer will be entitled to a tax gross-up payment from the Company to cover any tax liability he may incur as a result of the acquisition, ownership or disposition of such interests.

Robert L. Levy

During November 2006, Mr. Levy entered into an employment agreement with a subsidiary of the Company pursuant to which Mr. Levy serves as our Chief Financial Officer, for a term of five years, and was to receive a base salary of $325,000.  At the end of five years, the term will automatically extend annually for one year unless the Company delivers a notice of termination at least sixty days prior to the end of the employment period.

Mr. Levy subsequently entered into an amendment to his employment agreement whereby he voluntarily reduced his base salary for the period of 2008 to $315,000 effective April 21, 2008 as part of an across-the-board expense reduction effort.  This voluntary salary reduction provision terminated on December 31, 2008, and, in March 2009 Mr. Levy and the Company entered into a further amendment to his employment agreement increasing his base salary from $325,000 to $400,000 effective January 1, 2009, based upon a review of the compensation of other comparable chief financial officers.  Mr. Levy will also be eligible for an annual bonus subject to the Chief Executive Officer’s discretion.  The discretionary bonus target will be 300% of his base salary, with any portion below 200% paid out in cash and any portion above 200% paid out 50% in cash and 50% in restricted Common Shares, which will vest over three years in three equal cumulative installments of one-third on each of the three anniversaries of the grant date.  In addition, Mr. Levy’s employment agreement provides that he is entitled to receive, among other benefits, an automobile allowance of $1,500 per month, a term life insurance policy in the amount of not less than $500,000, directors’ and officers’ insurance coverage for six years after the termination of his employment and reimbursement for tax preparation expenses.  On July 25, 2007, Mr. Levy’s employment agreement was amended to add supplemental, long-term disability insurance coverage which will provide him with full disability benefits to age 65 of $15,000 per month after an exclusion period of 90 days.

Pursuant to his employment agreement, Mr. Levy was granted on November 28, 2006 an award of approximately $1,250,000 worth of restricted Common Shares, which will vest over five years in five equal cumulative installments of 20% on each of the five anniversaries of the grant date.  In the case of a “Change of Control”, termination without “Cause” or if Mr. Levy leaves for “Good Reason”, as defined in his employment agreement, any unvested options and Common Shares will become fully vested.  Furthermore, if Mr. Levy is terminated without “Cause” or he leaves for “Good Reason”, Mr. Levy will be entitled to a year’s base salary plus 100% of the amount of his most recently declared and paid bonus and continuous coverage under his medical, dental and life insurance plans for twelve months.  If Mr. Levy is terminated in anticipation of, or within one year after, a “Change of Control”, Mr. Levy will be entitled to two years’ base salary plus 150% of the amount of his most recently declared and paid bonus and continuous coverage under medical, dental and life insurance plans for twenty-four months.  Upon death or “Disability,” as defined in his employment agreement, Mr. Levy will be entitled to receive the same severance as if he were terminated without “Cause”.  A delivery of a mutual release by Mr. Levy and the Company is a condition for payment of severance if he is terminated without “Cause” or pursuant to a “Change of Control”.  If Mr. Levy is terminated for “Cause” or resigns without “Good Reason”, he will not receive severance payments and his unvested securities will be forfeited.

Mr. Levy’s employment agreement also contains provisions for the protection of the Company and its affiliates relating to non-competition, protection of confidential information and non-solicitation of employees.  These provisions will extend for up to one year following termination of this employment in certain circumstances.

Paul G. Smyth

Effective January 1, 2007, Mr. Smyth, an Executive Managing Director and the Group Head of the Portfolio Management Group, entered into an employment agreement with a subsidiary of the Company pursuant to which Mr. Smyth was to receive an annual base salary of $300,000 for 2008.  Mr. Smyth subsequently entered into an amendment to his employment agreement whereby he voluntarily reduced his base salary for the period of 2008 to $279,000 effective April 21, 2008 as part of an across-the-board expense reduction effort.  This voluntary salary reduction provision terminated on December 31, 2008, but Mr. Smyth subsequently entered into a further amendment to his employment agreement increasing his base salary to $350,000 effective March 9, 2009 based on his promotion as Executive Managing Director and his increased responsibilities.

In addition, Mr. Smyth will be eligible to participate in long-term deferred compensation programs established by the Company and may be offered an opportunity to co-invest with the Company or its subsidiaries in funds sponsored by the Company.  In addition, Mr. Smyth’s employment agreement provides that he is entitled to receive supplemental, long-term disability insurance in the amount of $15,000 per month and reimbursement of expenses incurred by him in connection with the performance of his duties.

If Mr. Smyth is terminated without “Cause” or he leaves for “Good Reason”, he will be entitled to a year’s base salary plus 100% of the amount of his most recently declared and paid bonus and continuous coverage under his medical, dental and life insurance plans for twelve months.  If Mr. Smyth is terminated in anticipation of, or within one year after, a “Change of Control”, Mr. Smyth will be entitled to two years’ base salary plus 150% of the amount of his most recently declared and paid bonus and continuous coverage under medical, dental and life insurance plans for twenty-four months.  Upon death or “Disability,” as defined in his employment agreement, Mr. Smyth will be entitled to receive the same severance as if he were terminated without “Cause”.  A delivery of a mutual release by Mr. Smyth and the Company is a condition for payment of severance if he is terminated without “Cause” or pursuant to a “Change of Control”.  If Mr. Smyth is terminated for “Cause” or resigns without “Good Reason”, he will not receive severance payments and his unvested securities will be forfeited.  In the case of a termination due to death or “Disability” or without “Cause” or if Mr. Smyth leaves for “Good Reason”, as defined in his employment agreement, any unvested options, Common Shares and promote shares under a co-investment will become fully vested.

Mr. Smyth’s employment agreement contains provisions relating to non-competition, protection of the Company’s confidential information and intellectual property, and non solicitation of employees, which provisions extend for up to one year following termination in certain circumstances.

Andrew J. Weil

Effective January 1, 2007, Mr. Weil, an Executive Managing Director and the Group Head of the Affordable Housing Group, entered into an employment agreement with a subsidiary of the Company pursuant to which Mr. Weil was to receive an annual base salary of $400,000 for 2008.  Mr. Weil subsequently entered into an amendment to his employment agreement whereby he voluntarily reduced his base salary for the period of 2008 to $360,000 effective April 21, 2008 as part of an across-the-board expense reduction effort.  This voluntary salary reduction provision terminated on December 31, 2008, returning Mr. Weil’s base salary to $400,000 effective January 1, 2009.

In addition, Mr. Weil will be eligible to participate in long-term deferred compensation programs established by the Company and may be offered an opportunity to co-invest with the Company or its subsidiaries in funds sponsored by the Company.  In addition, Mr. Weil employment agreement provides that he is entitled to receive supplemental long-term disability insurance in the amount of $15,000 per month, and reimbursement of expenses incurred by him in connection with the performance of his duties.

If Mr. Weil is terminated without “Cause” or he leaves for “Good Reason”, he will be entitled to a year’s base salary plus 100% of the amount of his most recently declared and paid bonus and continuous coverage under his medical, dental and life insurance plans for twelve months.  If Mr. Weil is terminated in anticipation of, or within one year after, a “Change of Control”, Mr. Weil will be entitled to two years’ base salary plus 150% of the amount of his most recently declared and paid bonus and continuous coverage under medical, dental and life insurance plans for twenty-four months.  Upon death or “Disability,” as defined in his employment agreement, Mr. Weil will be entitled to receive the same severance as if he were terminated without “Cause”.  A delivery of a mutual release by Mr. Weil and the Company is a condition for payment of severance if he is terminated without “Cause” or pursuant to a “Change of Control”.  If Mr. Weil is terminated for “Cause” or resigns without “Good Reason”, he will not receive severance payments and his unvested securities will be forfeited.  In the case of a termination due to death or “Disability” or without “Cause” or if Mr. Weil leaves for “Good Reason”, as defined in his employment agreement, any unvested options, Common Shares and promote shares under a co-investment will become fully vested.

Mr. Weil’s employment agreement contains provisions relating to non-competition, protection of the Company’s confidential information and intellectual property, and non solicitation of employees, which provisions extend for up to one year following termination in certain circumstances.

TRUSTEE COMPENSATION

The Company uses a combination of cash and share-based incentive compensation to attract and retain qualified candidates to serve on the Board.  In setting trustee compensation, the Company considers the significant amount of time that trustees expend in fulfilling their duties to the Company as well as the skill level required by the Company of members of the Board.

Compensation Paid to Board Members

During 2009, each of our independent trustees received annual compensation at the rate of $80,000.  Mr. Loverd was paid an additional annual fee of $40,000 in consideration for his service as Lead Trustee of the Board, which compensation he will continue to receive for services as Chairman.  In addition, the independent trustees received annual compensation for service on committees of the Board as set forth in the chart below.

Committee	Chair	Member

Audit	$25,000	$15,000
Compensation	$20,000	$12,000
Nominating and Governance	$15,000	$10,000
Finance	$10,000	$7,000
Oversight	$35,000	$35,000

Trustee compensation is currently payable in cash and Common Shares having an aggregate value, based on the fair market value at the date of issuance.  Trustees have the option of receiving all or a portion of their compensation in either Common Shares, cash or a combination thereof.

Trustee Summary Compensation Table

The table below summarizes the compensation paid by the Company to trustees for the fiscal year ended December 31, 2009.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Name(1)	Fees Earned or Paid in Cash ($)	Shares Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Robert J. Dolan(2)	$53,500	$0	$--	$--	$--	$--	$53,500
Jerome Y. Halperin	$134,083	$0	$--	$--	$--	$--	$134,083
Robert L. Loverd	$193,489	$0	$--	$--	$--	$--	$193,489
Robert A. Meister	$131,583	$0	$--	$--	$--	$--	$131,583
Thomas W. White	$132,083	$0	$--	$--	$--	$--	$132,083

(1)    Mr. Schnitzer is not included in this table as he was a non-independent trustee and thus received no compensation for his services as trustee until he resigned from the Board in April 2010.  The compensation received by Mr. Schnitzer as an employee of the Company is shown in the Summary Compensation Table above.
(2)    Mr. Dolan resigned from the Board on June 23, 2009.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

In each of the next two tables, the amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities.  Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security.  A person is also deemed to be a beneficial owner of any securities with respect to which that person has a right to acquire beneficial ownership within 60 days.  Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage but not for purposes of computing any other person’s percentage.  Under these rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.  Except as otherwise indicated in the footnotes to the tables, each of the beneficial owners listed has, to our knowledge, sole voting and investment power with respect to the indicated shares.

The amounts and percentages reported in the “Number of Voting Shares” and the “Voting Ownership Percentage” columns in each of the following two tables represent the Common Shares, the Special Preferred Voting Shares and the Series A Shares beneficially owned by each person.  The Special Preferred Voting Shares are entitled to vote, on a one-for-one basis, on all matters subject to a vote of the holders of our Common Shares, but the Special Preferred Voting Shares are not convertible into our Common Shares.  Each owner of Special Preferred Voting Shares also owns a like number of Special Common Units (“SCUs”) issued by Centerline Capital Company, LLC, one of our affiliates.  Each holder of SCUs has the right to exchange all or a portion of their SCUs for cash and to receive cash for any accrued but unpaid distributions for the quarterly period in which the exchange occurs.  We may instead exchange SCUs for Common Shares on a one-for-one basis.  However, a holder of SCUs is not deemed to beneficially own any Common Shares relating to their SCUs because SCUs may be exchanged for Common Shares only at our discretion.

In connection with the March 2010 Restructuring, the Board created the Series A Shares, a new class of shares of beneficial interest in the Company.  The Company adopted, upon approval of the Board, a certificate of designation creating 19,860,212 Series A Shares (the “Series A COD”), 19,325,279 of which have been issued in connection with the Island Capital Transactions.  Each Series A Share is the equivalent of 15 common shares, on an as-converted basis, as to both voting and economic rights, but do not have any liquidation preferences or preferential dividend rights.

For the purposes of the following two tables, except as noted otherwise in the footnotes to the tables, the terms below are defined as follows:

•
“Total Common Shares” consist of 58,422,417 shares outstanding as of July 15, 2010 but exclude our non-voting shares of 695,223 Series A CRA Preferred Shares, which are convertible into 695,223 Common Shares;

•	“Series A Shares” consist of the 19,325,279 shares of our Series A Shares outstanding as of July 15, 2010 which are convertible into 289,879,185 Common Shares;

•	“Special Preferred Voting Shares” consist of 12,731,465 shares of our Special Preferred Voting Shares outstanding as of July 15, 2010.

The following table provides information as of July 15, 2010 with respect to the persons who beneficially own more than 5% of our outstanding Common Shares in accordance with SEC rules, as well as the Converted Ownership Percentage (as defined in footnote (2)), the number of voting shares and the voting ownership percentage for each such person.  In accordance with SEC rules, some of the Common Shares listed in the table below are deemed to be owned by more than one person (please refer to the footnotes to the table below).  The information in the table below relating to C3 Initial Assets LLC, Related Special Assets LLC, Stephen M. Ross, Jeff T. Blau and Bruce A. Beal, other than information with respect to the percentages of their beneficial ownership and voting ownership percentages, has been derived from the Schedule 13D filings made by such persons.

Name and Address(14)	Amount and Nature of Beneficial Ownership of Common Shares		Percent of Common Shares Beneficially Owned(1)	Converted Beneficial Ownership Percentage(2)	Amount and Nature of Beneficial Ownership of Special Preferred Voting Shares		Number of Voting Shares	Voting Ownership Percentage(3)
C3 Initial Assets LLC(4) 717 Fifth Avenue New York, NY 10022	139,663,545		70.5%	40.1%	--		139,663,545	38.7%
Related Special Assets LLC(5) 60 Columbus Circle New York, NY 10023	34,915,875		37.4%	10.0%	--		34,915,875	9.7%
Stephen M. Ross 60 Columbus Circle New York, NY 10023	35,794,205	(6)	38.0%	10.3%	10,194,400	(7)	45,988,605	12.7%
Jeff T. Blau 60 Columbus Circle New York, NY 10023	35,176,560	(8)	37.7%	10.1%	10,234,400	(9)	45,410,960	12.6%
Bruce A. Beal 60 Columbus Circle New York, NY 10023	34,925,060	(10)	37.4%	10.0%	10,194,400	(7)	45,119,460	12.5%
Weiss Multi-Strategy Advisers LLC One State Street Hartford, CT 06103	3,500,000		6.0%	1.2%	--		2,929,600	*
Bank of America Corporation 100 N. Tryon Street Charlotte, NC 28255	30,896,490	(11)	34.6%	8.9%	--		30,896,490	8.6%
Wells Fargo & Company 420 Montgomery Street San Francisco, CA 94163	27,807,435	(12)	32.2%	8.0%	--		27,807,435	7.7%
Natixis Financial Products LLC 9 West 57 th Street New York, NY 10019	17,784,150	(13)	23.3%	5.1%	--		17,784,150	4.9%

*       Less than 1% of the outstanding Common Shares.

(1)       Calculated in accordance with Rule 13d-3.
(2)       Converted Beneficial Ownership percentage reflects the percent of Common Shares beneficially owned assuming the amendment to our trust agreement to increase the number of authorized shares of beneficial interest from 160,000,000 to 800,000,000 (the “Trust Amendment”) has occurred and the 19,325,279 Special Series A Shares currently outstanding have been converted into 289,879,185 Common Shares.
(3)       Based on (i) Total Common Shares, (ii) Series A Shares, and (iii) Special Preferred Voting Shares.
(4)       C3 Initial Assets LLC owns 9,310,903 of the Series A Shares, which will automatically convert into 139,663,545 Common Shares upon adoption of the Trust Amendment.  C3 Initial Assets LLC shares voting and dispositive power with respect to such shares with C-III Capital Partners LLC, Island C-III Manager LLC, Anubis Advisors LLC, Island Capital and Andrew L. Farkas.
(5)       Related Special Assets LLC owns an option to purchase 2,327,725 Series A Shares that will automatically convert into an option to purchase 34,915,875 Common Shares (the “Option”) upon adoption of the Trust Amendment.  Mr. Ross shares voting and dispositive power with respect to such shares with Mr. Blau and Bruce A. Beal, as the terms of Related Special Assets’ operating agreement require that its investment and voting decisions must be unanimously approved by a committee of three persons, currently consisting of Mr. Ross, Mr. Blau and Mr. Beal.
(6)       Includes direct beneficial ownership of 877,645 Common Shares, indirect beneficial ownership of 34,915,875 Common Shares that could be acquired upon the exercise of the Option, and indirect beneficial ownership of 685 Common Shares owned by Related General II, L.P. (Related General II, L.P. is owned by TRCLP.  Mr. Ross owns approximately 62% of TRCLP, Mr. Blau owns approximately 18% of TRCLP, and Mr. Beal owns approximately 10% of TRCLP).
(7)       Includes indirect voting and dispositive power with respect to 10,194,400 Special Preferred Voting Shares held directly by Related General II, L.P.
(8)       Includes direct beneficial ownership of 260,000 Common Shares, indirect beneficial ownership of 34,915,875 Common Shares that could be acquired upon the exercise of the Option, and indirect beneficial ownership of 685 Common Shares owned by Related General II, L.P. (Related General II, L.P. is owned by TRCLP.  Mr. Ross owns approximately 62% of TRCLP, Mr. Blau owns approximately 18% of TRCLP, and Mr. Beal owns approximately 10% of TRCLP).
(9)       Includes direct voting and dispositive power with respect to 40,000 Special Preferred Voting Shares held directly by Mr. Beal and indirect voting and dispositive power with respect to 10,194,400 Special Preferred Voting Shares held directly by Related General II, L.P.
(10)     Includes direct beneficial  ownership of 8,500 Common Shares, indirect beneficial ownership of 34,915,875 Common Shares that could be acquired upon the exercise of the Option, and indirect beneficial ownership of 685 Common Shares owned by Related General II, L.P. (Related General II, L.P. is owned by TRCLP.  Mr. Ross owns approximately 62% of TRCLP, Mr. Blau owns approximately 18% of TRCLP, and Mr. Beal owns approximately 10% of TRCLP).
(11)     Includes indirect beneficial ownership of 1,634,868 Series A Shares held by Bank of America, N.A., 218,917 Series A Shares held by FIA Card Services, N.A., and 205,981 Series A Shares held by Merrill Lynch Community Development Company, LLC.  These shares will automatically convert into an aggregate 30,896,490 Common Shares upon adoption of the Trust Amendment.
(12)     Includes indirect beneficial ownership of 205,981 Series A Shares held by Wells Fargo Bank, N.A. and 1,647,848 Series A Shares held by Wells Fargo Community Development Corporation.  These shares will automatically convert into an aggregate 27,807,435 Common Shares upon adoption of the Trust Amendment.
(13)     Includes 1,185,610 Series A Shares which will automatically convert into 17,784,150 Common Shares upon adoption of the Trust Amendment.
(14)     The Federal Deposit Insurance Corporation, in its capacity as Receiver, is the record owner of 1,619,011 Series A Shares on behalf of the following entities: 617,943 Series A Shares held by California National Bank, 411,962 Series A Shares held by California Savings Bank, 308,972 Series A Shares held by San Diego National Bank, 164,785 Series A shares held by Indy Mac Bank, F.S.B., 82,392 Series A Shares held by North Houston Bank, and 32,957 Series A Shares held by Community Bank & Trust.  These shares will automatically convert into an aggregate 24,285,165 Common Shares upon adoption of the Trust Amendment.  The FDIC has informed us it does not believe it is required to aggregate its beneficial ownership of such shares in these six separate receiverships (and, therefore, has not filed a Schedule 13D) and that even if it were required to aggregate its ownership under SEC Rule 13d-3, that as an “independent establishment of the United States,” under Section 3(c) of the 34 Act it is exempt from the provisions of the 34 Act.  If the FDIC were to vote these shares as a block, its aggregate voting ownership percentage would be 6.7%.

The following table provides information as of July 15, 2010 with respect to the beneficial ownership of our Common Shares in accordance with Rule 13d-3, as well as the number of voting shares and the voting ownership percentage for each of our trustees, our named executive officers and our executive officers and trustees as a group.

Name and Title	Amount and Nature of Beneficial Ownership of Common Shares		Percent of Common Shares Beneficially Owned(1)	Amount and Nature of Beneficial Ownership of Special Preferred Voting Shares	Number of Voting Shares	Voting Ownership Percentage(2)

Marc D. Schnitzer Former Managing Trustee, Chief Executive Officer and President	435,709	(3)	*	864,229	1,299,938		*

Robert L. Levy Managing Trustee, President, Chief Financial Officer and Chief Operating Officer	212,457		*	--	212,457	*

Jerome Y. Halperin Managing Trustee (independent trustee)	52,616		*	--	52,616	*

Robert L. Loverd Managing Trustee (independent trustee)	75,587		*	--	75,587	*

Robert A. Meister Managing Trustee (independent trustee)	81,535		*	--	81,535	*

Thomas W. White Managing Trustee (independent trustee)	21,372		*	--	21,372	*

Paul G. Smyth Former Executive Managing Director	208,546		*	--	208,546	*

Andrew J. Weil Executive Managing Director	221,399	(4)	*	73,136	294,535	*

All Executive Officers and Trustees of the Company as a group (8 persons)	1,309,221		2.2%	937,365	2,246,586	*

*    Less than 1% of the outstanding Common Shares.

(1)   Calculated in accordance with Rule 13d-3.
(2)   Based on (i) Total Common Shares; (ii) Series A Shares and (iii) Special Preferred Voting Shares.
(3)   This total does not include 864,229 SCUs owned by Marc Associates, LP, of which Mr. Schnitzer owns 100%.
(4)   This total does not include 73,136 SCUs owned directly by Mr. Weil.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Review and Approval of Related Person Transactions

The nominating and governance committee of our Board (and from time to time subcommittees created by the independent trustees) reviews, monitors and approves, among others, any transactions by us in which a trustee or officer of us, CCG, or any of CCG’s affiliates has a direct or indirect personal interest.  The charter of our nominating and governance committee contains the written policy requiring the committee’s review of the related person transactions.  In connection with the March 2010 Restructuring, we entered into a new management agreement with Island Centerline Manager LLC (the “Island Manager”) and a new consulting agreement with an affiliate of TRCLP (see “Management and Servicing Agreements –Island Manager” and “Other Affiliated Transactions — The Related Companies, L.P.”, below).  Any matters that arise between us and the Island Manager under that agreement will also be reviewed by the nominating and governance committee.  Our legal staff is primarily responsible for the development and implementation of processes and controls to obtain information from the trustees and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether we or a related person has a direct or indirect material interest in the transaction.

During the year ended December 31, 2009 (and more recently with respect to the March 2010 Restructuring), we had certain relationships with our manager and our other affiliates as detailed below, and we expect we will continue to have such or similar relationships in the future.

Management and Servicing Agreements

Island Manager

On March 5, 2010, the Company consummated a series of transactions with an affiliate of Island Capital and the Company’s creditors and preferred shareholders, restructured substantially all of its existing senior secured debt obligations, contingent liabilities, unsecured liabilities and other claims, and sold its real estate debt fund management and non-agency commercial mortgage loan servicing businesses to an affiliate of Island Capital.  As part of the March 2010 Restructuring, Island Capital indirectly acquired approximately 40% of the Company’s shares and the Company entered into a management agreement with Island Manager, an entity owned and operated by a subsidiary of Island Capital.  The agreement provides for an initial five year term and, subject to a fairness review of management fees, for successive one year renewal terms.  Pursuant to the agreement:

•	the Island Manager will provide executive management and strategic, restructuring and general advisory services to us; and

•
the Company will pay $5.0 million of advisory fees over the 12-month period beginning March 2010 for certain fund management review services.  In addition, during the term of the Island Management Agreement, the Company will pay a $5.0 million annual base management fee and an annual incentive fee based on EBITDA (as defined in the agreement).

The agreement provides each party with various rights of termination, which if exercised by us under certain circumstances would require the payment of a termination fee in an amount equal to three times the base and incentive fee earned during the previous year.

CCG

The Company and its subsidiaries operate their day-to-day activities utilizing the services and advice provided by the Company’s subsidiary, CCG (and formerly CAHA), subject to the supervision and review of the Company’s Board and the Company’s subsidiaries’ board of trustees, or directors, as applicable.  Although the Company’s Board and each board of trustees, or directors, of the Company’s subsidiaries have continuing exclusive authority over the respective entity’s management, affairs and disposition of assets, the Company’s Board, and the board of trustees or directors of the Company’s subsidiaries, as applicable, have delegated to CCG the power and duty to perform all of the asset management and investment services required to run our day-to-day operations.  Post-the March 2010 Restructuring, CCG will also benefit from assistance from the Island Manager under the Island Management Agreement.

The terms of the Company’s and the Company’s subsidiaries’ prior management agreements with CAHA and CCG ended on November 17, 2008 (although the Company has continued to operate in accordance with such agreements).  In July 2010, the Company simplified the structure of the management agreements with its affiliates, and, pursuant to an Amended and Restated Management Agreement, CAHA assigned its rights and obligations to CCG.

Under the Amended and Restated Management Agreement, CCG is entitled to receive reimbursement of all costs incurred by CCG in performing services for the Company plus an amount equal to a market-based percentage, as jointly determined from time to time by the Company and CCG.  The Amended and Restated Management Agreement may be renewed, subject to evaluation and approval by the relevant entity’s board of trustees or directors, as applicable.  The Amended and Restated Management Agreement may be terminated:

(i)	with or without cause by CCG at any time, or

(ii)	for cause the applicable entities’ board, in each case without penalty and each upon 60 days’ prior written notice to the non-terminating party.

Under the Amended and Restated Management Agreement, CCG will operate solely the day-to-day activities of the Company and will work with and support the Island Manager, subject to the supervision and review of the Board and the Company’s subsidiaries’ board of trustees, or directors, as applicable.

Other Related Party Transactions

Transaction with Island

In July 2009, the Company entered into an authorization agreement (the “Authorization Agreement”) with an affiliate of Island pursuant to which the Company authorized Island to negotiate with our creditors and other claimants for a restructuring and settlement of our debt and certain components of our equity.  The execution of the Authorization Agreement followed an indication of interest by Island to potentially submit a proposal to engage in a merger or similar transaction with Centerline.  On March 5, 2010, the Company’s Board approved and the Company entered into a series of transactions in connection with the Authorization Agreement the Company had signed with Island.  A summary of these transactions follows.

Sale of Commercial Real Estate Assets

The Company sold certain assets within the Company’s Commercial Real Estate group and the subsidiary that constituted the Company’s Portfolio Management group to C-III Capital Partners LLC, a subsidiary of Island Capital (“C-III”).  The assets sold include:

•	The Company’s co-investment, management interests in and loans receivable from the Commercial Mortgage-Backed Securities (“CMBS”) Fund II and CMBS Fund III and High-Yield Debt Fund Partnerships;

•	The Company’s CMBS and retained CMBS certificate investments;

•	The Company’s loan to American Mortgage Acceptance Company (“AMAC”) and the Company’s co-investment and management interests in Centerline Urban Capital LLC (“CUC”);

•	The member interest of the Company’s Centerline Servicing LLC subsidiary (f/k/a Centerline Servicing Inc. subsidiary and n/k/a C-III Asset Management LLC);

•
The Company’s rights and obligations under collateral management agreements with respect to (1) two collateralized debt obligations (“CDO”s) in which the High-Yield Debt Fund Partnership invests and (2) AMAC’s CDO; and

•	Servicing assets with respect to CMBS re-securitization transactions.

In connection with the March 2010 Restructuring, the Board created the Series A Shares, a new class of shares of beneficial interest in the Company.  The Company adopted, upon approval of the Board, a certificate of designation creating 19,860,212 Series A Shares, not all of which were issued in connection with the March 2010 Restructuring.  Each Series A Share is the equivalent of 15 Common Shares, on an as-converted basis, as to both voting and economic rights, but do not have any liquidation preferences or preferential dividend rights.

Proceeds of the transactions, including the sale and share issuance detailed above, totaled $110.0 million, comprised of:

•
$50.0 million in cash, including $33.9 million paid to us, $3.0 million of cash paid to third parties on the Company’s behalf, $3.1 million withheld by purchaser relating to certain assumed liabilities and $10.0 million placed in escrow; and

•	C-III’s assumption of $60.0 million of debt from the Company’s Term Loan and Revolving Credit Facility.

Debt Restructuring

On March 5, 2010, the Company and CCG amended and restated their obligations under its revolving credit and term loan agreement (the “Prior Credit Agreement”) by entering into a Second Amended and Restated Revolving Credit and Term Loan Agreement (the “Amended Credit Agreement”), dated as of March 5, 2010 with the lenders, including, Bank of America.  Prior to the Amended Credit Agreement with the lenders, the Company amended the Prior Credit Agreement to extend the maturity date of the Term Loan.  In February 2010, the Company repaid the term loan portion of the Prior Credit Agreement (a total of approximately $2.6 million).  The terms of the Company’s new Amended Credit Agreement include the following changes from the previous facility:

•	The termed-out portion of the Company’s Revolving Credit Facility ($208.0 million at December 31, 2009) was reduced by $70.5 million from the following sources:

o	$60.0 million assumed by C-III;

o	$5.0 million assumed by an affiliate of TRCLP (see The Related Companies L.P. below); and

o	$5.5 million the Company repaid at the time of the restructuring.

•
The remaining balance of the termed-out portion of the Revolving Credit Facility ($137.5 million) is now a term loan (“Term Loan”) which matures in March 2017 with an interest rate of 3.0% over either the prime rate or LIBOR (at the Company’s election).  There are no scheduled repayments until December 2011.  Beginning at that time, the Company must repay $3.0 million per quarter until maturity;

•
The revolving credit facility (the “Revolving Credit Facility”) portion with a total capacity of $37.0 million, to be used for investments in LIHTC property investments or for working capital purposes.  As of March 31, 2010, $12.0 million in letters of credit were issued under the Revolving Credit Facility.  Once terminated, the amount of the Revolving Credit Facility associated with these letters of credit cannot be redrawn.  The Revolving Credit Facility matures in March 2015, bearing interest at 3.0% over either the prime rate or LIBOR (at the Company’s election);

•
The facility has customary financial covenants, but excludes certain provisions that had been in the previous facility such as required asset sales and repayments based on specific cash flow streams.  The financial covenants are not effective immediately; and

•
The new Term Loan and Revolving Credit Facility agreement contains restrictions on distributions.  Under the agreement the Company is generally not permitted to make any distributions except for preservation of REIT status and to the holders of the Centerline Equity Issuer Trust preferred shares.

Equity Restructuring

The Company issued a total of 19.3 million Series A Shares, a new class.  Most of the shares included in the Company’s classification of “Redeemable Securities” and most of the shares included in “Convertible CRA Shares” were exchanged for, or amended or reclassified into, 14.1 million of these shares, including those held by Bank of America, Wells Fargo, and the Federal Deposit Insurance Corporation.  In connection with the sale of assets detailed above, C3 Initial Assets LLC purchased 4.1 million of these shares.  In connection with restructuring our credit intermediation agreements, we issued 1.2 million Series A Shares to Natixis.

C3 Initial Assets LLC also purchased from Related Special Assets the 5.2 million Series A Shares that Related Special Assets received upon amendment and reclassification of its redeemable securities (included in the 14.1 million noted above) and, as a result, C3 Initial Assets LLC owns 9.3 million of the Series A Shares.

Each new Series A Share is equivalent to 15 Common Shares on an as-converted basis as to both voting and economic rights.  These shares will automatically convert into Common Shares upon the approval of an amendment of our trust agreement to increase the number of authorized shares of beneficial interest from 160,000,000 to 800,000,000 (the “Trust Amendment”).

The Company also created another new series of shares (Series B Special Shares), none of which were issued in connection with our Tax Benefits Preservation Plan.

Prior to entering into the Authorization Agreement, our Board formed an oversight committee comprised entirely of independent trustees to oversee the strategic alternatives review process.  The oversight committee consulted with its financial and legal advisors throughout the process.  The Oversight Committee determined that the recapitalization, restructuring and the disposition transactions, as well as the proposed management agreement with Island, were in the best interests of the Company and its shareholders, unanimously recommended their approval to our Board.  Our Board unanimously approved the transactions and management agreement.

Lock-Up Agreements and Tax Benefits Preservation Plan

The Company entered into lock-up agreements with TRCLP, Wells Fargo Bank, NA, Bank of America, NA, and Natixis pursuant to which they agreed to certain transfer and other restrictions with respect to their Centerline equity interests.  The Company’s Board adopted a rights plan (the “Rights Plan”), all of which are intended to preserve the utilization of the Company’s net operating loss carry forwards.  Use of these carry forwards could be jeopardized if the Company were to have a “change in control” as defined by the Internal Revenue Code of 1986, as amended.

Pursuant to the Rights Plan, all existing Common Shares, Series A Shares, the special preferred voting shares and those Series A Convertible Community Reinvestment Act Preferred Shares that were not exchanged for, or amended or reclassified into, Series A Shares are entitled to purchase rights.  The Common Shares, the special preferred voting shares and remaining Series A Convertible Community Reinvestment Act Preferred Shares are entitled to one right each and the new Series A Shares are entitled to 15 rights each, commensurate with their conversion ratio to Common Shares.  Each Series B Special Shares (the “Series B Shares”) will entitle the holder to purchase one one-millionth of a Series B Share at $0.66 per one one-millionth of a Series B Share, both subject to anti-dilution adjustment.

The rights would only be distributed if certain events were to happen that could lead to a “change in control” and would be exercisable upon distribution.  Until a right is distributed and exercised, it provides no incremental economic or voting rights to the associated shares.

Each Series B Share purchased upon the exercise of the rights would be entitled to preferential quarterly distributions and preferential payment in the event of liquidation, dissolution or winding up of the Company.  Each Series B Share would have 1,000,000 votes and would vote together with the shares of beneficial interest of the Company.  Finally, in the event of any merger, consolidation or other transaction in which shares of beneficial interest are exchanged, each Series B Share would be entitled to receive 1,000,000 times the amount received per Common Share.  Series B Shares would not be redeemable.

The rights plan is intended to deter any potential acquirer of shares issued by the Company from acquiring shares which might result in a loss of centerline’s net operating loss carry forwards, and accordingly, the rights plan may never be triggered.

Transactions with Certain 5% Holders

We have not entered into arrangements with certain of our shareholders (and their affiliates) that hold 5% or more of our common shares as more fully described under “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS”.

In connection with the March 2010 Restructuring (as defined herein), a number of shareholders, including Bank of America, Wells Fargo, the Federal Deposit Insurance Corporation and Natixis (each of which is account holder of 5% of our common shares), have previously granted us irrevocable proxies with respect to the approval of the amendment to our trust agreement contemplated by proposal #2b described herein.  In accordance with the terms of the instruments granting these proxies to us, such proxies may not be revoked except as otherwise provided by law or such instrument.

In addition, Bank of America, Wells Fargo, and Natixis were parties to certain of the transactions that comprised the March 2010 Restructuring, as more fully described above under “Transactions with Island – ‘Debt Restructuring’, ‘Equity Restructuring’ and ‘Lock-Up Agreements and Tax Benefits Preservation Plan’”

Relationships with AMAC

Through the Company’s subsidiaries, the Company manages the operations of AMAC, a publicly-traded REIT, and originated loans on its behalf.  The Company invested in AMAC and loaned amounts to assist in its growth and to refinance debt as necessary to protect the Company’s invested interests and the cash flow streams the Company’s management contract generated.  The Company wrote down most of the amounts invested due to the impact of the economy on AMAC’s operations.  The Company sold the loan as part of the March 2010 Restructuring, but the Company will continue to manage it until its bankruptcy filing.  One of the Company’s executives, Mr. Levy, serves as chief executive officer, chief financial officer and a managing trustee for AMAC.

In addition, the Company owns 0.6 million Common Shares (6.9% of the class) and 0.3 million shares of its 7.25% Series A Cumulative Convertible Preferred Shares (41.2% of the class) of AMAC.  The Company accounts for this investment utilizing the equity method as the Company can exercise significant influence over AMAC’s financial and operating policies via the Company’s advisory agreement.

During 2008, the Company purchased mortgage revenue bond investments with a principal amount of $4.5 million from AMAC for a purchase price of $2.0 million.

The Company also extended a revolving credit facility to AMAC, with a maximum capacity of $80.0 million.

The Company stopped recording equity losses related to its operations in the fourth quarter of 2008 and recorded an impairment charge in the third quarter of 2008 for the loan the Company had provided.  That charge was determined based upon the Company’s estimate of amounts the Company could realize by recovering assets upon the liquidation, which has not yet occurred.  During 2009, several of those assets lost their value, primarily due to defaults by AMAC, and the Company recorded an additional impairment charge of $5.3 million.  Additionally, the Company recorded a charge to reduce the Company’s investment in AMAC shares to zero, ceased accruing asset management fees receivable and wrote off the remaining balance of the intangible asset associated with the management agreement.

Prior to the March 2010 Restructuring, the Company served as the collateral manager for AMAC’s $400.0 million CDO and serviced all of the loans in AMAC’s investment portfolio, performing all primary and special servicing functions.  Pursuant to the servicing agreement, the Company received fees from AMAC based on the dollar amount of loans the Company serviced.  Since the Company collected these fees prior to any amounts being remitted to AMAC, the Company continued to recognize these fees as income, through the date of the March 2010 Restructuring.

In March 2010, the Company sold the loan and the collateral management contract, but the Company will continue to manage AMAC until approval of a bankruptcy plan.

On April 26, 2010, AMAC filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (Case No. 10-12196).

Prior to the March 2010 Restructuring, Centerline Real Estate Special Situations Mortgage Fund LLC (“CRESS”) entered into a co-investment agreement with AMAC whereby both participated in investment opportunities originated by the Company’s subsidiaries and that met mutual investment criteria.  A portion of CRESS’ 2008 and 2007 investments were made pursuant to this agreement.  During 2008, CRESS also purchased investments with a principal amount of $33.4 million from AMAC for a purchase price of $31.7 million, in a manner consistent with transactions with independent third parties.  The Company’s ownership interest in CRESS was sold to Island in connection with the March 2010 Restructuring.

The Related Companies L.P.

Investments made by the funds and other entities the Company manages (including AMAC) included investments in properties developed by The Related Companies L.P. (the “TRCLP”), a company controlled by the Company’s former Chairman Stephen Ross, if they met the investment criteria of those entities, subject to the Company’s underwriting standards.  The nominating and governance committee of the Company’s Board reviewed such related parties investments.  The Company considered these investments for the Company’s managed entities based on the Company’s long standing business relationship with TRCLP and the alignment of their development portfolio with the investment objectives of the Company’s managed entities.

In January 2008, an affiliate of TRCLP, Related Special Assets LLC (“Related Special Assets”), purchased the entire class of the Company’s 11.0% Cumulative Convertible Preferred Shares, Series A-1 (the “11.0% Preferred Shares”) in a private placement.  The issuance of the shares was a condition to obtain the credit facility into which the Company had entered at the time the Company re-securitized the Company’s mortgage revenue bond portfolio.  While other buyers had been considered for the share issuance, the terms desired by those parties would have resulted in a significantly higher cost of capital.

In March 2008, the Company commenced a rights offering that entitled shareholders to purchase these shares, with the TRCLP affiliate retaining all shares not purchased as part of the rights offering.  The rights offering concluded in April 2008; shareholders purchased 0.4 million shares for $4.4 million and the Company redeemed the same number of shares from the TRCLP affiliate.

In March 2010, Related Special Assets, in its capacity as the holder of 10,843,492 (approximately 97%) of the 11.0% Preferred Shares consented to (i) the amendment and restatement of the certificate of designation of the Preferred Shares (the “11.0% COD”) to, among other things, (x) reduce the dividend rate payable to Related Special Assets from 11% to 9.5% and (y) increase the conversion price of the 11.0% Preferred Shares held by Related Special Assets to effectuate the settlement of certain litigation and then (ii) the reclassification of the 11.0% Preferred Shares into Series A Shares by means of an amendment to the amended and restated 11.0% COD that amended the amended and restated 11.0% COD in its entirety as provided in the certificate of designation of the Series A Shares.

In connection with the transactions, all of the 11.0% Preferred Shares were converted to Series A Shares on a pro rata basis, based on the original issuance price paid for such 11.0% Preferred Shares, and TRCLP then sold the Series A Shares which it held to C3 Initial Assets LLC.  In addition, an affiliate of TRCLP incurred $5.0 million of the debt under the Company’s Term Loan and Revolving Credit Facility in connection with a consulting and advisory agreement the Company entered into with the TRCLP affiliate (the “TRCLP Consulting Agreement”).

Pursuant to the TRCLP Consulting Agreement, TRCLP will perform certain consulting and advisory services, TRCLP will have a right to information with respect to the future sale of interests held by Tax Credit Fund Partnerships in certain property partnerships and have a right to bid on certain of such interests or properties on market terms if they become available for sale.  Under certain circumstances, if the Company were to terminate the agreement with TRCLP, the Company would be liable for any unpaid amount of the $5.0 million debt assumed by the TRCLP affiliate.

A subsidiary of TRCLP earned fees for performing property management services for various properties held in Tax Credit Fund Partnerships the Company manages.  During the year ended December 31, 2008, Tax Credit Fund Partnerships that the Company consolidates provided equity financing to properties developed by a subsidiary of TRCLP.  CRESS funded an additional $8.3 million on two loans secured by properties developed by TRCLP, with no additional future funding obligations.

During 2009 and 2008, CRESS, AMAC and CUC recorded impairment charges pertaining to properties developed by TRCLP.  In November 2008, TRCLP informed the Company that two of its developments (Snowmass Village and City North) were being significantly impacted by current economic conditions such that both projects would likely require significant financial restructuring.  This means that the mezzanine loans held by AMAC and CRESS were compromised in value.  CRESS holds aggregate mezzanine loans in the amount of $23.6 million secured by interests in the entity which owns the City North project and aggregate mezzanine loans in the amount of $43.5 million secured by the interests in the entity which owns the Snowmass project.  AMAC also holds mezzanine loans related to these properties (aggregate of $50.7 million) and CUC has an equity investment in the City North development ($18.0 million).  Based on the Company’s discussions with TRCLP, senior lenders and third party experts, the Company has determined that the investments related to City North and Snowmass have no residual value and that the likelihood of recoveries related to Snowmass is limited.  As a result:

•
CRESS recorded aggregate impairment charges of $3.3 million in 2009, of which the Company’s proportionate share is $0.2 million and of $63.9 million in 2008, of which the Company’s proportionate share is $3.2 million.

•	CUC recorded an impairment charge of $18.0 million in 2008 of which the Company’s proportionate share is $0.5 million.

•
AMAC recorded aggregate impairment charges of $50.7 million in 2008, which is one of the factors in determining the estimated recovery amount for the revolving credit facility the Company had extended (see above).

During 2008, an affiliate of TRCLP provided over 14.0% of the tax credit properties for which the Company arranged equity financing.

Co-investment in CUC

CUC is an investment fund with The California Public Employees’ Retirement System (“CalPERS”) as majority investor, focusing on investments in multifamily properties in major urban markets.  The Company’s membership interest in CUC includes a co-investment obligation amounting to 2.5% of capital invested.  Remaining funding commitments under this obligation are insignificant.  In March 2010, the Company sold the Company’s membership interest in CUC.

Fund Advances Related to Property Partnerships

The Company loaned monies to certain Tax Credit Fund Partnerships to allow them to provide financial support to property partnerships in which they invest.  The Company expects the Tax Credit Fund partnerships will repay those loans from the release of reserves, proceeds from asset sales and other operating sources.

CMBS Fund Partnerships

During the first quarter of 2008, the Company, along with the other investors in one of the CMBS Fund Partnerships, loaned CMBS Fund III $22.3 million to allow it to repay repurchase financing.  The loan bears interest at a fixed rate of 14.0% and was due in February 2010, although the lenders (excluding the Company) may elect to extend the loans for up to two additional years.  Additionally, the Company had loaned other monies to the fund, of which $4.8 million was outstanding as of December 31, 2009, and the Company had a receivable from the fund for the cost of termination of swap that the Company had entered into on CMBS Fund III’s behalf with a remaining balance of $12.2 million on that date.

In March 2010, in connection with the March 2010 Restructuring, the Company sold the Company’s co-investments in CMBS Funds II and CMBS Funds III and the $22.3 million loan receivable from CMBS Fund III to C-III Capital Partners.

The remaining amounts due the Company have been subordinated to full repayment of CMBS Fund III’s obligations under all loans made by CMBS Fund III investors aggregating $336.6 million (inclusive of the $22.3 million loan).

Consolidated Fund Partnerships

Substantially, all fund origination revenues in the Affordable Housing group are received from Tax Credit Fund Partnerships originated and managed by the Company; of which many comprise the partnerships that the Company consolidates.  While the Company’s affiliates hold equity interests in the investment funds’ general partner and/or managing member/advisor, the Company has no direct investments in these entities, and the Company does not guarantee their obligations.  The Company has agreements with these entities to provide ongoing services on behalf of the general partners and/or managing members/advisors and the Company receives all fee income to which these entities are entitled.

Arrangements with Executive Officers

Mr. Levy and Mr. Weil hold the equity interests in certain entities with respect to which the Company will serve and may in the future serve, as the non-equity manager and be entitled to receive economic benefits related to such equity ownership.

Prior to the March 2010 Restructuring, certain employees, including the named executive officers, participated in a pool of profits, or promotes, earned by Centerline REIT, Inc., which the Company refers to, together with its parent Centerline Investors I, LLC and its subsidiaries, as Centerline REIT, and certain of its subsidiaries that sponsor and manage funds that invest in high-yield real estate investments.  During 2009, Mr. Schnitzer received $22,289, Mr. Levy received $12,297, Mr. Smyth received $202,016, and Mr. Weil received $12,297 in connection with their promote participation in Centerline REIT.  Upon occurrence of the March 2010 Restructuring, the Company terminated all of the CMBS promote plans except with respect to CMBS Fund II, which is now dependent upon future profits generated by C-III above an established benchmark.

ACCOUNTING AND AUDIT INFORMATION

Audit Committee Report

The audit committee of our Board has issued the following report with respect to our audited financial statements for the year ended December 31, 2009:

•	The audit committee assists the Board in fulfilling its oversight responsibilities with respect to the integrity of the Company’s financial statements;

•
The audit committee has reviewed and discussed with our management our 2009 audited financial statements.  The audit committee also reviewed management’s report on its assessment of the effectiveness of internal control over financial reporting as of December 31, 2009;

•
The audit committee has discussed with Deloitte & Touche LLP (our independent registered public accounting firm) the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

•
The audit committee has received the written disclosures and letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (which relates to the registered public accounting firm’s independence from our Company and its related entities) and has discussed with the registered public accounting firm their independence from us.  The audit committee has concluded that the independent registered public accounting firm is independent of our Company and its subsidiaries; and

•
The audit committee has discussed significant accounting policies applied by our Company in our financial statements.  The audit committee met separately with the independent registered public accounting firm, with and without management, to discuss the results of their examination and their observations and recommendations.

Based on the review and discussions referred to in the four items above, the audit committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2009.

Submitted by the audit committee of our Board:
Jerome Y. Halperin — Chairman
Robert L. Loverd
Thomas W. White

Fees Paid to Independent Registered Public Accounting Firm

The following table presents fees for professional audit services rendered by Deloitte and Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte”) for the audit of our financial statements for the years ended December 31, 2009 and December 31, 2008, and fees for other services rendered by Deloitte during those periods.

	2009	2008
Audit Fees(a)	$4,435,850	$4,500,575
Audit-Related Fees	--	--
Tax Fees	--	--
All Other Fees(b)	--	60,000
Total	$4,435,850	$4,560,575

(a)   Fees for audit services billed for 2009 and 2008 consisted of the audit of our annual financial statements and internal controls, reviews of our quarterly financial statements, comfort letters, consents and other services related to SEC matters.
(b)  Other fees in 2008 are related to agreed upon procedures associated with the operations of Centerline Financial LLC, a subsidiary in our Credit Risk Products Group, and CUC.

All audit-related services, tax services and other services were pre-approved by the audit committee, which concluded that the provision of those services by Deloitte was compatible with the maintenance of Deloitte’s independence in the conduct of its auditing functions.

Policy on Pre-Approval of Independent Registered Public Accounting Firm Services

The audit committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm.  The audit committee has established a policy regarding pre-approval of all audit and non-audit services provided by our independent registered public accounting firm.

On an on-going basis, management communicates specific projects and categories of service for which the advance approval of the audit committee is requested.  The audit committee reviews these requests and advises management if the audit committee approves the engagement of the independent registered public accounting firm.  The audit committee may also delegate the ability to pre-approve audit and permitted non-audit services to one or more of its members, provided that any pre-approvals are reported to the audit committee at its next regularly scheduled meeting.

EXPENSES OF SOLICITATION

We will bear the costs of soliciting proxies for the annual meeting.  Brokers and nominees should forward soliciting materials to the beneficial owners of the Common Shares, Special Preferred Voting Shares or Series A Shares held of record by such person, and we will reimburse them for their reasonable forwarding expenses.  In addition to the use of the mail, proxies may be solicited by our trustees and officers or officers and employees of Centerline Advisors by personal interview or telephone.

Other than as set forth above, neither we nor any other person acting on our behalf has retained any other person to make solicitations or recommendations to shareholders with respect to the approval of the acquisition transaction or any other proposal submitted to the shareholders for consideration at the annual meeting.

VOTING PROCEDURES

General

A representative of Paul, Hastings, Janofsky & Walker LLP (the “Inspector”) has been appointed the inspector of elections.  The Inspector will count all votes cast, by those participating in the virtual meeting by means of remote communication or by submission of a properly executed proxy, received at or prior to the annual meeting.

Abstentions and “broker non-votes” (nominees holding Common Shares for beneficial owners who have not voted on a specific matter) will be treated as present for purposes of determining whether a quorum is present at the annual meeting.  Abstentions and broker non-votes are not treated as votes cast in the election of trustees or Proposal #3 (Ratification of the Appointment of Independent Registered Public Accounting Firm) and thus are not the equivalent of votes against a nominee or against such ratification.

Voting

You may vote by completing, signing and mailing the enclosed proxy card in the enclosed return envelope.  In the alternative, you may also submit a proxy by telephone or on the Internet by following the instructions on the enclosed proxy card.  To submit a proxy on the Internet, log on to the Internet and go to http://www.proxyvote.com, and follow the directions outlined on the secure website.  To submit a proxy by telephone, call toll-free 1-800-690-6903 and follow the instructions provided by the recorded message.  You may also attend the meeting via live webcast at www.virtualshareholdermeeting.com/centerline, and vote your shares at the virtual meeting.  Even if you plan to attend the annual meeting by means of remote communication, we urge you to return your proxy card or submit a proxy by telephone or the Internet prior to the meeting to assure the representation of your shares at the annual meeting.

Revocation

You may revoke your proxy and reclaim your right to vote (i) by delivering by mail to our secretary a duly executed, subsequently dated proxy with respect to the same Common Shares, Special Preferred Voting Shares or Series A Shares at or prior to the annual meeting; (ii) by submitting a later-dated proxy prior to the Annual Meeting either by Internet or telephone; or (iii) electronically during the Annual Meeting at www.virtualshareholdermeeting.com/centerline when you enter your 12-Digit Control Number.  Any written notice revoking a proxy should be delivered at or prior to the annual meeting to the attention of the Secretary, Centerline Holding Company, 625 Madison Avenue, New York, New York 10022.  Notwithstanding the foregoing, in connection with the March 2010 Restructuring, a number of shareholders have previously granted us irrevocable proxies with respect to the approval of the amendment to our trust agreement contemplated by proposal #2b described herein.  In accordance with the terms of the instruments granting these proxies to us, such proxies may not be revoked except as otherwise provided by law or such instrument.

Record Date

Only holders of our Common Shares, Special Preferred Voting Shares and Series A Shares of record at the close of business on August 9, 2010 are entitled to receive notice of, and to vote at, the virtual annual meeting, or any postponements or adjournments thereof.  On July 15, 2010, there were approximately 58,422,417 Common Shares outstanding, 12,731,465 Special Preferred Voting Shares and 19,325,279 Series A Shares outstanding.  Each Common Share and Special Preferred Voting Share is entitled to one vote on all matters that may come before the annual meeting.  Each Series A Share is entitled to 15 votes on all matters that may come before the annual meeting.  All votes are exercisable by those participating in the virtual meeting by means of remote communication or by properly executed proxy, on all matters which properly come before the annual meeting (or any postponement or adjournment thereof).

Shareholders Sharing the Same Last Name and Address

To reduce the expense of delivering duplicate proxy materials to shareholders who may have more than one account holding Centerline shares but who share the same address, we have adopted a procedure approved by the SEC called “householding”.  Under this procedure, certain shareholders of record who have the same address and last name, and who do not participate in electronic delivery of proxy materials, will receive only one copy of our Notice of Internet Availability of Proxy Materials and, as applicable, any additional proxy materials that are delivered until such time as one or more of these shareholders notifies us that they want to receive separate copies.  This procedure reduces duplicate mailings and saves printing costs and postage fees, as well as natural resources. Shareholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If you receive a single set of proxy materials as a result of householding, and you would like to have separate copies of our Notice of Internet Availability of Proxy Materials, annual report, or proxy statement mailed to you, please submit a request to Broadridge, either by calling toll-free at 1-800-542-1061, or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717.  They will remove you from the Householding program within 30 days of your response, following which you will receive an individual copy of their disclosure document.  However, please note that if you want to receive a paper proxy or voting instruction form or other proxy materials for purposes of this year’s annual meeting, follow the instructions included in the Notice of Internet Availability that was sent to you.  You can also contact our Investor Relations department at (212) 588-2077, if you received multiple copies of the annual meeting materials and would prefer to receive a single copy in the future, or if you would like to opt out of householding for future mailings.

Quorum; Adjournments

For purposes of the annual meeting, the presence, by those participating in the virtual meeting by means of remote communication or by proxy, of shareholders entitled to cast a majority of all votes entitled to be cast at the annual meeting will constitute a quorum.  The annual meeting may be adjourned for the purpose of obtaining a quorum or additional proxies or votes, or for any other purpose; and, at any subsequent reconvening of the annual meeting, all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the annual meeting, except for any proxies which have theretofore effectively been revoked or withdrawn, notwithstanding that they may have been effectively voted on the same day for any other matter at a previous meeting.

Vote Required

The affirmative vote of the votes cast either by means of remote communication or by proxy by the holders of the outstanding Common Shares together with the holders of any other class or series of shares entitled to vote with the holders of the Common Shares (such other holders being the holders of the Special Preferred Voting Shares and the Series A Shares (with each Series A Share being equivalent to 15 Common Shares on an as-converted basis and entitled to 15 votes)) (voting as a single class), having more than 50% of the outstanding shares entitled to vote at the virtual annual meeting, at which a quorum is present, is required to approve each of the amendments.  The affirmative vote of a plurality of the votes entitled to be cast, and actually cast, by shareholders, participating in the virtual annual meeting by means of remote communication (vote by internet, by phone, by mail), and entitled to vote at the annual meeting at which a quorum is present is required for the election of the trustee nominee.  The affirmative vote of a majority of votes cast voting either by means of remote communication or by proxy at the annual meeting at which a quorum is present is required to approve the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.  The affirmative vote by the shareholders entitled to vote at the annual meeting, participating in the annual meeting by means of remote communication or by proxy, by a majority in voting power thereof, is required, if necessary, to approve the extension of the solicitation period and the adjournment of the annual meeting for purposes of approving the proposed amendments to our trust agreement.

SHAREHOLDER PROPOSALS

Under SEC rule 14a-8, shareholder proposals for consideration at our 2011 annual meeting must be received by us at our principal executive office on or before April 27, 2011, in order to be included in the proxy statement and form of proxy relating to that meeting.  In addition, our bylaws provide that for trustee nominations or any other proposal; we must receive a written notice at our principal executive office between July 8, 2011 and August 7, 2011, in order to be considered timely.

ANNUAL REPORT ON FORM 10-K

Upon written request by any shareholder entitled to vote at the meeting, we will furnish that person without charge a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which is filed with the SEC, including the financial statements and schedules thereto.  Requests should be addressed to Investor Relations at Centerline Holding Company, 625 Madison Avenue, New York, New York 10022.

OTHER BUSINESS

Our Board does not know of any other matters to be brought before the annual meeting except those set forth in the notice thereof.  If other business is properly presented for consideration at the annual meeting, it is intended that the proxies will be voted by the persons named therein in accordance with their judgment on such matters.

It is important that your Common Shares, Special Preferred Voting Shares and/or Series A Shares be represented at the annual meeting.  If you are unable to attend the virtual annual meeting via the webcast, please complete, date, sign and return the enclosed stamped, self-addressed proxy card or submit a proxy on the Internet at http://www.proxyvote.com, or submit a proxy by telephone by calling toll free 1-800-690-6903 prior to the virtual meeting.  Your failure to do so will increase the costs of operating our Company and decrease the return on your investment.

By Order of the Board of Trustees

Robert L. Levy
President, Chief Financial Officer and Chief Operating Officer

July 29, 2010

The following reflects what our Third Amended and Restated Trust Agreement would look like if all of our proposed changes were to be incorporated. The strike-through text represents deletions from our current trust agreement and the double underlined text represents additions to our current trust agreement. In order to clearly reflect all of our proposed changes, we have incorporated the four previous amendments to our current trust agreement into our current trust agreement. These amendments are not, and do not show up as, proposed changes

Appendix A

CENTERLINE HOLDING COMPANY
~~SECOND~~ THIRD AMENDED AND RESTATED TRUST AGREEMENT

This ~~SECOND~~ THIRD AMENDED AND RESTATED TRUST AGREEMENT is entered into as of ~~November 17, 2003~~ ________ __, 2010 by and among the undersigned Trustees and those persons who are or become Shareholders pursuant to the terms of this Trust Agreement.  Capitalized terms used but not defined shall have the meanings assigned to such terms in Article 2.

W I T N E S S E T H :

WHEREAS, certain of the Trustees of the Trust and/or their predecessors have created a statutory trust in accordance with applicable provisions of the Trust Act by entering into ~~a~~ the Trust Agreement of the Trust, dated as of August 12, 1996, as amended by an Amendment No. 1 to Trust Agreement , dated as of April 30, 1997, and as amended and restated by the Amended and Restated Trust Agreement of the Trust, dated as of September 30, 1997, and as further amended by Amendment Nos. 1, 2, 3 and 4 to the Amended and Restated Trust Agreement , dated as of May 8, 2000, December 11, 2000, June 13, 2002 and November 17, 2003, respectively (as so amended and amended and restated, the “Original Trust Agreement”), and by the filing with the Secretary of State of the State of Delaware of a Certificate of Trust on August 12, 1996, as heretofore amended; ~~and~~

WHEREAS, the Original Trust Agreement was amended and restated in its entirety pursuant to, and the Trust is currently governed by, the Second Amended and Restated Trust Agreement of the Trust, dated as of November 17, 2003, as amended by Amendment Nos. 1, 2, 3 and 4 thereto, dated as of September 20, 2005, November 30, 2005, June 13, 2006, and April 2, 2007, respectively (as so amended, the “Current Trust Agreement”);

WHEREAS, the parties hereto desire to amend and restate the ~~Original~~ Current Trust Agreement in its entirety as provided herein;

WHEREAS, in accordance with Section 11.2 of the Current Trust Agreement, the Board of Trustees has approved and recommended to the Shareholders ~~have approved~~ that they approve the amendment and restatement of the ~~Original~~ Current Trust Agreement as set forth herein;

~~"WHEREAS~~WHEREAS, in accordance with Section 11.2 of the Current Trust Agreement, the Shareholders (except Shareholders who by the terms of their Shares have no voting rights with respect to the amendment and restatement of the Current Trust Agreement) have approved the amendment and restatement of the ~~Original~~ Current Trust Agreement in its entirety as provided herein ~~and pursuant to Sections 1.1 and 10.4(f) of the Original Trust Agreement, the Board of Trustees, without the consent of the Shareholders, has approved the amendments to the Original Trust Agreement to change the Trust's name from "Charter Municipal Mortgage Acceptance Company" to "CharterMac"; and~~by Majority Vote (voting in the manner set forth in the Bylaws); and

WHEREAS, the Trustees desire that the Trust continue to qualify as a partnership for federal income tax purposes under the Code.

NOW, THEREFORE, the parties hereto hereby amend and restate the Current Trust Agreement in its entirety as provided herein and declare that all money and property contributed to or otherwise owned or held by or on behalf of the Trust, together with the proceeds thereof, shall be held and managed in trust for the benefit of the Shareholders, subject to the provisions hereof.

1.   ORGANIZATION

1.1   Name.  The trust hereby continued shall be known as Centerline Holding Company in which name the Board of Trustees may conduct business or any subsequent name as shall be selected by the Board of Trustees.

1.2   Business Offices.  The principal office of the Trust, and such additional offices as the Board of Trustees may determine to establish, shall be located at such place or places inside or outside the State of Delaware as the Board of Trustees may designate from time to time.

1.3   Declaration of Trust.  The Board of Trustees hereby declares that they will hold the Trust Property in trust upon and subject to the conditions set forth herein for the use and benefit of the Shareholders.  It is the intention of the parties hereto that this Trust Agreement ~~and~~ , the Bylaws and the certificates of designation of any Shares shall constitute the governing instruments of the Trust.

2.   DEFINITIONS AND GLOSSARY OF TERMS

The following terms used in this Trust Agreement shall (unless otherwise expressly provided herein or unless the context otherwise requires) have the following respective meanings:

“Adjusted Capital Account Deficit” shall have the meaning ascribed thereto in Section 9.5.

“Affiliate” of an Entity shall mean (i) any officer, director, partner, employee or controlling shareholder of such Entity; (ii) any Person controlling, controlled by or under common control with any Entity or any individual described in (i) above; (iii) any officer, director, trustee, general partner or employee of any Person described in (ii) above; and (iv) any Person who is a member, other than as limited partner, with any individual described in (i) and (ii) above in a relationship of joint venture, general partnership, or similar form of unincorporated business association.

“Amended and Restated Operating Agreement” shall mean that certain Amended and Restated Operating Agreement of ~~CharterMac~~ Centerline Capital Company, LLC (formerly known as CharterMac Capital Company, LLC), dated ~~the date hereof~~as of November 17, 2003, as amended by Amendment No. 1 thereto, effective as of March 5, 2010, and as further amended from time to time.

“Available Cash” shall mean, with respect to the applicable period of measurement (i.e., any period beginning on the first day of the fiscal year, quarter or other period commencing immediately after the last day of the fiscal year, quarter or other applicable period for purposes of the prior calculation of Available Cash for, or with respect to which, a Distribution has been made, and ending on the last day of the fiscal year, quarter or other applicable period immediately preceding the date of the calculation), the excess, if any, as of such date, of

(a)   the gross cash receipts of the Trust for such period from all sources whatsoever, including, without limitation, the following:

(i)   all interest and other revenues, income and proceeds derived by the Trust from its operations, including, without limitation, distributions received by the Trust from any Entity in which the Trust has an interest;

(ii)     all proceeds and revenues received by the Trust on account of any sales of assets of the Trust or as a refinancing of or payment of principal, interest, costs, fees, penalties or otherwise on account of any borrowings made by, or other leverage of, the Trust or financings or refinancings of any asset of the Trust;

(iii)     the amount of any insurance proceeds and condemnation awards received by the Trust;

(iv)       all capital contributions or loans received by the Trust from its Shareholders;

(v)     all Reserves previously set aside by the Trust, to the extent such amounts are no longer needed for the specific purposes for which such amounts were reserved; and

(vi)    the proceeds of liquidation of the Trust’s assets in accordance with this Trust Agreement;

over
(b)   the sum of:

(i)   all operating costs and expenses, including taxes and other expenses of the assets directly and indirectly held by the Trust and capital expenditures made during such period (without deduction, however, for any capital expenditures, charges for depreciation or other expenses not paid in cash or expenditures from Reserves described in (vii) below);

(ii)   all costs and expenses expended or paid during such period in connection with the sale or other disposition, or financing or refinancing, of the assets directly or indirectly held by the Trust or the recovery of insurance or condemnation proceeds;

(iii)     all fees and reimbursements provided for under this Trust Agreement;

(iv)     all debt service, including principal and interest, paid during such period on all indebtedness (including under any line of credit) of the Trust;

(v)     all capital contributions, advances, reimbursements or similar payments made to any Person in which the Trust has an interest;

(vi)     all loans made by the Trust in accordance with the terms of this Trust Agreement; and

(vii)    any new Reserves or increases in Reserves reasonably determined by the Managing Trustees to be necessary for working capital, capital improvements, payments of periodic expenditures, debt service or other purposes for the Trust or any Person in which the Trust has an interest.

“Board of Trustees” shall mean, collectively, the Managing Trustees named in Section 3.1(b) so long as they continue in office, and all other individuals who have been duly elected and qualify as Managing Trustees so long as they continue in office.

“Book Amortization” shall have the meaning ascribed thereto in Section 9.7.

“Book Depreciation” shall have the meaning ascribed thereto in Section 9.7.

“Book Disparity” shall have the meaning ascribed thereto in Section 9.7.

“Book Gain” shall have the meaning ascribed thereto in Section 9.7.

“Book Loss” shall have the meaning ascribed thereto in Section 9.7.

“Bylaws” shall mean the ~~Second~~ Sixth Amended and Restated Bylaws of the Trust, ~~as adopted as of the date hereof, and~~ as amended or restated from time to time, by the Board of Trustees pursuant to ~~Section 10.2(b)~~Section 6.5, which Bylaws ~~are incorporated herein by reference and~~ shall form a part of the governing instrument of the Trust.

“Capital Account” shall have the meaning ascribed thereto in Section 9.4.

“Capital Event” shall mean any Trust transaction not in the ordinary course of its business including, without limitation, principal payments, prepayments, the incurrence of prepayment penalties, sales, exchanges, foreclosures or other dispositions of assets directly or indirectly owned by the Trust, recoveries of damage awards and insurance proceeds not used to rebuild (other than the receipt of contributions to the capital of the Trust and business or rental interruption insurance proceeds not used to rebuild).

~~“Cause” shall mean gross negligence or willful misconduct.~~

“Code” shall mean the Internal Revenue Code of 1986, as amended, or corresponding provisions of subsequent revenue laws.

“Common Shares” shall mean any Shares classified or reclassified as such by the Board of Trustees.

“Common Shareholder” shall mean any Person who holds Common Shares in its capacity as a beneficial owner of the Trust, including ~~the~~ a Manager to the extent it holds Common Shares.

 “Contribution Agreement” shall mean that certain Contribution Agreement, dated as of December 17, 2002, by and among CharterMac Capital Company, LLC (now known as Centerline Capital Company, LLC) and other parties named therein, as amended from time to time.

“control” (and its correlative forms) shall have the meaning ascribed to such term under the Investment Company Act of 1940, as amended and in effect on the date of this Trust Agreement.

“Covered Person” shall have the meaning ascribed thereto in Section 10.9.

“CRA Preferred Shares” means~~, collectively, the Convertible Community Reinvestment Act Preferred Shares and~~  the Series A Convertible Community Reinvestment Act Preferred Shares described in Section 6.7.

“Current Trust Agreement” shall have the meaning ascribed thereto in the Recitals hereto.

“Distributions” shall mean any cash or Trust Property distributed to Shareholders in accordance with the terms of this Trust Agreement arising from their beneficial ownership interests in the Trust.

“Entity” shall mean any general partnership, limited partnership, corporation, joint venture, trust, business or statutory trust, real estate investment trust, limited liability company, cooperative or association.

“Final Ratio” shall have the meaning ascribed thereto in Section 9.6(c).

“Incentive Share Option Plan” shall mean any Share option plan which may be adopted from time to time by the Board of Trustees.

“Indemnified Party(ies)” shall have the meaning ascribed thereto in Section 14.1.

“Independent Trustee” shall mean each Managing Trustee who is not an officer or employee of the Trust; who is neither related to the Trust’s officers nor represents concentrated or family holdings of the Trust’s voting interests; and who, in the view of the other Independent Trustees, is free of any relationship that would interfere with the exercise of independent judgment with respect to matters relating or pertaining to the affairs of the Trust; provided, however, that if ~~Nasdaq, or the~~ any Shares are listed on a national securities exchange ~~on which any Shares are listed,~~ and such exchange adopts or has in place rules which mandate a different definition of “independence”, such definition shall apply in place of the foregoing.

“Majority Vote” shall mean, as to any matter on which the Shareholders have the right to vote, the affirmative vote of the holders of the outstanding Common Shares together with the holders of any other class or series of Shares entitled to vote with the holders of Common Shares (voting as a single class), having more than 50% of the outstanding Shares entitled to vote on the matter.  For the avoidance of doubt, except as to matters on which the holders of Special Preferred Voting Shares are entitled to a separate class vote under the Certificate of Designation of the Special Preferred Voting Shares, the holders of the Common Shares and the holders of the Special Preferred Voting Shares shall vote together as a single class.

“Management Agreement” shall mean the agreement (or agreements) between the Trust and ~~the~~ a Manager, as amended from time to time, pursuant to which ~~the~~ a Manager will be engaged by the Trust to provide advisory services to the Trust and/or to conduct the business and affairs of the Trust upon the terms and conditions therein.

“Manager(s)” shall mean such Person (or Persons) who provide advisory services to the Trust and/or to which the Board of Trustees delegates the authority to conduct the business and affairs of the Trust in all matters , in each case as set forth in the Management ~~Agreement~~ Agreements with the Manager~~.~~(s).

 “Managing Trustees” shall mean the individuals named in Section 3.1(b) so long as they continue in office, and all other individuals who have been duly elected and qualify as trustees of the Trust hereunder so long as they continue in office, including the Independent Trustees but not including the Registered Trustee.

 “Net Income” or “Net Loss” shall mean for each fiscal year or other applicable period, an amount equal to the Trust’s taxable income or loss for such year or period as determined for federal income tax purposes determined in accordance with Section 703(a) of the Code (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Section 703(a) of the Code shall be included in taxable income or loss), and (a) by including as an item of gross income any tax-exempt income received by the Trust and not otherwise taken into account in computing Net Income or Net Loss; (b) by treating as a deductible expense any expenditure of the Trust described in Section 705(a)(2)(B) of the Code (or which is treated as a Section 705(a)(2)(B) expenditure pursuant to Section 1.704-1(b)(2)(iv)(i) of the Regulations) and not otherwise taken into account in computing Net Income or Net Loss; (c) by making any adjustments needed to take into account any differences between book basis and tax basis; and (d) by not taking into account in computing Net Income or Net Loss items separately allocated to the Shareholders pursuant to the provisions of Article 9 hereof.

“Original CRA Preferred Shares” shall have the meaning ascribed thereto in Section 6.1(b).

“Original Trust Agreement” shall have the meaning ascribed thereto in the Preamble.

“Percentage Interest” shall mean, as to a Shareholder, the fractional part of the Shares owned by such Shareholder and expressed as a percentage computed by dividing the Shares owned by such Shareholder by the total number of issued and outstanding Shares owned by all Shareholders. As used in this definition, the term “Shareholder” includes the Common Shareholders and any other Shareholders who receive the same Distributions as the Common Shareholders, including holders of CRA Preferred Shares; provided that the Board of Trustees, without requirement for any consent of the Shareholders, may modify this definition from time to time as necessary to reflect the terms of any Shares issued by the Trustees pursuant to Section 6.7.

“Person” shall mean an individual or Entity.

“Preferred Shares” shall mean any Shares classified or reclassified as such by the Board of Trustees.

“RCC Acquisition Documents” shall have the meaning ascribed thereto in Section 10.11.

“Registered Trustee” shall mean Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as a trustee hereunder, or any other Person which succeeds it in such capacity pursuant to Section 15.2 and in compliance with Section 3807 of the Trust Act.

“Registered Trustee Person” shall have the meaning ascribed thereto in Section 14.2.

“Reserves” shall mean the amount set aside by the Board of Trustees or the Manager (s) as reserves of the Trust for working capital and for repairs, replacements, contingencies or other purposes.

“Series B Special Shares” shall have the meaning ascribed thereto in Section 6.7(c).

“Shareholder” shall mean any Person who holds Shares in its capacity as a beneficial owner of the Trust, including ~~the~~ a Manager to the extent it holds Shares.

“Shareholder Minimum Gain” shall mean an amount, with respect to each Shareholder Nonrecourse Debt, equal to the Trust Minimum Gain (assuming, for this purpose, that the Trust’s only liability was the Shareholder Nonrecourse Debt), that would result if such Shareholder Nonrecourse Debt were treated as a nonrecourse liability, determined in accordance with Treas. Reg. § 1.704-2(i)(3) and then aggregating the separately computed gains.

“Shareholder Nonrecourse Debt” shall have the meaning ascribed to “partner nonrecourse debt” set forth in Treas. Reg. § 1.704-2(b)(4).

“Shareholder Nonrecourse Deductions” shall have the meaning ascribed to “partner nonrecourse deductions” set forth in Treas. Reg. § 1.704-2(i)(2).

“Shares” shall mean the beneficial interests of a Shareholder in the Trust representing undivided beneficial interests in the assets of the Trust, which may be evidenced by Trust Certificates, including, without limitation, Common Shares and Preferred Shares.

“Special Common Units” shall have the meaning ascribed thereto in the Amended and Restated Operating Agreement.

“Special Preferred Voting Shares” shall have the meaning ascribed thereto in Section ~~6.7(c).~~6.7(b).

“Special Series A Share COD” shall have the meaning ascribed thereto in Section 6.1(b).

“Special Series A Shares” shall have the meaning ascribed thereto in Section 6.1(b).

“Substantially All of the Assets” shall mean assets representing 66-2/3% or more of the net book value of all of the Trust’s assets as of the end of the most recently completed calendar quarter.

“Tax Benefits Preservation Plan” means the Tax Benefits Preservation Plan adopted by the Board of Trustees on March 5, 2010, together with the schedules and exhibits attached thereto, between the Trust and Computershare Trust Company, N.A., as rights agent, as amended or restated from time to time.

“Terminating Capital Transaction” shall mean any sale or other disposition of assets of the Trust in connection with a liquidation of the Trust.

~~“Total Market Value” shall mean the greater of (i) the sum of (a) the aggregate market value of the Trust’s outstanding Shares, and (b) the total leverage of the Trust and (ii) the aggregate value of the Trust’s assets as determined by the Manager based upon third-party or management appraisals and other criteria as the Board of Trustees shall determine in its sole discretion.~~

“Transfer” shall mean sale, assignment, conveyance, transfer, gift, pledge, hypothecation, mortgage, exchange or other disposition whether voluntary, involuntary, by operation of law or otherwise.

“Trust” shall mean Centerline Holding Company.

“Trust Act” shall mean the Delaware Statutory Trust Act, 12 ~~Del.~~Del. C. §§ 3801 et. seq., as amended from time to time, or the corresponding provisions of any succeeding law.

“Trust Agreement” shall mean this ~~Second~~ Third Amended and Restated Trust Agreement, dated as of ~~November 17, 2003~~ ________ __, 2010 among the undersigned Trustees and those Persons who are or become Shareholders pursuant to the terms of this Trust Agreement, as amended or restated from time to time~~, and shall include the By-laws, as amended or restated from time to time by the Board of Trustees~~.

“Trust Certificate” shall mean a certificate signed on behalf of the Trust by a Managing Trustee ~~or the~~ , a Manager, an officer or other agent of the Trust, evidencing the Shares of a Shareholder in the Trust.

“Trust Minimum Gain” shall mean the sum of the amounts determined by computing with respect to each nonrecourse liability of the Trust, the amount of gain (of whatever character), if any, that would be realized by the Trust if it disposed (in a taxable transaction) of the Trust Property subject to such liability for no consideration other than full satisfaction of such liability and then aggregating the separately computed gains.

“Trust Property” shall mean all right, title and interest of the Trust in and to any property contributed to the Trust by the Shareholders or otherwise acquired by the Trust, including, without limitation, all distributions or payments thereon or proceeds therefrom.

“Trustees” shall mean, collectively, the Managing Trustees and the Registered Trustee.

3.   TRUSTEES; LEGAL TITLE

3.1   Managing Trustees.

(a)   Number.  The Board of Trustees shall consist of not less than three nor more than ~~sixteen~~ eleven Managing Trustees.  ~~Initially,~~ On the date hereof the Trust shall have ~~fifteen~~ five Managing Trustees, of ~~which eight shall be~~ whom four are Independent Trustees.  ~~As long as Thomas W. White is on the Board of Trustees, a majority of the Board of Trustees by at least one Managing Trustee must be Independent Trustees.  Upon Thomas W. White’s ceasing to serve as a Managing Trustee for any reason, including by reason of his resignation or removal or otherwise, and at all times thereafter~~Thereafter, ~~, a majority of~~ the exact number of Managing Trustees constituting the whole Board of Trustees shall be fixed from time to time by the Managing Trustees acting in the manner set forth in the Bylaws.  At least a majority of the Managing Trustees then in office by at least two Managing Trustees must be Independent Trustees (e.g. if the total number of Managing Trustees then in office is nine, Independent Trustees must comprise at least six members of the Board of Trustees).  The total number of Managing Trustees may be increased or decreased pursuant to the Bylaws, but , subject to the last sentence of Section 3.1(c), shall never be less than the minimum number, if any, required by the Trust Act nor more than ~~sixteen~~eleven.

(b)   Initial Board of Trustees.  The names of the ~~initial~~ Managing Trustees and the class to which each such Managing Trustee is designated on the date hereof are:

~~Stuart J~~Jerome Y. ~~Boesky~~Halperin	(Class ~~3~~I)
Thomas White ~~Nathan Gantcher~~	(Class ~~3~~I)
~~Jerome Y~~Robert A. ~~Halpern~~Meister	(Class ~~3~~III)
Robert L. Loverd	(Class ~~3)~~II)
~~Stephen M. Ross~~	~~(Class 3)~~
~~Charles L. Edson~~	~~(Class 2)~~

~~Alan P. Hirmes~~	~~(Class 2)~~
~~Janice Cook Roberts~~	~~(Class 2)~~
~~Marc D. Schnitzer~~	~~(Class 2)~~
~~Thomas W. White~~	~~(Class 2)~~
~~Peter T. Allen~~	~~(Class 1)~~
~~Jeff T. Blau~~	~~(Class 1)~~
~~Arthur P. Fisch~~	~~(Class 1)~~
~~Denise L. Kiley~~	~~(Class 1)~~
Robert ~~A~~L. ~~Meister~~Levy	(Class ~~1~~II)

(c)   Classes; Terms.  The Board of Trustees shall be elected by the Common Shareholders.  The Managing Trustees (other than any Managing Trustee elected solely by holders of one or more classes or series of Shares) shall be classified, with respect to the terms for which they severally hold office, into three classes, as nearly equal in number as possible, Class I to hold office initially for a term expiring at the next succeeding annual meeting of Shareholders, Class II to hold office initially for a term expiring at the second succeeding annual meeting of Shareholders and Class III to hold office initially for a term expiring at the third succeeding annual meeting of Shareholders, with the members of each class to hold office until their successors are duly elected and qualify.  At each annual meeting of the Shareholders, the successors to the class of Managing Trustees whose term expires at such meeting shall be elected to hold office for a term expiring at the annual meeting of Shareholders held in the third year following the year of their election.  Pursuant to and in accordance with the provisions of this Trust Agreement, the Managing Trustees may increase the number of Managing Trustees and may fill any vacancy, whether resulting from an increase in the number of Managing Trustees or otherwise, on the Board of Trustees occurring before the next annual meeting of Shareholders in the manner provided in the Bylaws.  Notwithstanding any provision in this Trust Agreement and notwithstanding the existence of one or more vacancies in its number of members, the Board of Trustees (even if fewer than three Managing Trustees remain on the Board of Trustees and even if there is no remaining Independent Trustee on the Board of Trustees) or any committee thereof shall have and may exercise all of its rights and powers to conduct the business of the Trust; provided, however, that the foregoing shall be subject to any applicable limitations with respect to the Board of Trustees acting on vacancies that may be set forth in the Bylaws.

(d)   Removal of Managing Trustees.  Subject to the rights of holders of one or more classes or series of Shares to elect one or more Managing Trustees, any Managing Trustee, or the entire Board of Trustees, may be removed from office at any time, but only by Majority Vote.

(e)   Resignation of Managing Trustees.  Any Managing Trustee may resign at any time by delivering his resignation in writing to the Board of Trustees, to take effect at the time specified in the resignation; the acceptance of a resignation, unless required by its terms, shall not be necessary to make it effective.

3.2   Registered Trustee.

(a)   Initial Registered Trustee; Powers.  The Registered Trustee has been appointed as trustee and joined as a party hereunder for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Trust Act.  In the event of the resignation or removal of the Registered Trustee, the Board of Trustees shall appoint a successor Registered Trustee in accordance with Section 15.2.

The Registered Trustee shall be responsible for performing only the following duties with respect to the Trust:  (i) to execute, deliver, acknowledge and file any certificates of trust and any amendments thereto required to be executed by it and filed pursuant to applicable law, (~~ii) to~~ ii) only if requested and instructed to do so by the Board of Trustees or a Manager (in their sole discretion), to execute any duly adopted amendments to this Trust Agreement , and (iii) to execute, deliver, acknowledge and file any certificates of cancellation required to be filed pursuant to applicable law.  Except as otherwise provided in Section 10.4, the consent of the Registered Trustee is not required to adopt any amendments to this Trust Agreement and the execution or delivery of any such amendments by the Registered Trustee is not required for such amendments to be duly adopted.  The Board of Trustees or the Manager (s) shall keep the Registered Trustee reasonably informed of any actions of the Board of Trustees or the Manager (s) or other circumstances that could affect the rights, duties or liabilities of the Registered Trustee.  The Registered Trustee shall have no other authority, duties or liabilities.  The Registered Trustee has no responsibility for monitoring the conduct of the Board of Trustees or the Manager (s) or causing the Board of Trustees or the Manager(s), or any other Person to discharge their respective duties under this Trust Agreement, the Bylaws or the Management ~~Agreement~~Agreements, and the Registered Trustee shall have no liability for the acts and omissions of the Trust, the Board of Trustees or the Manager~~.~~(s).

(b)   Compensation and Expenses of Registered Trustee.  The Registered Trustee shall be entitled to receive from the Trust reasonable compensation for its services hereunder, as shall be agreed to from time to time by the Board of Trustees and the Registered Trustee, and the Registered Trustee shall be entitled to be reimbursed by the Trust for reasonable out-of-pocket expenses incurred by the Registered Trustee in the performance of its duties hereunder.

(c)   The Registered Trustee shall have a lien on the assets of the Trust for any compensation or expenses and indemnity due to the Registered Trustee by the Trust, which lien shall be prior to all other liens.

3.3   Legal Title.  Legal title to all Trust Property shall be vested in the Trust, except that the Board of Trustees may cause legal title to any Trust Property to be held by or in the name of any Managing Trustee or any other Person as nominee.  Written evidence of the qualification and acceptance of election or appointment of successor and additional Managing Trustees may be filed with the records of the Trust and in such other offices, agencies or places as the Board of Trustees may deem necessary or desirable.  To the fullest extent permitted by law, no Shareholder shall be deemed to have a severable ownership interest in any individual asset of the Trust or any right of partition or possession thereof.

4.   PURPOSES

The purposes of the Trust shall be, as determined from time to time by the Board of Trustees, to engage in any lawful business or activity for which a statutory trust may be created under the Trust Act.

5.   TERM

The Trust commenced on August 12, 1996, and shall have perpetual existence, unless earlier dissolved and terminated in accordance with the provisions of this Trust Agreement or the Bylaws.

6.   SHAREHOLDERS; SHARES

6.1 Authorization of Shares.  ~~The~~ (a)  Subject to automatic adjustment in accordance with this Section 6.1(a), the Trust is authorized to issue ~~160,000,000~~ 800,000,000 Shares.  Notwithstanding the foregoing, in the event that the Trust effects any division, split or combination of its Shares that has the effect of increasing the number of outstanding Shares, the number of Shares authorized to be issued by the Trust shall be automatically increased such that the proportion that the number of issued and outstanding Shares bears to the number of Shares authorized to be issued by the Trust immediately following the effectiveness of such division, split or combination is identical to the proportion that the number of issued and outstanding Shares bears to the number of Shares authorized to be issued by the Trust immediately prior to the effectiveness thereof.

(b)            ~~6.1~~Notwithstanding anything to the contrary set forth in this Trust Agreement (except for ~~the immediately preceding sentence~~Section 6.1(a)) and without regard to any express or implied limitation on the authority of the Trust, and the Board of Trustees on behalf of the Trust, the Trust, and the Board of Trustees on behalf of the Trust, is authorized, without limitation, (~~a~~i) to issue additional Shares from time to time to Persons who are, or who by the purchase thereof become, Shareholders of the Trust for such consideration, if any, and otherwise on such terms and conditions as the Board of Trustees determines in its sole discretion, (~~b~~ii) to issue Shares as necessary or desirable in connection with the transactions contemplated by the RCC Acquisition Documents, including, without limitation, to issue the Special Preferred Voting Shares and to issue Common Shares in connection with an exchange for Special Common Units, (~~c~~iii) to issue Shares upon exercise of options granted by the Board of Trustees or to be granted pursuant to an Incentive Share Option Plan upon payment in accordance with the terms of the applicable Incentive Share Option Plan , (iv) to issue Series B Special Shares or other securities pursuant to and ~~(d~~in accordance with the Tax Benefits Preservation Plan, and (v) to issue Shares for distribution to Shareholders or to issue rights, options or warrants to acquire Shares.  The Board of Trustees may from time to time reserve Shares for issuance for any purpose deemed appropriate by the Board of Trustees, including, without limitation, pursuant to conversion rights, exchange rights or option rights with respect to Shares.  Shareholders have no preemptive or other similar rights with respect to the issuance of Shares.  ~~Notwithstanding any other provision contained in this Trust Agreement, the~~ The following Shares have been authorized and issued by the Trust as of the date hereof: (i) ~~42,656,999~~ 348,301,602 Common Shares (whether through the consummation of the transactions contemplated by the RCC Acquisition Documents ~~or consummation~~ , the automatic conversion in accordance with the terms of the ~~Consolidation~~Certificate of Designation of the Special Series A Shares of the Trust (the “Special Series A Shares”), effective as of March 5, 2010 (the “Special Series A Share COD”), of Special Series A Shares to Common Shares to occur immediately upon the adoption of this Third Amended and Restated Trust Agreement, a conversion of the Original CRA Preferred Shares and the CRA Preferred Shares, an exercise of options pursuant to an Incentive Share Option Plan or otherwise ~~(as each such capitalized term is defined in the Original Trust Agreement)~~); (ii) ~~1,351,636~~ 695,223 Series A Convertible Community Reinvestment Act Preferred Shares; and (iii) ~~6,073,219~~ 12,731,465 Special Preferred Voting Shares.  The parties hereto hereby acknowledge (i) the adoption of the form, terms and provisions of the Special Series A Share COD, (ii) the issuance of the Special Series A Shares pursuant to the Special Series A Share COD, (iii) the reclassification of all of the 4.40% Cumulative Perpetual Convertible Community Reinvestment Act Preferred Shares~~; and the issuance of such Shares is hereby ratified and confirmed in all respects.~~ , Series A-1 of the Trust, and the 11.0% Cumulative Convertible Preferred Shares, Series A-1 of the Trust, into Special Series A Shares pursuant to the 4.40% COD Amendment and the 11.0% COD Amendment (each as defined in the Special Series A Share COD), (iv) the automatic conversion in accordance with the terms of the Special Series A Share COD of each Special Series A Share to Common Shares to occur immediately upon the adoption of this Third Amended and Restated Trust Agreement, (v) the elimination of the Convertible Community Reinvestment Act Preferred Shares of the Trust (the “Original CRA Preferred Shares”) and the Amended and Restated Certificate of Designation of the Original CRA Preferred Shares, and (vi) the adoption of the form, terms and provisions of the Tax Benefits Preservation Plan and the execution, delivery and performance by the Trust of its obligations thereunder (including, without limitation, the distribution and/or issuance from time to time of Rights (as defined in the Tax Benefits Preservation Plan) or Series B Special Shares upon the exercise of the Rights, or Series B Special Shares or other securities upon the exchange of the Rights, in each case as contemplated therein).

(c)            By the adoption of a resolution at a meeting of the Board of Trustees or by action by written consent of the Board of Trustees, the Board of Trustees shall have full power and authority, in its sole and exclusive discretion, and without obtaining any authorization or vote of the Shareholders or any series or class, to divide, including, without limitation, to split, or to combine, including with limitation, to reverse split, the Common Shares into a greater or lesser number (including by way of distribution or reclassification of any previously issued Common Shares into a greater or lesser number of Common Shares) without thereby materially changing the relative proportion of Common Shares.    Such division or split shall be effective as of the date and time determined by the Board of Trustees.  The Board of Trustees shall provide notice of any such division or combination to the Common Shareholders, provided, however, the giving of such notice is not a condition precedent to a division or combination of the Common Shares and the failure of the Board of Trustees to provide such notice shall not affect the validity and effectiveness of a division or combination of the Common Shares.  In connection with any such division or combination of Common Shares, certificates representing the Common Shares so divided or combined shall represent the number of whole Common Shares into which such former Common Shares shall have been divided or combined pursuant to this Section 6.1.  In connection with any division or combination of Common Shares pursuant to this Section 6.1, the Board of Trustees shall have full power and authority, in its sole and exclusive discretion, and without obtaining any authorization or vote of the Shareholders or any series or class, to determine the treatment of any fractional share resulting therefrom, including, without limitation, whether (i) to issue fractional shares, or (ii) to provide that no fractional shares shall be issued, but, in lieu thereof, (A) to pay to each holder of any such fraction an amount equal to the fair value thereof, as determined in good faith by the Board of Trustees, (B) to arrange for the disposition of the fractional shares of the Persons otherwise entitled thereto, including by aggregating all such fractional shares and repackaging them as whole shares that may be sold on the open market, with the proceeds thereof to be delivered to such Persons, all on the terms and subject to any conditions that the Board of Trustees may impose, or (C) to issue scrip or warrants in registered form (either represented by a certificate or uncertificated) or in bearer form (represented by a certificate) which shall entitle the holder to receive a full Common Share upon the surrender of such scrip or warrants aggregating a full Common Share.  A certificate for a fractional share or an uncertificated fractional share shall, but scrip or warrants shall not unless otherwise provided therein, entitle the holder to exercise voting rights, to receive distributions thereon and to participate in any of the assets of the Trust in the event of liquidation.  The Board of Trustees may cause scrip or warrants to be issued subject to the conditions that they shall become void if not exchanged for certificates representing the full Common Shares or uncertificated full Common Shares before a specified date, or subject to the conditions that the Common Shares for which scrip or warrants are exchangeable may be sold by the Trust and the proceeds thereof distributed to the holders of scrip or warrants, or subject to any other conditions that the Board of Trustees may impose.

6.2   Common Shares.  Each Common Share shall entitle the holder thereof to one vote.  The Board of Trustees without Shareholder consent may reclassify any unissued Common Shares from time to time in one or more classes or series of beneficial interests.

6.3   Preferred Shares.  Preferred Shares shall not entitle the holder thereof to vote unless the Board of Trustees, in its sole discretion, determines to grant voting rights to holders of Preferred Shares.  The Board of Trustees without Shareholder consent may classify any unissued Preferred Shares and reclassify any previously classified but unissued Preferred Shares of any series from time to time, in one or more series of beneficial interests in the Trust.

6.4   Classified or Reclassified Shares.  The Board of Trustees without Shareholder consent may reclassify any issued Shares that the Trust has reacquired and holds in treasury, retired or reserved for issuance (including, without limitation, by changing the number, par value, designations, preferences, or relative, participating, optional or other special rights of the Shares, or the qualifications, limitations or restrictions of such rights, or by changing Shares with par value into Shares without par value, or Shares without par value into Shares with par value either with or without increasing or decreasing the number of Shares, or by subdividing or combining the outstanding Shares of any class or series of a class of Shares into a greater or lesser number of outstanding Shares).  Prior to issuance of classified or reclassified Shares of any class or series, the Board of Trustees by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Shares of the Trust; (b) specify the number of Shares to be included in the class or series; and (c) set or change, subject to the express terms of any class or series of Shares of the Trust outstanding at the time, the preferences, conversion or other rights, voting powers, privileges, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series.

6.5   Trust Agreement and Bylaws.  All Persons who own, or shall acquire, Shares in the Trust shall own, or shall acquire, the same subject to the provisions of this Trust Agreement and the Bylaws and shall be bound by the terms and provisions of this Trust Agreement and Bylaws.  The Board of Trustees may from time to time, without requirement for any consent of the Shareholders, amend the Bylaws in any manner that does not violate the provisions of this Trust Agreement.

6.6   Effective Date of Transfer of Shares.  The effective date for the recognition of transfers of Shares, and the identification of the Person entitled to be treated as the Shareholder at any given time, shall be determined as follows:

(a)   for purposes of Article 9 and any other provision of this Trust Agreement which relates to the allocation or apportionment of Net Income, Net Loss or Distributions, the Person entitled to be recognized as the Shareholder shall be determined in accordance with the provisions of Section 9.2; and

(b)   for all purposes other than those set forth in Section 6.6(a), the Person entitled to be recognized as the Shareholder shall be the Person who is then listed as the record owner of the Shares on the books and records of the Trust.

6.7   Certificates of Designation.  (a)  The “Series A Convertible Community Reinvestment Act Preferred Shares of the Trust” shall have (i) the designation, powers, preferences, (ii) the relative, participating, optional or other special rights, and (iii) the qualifications, limitations or restrictions, set forth in the ~~Amended and Restated~~ Certificate of Designation attached hereto as Appendix A, as amended or restated from time to time, which terms are ~~incorporated by reference in, and made a part of, this Trust Agreement as if specifically set forth herein.~~deemed part of the governing instrument of the Trust.

(b) ~~The “Series A Convertible Community Reinvestment Act Preferred~~ The “Special Preferred Voting Shares of the Trust” shall have (i) the designation, powers, preferences, (ii) the relative, participating, optional or other special rights, and (iii) the qualifications, limitations or restrictions, set forth in the Certificate of Designation attached hereto as Appendix B, as amended by Amendment Nos. 1 and 2 thereto, effective as of May 4, 2007 and March 5, 2010, respectively, and as further amended or restated from time to time, which terms are deemed part of~~incorporated by reference in, and made a~~ the governing instrument of the Trust.

(c) ~~part of, this Trust Agreement as if specifically set forth herein.  The “Special Preferred Voting~~ The “Series B Special Shares of the Trust” shall have (i) the designation, powers, preferences, (ii) the relative, participating, optional or other special rights, and (iii) the qualifications, limitations or restrictions, set forth in the Certificate of Designation attached hereto as Appendix C, as amended or restated from time to time, which terms are deemed part ~~incorporated by reference in, and made a~~ of the governing instrument of the Trust.

(d) ~~part of, this Trust Agreement as if specifically set forth herein. The~~ Subject to the last sentence of this Section 6.7(d), the Board of Trustees shall have full power and authority, in its sole discretion and without requirement for any consent of the Shareholders, to establish and designate, and to change and amend in any manner, any class or series of Shares ~~not outstanding on the date of this Trust Agreement~~, including, the Shares described in ~~Section~~ Sections 6.7(a), 6.7(b) and 6.7(c) and including any other Shares authorized to be issued from time to time by the Trust pursuant to the Trust Agreement, and to fix the preferences, covenants or other rights, voting powers, privileges, restrictions, limitations as to dividends or other distributions qualifications and terms and conditions of redemption for each class or series thereof as the Board of Trustees may from time to time determine.  The establishment and designation of any class or series of Shares (other than those existing as of the date of this Trust Agreement) shall be effective upon the adoption of a resolution by the Board of Trustees setting forth such establishment and designation and the relative preferences, covenants or other rights, voting powers, privileges, restrictions, limitations as to dividends or other distributions qualifications and terms and conditions of redemption of the Shares of such class or series, whether directly in such resolution or by reference to, or approval of, another document that sets forth such relative preferences, covenants or other rights, voting powers, privileges, restrictions, limitations as to dividends or other distributions qualifications and terms and conditions of redemption of such class or series including, without limitation, any registration statement of the Trust, or as otherwise provided in such resolution.  Upon the establishment of any such class or series, an appendix shall be attached to this Trust Agreement (identified as a certificate of designation) to reflect the establishment and designation of such class or series and the preferences, covenants or other rights, voting powers, privileges, restrictions, limitations as to dividends or other distributions qualifications and terms and conditions of redemption thereof, which terms shall be deemed ~~incorporated by reference in, and made a part of, this Trust Agreement as if specifically set forth herein~~part of the governing instrument of the Trust; provided that attachment of an appendix hereto shall not be a condition precedent to the establishment of any class or series in accordance with this Trust Agreement.  Notwithstanding anything contained in this Section 6.7(d), the power and authority of the Board of Trustees (i) to change and amend the rights, ~~performances~~ preferences and privileges of any class or series of Shares as set forth in a certificate of designation attached hereto shall be subject to such limitations on such changes and amendments, including any required class or series vote, as may be set forth in, or otherwise required by the terms of, the applicable certificate of designation~~.~~, and (ii) to change and amend the rights, preferences and privileges of the Common Shares shall be subject to such limitations on such changes and amendments, as may be set forth in, or otherwise required by the terms ~~(d)The “4.40% Cumulative Perpetual Convertible Community Reinvestment Act Preferred Shares, Series A-1 of the Trust” shall have (i) the designation, powers, preferences, (ii) the relative, participating, optional or other special rights, and (iii) the qualifications, limitations or restrictions, set forth in the Certificate of Designation attached hereto as Appendix D, which terms are incorporated by reference in, and made a part~~ of, this Trust Agreement ~~as if specifically set forth herein~~.

7.	LIABILITY OF THE SHAREHOLDERS; REGISTERED TRUSTEE; MANAGING TRUSTEES; EMPLOYEES; MANAGER (S)

7.1   Shareholders.  The Shareholders shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.  If and to the extent required by Delaware law, a Shareholder may, under certain circumstances, be required to return to the Trust for the benefit of Trust creditors, amounts previously distributed to him.

7.2   Registered Trustee.  The Registered Trustee shall not be liable to the Trust, the Shareholders, the Trustees or any other Person or third parties for any act, omission or obligation of the Trust, the Board of Trustees, any Shareholder, the Registered Trustee or the Manager(s), under any circumstance, except for any loss directly attributable to its own gross negligence or willful misconduct.  In particular, but not by way of limitation:

(a)     The Registered Trustee shall not be liable for any error of judgment made which did not constitute gross negligence or willful misconduct by it;

(b)     No provision of this Trust Agreement shall require the Registered Trustee to take any action, to expend or risk its personal funds or otherwise incur any financial liability in the performance of its rights, powers or obligations hereunder, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such action, risk or liability is not reasonably assured or provided to it;

(c)     Under no circumstance shall the Registered Trustee be personally liable for any representation, warranty, covenant or other obligation or indebtedness of the Trust;

(d)     The Registered Trustee shall not be personally responsible for or in respect of the validity or sufficiency of this Trust Agreement, or the form, validity, value or sufficiency of the Trust Property;

(e)   The Registered Trustee shall not be personally liable for its good faith reliance on the provisions of this Trust Agreement;

(f)   Under no circumstances shall the Registered Trustee be personally liable for (i) any action it takes or omits to take in good faith in accordance with the instruction of the Board of Trustees or ~~the~~ a Manager, (ii) the acts or omissions of the Board of Trustees or the Manager (s) or (iii) the supervision of or the failure of the Board of Trustees or the Manager (s) to discharge their respective duties hereunder or pursuant to the Management ~~Agreement~~Agreements; and

(g)     The Registered Trustee shall not incur any liability to anyone in acting upon any document believed in good faith by it to be genuine and believed in good faith by it to be signed by the proper party or parties and need not investigate any fact or matter pertaining to or in any such document.  The Registered Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any Person as conclusive evidence that such resolution has been duly adopted by such Person and that the same is in full force and effect.  As to any fact or matter, the method of the determination of which is not specifically prescribed herein, the Registered Trustee may for all purposes hereof rely on a certificate, signed by any officer of the relevant Person, as to such fact or matter, and such certificate shall constitute full protection to the Registered Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

7.3   Managing Trustees; Employees.  To the maximum extent that Delaware law in effect from time to time permits limitation of the liability of trustees of a statutory trust or the liability of any other Person, a Managing Trustee ~~or~~ , an employee of the Trust, an officer of the Trust and the Manager(s), when acting in such respective capacities, shall not be personally liable to any Person other than the Trust or a Shareholder ~~for any act, omission or obligation of the Trust, the Registered Trustee, the Manager or any Managing Trustee~~.  To the maximum extent that Delaware law in effect from time to time permits limitation of the liability of trustees of a statutory trust or the liability of any other Person, no Managing Trustee , employee of the Trust, officer of the Trust or the Manager(s) shall be liable to the Trust or to any Shareholder for monetary damages for breach of any duty (including, without limitation, fiduciary duty) as a Managing Trustee, an employee of the Trust, an officer of the Trust or Manager, except (i) for acts or omissions of such Managing Trustee , employee, officer or Manager(s) that involve actual fraud or willful misconduct, were committed in bad faith or were the result of active and deliberate dishonesty, (ii) for any transaction from which such Managing Trustee ~~derived~~ , employee, officer or Manager(s) actually received an improper personal benefit in money, property or services, or (iii) in the case of any unlawful act or omission such Managing Trustee, employee, officer or Manager(s) had reasonable cause to believe was unlawful.  Neither the amendment nor repeal of this Section 7.3 nor the adoption or amendment of any other provision of this Trust Agreement inconsistent with this Section 7.3 shall apply to or affect in any respect the applicability of the immediately preceding sentence with respect to any act or failure to act that occurred prior to such amendment, repeal or adoption.

7.4   Reliance on Agents, Attorneys, Etc.  In the exercise of their rights and obligations hereunder, the Registered Trustee and the Managing Trustees (i) may act directly, or at the expense of the Trust, through agents (including, without limitation, a Manager) or attorneys pursuant to agreements entered into with any of them, and they shall not be liable for the default or misconduct of such agents or attorneys if such agent or attorney shall have been selected in good faith and (ii) may, at the expense of the Trust, consult with counsel to be selected in good faith, and employed by them, and shall not be liable for anything done, suffered or omitted in good faith in accordance with the advice or opinion of any such counsel.

8.   INTENTIONALLY DELETED

9.   ALLOCATION OF INCOME, LOSS AND DISTRIBUTIONS

9.1    Allocations.  Net Income, Net Loss and Available Cash shall be allocated in the manner hereinafter provided.

9.2    Apportionment Among Shareholders of Net Income, Net Loss and Distributions Generally.

(a)   Non-Capital Events.   Net Income, Net Loss and Distributions, other than Net Income, Net Loss and Distributions attributable to a Capital Event, allocated to the Shareholders shall be apportioned each calendar quarter among the Persons who were Shareholders of record on the last day of each calendar quarter in accordance with their Percentage Interests based upon the number of Shares owned by each such Shareholder on the last day of such calendar quarter without regard to Capital Accounts or the number of days during such calendar quarter in which a Person was a Shareholder.

(b)   Capital Events.  That portion of Distributions attributable to a Capital Event and allocations of Net Income and Net Loss from a Capital Event which is allocated to the Shareholders shall be apportioned among the Persons who were Shareholders of record on the last day of the month during which the Trust received the proceeds of such Capital Event in accordance with their Percentage Interests based upon the number of Shares owned by each such Shareholder on the last day of such month without regard to Capital Accounts or the number of days during such month in which a Person was a Shareholder.

9.3    Consent to Methods.  The methods set forth in this Article 9 by which Distributions and allocations of Net Income and Net Loss are made and apportioned are hereby expressly consented to by each Shareholder as an express condition to becoming a Shareholder.

9.4    Capital Accounts.

(a)    General.  A separate capital account (“Capital Account”) shall be maintained for each Shareholder in accordance with this Section 9.4.  Each Shareholder’s Capital Account shall be increased by (1) the amount of money contributed, or deemed contributed, by such Shareholder to the capital of the Trust; and (2) such Shareholder’s share of Net Income.  Each Shareholder’s Capital Account shall be decreased by (i) the amount of Distributions to such Shareholder and (ii) such Shareholder’s share of Net Loss.

(b)    Multiple Class or Series of Interests.  A Shareholder who has Shares which represent more than one class or series of interests in the Trust shall have a single Capital Account that reflects all such interests, regardless of the class of interests owned by such Shareholder and regardless of the time or manner in which such interests were acquired.

(c)    Contributions of Property.  In the event that property (other than cash) is contributed by a Shareholder to the Trust, the computation of Capital Accounts, as set forth in this Section 9.4, shall be adjusted as follows:

(i)   the contributing Shareholder’s Capital Account shall be increased by the fair market value of the property contributed to the Trust by such Shareholder (net of liabilities securing such contributed property that the Trust is considered to assume or take subject to under Code Section 752); and

(ii)     as required by Treas. Reg. §§ 1.704-1(b)(2)(iv)(g) and 1.704-1(b)(4)(i), if any Shareholder’s Capital Account reflects a fair market value for property which differs from such property’s adjusted basis, each Shareholder’s Capital Account shall be adjusted to take account of the amount of Book Gain and Book Loss, as defined below, allocated to such Shareholder pursuant to Section 9.7 hereof and shall not take into account the Net Income and Net Loss for tax purposes allocated to such Shareholder pursuant to this Article 9.

(d)    Distributions of Property.  In the event that property is distributed by the Trust to a Shareholder, the following special rules shall apply:

(i)   the Capital Account of the Shareholder receiving the distribution first shall be adjusted (as provided in Treas. Reg. § 1.704-1(b)(2)(iv)(e)) to reflect the manner in which the unrealized income, gain, loss and deduction inherent in such property (that has not already been reflected in such Shareholder’s Capital Account) would be allocated to such Shareholder if there were a taxable disposition of such Shareholder for its fair market value on the date of distribution; and

(ii)     the Capital Account of the Shareholder who is receiving the distribution of property from the Trust shall be charged with the fair market value of the property at the time of distribution (net of liabilities secured by such property that such Shareholder is considered to assume or take subject to under Code Section 752).

(e)    Intention.  The foregoing provisions are intended to satisfy the capital account maintenance requirements of Treas. Reg. §§ 1.704-1(b) and 1.704-2 and such provisions shall be modified to the extent required by such section or any successor provision thereto.

9.5   Allocations Causing Negative Capital Accounts.  Notwithstanding Section 9.2, to the extent that any allocation of Net Loss to a Shareholder would reduce such Shareholder’s Capital Account balance (determined after taking into account all prior distributions and all prior allocations of Net Income and Net Loss) below zero or would increase the negative balance in such Shareholder’s Capital Account at a time when another Shareholder has a positive Capital Account balance, such Net Loss shall instead be allocated pro rata to Shareholders having positive Capital Account balances in proportion to their respective positive Capital Account balances until such Capital Account balances are reduced to zero, provided, however, that in no event shall there be a reallocation of any item of income, gain, loss or deduction allocated among the Shareholders pursuant to this Trust Agreement for prior years.

If the provisions of this Section 9.5 prohibit the allocation of any portion of Net Loss to every Shareholder, such portion of the Net Loss shall instead be allocated to the Manager~~.~~(s).

For purposes of determining a Shareholder’s Capital Account balance under this Section 9.5, Distributions made prior to or contemporaneous with any allocation to a Shareholder shall be reflected in such Shareholder’s Capital Account prior to making such allocation to such Shareholder.  For purposes of this Section 9.5, a Shareholder’s Capital Account shall be reduced for:

(x)           allocations of Net Loss (or items thereof) which, as of the end of each Trust year, are reasonably expected to be allocated to such Shareholder pursuant to Code Section 704(e)(2), Code Section 706(d) and Treas. Reg. § 1.751-1(b)(2)(ii); and

(y)           Distributions that, as of the end of such year, reasonably are expected to be made to such Shareholder to the extent they exceed offsetting increases to such Shareholder’s Capital Account that reasonably are expected to occur during (or prior to) the Trust taxable years in which such Distributions reasonably are expected to be made.

For purposes of determining the amount of expected Distributions and expected Capital Account increases described in (y) above:  (A) the rule set forth in Treas. Reg. § 1.704-1(b)(2)(iii)(c) concerning the presumed value of property shall apply, and (B) gross income or Net Income allocated to a Shareholder pursuant to Section 9.9 shall be taken into account.  For purposes of this Section 9.5 and Section 9.9, a Shareholder’s Capital Account shall be increased (i) to the extent that such Shareholder is obligated to fund deficits in such Shareholder’s Capital Account upon liquidation of the Trust (or is treated as obligated to so restore such deficits pursuant to Treas. Reg. § 1.704-1(b)(2)(ii)(c)), and (ii) to the extent of such Shareholder’s share of any Trust Minimum Gain and Shareholder Minimum Gain remaining at the close of the fiscal period in respect of which such allocations are being made.  A Capital Account which has a negative balance after adjustment in accordance with clauses (i) and (ii) shall be referred to as an “Adjusted Capital Account Deficit.”

9.6 Allocation of Net Income and Net Loss.

(a)   General.  Except as otherwise provided in Sections 9.5, 9.8, and 9.9 in each year Net Income and Net Loss, other than Net Income and Net Loss arising in connection with a Terminating Capital Transaction, shall be allocated to the Shareholders in accordance with their Percentage Interests.

(b)   Terminating Capital Transaction.  Allocations of Net Income or Net Loss (or items thereof) in connection with a Terminating Capital Transaction or liquidation of the Trust shall first be made so that, to the extent possible, each Shareholder’s Capital Account balance is equal, and the remainder of such Net Income or Net Loss (or items thereof) shall, subject to the provisions of Section 9.5, be allocated to the Shareholders in accordance with their Percentage Interests.

(c)   Final Ratio.  It is intended that the allocation provisions of this Article 9 shall result in final positive Capital Account balances of the Shareholders under Section 12.3 which are equal to each Shareholder’s Percentage Interests (the “Final Ratio”).  To the extent that such final positive Capital Account balances are not in the Final Ratio, Net Income, Net Loss and items thereof, as computed for book purposes, shall be allocated among the Shareholders so as to result in final positive Capital Account balances which are in the Final Ratio.  This Section 9.6.(c) shall control notwithstanding any reallocation of income, loss, or items thereof, as computed for book purposes, by the Internal Revenue Service or any other taxing authority.

9.7   Allocation of Book Items.  In cases where property of the Trust is, under Treas. Reg. § 1.704-1(b)(2)(iv)(g), properly reflected in the Capital Accounts of the Shareholders at a fair market value that differs from the adjusted tax basis of such property (such difference is hereinafter referred to as the “Book Disparity”), then depreciation, amortization and gain or loss as computed for book purposes with respect to such property (“Book Depreciation,” “Book Amortization,” and “Book Gain,” and “Book Loss,” respectively) will be greater or less than the depreciation, amortization or gain or loss as computed for tax purposes.  The Manager (s) shall adopt, pursuant to Treas. Reg. § 1.704-1(b)(2)(iv)(g), a reasonable method of computing Book Depreciation and Book Amortization.  Such Book Depreciation and Book Amortization shall be allocated among the Shareholders and reflected in the Shareholders’ Capital Accounts under Section 9.4 hereof, in a manner so as to eliminate to the extent possible, the Book Disparity.

9.8   Mandatory Allocations.  Any allocation of Net Income or Net Loss for tax purposes which is required to be allocated among the Shareholders to take into account the disparity between the fair market value of a Trust asset and its adjusted basis (e.g., allocations under Code Section 704(c) for contributed property) shall be allocated among the Shareholders in accordance with the requirements of the Code and the regulations promulgated thereunder.

9.9  Minimum Gain Chargeback and Qualified Income Offset.

(a)   Minimum Gain Chargeback.  Notwithstanding any other provision of this Trust Agreement to the contrary, in the event there is a net decrease in a Shareholder’s share of Trust Minimum Gain and/or Shareholder Minimum Gain during a Trust taxable year, such Shareholder shall be allocated items of income and gain for that year (and if necessary, other years) as required by and in accordance with Regulations Sections 1.704-2(f)(1) and 1.704-2(i)(4) before any other allocation is made.  This subsection 9.9(a) is intended to constitute a “minimum gain chargeback” under Treas. Reg. § 1.704-2(f)(1) and 1.704-2(i)(4).

(b)   Qualified Income Offset.  In the event a Shareholder unexpectedly receives any adjustments, allocations or distributions described in Treas. Reg. §§ 1.704-1(b)(2)(ii)(d)(4), (5) or (6), and such Shareholder has an Adjusted Capital Account Deficit, items of Trust income (including gross income) and gain shall be specially allocated to such Shareholder in an amount and manner sufficient to eliminate the Adjusted Capital Account Deficit as quickly as possible.  This subsection 9.9.(b) is intended to constitute a “qualified income offset” under Treas. Reg. § 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

(c)   Other Chargeback of Impermissible Negative Capital Account.  To the extent any Shareholder has an Adjusted Capital Account Deficit at the end of any Trust fiscal year, each such Shareholder shall be specially allocated items of Trust income (including gross income) and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this subsection 9.9.(c) shall be made if and only to the extent that such Shareholder would have an Adjusted Capital Account Deficit in excess of such sum after all other allocations provided for in this Article 9 have been tentatively made as if this subsection 9.9.(c) were not in the Trust Agreement.

9.10   Distributions.  To the extent declared by the Board of Trustees, unless otherwise provided in a certificate of designation, Distributions by the Trust shall be made to the Shareholders in accordance with their Percentage Interests.

9.11   Restrictions.

(a)   General.  The Trust may be restricted under Delaware law from making Distributions under certain circumstances, as well as under the terms of notes, mortgages or other types of financing obligations which it may issue or assume in conjunction with borrowed funds, if any.  In addition, Distributions are subject to the payment of Trust expenses and to the maintenance of sufficient Reserves.  Distributions may also be restricted or suspended in circumstances when the Board of Trustees determines, in its absolute discretion, that such action is in the best interest of the Trust.

(b)   Withholding Tax.  As security for any withholding tax or other liability or obligation (or reduced deduction for federal income tax purposes) to which the Trust may be subject as a result of any act or status of any Shareholder or to which the Trust becomes subject with respect to any Shares, the Trust shall have, and there is hereby granted to the Trust, a security interest in all Available Cash distributable to such Shareholder or with respect to such Shares, to the extent of the amount of such withholding tax or other liability or obligation or the cost to the other Shareholders of any reduced deduction of the Trust (as reasonably determined by the Manager(s)).  The Trust shall have a right of set-off against any such Distributions of Available Cash in the amount of such withholding tax or other liability or obligation or the cost of such reduced deduction.  For purposes of this Trust Agreement, any amount of federal, state or local tax required to be withheld by the Trust with respect to any amount distributable by the Trust to any Shareholder shall be deemed to be a Distribution to such Shareholder and shall reduce the amount otherwise distributable to such Shareholder under this Trust Agreement.

10.   BOARD OF TRUSTEES

10.1  General.  Subject to the express limitations herein or in the Bylaws, (a) the business and affairs of the Trust shall be managed by or under the direction of the Board of Trustees, and (b) the Board of Trustees shall have full, exclusive and absolute power, control and authority over the Trust Property and over the business of the Trust.  The Board of Trustees may take any actions as in its sole judgment and discretion are necessary or desirable to conduct the business of the Trust.  This Trust Agreement shall be construed with a presumption in favor of the grant of power and authority to the Board of Trustees.  To the fullest extent permitted by law, any construction of this Trust Agreement or determination made in good faith by the Board of Trustees concerning its powers and authority hereunder shall be conclusive.  The enumeration and definition of particular powers of the Board of Trustees included in this Article 10 shall in no way be limited or restricted by reference to or inference from the terms of this or any other provision of this Trust Agreement or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board of Trustees under the general laws of the State of Delaware as now or hereafter in force.

10.2  Powers of the Board of Trustees.  The conduct of the Trust’s business shall be controlled solely by the Board of Trustees in accordance with this Trust Agreement and the Bylaws.  The Board of Trustees shall have all authority, rights and powers conferred by law and those required or appropriate to the management of the Trust’s business without the vote or consent of the Shareholders, the Registered Trustee or any other Person (except as set forth in 11.2 or in a certificate of designation as set forth in, or contemplated by, Section 6.7).  The Board of Trustees may delegate its authority to ~~the Manager~~ one or more Managers pursuant to ~~a~~ Management ~~Agreement~~Agreements, whereby, subject to the supervision and control of the Board of Trustees, the Manager (s) shall render or make available to the Trust managerial, investment, advisory and/or related services, office space and other services and facilities (including, if deemed advisable by the Board of Trustees, the management or supervision of the investments of the Trust) upon such terms and conditions as may be provided in such Management ~~Agreement.~~  Agreements.

10.3         Intentionally Omitted.

10.4        ~~10.4~~Amendments Without Consent.  In addition to any amendments otherwise authorized herein, including, without limitation, pursuant to the definition of “Percentage Interest” and Sections 6.1 and 6.7, this Trust Agreement may be amended from time to time by the Board of Trustees without the consent of the Shareholders or the Registered Trustee (subject to the provisions in this Section 10.4):

(a)   to add to the representations, duties or obligations of the Board of Trustees or the Registered Trustee or their respective Affiliates or surrender any right or power granted to the Board of Trustees or its Affiliates or the Registered Trustee herein, for the benefit of the Shareholders; provided, that no representations, duties or obligations of the Registered Trustee shall be added or right or power granted to the Registered Trustee or its Affiliates surrendered without the Registered Trustee’s consent;

(b)   to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with law applicable to the Trust as in effect at the time the amendment is adopted, or judicial or administrative interpretations thereof, or with any other provision herein, as long as any such change will not adversely affect the rights of the Shareholders or the Registered Trustee;

(c)   to delete or add any provision of this Trust Agreement required to be so deleted or added by the staff of the Securities and Exchange Commission or by a State “Blue Sky” Commissioner or similar such official, which addition or deletion is deemed by such Commission or state official to be for the benefit or protection of the Shareholders;

(d)   to reflect the addition or substitution of Shareholders or the reduction of Capital Accounts upon the return of capital to Shareholders;

(e)   upon notice to all Shareholders, to amend the provisions of Article 9 of this Trust Agreement (i) so as to revise the date upon which each Shareholder’s distributive share of Net Income, Net Loss and Distributions is determined and the period of time over which such distrbutive share relates, provided that in the opinion of the accountants or counsel to the Trust, such amended provisions are not impermissible under applicable federal and/or state income tax legislation, rules or regulations enacted or promulgated thereunder, or administrative pronouncements or interpretations thereof; and (ii) to the minimum extent necessary to take account of any amendments to Section 704 of the Code or the regulations thereunder or any judicial or administrative interpretations thereof;

(f)    to change the name of the Trust to any lawful name which it may select (in which case the Trust shall notify the Registered Trustee of such change in name);

(g)   to take such steps as the Board of Trustees or ~~the~~ a Manager determines are advisable or necessary in order to preserve the tax status of the Trust as an Entity which is not taxable as a corporation for federal income tax purposes.  The Board of Trustees are each empowered to amend such provisions to the minimum extent necessary or desirable in accordance with the advice of the accountants and/or counsel to comply with any applicable federal or state legislation, rules or regulations enacted or promulgated, administrative pronouncements or interpretations and/or judicial interpretations thereof after the date of this Trust Agreement.  Subject to Article 14, the Board of Trustees shall be entitled to rely upon the advice of the accountants or counsel as described above in making such amendment or amendments; ~~and~~

(h)   to reflect any preferences, covenants or other rights, voting powers, privileges, restrictions, limitations as to dividends or other distributions qualifications and terms and conditions of redemption granted in connection with the issuance of a class or series of Shares ~~not outstanding as of the date of this Trust Agreement~~.; and

(i)   to reduce the number of Shares authorized to be issued by the Trust, provided, however, that any such reduction shall not reduce the number of authorized Shares below the number of Shares issued and outstanding at such time.

Written notice of any amendments to the Trust Agreement shall be provided to the Registered Trustee within ten days of their adoption.

10.5          ~~10.5~~Notice of Limitation of Liability.  The Board of Trustees or the Manager (s) shall use ~~its~~ their best efforts, in the conduct of the Trust’s business, to put all suppliers and other Persons with whom the Trust does business on notice that the Shareholders, the Trustees, and the Manager (s) are not liable for the Trust’s obligations and that such suppliers and other Persons shall look solely to the assets of the Trust for payment, and all agreements to which the Trust is a party shall include a statement to the effect that the Trust is a statutory trust organized under the Trust Act; but the Board of Trustees or the Manager (s) shall not be liable for any failure to give such notice to such suppliers or other Persons and any failure in giving such notice shall not imply that the Shareholders, the Managing Trustees, the Manager (s) and the Registered Trustee are liable for the Trust’s obligations.

10.6         Accounting Matters.  The Board of Trustees or the Manager (s) shall make all decisions as to accounting matters in accordance with the accounting methods adopted by the Trust in accordance with generally accepted accounting principles and procedures applied on a consistent basis.  Such party may rely on the Trust’s independent certified public accountants to determine whether such decisions are in accordance with generally accepted accounting principles.

10.7         Tax-Matters Partner.  ~~The Manager~~ Centerline Capital Group Inc. is  hereby designated as the “Tax Matters Partner” in accordance with Section 6231(a)(7) of the Code and, in connection therewith and in addition to all other powers given thereunder, shall have all other powers needed to fully perform hereunder including, without limitation, the power to retain all attorneys and accountants of its choice and the right to settle any audits without the consent of the Shareholders.  ~~The~~ From time to time, the Board of Trustees may designate any other Person to serve as the “Tax Matters Partner” for the Trust in accordance with Section 6231(a)(7) of the Code.  Any designation made in accordance with this Section 10.7 is hereby expressly consented to by each Shareholder as an express condition to becoming a Shareholder.

10.8         Funds and Assets.  The Board of Trustees and the Manager (s) shall have a fiduciary responsibility for the safekeeping and use of all funds and assets of the Trust, whether or not in its immediate possession or control, and shall not employ, or permit another to employ, such funds or assets in any manner except for the exclusive benefit of the Trust.

10.9         Duties of Board of Trustees ~~and Manager~~ , Officers, Manager(s) and Registered Trustee.  To the extent that, at law or in equity, the Board of Trustees ~~or~~ , officers of the ~~Manager~~ Trust, the Manager(s) or the Registered Trustee, or any Affiliate thereof (each, a “Covered Person”) has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to the Shareholders, the Covered Person acting in connection with the Trust’s business or affairs shall not be liable to the Trust or to any Shareholder for its good faith reliance on the provisions of this Trust Agreement.  The provisions of this Trust Agreement, to the extent that they restrict the duties and liabilities of a Covered Person otherwise existing at law or in equity, are agreed by the Trust and the Shareholders to replace such other duties and liabilities of such Covered Person.  Except as otherwise specifically provided in this Trust Agreement, each Managing Trustee and officer of the Trust shall have fiduciary duties identical to those of directors and officers of a business corporation organized under the General Corporation Law of the State of Delaware.

10.10       Discretion. Whenever in this Trust Agreement the Board of Trustees or ~~the~~ a Manager is permitted or required to make a decision (i) in its “discretion” or under a grant of similar authority, the Board of Trustees and ~~the~~ a Manager shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other person; or (ii) in its “good faith” or under another express standard, the Board of Trustees and ~~the~~ a Manager shall act under such express standard and shall not be subject to any other or different standard imposed by this Trust Agreement or by applicable law.

10.11      RCC Acquisition.

(a)   Notwithstanding any other provision to the contrary in this Trust Agreement or the Bylaws, each Managing Trustee, acting singly or jointly, is hereby authorized and directed, for and in the name of the Trust and without the need for the vote or consent of any Person, to execute, acknowledge, verify, file, record and deliver, and to cause the Trust to perform its obligations under each of the RCC Acquisition Documents (as defined below) to which the Trust is a party and to execute, acknowledge, verify, file, record and deliver, and to cause the Trust or its subsidiaries to perform its obligations under, any and all further documents and instruments, and to do or cause to be done such other and further acts and things for and in the name of the Trust or any of its subsidiaries that the Managing Trustees or any one of them deem necessary or appropriate to effectuate the transactions contemplated by the RCC Acquisition Documents (including, without limitation, the issuance of Shares contemplated therein).

(b)   Notwithstanding any other provision to the contrary in this Trust Agreement or the Bylaws but subject to Section 3.1(c) of this Trust Agreement and Section 11(a) of Article III of the Bylaws, in connection with the taking or refraining from taking of action by the Trust with respect to any consents, waivers, amendments, approvals, elections or similar actions under or pertaining to any of the RCC Acquisition Documents, that may affect the rights or obligations of any of APH Associates L.P., DLK Associates L.P., Marc Associates, L.P., Related General II L.P. and SJB Associates L.P. or their Affiliates (as defined in the Contribution Agreement) such action may only be taken or omitted pursuant to a majority vote of the Independent Trustees.

(c)   For purposes of this Section 10.11, the “RCC Acquisition Documents” shall mean collectively the Contribution Agreement and all Collateral Documents (as defined in the Contribution Agreement).

(d)   Notwithstanding any other provisions to the contrary in this Trust Agreement or the Bylaws, the provisions of this Section 10.11 shall be amended only by a majority vote of the Independent Trustees.

11.   RIGHTS AND POWERS OF SHAREHOLDERS

11.1  Control.  Other than as expressly set forth in this Trust Agreement, Shareholders shall have no voting rights and Shareholders shall take no part in any manner in the control, conduct or operation of the Trust and shall have no right or authority to act for or bind the Trust.

11.2  Voting Rights.  The Shareholders (except Shareholders who by the terms of their Shares have no voting rights) considered together as a single class, have the right by Majority Vote (voting in the manner set forth in the Bylaws), to vote upon:

(a)   without the consent and recommendation of the Board of Trustees:

(i)     subject to the provisions of Section 3.1(d), the removal of Managing Trustees; and

(ii)     the election of Managing Trustees; and

(b)   with the prior consent and recommendation of the Board of Trustees:

(i)      the merger, consolidation or conversion of the Trust with or into another Entity;

(ii)     the determination to dissolve the Trust, subject to the provisions of Article 12;

(iii)    amendment of the Trust Agreement, provided such amendment is not otherwise permissible without Shareholder vote under Section 10.4 or other provisions of this Trust Agreement; and

(iv)   subject to the provisions of Article 12, the disposition of Substantially All of the Assets of the Trust in a single disposition, or in multiple dispositions in the same 12-month period.

12.   TERMINATION AND DISSOLUTION OF THE TRUST

12.1  Duration.  The Trust shall continue perpetually unless dissolved pursuant to Section 12.2 or pursuant to any applicable provision of the Trust Act.

12.2  Dissolution.  The Trust may be dissolved as follows:

(a)   The Trust may be dissolved upon the recommendation of the Board of Trustees and the approval of Shareholders by Majority Vote; or

(b)   The Trust may be dissolved by order of a court of competent jurisdiction to judicially dissolve the Trust if it is no longer reasonably practicable to continue the business and affairs of the Trust as contemplated by this Trust Agreement.

12.3  Liquidation and Distribution of Assets.  Upon a dissolution and termination of the Trust for any reason, the Board of Trustees or the Manager (s) shall take full account of the Trust’s assets and liabilities, shall liquidate the assets as promptly as is consistent with obtaining the fair value thereof, and shall apply and distribute the proceeds therefrom in the following order:

(a)   first, to the satisfaction to the extent permitted by law (whether by payment or reasonable provision for payment thereof) of obligations of the Trust to creditors of the Trust (other than as set forth in paragraphs (b), (c) and (d) below);

(b)   second, to the repayment of any outstanding loans made by the Manager (s) or its Affiliates to the Trust;

(c)   third, to the payment of expenses of liquidation and the establishment of any Reserves for contingencies; and

(d)   fourth, to the Common Shareholders, in accordance with, and to the extent of, the positive balances in their Capital Accounts after the Net Income or Net Loss (or items thereof) from any Terminating Capital Transaction has been allocated pursuant to the provisions of Section 9.6(b) hereof.

12.4  Termination of the Trust.  Upon dissolution and the completion of the winding up of the affairs of the Trust, the Trust shall be terminated by the executing and filing with the Secretary of State of the State of Delaware by one or more Managing Trustees of a certificate of cancellation of the certificate of trust of the Trust.

13.   SPECIAL POWER OF ATTORNEY

13.1  Grant of Power of Attorney.  By acquiring Shares, each Shareholder is hereby granting to the Board of Trustees and ~~the~~ each Manager a special power of attorney irrevocably making, constituting and appointing the Board of Trustees and ~~the~~ each Manager, acting singly or collectively, as the attorney-in-fact for such Shareholder, with power and authority to act in his name and on his behalf to execute, acknowledge and swear to the execution, acknowledgment and filing of documents, which shall include, by way of illustration but not of limitation, the following:

(a)   this Trust Agreement, any separate certificates of trust of the Trust, as well as any amendments to or restatements of the foregoing which, under the laws of the State of Delaware or the laws of any other state, are required to be filed or which the Board of Trustees or ~~the~~ a Manager deems to be advisable to file;

(b)   any duly adopted amendments or restatements of this Trust Agreement;

(c)   any other instrument or document which may be required to be filed by the Trust under the laws of any state or by any governmental agency, or which the Board of Trustees or a Manager deems advisable to file; and

(d)   any instrument or document which may be required to effect the continuation of the Trust, the admission of an additional or substituted Shareholder, or the dissolution and termination of the Trust (provided such continuation, admission or dissolution and termination are in accordance with the terms of this Trust Agreement), or to reflect any reductions in amount of contributions of Shareholders.

13.2  Character of Power of Attorney.  The special power of attorney being hereby granted by each Shareholder:

(a)   is a special power of attorney coupled with an interest, is irrevocable, shall survive the death, legal incapacity, disability, dissolution, bankruptcy or termination of the granting Shareholder, and is limited to those matters herein set forth;

(b)   may be exercised by the Board of Trustees or ~~the~~ a Manager acting for each Shareholder by a facsimile signature of the Managing Trustee, a Manager or by one of its officers, or by listing all of the Shareholders executing any instrument with a signature of a Managing Trustee, ~~the~~ a Manager or one of its officers acting as its attorney-in-fact; and

(c)   shall survive a Transfer by a Shareholder of all or any portion of his Shares for the sole purpose of enabling the Board of Trustees or ~~the~~ a Manager to execute, acknowledge and file any instrument or document necessary to effect such Transfer.

13.3   Reliance.  Each Shareholder has executed this special power of attorney, and each Shareholder will rely on the effectiveness of such powers with a view to the orderly administration of the Trust’s affairs.

14.   INDEMNIFICATION

14.1   Managing Trustees; Employees.  To the fullest extent permitted by law, the Trust shall indemnify its present and former Managing Trustees, the Manager (s) and ~~its~~ the Trust’s and the Manager(s)’ present and former officers, directors, members, partners and employees and agents (the “Indemnified Part(y)(ies)”) against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the Indemnified Party was material to the matter giving rise to the proceeding and (i) was committed in bad faith ~~or~~ , (ii) was the result of active and deliberate dishonesty, or (iii) involved actual fraud or willful misconduct, (b) the Indemnified Party actually received an improper personal benefit in money, property or services, or (c) in the case of any criminal proceeding, the Indemnified Party had reasonable cause to believe that the act or omission was unlawful.  In addition, the Trust shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to any present or former Indemnified Party, provided that the Trust first obtains (i) a written affirmation by the Indemnified Party of his or its good-faith belief that he or it has met the standard of conduct necessary for indemnification by the Trust as authorized by the Trust Agreement and (ii) a written statement by him or it or on his or its behalf to repay the amount paid or reimbursed by the Trust if it shall ultimately be determined that the standard of conduct was not met.  The Trust shall also provide indemnification and advance expenses to any present or former Indemnified Party who served a predecessor of the Trust in such capacity.

14.2   The Registered Trustee.  To the fullest extent permitted by law, the Trust shall indemnify and hold harmless the Registered Trustee and its Affiliates, and their respective officers, directors, employees, agents and representatives, (collectively, the “Registered Trustee Persons”) from and against any and all claims or liabilities (including any environmental liabilities) for which any such Person may become liable by reason of the Registered Trustee’s acting in such capacity under the Trust Agreement or arising out of or connected with (i) the Trust, (ii) this Trust Agreement, (iii) any breach of duty owed to the Trust or the Shareholders by a third party or (iv) any violation or alleged violation of federal or state securities laws.  The Trust shall not indemnify such Persons for liabilities resulting from such Persons’ own fraud, gross negligence or willful misconduct.  In addition, the Trust shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to any present or former Registered Trustee Person, provided that the Trust first obtains (i) a written affirmation by the Registered Trustee Person of his or its good-faith belief that he or it has met the standard of conduct necessary for indemnification by the Trust as authorized by this Trust Agreement and (ii) a written statement by him or it or on his or its behalf to repay the amount paid or reimbursed by the Trust if it shall ultimately be determined that the standard of conduct was not met.  The Trust shall also provide indemnification and advance expenses to any present or former Registered Trustee Person who served a predecessor of the Trust in such capacity.

15.   CONCERNING THE REGISTERED TRUSTEE

15.1  Authority and Duties of the Registered Trustee.

(a)   General.  The Registered Trustee shall have only those rights, authority, powers, responsibilities and duties as set forth in Section 3.2~~(a).~~.

(b)   Limitations.  Without limiting the generality of Section 15.1(a), the Registered Trustee shall have no duty or liability (i) as to any document contemplated by this Trust Agreement, (ii) to see to any recording or filing of this Trust Agreement, the Bylaws or any document contemplated hereby or any security interest or lien or to see to the maintenance of any such documentation, recording or filing, (iii) to see to any maintenance of or insurance on the Trust Property, (iv) to see to the payment or discharge of any tax, assessment or other governmental charge or any lien assessed or levied against the Trust or any part of the Trust Property or to make or prepare any reports or returns related thereto, (v) to confirm, verify or inquire into the failure of the Board of Trustees or the Manager (s) to exercise or perform any of their respective rights or duties under this Trust Agreement, or (vi) to approve as satisfactory to it or consent to any matter contemplated by this Trust Agreement or any document contemplated hereby.

15.2  Resignation and Removal of the Registered Trustee.

(a)   General.  The Registered Trustee may resign as of the last business day of any month by giving 60 days’ prior notice to the Board of Trustees or the Manager(s), and the Board of Trustees or the Manager (s) may remove the Registered Trustee as of the last business day of any month on 60 days’ prior notice to the Registered Trustee.  In the case of the resignation or removal of the Registered Trustee, the Board of Trustees or the Manager (s) shall, without the consent of any Shareholder, appoint a successor Registered Trustee, provided that such successor Registered Trustee shall in all respects satisfy the requirements of Section 3807 of the Trust Act, or any successor provision.  The appointment of the successor Registered Trustee shall take effect concurrently with the resignation or removal of the former Registered Trustee, and, thereupon, the Registered Trustee so resigned or removed shall be fully discharged of its duties and liabilities hereunder, if any.  The Registered Trustee shall not be liable for the acts or omissions to act of any successor Registered Trustee.

(b)   Failure to Appoint Successor.  If a successor Registered Trustee shall not have been appointed within 60 days after such notice of resignation or removal, the Registered Trustee, the Board of Trustees, ~~the~~ any Manager or any Shareholder may apply to any court of competent jurisdiction to appoint a successor Registered Trustee to act until such time, if any, as a successor shall have been appointed as above provided.  Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a successor Registered Trustee.

(c)   Successor by Merger.  Any Person into which the Registered Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Registered Trustee shall be a party, or any corporation to which substantially all the corporate trust business of the Registered Trustee may be Transferred, shall, subject to such Person satisfying in all respects the requirements of Section 3807 of the Trust Act, be the Registered Trustee hereunder without further act.

(d)   Amendment of Certificate of Trust.  Upon the substitution of the successor Registered Trustee, the Board of Trustees or the Manager (s) shall cause to be filed an amendment along with the successor Registered Trustee to the certificate of trust with the Secretary of State of the State of Delaware in accordance with the provisions of Section 3810 of the Trust Act, indicating the change in the Registered Trustee.

Except as expressly provided above, all Persons having any claim against the Registered Trustee by reason of the transactions contemplated by this Trust Agreement shall look only to the property and assets of the Trust for payment or satisfaction thereof.

16.   CERTAIN TRANSACTIONS

Except as may be agreed to in a separate agreement with the Trust, the Trustees, any Shareholder, the Manager (s) and any Affiliate thereof, and any shareholder, officer, director, partner or employee thereof, or any Person owning a legal or beneficial interest therein, may engage in or possess an interest in any other business or venture of every nature and description, independently or with or for the account of others including, but not limited to, investments in revenue bonds or mortgages of any type or instruments backed by or representing a participation interest in revenue bonds or mortgages, and the ownership, financing, leasing, operation, management, brokerage and development of real property.  ~~Except for the foregoing proviso, neither~~ Neither the Trustees, any Shareholder, the Manager (s) nor their Affiliates shall be obligated to present to the Trust any particular investment opportunity, regardless of whether such opportunity might be suitable for investment by the Trust, and each Trustee, the Shareholders, the Manager (s) and each Affiliate shall have the right to take for its own account (individually or otherwise) or to recommend to others any such investment opportunity.

17.   MISCELLANEOUS

17.1  Counterparts.  This Trust Agreement may be executed in several counterparts and all so executed shall constitute one Trust Agreement, binding on all of the parties hereto, notwithstanding that all of the parties are not signatory to the original or the same counterpart.

17.2  Binding Provisions.  ~~17.2~~ The terms and provisions of this Trust Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the respective parties.

~~(a)           This Trust Agreement shall become effective only upon the occurrence of Closing (as defined in the Contribution Agreement) under the Contribution Agreement.  If Closing does not occur, then the Original Trust Agreement shall remain in effect until and unless the same is further amended or amended and restated in accordance with the terms thereof.~~

17.3  Severability.  In the event any sentence or section of this Trust Agreement is declared by a court of competent jurisdiction to be void, such sentence or section shall be deemed severed from the remainder of the Trust Agreement and the balance of the Trust Agreement shall remain in effect.

17.4  Notices.  All notices under this Trust Agreement shall be (i) in writing ~~and~~ which shall be given to the party entitled thereto, by personal service or by mail, posted to the address maintained by the Trust for such Person or at such other address as he may specify in writing, or (ii) by means of electronic transmission which shall be given to any Person entitled thereto (other than a Shareholder) by such means of electronic transmission agreeable to the Trust and such Person and shall be given to a Shareholder entitled thereto in the manner provided in the Bylaws.

17.5  Headings.  Paragraph titles or captions contained in this Trust Agreement are inserted only as a matter of convenience and for reference.  Such titles and captions in no way define, limit, extend or describe the scope of this Trust Agreement or the intent of any provision hereof.

17.6  Meanings.  Whenever required by the context hereof, the singular shall include the plural, and vice-versa; and the masculine gender shall include the feminine and neuter genders, and vice-versa.

17.7  Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware (including the Trust Act) applicable to agreements to be made and performed entirely in said State, and the Shares shall be construed in accordance with the laws of the State of Delaware, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws; provided, however, that nothing herein shall affect the obligations of the Trust to comply with federal or state securities laws; and provided further, however, that there shall not be applicable to the Trust, the Board of Trustees, the Registered Trustee or this Trust Agreement any provisions of the laws (statutory or common) of the State of Delaware pertaining to trusts (other than the Trust Act) that relate to or regulate, in a manner inconsistent with the terms hereof (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums payable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding or investing trust assets, or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers of trustees, which are inconsistent with the limitations or liabilities or authorities and powers of trustees as set forth or referenced in this Trust Agreement.  Section 3540 of Title 12 of the Delaware Code shall not apply to the Trust.

17.8   Other Jurisdictions.  In the event the business of the Trust is carried on or conducted in states in addition to the State of Delaware, then the Board of Trustees and the Shareholders agree that this Trust shall be qualified under the laws of each state in which business is actually conducted by the Trust, and they severally agree to execute such other and further documents as may be required or requested in order that the Board of Trustees or the Manager (s) legally may qualify this Trust to do business in such states.  The power of attorney granted to the Board of Trustees and the Manager (s) by each Shareholder in ~~Article 15~~ Article 13 shall constitute the authority of the Board of Trustees and the Manager (s) to perform the ministerial duty of qualifying this Trust under the laws of any state in which it is necessary to file documents or instruments of qualification.  A Trust office or principal place of business in any jurisdiction (within or without the State of Delaware) may be designated from time to time by the Board of Trustees.

17.9    Power to Reconstitute.  In the event that the State of Delaware amends the Trust Act in any manner which precludes the Trust, at any time, from obtaining an opinion of tax counsel to the effect that the Trust will be treated as a partnership for federal income tax purposes and not as an association taxable as a corporation, then the Board of Trustees or the Manager (s) may, in its sole discretion, reconstitute the Trust under the laws of another state.

17.10    Agreement to be Bound.  EVERY PERSON, BY VIRTUE OF HAVING BECOME A SHAREHOLDER IN ACCORDANCE WITH THE TERMS OF THIS TRUST AGREEMENT, SHALL BE DEEMED TO HAVE EXPRESSLY ASSENTED AND AGREED TO THE TERMS OF, AND SHALL BE BOUND BY, THIS TRUST AGREEMENT.

17.11    Execution of Amendments.  Upon obtaining such approvals required by this Trust Agreement and without further action or execution by any other Person, including the Registered Trustee or any Shareholder, (i) any amendment to this Trust Agreement may be implemented and reflected in a writing executed solely by the Board of Trustees (or any Managing Trustee, officer or agent designated by the Board of Trustees), and (ii) the Registered Trustee and the Shareholders shall be deemed a party to and bound by such amendment of this Trust Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

MANAGING TRUSTEES:

~~HalpernName: Nathan GantcherStuart J. Boesky~~ Name: ~~Name:~~ Jerome Y. Halperin

Name: Robert L. Loverd

~~Name: Alan P. Hirmes~~

~~Name: Charles L. EdsonStephen M. Ross~~ Name: Robert L. Levy

~~Name: Marc D. Schnitzer~~

~~Name: Janice Cook Roberts~~ Name: Thomas W. White

~~Name: Peter T. Allen~~

~~Name: Jeff T. Blau~~

~~Name: Arthur P. Fisch~~

~~Name: Denise L. Kiley~~

Name: Robert A. Meister

REGISTERED TRUSTEE:

WILMINGTON TRUST COMPANY

~~By:~~ By:
Name:
Title:

SHAREHOLDERS::

By: The Board of Trustees, as attorney-in-fact pursuant to a power of attorney granted pursuant to Section 13 of the Current Trust Agreement

Name: Jerome Y. Halperin
Title: Managing Trustee

Name: Robert L. Loverd
Title: Managing Trustee

Name: Robert L. Levy
Title: Managing Trustee

Name: Thomas W. White
Title: Managing Trustee

Name: Robert A. Meister
Title: Managing Trustee

APPENDIX A

Certificate of Designation of Series A Convertible Community Reinvestment Act Preferred Shares of the Company (incorporated by reference to Exhibit 3.6 of our Registration Statement on Form S-3 filed with the Securities and Exchange Commission (the “Commission”) on September 24, 2003).

APPENDIX B

Certificate of Designation of Special Preferred Voting Shares of the Company (incorporated by reference to Exhibit 99.4 of our Current Report on Form 8-K filed with the Commission on December 1, 2003).

o
Amendment No. 1 to the Certificate of Designation of Special Preferred Voting Shares of the Company (incorporated by reference to Exhibit 10.1 of our Current Report on Form 8-K filed with the Commission on May 10, 2007).

o
Amendment No. 2 to the Certificate of Designation of Special Preferred Voting Shares of the Company (incorporated by reference to Exhibit 3.6 of our Current Report on Form 8-K filed with the Commission on March 11, 2010).

APPENDIX C

Certificate of Designation of Series B Special Shares of the Company (incorporated by reference to Exhibit 3.5 of our Current Report on Form 8-K filed with the Commission on March 11, 2010)

CENTERLINE HOLDING COMPANY

~~Second~~ Third Amended and Restated Trust Agreement

Dated: ~~November 17, 2003~~________ __, 2010

TABLE OF CONTENTS

Page

1.	ORGANIZATION~~1~~	2

2.	DEFINITIONS AND GLOSSARY OF TERMS	2

3.	TRUSTEES; LEGAL TITLE	9

4.	PURPOSES	11

5.	TERM	11

6.	SHAREHOLDERS; SHARES~~12~~	11

7.	LIABILITY OF THE SHAREHOLDERS; REGISTERED TRUSTEE; MANAGING TRUSTEES; EMPLOYEES; MANAGER~~14~~(S)	15

8.	INTENTIONALLY DELETED~~16~~	17

9.	ALLOCATION OF INCOME, LOSS AND DISTRIBUTIONS~~16~~	17

10.	BOARD OF TRUSTEES	22

11.	RIGHTS AND POWERS OF SHAREHOLDERS	26

12.	TERMINATION AND DISSOLUTION OF THE TRUST~~27~~	26

13.	SPECIAL POWER OF ATTORNEY~~28~~	27

14.	INDEMNIFICATION~~29~~	28

15.	CONCERNING THE REGISTERED TRUSTEE~~30~~	29

16.	CERTAIN TRANSACTIONS~~31~~	30

17.	MISCELLANEOUS	31

- i -

 Appendix B

CENTERLINE HOLDING COMPANY
THIRD AMENDED AND RESTATED TRUST AGREEMENT

This THIRD AMENDED AND RESTATED TRUST AGREEMENT is entered into as of ________ __, 2010 by and among the undersigned Trustees and those persons who are or become Shareholders pursuant to the terms of this Trust Agreement.  Capitalized terms used but not defined shall have the meanings assigned to such terms in Article 2.

W I T N E S S E T H :

WHEREAS, certain of the Trustees of the Trust and/or their predecessors have created a statutory trust in accordance with applicable provisions of the Trust Act by entering into the Trust Agreement of the Trust, dated as of August 12, 1996, as amended by an Amendment No. 1 to Trust Agreement, dated as of April 30, 1997, and as amended and restated by the Amended and Restated Trust Agreement of the Trust, dated as of September 30, 1997, and as further amended by Amendment Nos. 1, 2, 3 and 4 to the Amended and Restated Trust Agreement, dated as of May 8, 2000, December 11, 2000, June 13, 2002 and November 17, 2003, respectively (as so amended and amended and restated, the “Original Trust Agreement”), and by the filing with the Secretary of State of the State of Delaware of a Certificate of Trust on August 12, 1996, as heretofore amended;

WHEREAS, the Original Trust Agreement was amended and restated in its entirety pursuant to, and the Trust is currently governed by, the Second Amended and Restated Trust Agreement of the Trust, dated as of November 17, 2003, as amended by Amendment Nos. 1, 2, 3 and 4 thereto, dated as of September 20, 2005, November 30, 2005, June 13, 2006, and April 2, 2007, respectively (as so amended, the “Current Trust Agreement”);

WHEREAS, the parties hereto desire to amend and restate the Current Trust Agreement in its entirety as provided herein;

WHEREAS, in accordance with Section 11.2 of the Current Trust Agreement, the Board of Trustees has approved and recommended to the Shareholders that they approve the amendment and restatement of the Current Trust Agreement as set forth herein;

WHEREAS, in accordance with Section 11.2 of the Current Trust Agreement, the Shareholders (except Shareholders who by the terms of their Shares have no voting rights with respect to the amendment and restatement of the Current Trust Agreement) have approved the amendment and restatement of the Current Trust Agreement in its entirety as provided herein by Majority Vote (voting in the manner set forth in the Bylaws); and

WHEREAS, the Trustees desire that the Trust continue to qualify as a partnership for federal income tax purposes under the Code.

NOW, THEREFORE, the parties hereto hereby amend and restate the Current Trust Agreement in its entirety as provided herein and declare that all money and property contributed to or otherwise owned or held by or on behalf of the Trust, together with the proceeds thereof, shall be held and managed in trust for the benefit of the Shareholders, subject to the provisions hereof.

1.   ORGANIZATION

1.1   Name.  The trust hereby continued shall be known as Centerline Holding Company in which name the Board of Trustees may conduct business or any subsequent name as shall be selected by the Board of Trustees.

1.2   Business Offices.  The principal office of the Trust, and such additional offices as the Board of Trustees may determine to establish, shall be located at such place or places inside or outside the State of Delaware as the Board of Trustees may designate from time to time.

1.3   Declaration of Trust.  The Board of Trustees hereby declares that they will hold the Trust Property in trust upon and subject to the conditions set forth herein for the use and benefit of the Shareholders.  It is the intention of the parties hereto that this Trust Agreement, the Bylaws and the certificates of designation of any Shares shall constitute the governing instruments of the Trust.

2.   DEFINITIONS AND GLOSSARY OF TERMS

The following terms used in this Trust Agreement shall (unless otherwise expressly provided herein or unless the context otherwise requires) have the following respective meanings:

   “Adjusted Capital Account Deficit” shall have the meaning ascribed thereto in Section 9.5.

“Affiliate” of an Entity shall mean (i) any officer, director, partner, employee or controlling shareholder of such Entity; (ii) any Person controlling, controlled by or under common control with any Entity or any individual described in (i) above; (iii) any officer, director, trustee, general partner or employee of any Person described in (ii) above; and (iv) any Person who is a member, other than as limited partner, with any individual described in (i) and (ii) above in a relationship of joint venture, general partnership, or similar form of unincorporated business association.

“Amended and Restated Operating Agreement” shall mean that certain Amended and Restated Operating Agreement of Centerline Capital Company, LLC (formerly known as CharterMac Capital Company, LLC), dated as of November 17, 2003, as amended by Amendment No. 1 thereto, effective as of March 5, 2010, and as further amended from time to time.

“Available Cash” shall mean, with respect to the applicable period of measurement (i.e., any period beginning on the first day of the fiscal year, quarter or other period commencing immediately after the last day of the fiscal year, quarter or other applicable period for purposes of the prior calculation of Available Cash for, or with respect to which, a Distribution has been made, and ending on the last day of the fiscal year, quarter or other applicable period immediately preceding the date of the calculation), the excess, if any, as of such date, of

(a)   the gross cash receipts of the Trust for such period from all sources whatsoever, including, without limitation, the following:

(i)     all interest and other revenues, income and proceeds derived by the Trust from its operations, including, without limitation, distributions received by the Trust from any Entity in which the Trust has an interest;

(ii)    all proceeds and revenues received by the Trust on account of any sales of assets of the Trust or as a refinancing of or payment of principal, interest, costs, fees, penalties or otherwise on account of any borrowings made by, or other leverage of, the Trust or financings or refinancings of any asset of the Trust;

(iii)   the amount of any insurance proceeds and condemnation awards received by the Trust;

(iv)   all capital contributions or loans received by the Trust from its Shareholders;

(v)    all Reserves previously set aside by the Trust, to the extent such amounts are no longer needed for the specific purposes for which such amounts were reserved; and

(vi)   the proceeds of liquidation of the Trust’s assets in accordance with this Trust Agreement;

over
(b)     the sum of:

(i)    all operating costs and expenses, including taxes and other expenses of the assets directly and indirectly held by the Trust and capital expenditures made during such period (without deduction, however, for any capital expenditures, charges for depreciation or other expenses not paid in cash or expenditures from Reserves described in (vii) below);

(ii)   all costs and expenses expended or paid during such period in connection with the sale or other disposition, or financing or refinancing, of the assets directly or indirectly held by the Trust or the recovery of insurance or condemnation proceeds;

(iii)    all fees and reimbursements provided for under this Trust Agreement;

(iv)       all debt service, including principal and interest, paid during such period on all indebtedness (including under any line of credit) of the Trust;

(v)     all capital contributions, advances, reimbursements or similar payments made to any Person in which the Trust has an interest;

(vi)    all loans made by the Trust in accordance with the terms of this Trust Agreement; and

(vii)   any new Reserves or increases in Reserves reasonably determined by the Managing Trustees to be necessary for working capital, capital improvements, payments of periodic expenditures, debt service or other purposes for the Trust or any Person in which the Trust has an interest.

“Board of Trustees” shall mean, collectively, the Managing Trustees named in Section 3.1(b) so long as they continue in office, and all other individuals who have been duly elected and qualify as Managing Trustees so long as they continue in office.

“Book Amortization” shall have the meaning ascribed thereto in Section 9.7.

“Book Depreciation” shall have the meaning ascribed thereto in Section 9.7.

“Book Disparity” shall have the meaning ascribed thereto in Section 9.7.

“Book Gain” shall have the meaning ascribed thereto in Section 9.7.

“Book Loss” shall have the meaning ascribed thereto in Section 9.7.

“Bylaws” shall mean the Sixth Amended and Restated Bylaws of the Trust, as amended or restated from time to time, by the Board of Trustees pursuant to Section 6.5, which Bylaws shall form a part of the governing instrument of the Trust.

“Capital Account” shall have the meaning ascribed thereto in Section 9.4.

“Capital Event” shall mean any Trust transaction not in the ordinary course of its business including, without limitation, principal payments, prepayments, the incurrence of prepayment penalties, sales, exchanges, foreclosures or other dispositions of assets directly or indirectly owned by the Trust, recoveries of damage awards and insurance proceeds not used to rebuild (other than the receipt of contributions to the capital of the Trust and business or rental interruption insurance proceeds not used to rebuild).

“Code” shall mean the Internal Revenue Code of 1986, as amended, or corresponding provisions of subsequent revenue laws.

“Common Shares” shall mean any Shares classified or reclassified as such by the Board of Trustees.

“Common Shareholder” shall mean any Person who holds Common Shares in its capacity as a beneficial owner of the Trust, including a Manager to the extent it holds Common Shares.

 “Contribution Agreement” shall mean that certain Contribution Agreement, dated as of December 17, 2002, by and among CharterMac Capital Company, LLC (now known as Centerline Capital Company, LLC) and other parties named therein, as amended from time to time.

“control” (and its correlative forms) shall have the meaning ascribed to such term under the Investment Company Act of 1940, as amended and in effect on the date of this Trust Agreement.

“Covered Person” shall have the meaning ascribed thereto in Section 10.9.

“CRA Preferred Shares” means the Series A Convertible Community Reinvestment Act Preferred Shares described in Section 6.7.

“Current Trust Agreement” shall have the meaning ascribed thereto in the Recitals hereto.

“Distributions” shall mean any cash or Trust Property distributed to Shareholders in accordance with the terms of this Trust Agreement arising from their beneficial ownership interests in the Trust.

“Entity” shall mean any general partnership, limited partnership, corporation, joint venture, trust, business or statutory trust, real estate investment trust, limited liability company, cooperative or association.

“Final Ratio” shall have the meaning ascribed thereto in Section 9.6(c).

“Incentive Share Option Plan” shall mean any Share option plan which may be adopted from time to time by the Board of Trustees.

“Indemnified Party(ies)” shall have the meaning ascribed thereto in Section 14.1.

“Independent Trustee” shall mean each Managing Trustee who is not an officer or employee of the Trust; who is neither related to the Trust’s officers nor represents concentrated or family holdings of the Trust’s voting interests; and who, in the view of the other Independent Trustees, is free of any relationship that would interfere with the exercise of independent judgment with respect to matters relating or pertaining to the affairs of the Trust; provided, however, that if any Shares are listed on a national securities exchange and such exchange adopts or has in place rules which mandate a different definition of “independence”, such definition shall apply in place of the foregoing.

“Majority Vote” shall mean, as to any matter on which the Shareholders have the right to vote, the affirmative vote of the holders of the outstanding Common Shares together with the holders of any other class or series of Shares entitled to vote with the holders of Common Shares (voting as a single class), having more than 50% of the outstanding Shares entitled to vote on the matter.  For the avoidance of doubt, except as to matters on which the holders of Special Preferred Voting Shares are entitled to a separate class vote under the Certificate of Designation of the Special Preferred Voting Shares, the holders of the Common Shares and the holders of the Special Preferred Voting Shares shall vote together as a single class.

“Management Agreement” shall mean the agreement (or agreements) between the Trust and a Manager, as amended from time to time, pursuant to which a Manager will be engaged by the Trust to provide advisory services to the Trust and/or to conduct the business and affairs of the Trust upon the terms and conditions therein.

“Manager(s)” shall mean such Person (or Persons) who provide advisory services to the Trust and/or to which the Board of Trustees delegates the authority to conduct the business and affairs of the Trust in all matters, in each case as set forth in the Management Agreements with the Manager(s).

 “Managing Trustees” shall mean the individuals named in Section 3.1(b) so long as they continue in office, and all other individuals who have been duly elected and qualify as trustees of the Trust hereunder so long as they continue in office, including the Independent Trustees but not including the Registered Trustee.

 “Net Income” or “Net Loss” shall mean for each fiscal year or other applicable period, an amount equal to the Trust’s taxable income or loss for such year or period as determined for federal income tax purposes determined in accordance with Section 703(a) of the Code (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Section 703(a) of the Code shall be included in taxable income or loss), and (a) by including as an item of gross income any tax-exempt income received by the Trust and not otherwise taken into account in computing Net Income or Net Loss; (b) by treating as a deductible expense any expenditure of the Trust described in Section 705(a)(2)(B) of the Code (or which is treated as a Section 705(a)(2)(B) expenditure pursuant to Section 1.704-1(b)(2)(iv)(i) of the Regulations) and not otherwise taken into account in computing Net Income or Net Loss; (c) by making any adjustments needed to take into account any differences between book basis and tax basis; and (d) by not taking into account in computing Net Income or Net Loss items separately allocated to the Shareholders pursuant to the provisions of Article 9 hereof.

“Original CRA Preferred Shares” shall have the meaning ascribed thereto in Section 6.1(b).

“Original Trust Agreement” shall have the meaning ascribed thereto in the Preamble.

“Percentage Interest” shall mean, as to a Shareholder, the fractional part of the Shares owned by such Shareholder and expressed as a percentage computed by dividing the Shares owned by such Shareholder by the total number of issued and outstanding Shares owned by all Shareholders. As used in this definition, the term “Shareholder” includes the Common Shareholders and any other Shareholders who receive the same Distributions as the Common Shareholders, including holders of CRA Preferred Shares; provided that the Board of Trustees, without requirement for any consent of the Shareholders, may modify this definition from time to time as necessary to reflect the terms of any Shares issued by the Trustees pursuant to Section 6.7.

“Person” shall mean an individual or Entity.

“Preferred Shares” shall mean any Shares classified or reclassified as such by the Board of Trustees.

“RCC Acquisition Documents” shall have the meaning ascribed thereto in Section 10.11.

“Registered Trustee” shall mean Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as a trustee hereunder, or any other Person which succeeds it in such capacity pursuant to Section 15.2 and in compliance with Section 3807 of the Trust Act.

“Registered Trustee Person” shall have the meaning ascribed thereto in Section 14.2.

“Reserves” shall mean the amount set aside by the Board of Trustees or the Manager(s) as reserves of the Trust for working capital and for repairs, replacements, contingencies or other purposes.

“Series B Special Shares” shall have the meaning ascribed thereto in Section 6.7(c).

“Shareholder” shall mean any Person who holds Shares in its capacity as a beneficial owner of the Trust, including a Manager to the extent it holds Shares.

“Shareholder Minimum Gain” shall mean an amount, with respect to each Shareholder Nonrecourse Debt, equal to the Trust Minimum Gain (assuming, for this purpose, that the Trust’s only liability was the Shareholder Nonrecourse Debt), that would result if such Shareholder Nonrecourse Debt were treated as a nonrecourse liability, determined in accordance with Treas. Reg. § 1.704-2(i)(3) and then aggregating the separately computed gains.

“Shareholder Nonrecourse Debt” shall have the meaning ascribed to “partner nonrecourse debt” set forth in Treas. Reg. § 1.704-2(b)(4).

“Shareholder Nonrecourse Deductions” shall have the meaning ascribed to “partner nonrecourse deductions” set forth in Treas. Reg. § 1.704-2(i)(2).

“Shares” shall mean the beneficial interests of a Shareholder in the Trust representing undivided beneficial interests in the assets of the Trust, which may be evidenced by Trust Certificates, including, without limitation, Common Shares and Preferred Shares.

“Special Common Units” shall have the meaning ascribed thereto in the Amended and Restated Operating Agreement.

“Special Preferred Voting Shares” shall have the meaning ascribed thereto in Section 6.7(b).

“Special Series A Share COD” shall have the meaning ascribed thereto in Section 6.1(b).

“Special Series A Shares” shall have the meaning ascribed thereto in Section 6.1(b).

“Substantially All of the Assets” shall mean assets representing 66-2/3% or more of the net book value of all of the Trust’s assets as of the end of the most recently completed calendar quarter.

“Tax Benefits Preservation Plan” means the Tax Benefits Preservation Plan adopted by the Board of Trustees on March 5, 2010, together with the schedules and exhibits attached thereto, between the Trust and Computershare Trust Company, N.A., as rights agent, as amended or restated from time to time.

“Terminating Capital Transaction” shall mean any sale or other disposition of assets of the Trust in connection with a liquidation of the Trust.

“Transfer” shall mean sale, assignment, conveyance, transfer, gift, pledge, hypothecation, mortgage, exchange or other disposition whether voluntary, involuntary, by operation of law or otherwise.

“Trust” shall mean Centerline Holding Company.

“Trust Act” shall mean the Delaware Statutory Trust Act, 12 Del. C. §§ 3801 et. seq., as amended from time to time, or the corresponding provisions of any succeeding law.

“Trust Agreement” shall mean this Third Amended and Restated Trust Agreement, dated as of ________ __, 2010 among the undersigned Trustees and those Persons who are or become Shareholders pursuant to the terms of this Trust Agreement, as amended or restated from time to time.

“Trust Certificate” shall mean a certificate signed on behalf of the Trust by a Managing Trustee, a Manager, an officer or other agent of the Trust, evidencing the Shares of a Shareholder in the Trust.

“Trust Minimum Gain” shall mean the sum of the amounts determined by computing with respect to each nonrecourse liability of the Trust, the amount of gain (of whatever character), if any, that would be realized by the Trust if it disposed (in a taxable transaction) of the Trust Property subject to such liability for no consideration other than full satisfaction of such liability and then aggregating the separately computed gains.

“Trust Property” shall mean all right, title and interest of the Trust in and to any property contributed to the Trust by the Shareholders or otherwise acquired by the Trust, including, without limitation, all distributions or payments thereon or proceeds therefrom.

“Trustees” shall mean, collectively, the Managing Trustees and the Registered Trustee.

3.    TRUSTEES; LEGAL TITLE

3.1   Managing Trustees.

(a)   Number.  The Board of Trustees shall consist of not less than three nor more than eleven Managing Trustees.  On the date hereof the Trust shall have five Managing Trustees, of whom four are Independent Trustees.  Thereafter, the exact number of Managing Trustees constituting the whole Board of Trustees shall be fixed from time to time by the Managing Trustees acting in the manner set forth in the Bylaws.  At least a majority of the Managing Trustees then in office by at least two Managing Trustees must be Independent Trustees (e.g. if the total number of Managing Trustees then in office is nine, Independent Trustees must comprise at least six members of the Board of Trustees).  The total number of Managing Trustees may be increased or decreased pursuant to the Bylaws, but, subject to the last sentence of Section 3.1(c), shall never be less than the minimum number, if any, required by the Trust Act nor more than eleven.

(b)   Board of Trustees.  The names of the Managing Trustees and the class to which each such Managing Trustee is designated on the date hereof are:

Jerome Y. Halperin	(Class I)
Thomas White	(Class I)
Robert A. Meister	(Class III)
Robert L. Loverd	(Class II)
Robert L. Levy	(Class II)

(c)   Classes; Terms.  The Board of Trustees shall be elected by the Common Shareholders.  The Managing Trustees (other than any Managing Trustee elected solely by holders of one or more classes or series of Shares) shall be classified, with respect to the terms for which they severally hold office, into three classes, as nearly equal in number as possible, Class I to hold office initially for a term expiring at the next succeeding annual meeting of Shareholders, Class II to hold office initially for a term expiring at the second succeeding annual meeting of Shareholders and Class III to hold office initially for a term expiring at the third succeeding annual meeting of Shareholders, with the members of each class to hold office until their successors are duly elected and qualify.  At each annual meeting of the Shareholders, the successors to the class of Managing Trustees whose term expires at such meeting shall be elected to hold office for a term expiring at the annual meeting of Shareholders held in the third year following the year of their election.  Pursuant to and in accordance with the provisions of this Trust Agreement, the Managing Trustees may increase the number of Managing Trustees and may fill any vacancy, whether resulting from an increase in the number of Managing Trustees or otherwise, on the Board of Trustees occurring before the next annual meeting of Shareholders in the manner provided in the Bylaws.  Notwithstanding any provision in this Trust Agreement and notwithstanding the existence of one or more vacancies in its number of members, the Board of Trustees (even if fewer than three Managing Trustees remain on the Board of Trustees and even if there is no remaining Independent Trustee on the Board of Trustees) or any committee thereof shall have and may exercise all of its rights and powers to conduct the business of the Trust; provided, however, that the foregoing shall be subject to any applicable limitations with respect to the Board of Trustees acting on vacancies that may be set forth in the Bylaws.

(d)   Removal of Managing Trustees.  Subject to the rights of holders of one or more classes or series of Shares to elect one or more Managing Trustees, any Managing Trustee, or the entire Board of Trustees, may be removed from office at any time, but only by Majority Vote.

(e)   Resignation of Managing Trustees.  Any Managing Trustee may resign at any time by delivering his resignation in writing to the Board of Trustees, to take effect at the time specified in the resignation; the acceptance of a resignation, unless required by its terms, shall not be necessary to make it effective.

3.2 Registered Trustee.

(a)   Initial Registered Trustee; Powers.  The Registered Trustee has been appointed as trustee and joined as a party hereunder for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Trust Act.  In the event of the resignation or removal of the Registered Trustee, the Board of Trustees shall appoint a successor Registered Trustee in accordance with Section 15.2.

The Registered Trustee shall be responsible for performing only the following duties with respect to the Trust:  (i) to execute, deliver, acknowledge and file any certificates of trust and any amendments thereto required to be executed by it and filed pursuant to applicable law, (ii) only if requested and instructed to do so by the Board of Trustees or a Manager (in their sole discretion), to execute any duly adopted amendments to this Trust Agreement, and (iii) to execute, deliver, acknowledge and file any certificates of cancellation required to be filed pursuant to applicable law.  Except as otherwise provided in Section 10.4, the consent of the Registered Trustee is not required to adopt any amendments to this Trust Agreement and the execution or delivery of any such amendments by the Registered Trustee is not required for such amendments to be duly adopted.  The Board of Trustees or the Manager(s) shall keep the Registered Trustee reasonably informed of any actions of the Board of Trustees or the Manager(s) or other circumstances that could affect the rights, duties or liabilities of the Registered Trustee.  The Registered Trustee shall have no other authority, duties or liabilities.  The Registered Trustee has no responsibility for monitoring the conduct of the Board of Trustees or the Manager(s) or causing the Board of Trustees or the Manager(s), or any other Person to discharge their respective duties under this Trust Agreement, the Bylaws or the Management Agreements, and the Registered Trustee shall have no liability for the acts and omissions of the Trust, the Board of Trustees or the Manager(s).

(b)   Compensation and Expenses of Registered Trustee.  The Registered Trustee shall be entitled to receive from the Trust reasonable compensation for its services hereunder, as shall be agreed to from time to time by the Board of Trustees and the Registered Trustee, and the Registered Trustee shall be entitled to be reimbursed by the Trust for reasonable out-of-pocket expenses incurred by the Registered Trustee in the performance of its duties hereunder.

(c)   The Registered Trustee shall have a lien on the assets of the Trust for any compensation or expenses and indemnity due to the Registered Trustee by the Trust, which lien shall be prior to all other liens.

3.3   Legal Title.  Legal title to all Trust Property shall be vested in the Trust, except that the Board of Trustees may cause legal title to any Trust Property to be held by or in the name of any Managing Trustee or any other Person as nominee.  Written evidence of the qualification and acceptance of election or appointment of successor and additional Managing Trustees may be filed with the records of the Trust and in such other offices, agencies or places as the Board of Trustees may deem necessary or desirable.  To the fullest extent permitted by law, no Shareholder shall be deemed to have a severable ownership interest in any individual asset of the Trust or any right of partition or possession thereof.

4.   PURPOSES

The purposes of the Trust shall be, as determined from time to time by the Board of Trustees, to engage in any lawful business or activity for which a statutory trust may be created under the Trust Act.

5.   TERM

The Trust commenced on August 12, 1996, and shall have perpetual existence, unless earlier dissolved and terminated in accordance with the provisions of this Trust Agreement or the Bylaws.

6.   SHAREHOLDERS; SHARES

6.1   Authorization of Shares.  (a)  Subject to automatic adjustment in accordance with this Section 6.1(a), the Trust is authorized to issue 800,000,000 Shares.  Notwithstanding the foregoing, in the event that the Trust effects any division, split or combination of its Shares that has the effect of increasing the number of outstanding Shares, the number of Shares authorized to be issued by the Trust shall be automatically increased such that the proportion that the number of issued and outstanding Shares bears to the number of Shares authorized to be issued by the Trust immediately following the effectiveness of such division, split or combination is identical to the proportion that the number of issued and outstanding Shares bears to the number of Shares authorized to be issued by the Trust immediately prior to the effectiveness thereof.

(b)   Notwithstanding anything to the contrary set forth in this Trust Agreement (except for Section 6.1(a)) and without regard to any express or implied limitation on the authority of the Trust, and the Board of Trustees on behalf of the Trust, the Trust, and the Board of Trustees on behalf of the Trust, is authorized, without limitation, (i) to issue additional Shares from time to time to Persons who are, or who by the purchase thereof become, Shareholders of the Trust for such consideration, if any, and otherwise on such terms and conditions as the Board of Trustees determines in its sole discretion, (ii) to issue Shares as necessary or desirable in connection with the transactions contemplated by the RCC Acquisition Documents, including, without limitation, to issue the Special Preferred Voting Shares and to issue Common Shares in connection with an exchange for Special Common Units, (iii) to issue Shares upon exercise of options granted by the Board of Trustees or to be granted pursuant to an Incentive Share Option Plan upon payment in accordance with the terms of the applicable Incentive Share Option Plan, (iv) to issue Series B Special Shares or other securities pursuant to and in accordance with the Tax Benefits Preservation Plan, and (v) to issue Shares for distribution to Shareholders or to issue rights, options or warrants to acquire Shares.  The Board of Trustees may from time to time reserve Shares for issuance for any purpose deemed appropriate by the Board of Trustees, including, without limitation, pursuant to conversion rights, exchange rights or option rights with respect to Shares.  Shareholders have no preemptive or other similar rights with respect to the issuance of Shares.  The following Shares have been authorized and issued by the Trust as of the date hereof: (i) 348,301,602 Common Shares (whether through the consummation of the transactions contemplated by the RCC Acquisition Documents, the automatic conversion in accordance with the terms of the Certificate of Designation of the Special Series A Shares of the Trust (the “Special Series A Shares”), effective as of March 5, 2010 (the “Special Series A Share COD”), of Special Series A Shares to Common Shares to occur immediately upon the adoption of this Third Amended and Restated Trust Agreement, a conversion of the Original CRA Preferred Shares and the CRA Preferred Shares, an exercise of options pursuant to an Incentive Share Option Plan or otherwise); (ii) 695,223 Series A Convertible Community Reinvestment Act Preferred Shares; and (iii) 12,731,465 Special Preferred Voting Shares.  The parties hereto hereby acknowledge (i) the adoption of the form, terms and provisions of the Special Series A Share COD, (ii) the issuance of the Special Series A Shares pursuant to the Special Series A Share COD, (iii) the reclassification of all of the 4.40% Cumulative Perpetual Convertible Community Reinvestment Act Preferred Shares, Series A-1 of the Trust, and the 11.0% Cumulative Convertible Preferred Shares, Series A-1 of the Trust, into Special Series A Shares pursuant to the 4.40% COD Amendment and the 11.0% COD Amendment (each as defined in the Special Series A Share COD), (iv) the automatic conversion in accordance with the terms of the Special Series A Share COD of each Special Series A Share to Common Shares to occur immediately upon the adoption of this Third Amended and Restated Trust Agreement, (v) the elimination of the Convertible Community Reinvestment Act Preferred Shares of the Trust (the “Original CRA Preferred Shares”) and the Amended and Restated Certificate of Designation of the Original CRA Preferred Shares, and (vi) the adoption of the form, terms and provisions of the Tax Benefits Preservation Plan and the execution, delivery and performance by the Trust of its obligations thereunder (including, without limitation, the distribution and/or issuance from time to time of Rights (as defined in the Tax Benefits Preservation Plan) or Series B Special Shares upon the exercise of the Rights, or Series B Special Shares or other securities upon the exchange of the Rights, in each case as contemplated therein).

(c)      By the adoption of a resolution at a meeting of the Board of Trustees or by action by written consent of the Board of Trustees, the Board of Trustees shall have full power and authority, in its sole and exclusive discretion, and without obtaining any authorization or vote of the Shareholders or any series or class, to divide, including, without limitation, to split, or to combine, including with limitation, to reverse split, the Common Shares into a greater or lesser number (including by way of distribution or reclassification of any previously issued Common Shares into a greater or lesser number of Common Shares) without thereby materially changing the relative proportion of Common Shares.    Such division or split shall be effective as of the date and time determined by the Board of Trustees.  The Board of Trustees shall provide notice of any such division or combination to the Common Shareholders, provided, however, the giving of such notice is not a condition precedent to a division or combination of the Common Shares and the failure of the Board of Trustees to provide such notice shall not affect the validity and effectiveness of a division or combination of the Common Shares.  In connection with any such division or combination of Common Shares, certificates representing the Common Shares so divided or combined shall represent the number of whole Common Shares into which such former Common Shares shall have been divided or combined pursuant to this Section 6.1.  In connection with any division or combination of Common Shares pursuant to this Section 6.1, the Board of Trustees shall have full power and authority, in its sole and exclusive discretion, and without obtaining any authorization or vote of the Shareholders or any series or class, to determine the treatment of any fractional share resulting therefrom, including, without limitation, whether (i) to issue fractional shares, or (ii) to provide that no fractional shares shall be issued, but, in lieu thereof, (A) to pay to each holder of any such fraction an amount equal to the fair value thereof, as determined in good faith by the Board of Trustees, (B) to arrange for the disposition of the fractional shares of the Persons otherwise entitled thereto, including by aggregating all such fractional shares and repackaging them as whole shares that may be sold on the open market, with the proceeds thereof to be delivered to such Persons, all on the terms and subject to any conditions that the Board of Trustees may impose, or (C) to issue scrip or warrants in registered form (either represented by a certificate or uncertificated) or in bearer form (represented by a certificate) which shall entitle the holder to receive a full Common Share upon the surrender of such scrip or warrants aggregating a full Common Share.  A certificate for a fractional share or an uncertificated fractional share shall, but scrip or warrants shall not unless otherwise provided therein, entitle the holder to exercise voting rights, to receive distributions thereon and to participate in any of the assets of the Trust in the event of liquidation.  The Board of Trustees may cause scrip or warrants to be issued subject to the conditions that they shall become void if not exchanged for certificates representing the full Common Shares or uncertificated full Common Shares before a specified date, or subject to the conditions that the Common Shares for which scrip or warrants are exchangeable may be sold by the Trust and the proceeds thereof distributed to the holders of scrip or warrants, or subject to any other conditions that the Board of Trustees may impose.

6.2   Common Shares.  Each Common Share shall entitle the holder thereof to one vote.  The Board of Trustees without Shareholder consent may reclassify any unissued Common Shares from time to time in one or more classes or series of beneficial interests.

6.3   Preferred Shares.  Preferred Shares shall not entitle the holder thereof to vote unless the Board of Trustees, in its sole discretion, determines to grant voting rights to holders of Preferred Shares.  The Board of Trustees without Shareholder consent may classify any unissued Preferred Shares and reclassify any previously classified but unissued Preferred Shares of any series from time to time, in one or more series of beneficial interests in the Trust.

6.4   Classified or Reclassified Shares.  The Board of Trustees without Shareholder consent may reclassify any issued Shares that the Trust has reacquired and holds in treasury, retired or reserved for issuance (including, without limitation, by changing the number, par value, designations, preferences, or relative, participating, optional or other special rights of the Shares, or the qualifications, limitations or restrictions of such rights, or by changing Shares with par value into Shares without par value, or Shares without par value into Shares with par value either with or without increasing or decreasing the number of Shares, or by subdividing or combining the outstanding Shares of any class or series of a class of Shares into a greater or lesser number of outstanding Shares).  Prior to issuance of classified or reclassified Shares of any class or series, the Board of Trustees by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Shares of the Trust; (b) specify the number of Shares to be included in the class or series; and (c) set or change, subject to the express terms of any class or series of Shares of the Trust outstanding at the time, the preferences, conversion or other rights, voting powers, privileges, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series.

6.5   Trust Agreement and Bylaws.  All Persons who own, or shall acquire, Shares in the Trust shall own, or shall acquire, the same subject to the provisions of this Trust Agreement and the Bylaws and shall be bound by the terms and provisions of this Trust Agreement and Bylaws.  The Board of Trustees may from time to time, without requirement for any consent of the Shareholders, amend the Bylaws in any manner that does not violate the provisions of this Trust Agreement.

6.6   Effective Date of Transfer of Shares.  The effective date for the recognition of transfers of Shares, and the identification of the Person entitled to be treated as the Shareholder at any given time, shall be determined as follows:

(a)   for purposes of Article 9 and any other provision of this Trust Agreement which relates to the allocation or apportionment of Net Income, Net Loss or Distributions, the Person entitled to be recognized as the Shareholder shall be determined in accordance with the provisions of Section 9.2; and

(b)   for all purposes other than those set forth in Section 6.6(a), the Person entitled to be recognized as the Shareholder shall be the Person who is then listed as the record owner of the Shares on the books and records of the Trust.

6.7   Certificates of Designation.  (a)  The “Series A Convertible Community Reinvestment Act Preferred Shares of the Trust” shall have (i) the designation, powers, preferences, (ii) the relative, participating, optional or other special rights, and (iii) the qualifications, limitations or restrictions, set forth in the Certificate of Designation attached hereto as Appendix A, as amended or restated from time to time, which terms are deemed part of the governing instrument of the Trust.

(b)   The “Special Preferred Voting Shares of the Trust” shall have (i) the designation, powers, preferences, (ii) the relative, participating, optional or other special rights, and (iii) the qualifications, limitations or restrictions, set forth in the Certificate of Designation attached hereto as Appendix B, as amended by Amendment Nos. 1 and 2 thereto, effective as of May 4, 2007 and March 5, 2010, respectively, and as further amended or restated from time to time, which terms are deemed part of the governing instrument of the Trust.

(c)   The “Series B Special Shares of the Trust” shall have (i) the designation, powers, preferences, (ii) the relative, participating, optional or other special rights, and (iii) the qualifications, limitations or restrictions, set forth in the Certificate of Designation attached hereto as Appendix C, as amended or restated from time to time, which terms are deemed part of the governing instrument of the Trust.

(d)   Subject to the last sentence of this Section 6.7(d), the Board of Trustees shall have full power and authority, in its sole discretion and without requirement for any consent of the Shareholders, to establish and designate, and to change and amend in any manner, any class or series of Shares, including, the Shares described in Sections 6.7(a), 6.7(b) and 6.7(c) and including any other Shares authorized to be issued from time to time by the Trust pursuant to the Trust Agreement, and to fix the preferences, covenants or other rights, voting powers, privileges, restrictions, limitations as to dividends or other distributions qualifications and terms and conditions of redemption for each class or series thereof as the Board of Trustees may from time to time determine.  The establishment and designation of any class or series of Shares (other than those existing as of the date of this Trust Agreement) shall be effective upon the adoption of a resolution by the Board of Trustees setting forth such establishment and designation and the relative preferences, covenants or other rights, voting powers, privileges, restrictions, limitations as to dividends or other distributions qualifications and terms and conditions of redemption of the Shares of such class or series, whether directly in such resolution or by reference to, or approval of, another document that sets forth such relative preferences, covenants or other rights, voting powers, privileges, restrictions, limitations as to dividends or other distributions qualifications and terms and conditions of redemption of such class or series including, without limitation, any registration statement of the Trust, or as otherwise provided in such resolution.  Upon the establishment of any such class or series, an appendix shall be attached to this Trust Agreement (identified as a certificate of designation) to reflect the establishment and designation of such class or series and the preferences, covenants or other rights, voting powers, privileges, restrictions, limitations as to dividends or other distributions qualifications and terms and conditions of redemption thereof, which terms shall be deemed part of the governing instrument of the Trust; provided that attachment of an appendix hereto shall not be a condition precedent to the establishment of any class or series in accordance with this Trust Agreement.  Notwithstanding anything contained in this Section 6.7(d), the power and authority of the Board of Trustees (i) to change and amend the rights, preferences and privileges of any class or series of Shares as set forth in a certificate of designation attached hereto shall be subject to such limitations on such changes and amendments, including any required class or series vote, as may be set forth in, or otherwise required by the terms of, the applicable certificate of designation, and (ii) to change and amend the rights, preferences and privileges of the Common Shares shall be subject to such limitations on such changes and amendments, as may be set forth in, or otherwise required by the terms of, this Trust Agreement.

7.	LIABILITY OF THE SHAREHOLDERS; REGISTERED TRUSTEE; MANAGING TRUSTEES; EMPLOYEES; MANAGER(S)

7.1   Shareholders.  The Shareholders shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.  If and to the extent required by Delaware law, a Shareholder may, under certain circumstances, be required to return to the Trust for the benefit of Trust creditors, amounts previously distributed to him.

7.2   Registered Trustee.  The Registered Trustee shall not be liable to the Trust, the Shareholders, the Trustees or any other Person or third parties for any act, omission or obligation of the Trust, the Board of Trustees, any Shareholder, the Registered Trustee or the Manager(s), under any circumstance, except for any loss directly attributable to its own gross negligence or willful misconduct.  In particular, but not by way of limitation:

(a)   The Registered Trustee shall not be liable for any error of judgment made which did not constitute gross negligence or willful misconduct by it;

(b)   No provision of this Trust Agreement shall require the Registered Trustee to take any action, to expend or risk its personal funds or otherwise incur any financial liability in the performance of its rights, powers or obligations hereunder, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such action, risk or liability is not reasonably assured or provided to it;

(c)   Under no circumstance shall the Registered Trustee be personally liable for any representation, warranty, covenant or other obligation or indebtedness of the Trust;

(d)   The Registered Trustee shall not be personally responsible for or in respect of the validity or sufficiency of this Trust Agreement, or the form, validity, value or sufficiency of the Trust Property;

(e)   The Registered Trustee shall not be personally liable for its good faith reliance on the provisions of this Trust Agreement;

(f)    Under no circumstances shall the Registered Trustee be personally liable for (i) any action it takes or omits to take in good faith in accordance with the instruction of the Board of Trustees or a Manager, (ii) the acts or omissions of the Board of Trustees or the Manager(s) or (iii) the supervision of or the failure of the Board of Trustees or the Manager(s) to discharge their respective duties hereunder or pursuant to the Management Agreements; and

(g)   The Registered Trustee shall not incur any liability to anyone in acting upon any document believed in good faith by it to be genuine and believed in good faith by it to be signed by the proper party or parties and need not investigate any fact or matter pertaining to or in any such document.  The Registered Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any Person as conclusive evidence that such resolution has been duly adopted by such Person and that the same is in full force and effect.  As to any fact or matter, the method of the determination of which is not specifically prescribed herein, the Registered Trustee may for all purposes hereof rely on a certificate, signed by any officer of the relevant Person, as to such fact or matter, and such certificate shall constitute full protection to the Registered Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

7.3   Managing Trustees; Employees.  To the maximum extent that Delaware law in effect from time to time permits limitation of the liability of trustees of a statutory trust or the liability of any other Person, a Managing Trustee, an employee of the Trust, an officer of the Trust and the Manager(s), when acting in such respective capacities, shall not be personally liable to any Person other than the Trust or a Shareholder.  To the maximum extent that Delaware law in effect from time to time permits limitation of the liability of trustees of a statutory trust or the liability of any other Person, no Managing Trustee, employee of the Trust, officer of the Trust or the Manager(s) shall be liable to the Trust or to any Shareholder for monetary damages for breach of any duty (including, without limitation, fiduciary duty) as a Managing Trustee, an employee of the Trust, an officer of the Trust or Manager, except (i) for acts or omissions of such Managing Trustee, employee, officer or Manager(s) that involve actual fraud or willful misconduct, were committed in bad faith or were the result of active and deliberate dishonesty, (ii) for any transaction from which such Managing Trustee, employee, officer or Manager(s) actually received an improper personal benefit in money, property or services, or (iii) in the case of any unlawful act or omission such Managing Trustee, employee, officer or Manager(s) had reasonable cause to believe was unlawful.  Neither the amendment nor repeal of this Section 7.3 nor the adoption or amendment of any other provision of this Trust Agreement inconsistent with this Section 7.3 shall apply to or affect in any respect the applicability of the immediately preceding sentence with respect to any act or failure to act that occurred prior to such amendment, repeal or adoption.

7.4   Reliance on Agents, Attorneys, Etc.  In the exercise of their rights and obligations hereunder, the Registered Trustee and the Managing Trustees (i) may act directly, or at the expense of the Trust, through agents (including, without limitation, a Manager) or attorneys pursuant to agreements entered into with any of them, and they shall not be liable for the default or misconduct of such agents or attorneys if such agent or attorney shall have been selected in good faith and (ii) may, at the expense of the Trust, consult with counsel to be selected in good faith, and employed by them, and shall not be liable for anything done, suffered or omitted in good faith in accordance with the advice or opinion of any such counsel.

8.   INTENTIONALLY DELETED

9.   ALLOCATION OF INCOME, LOSS AND DISTRIBUTIONS

9.1   Allocations.  Net Income, Net Loss and Available Cash shall be allocated in the manner hereinafter provided.

9.2   Apportionment Among Shareholders of Net Income, Net Loss and Distributions Generally.

(a)   Non-Capital Events.   Net Income, Net Loss and Distributions, other than Net Income, Net Loss and Distributions attributable to a Capital Event, allocated to the Shareholders shall be apportioned each calendar quarter among the Persons who were Shareholders of record on the last day of each calendar quarter in accordance with their Percentage Interests based upon the number of Shares owned by each such Shareholder on the last day of such calendar quarter without regard to Capital Accounts or the number of days during such calendar quarter in which a Person was a Shareholder.

(b)   Capital Events.  That portion of Distributions attributable to a Capital Event and allocations of Net Income and Net Loss from a Capital Event which is allocated to the Shareholders shall be apportioned among the Persons who were Shareholders of record on the last day of the month during which the Trust received the proceeds of such Capital Event in accordance with their Percentage Interests based upon the number of Shares owned by each such Shareholder on the last day of such month without regard to Capital Accounts or the number of days during such month in which a Person was a Shareholder.

9.3   Consent to Methods.  The methods set forth in this Article 9 by which Distributions and allocations of Net Income and Net Loss are made and apportioned are hereby expressly consented to by each Shareholder as an express condition to becoming a Shareholder.

9.4   Capital Accounts.

(a)   General.  A separate capital account (“Capital Account”) shall be maintained for each Shareholder in accordance with this Section 9.4.  Each Shareholder’s Capital Account shall be increased by (1) the amount of money contributed, or deemed contributed, by such Shareholder to the capital of the Trust; and (2) such Shareholder’s share of Net Income.  Each Shareholder’s Capital Account shall be decreased by (i) the amount of Distributions to such Shareholder and (ii) such Shareholder’s share of Net Loss.

(b)   Multiple Class or Series of Interests.  A Shareholder who has Shares which represent more than one class or series of interests in the Trust shall have a single Capital Account that reflects all such interests, regardless of the class of interests owned by such Shareholder and regardless of the time or manner in which such interests were acquired.

(c)   Contributions of Property.  In the event that property (other than cash) is contributed by a Shareholder to the Trust, the computation of Capital Accounts, as set forth in this Section 9.4, shall be adjusted as follows:

(i)   the contributing Shareholder’s Capital Account shall be increased by the fair market value of the property contributed to the Trust by such Shareholder (net of liabilities securing such contributed property that the Trust is considered to assume or take subject to under Code Section 752); and

(ii)   as required by Treas. Reg. §§ 1.704-1(b)(2)(iv)(g) and 1.704-1(b)(4)(i), if any Shareholder’s Capital Account reflects a fair market value for property which differs from such property’s adjusted basis, each Shareholder’s Capital Account shall be adjusted to take account of the amount of Book Gain and Book Loss, as defined below, allocated to such Shareholder pursuant to Section 9.7 hereof and shall not take into account the Net Income and Net Loss for tax purposes allocated to such Shareholder pursuant to this Article 9.

(d)   Distributions of Property.  In the event that property is distributed by the Trust to a Shareholder, the following special rules shall apply:

(i)   the Capital Account of the Shareholder receiving the distribution first shall be adjusted (as provided in Treas. Reg. § 1.704-1(b)(2)(iv)(e)) to reflect the manner in which the unrealized income, gain, loss and deduction inherent in such property (that has not already been reflected in such Shareholder’s Capital Account) would be allocated to such Shareholder if there were a taxable disposition of such Shareholder for its fair market value on the date of distribution; and

(ii)   the Capital Account of the Shareholder who is receiving the distribution of property from the Trust shall be charged with the fair market value of the property at the time of distribution (net of liabilities secured by such property that such Shareholder is considered to assume or take subject to under Code Section 752).

(e)   Intention.  The foregoing provisions are intended to satisfy the capital account maintenance requirements of Treas. Reg. §§ 1.704-1(b) and 1.704-2 and such provisions shall be modified to the extent required by such section or any successor provision thereto.

9.5   Allocations Causing Negative Capital Accounts.  Notwithstanding Section 9.2, to the extent that any allocation of Net Loss to a Shareholder would reduce such Shareholder’s Capital Account balance (determined after taking into account all prior distributions and all prior allocations of Net Income and Net Loss) below zero or would increase the negative balance in such Shareholder’s Capital Account at a time when another Shareholder has a positive Capital Account balance, such Net Loss shall instead be allocated pro rata to Shareholders having positive Capital Account balances in proportion to their respective positive Capital Account balances until such Capital Account balances are reduced to zero, provided, however, that in no event shall there be a reallocation of any item of income, gain, loss or deduction allocated among the Shareholders pursuant to this Trust Agreement for prior years.

If the provisions of this Section 9.5 prohibit the allocation of any portion of Net Loss to every Shareholder, such portion of the Net Loss shall instead be allocated to the Manager(s).

For purposes of determining a Shareholder’s Capital Account balance under this Section 9.5, Distributions made prior to or contemporaneous with any allocation to a Shareholder shall be reflected in such Shareholder’s Capital Account prior to making such allocation to such Shareholder.  For purposes of this Section 9.5, a Shareholder’s Capital Account shall be reduced for:

(x)           allocations of Net Loss (or items thereof) which, as of the end of each Trust year, are reasonably expected to be allocated to such Shareholder pursuant to Code Section 704(e)(2), Code Section 706(d) and Treas. Reg. § 1.751-1(b)(2)(ii); and

(y)           Distributions that, as of the end of such year, reasonably are expected to be made to such Shareholder to the extent they exceed offsetting increases to such Shareholder’s Capital Account that reasonably are expected to occur during (or prior to) the Trust taxable years in which such Distributions reasonably are expected to be made.

For purposes of determining the amount of expected Distributions and expected Capital Account increases described in (y) above:  (A) the rule set forth in Treas. Reg. § 1.704-1(b)(2)(iii)(c) concerning the presumed value of property shall apply, and (B) gross income or Net Income allocated to a Shareholder pursuant to Section 9.9 shall be taken into account.  For purposes of this Section 9.5 and Section 9.9, a Shareholder’s Capital Account shall be increased (i) to the extent that such Shareholder is obligated to fund deficits in such Shareholder’s Capital Account upon liquidation of the Trust (or is treated as obligated to so restore such deficits pursuant to Treas. Reg. § 1.704-1(b)(2)(ii)(c)), and (ii) to the extent of such Shareholder’s share of any Trust Minimum Gain and Shareholder Minimum Gain remaining at the close of the fiscal period in respect of which such allocations are being made.  A Capital Account which has a negative balance after adjustment in accordance with clauses (i) and (ii) shall be referred to as an “Adjusted Capital Account Deficit.”

9.6   Allocation of Net Income and Net Loss.

(a)   General.  Except as otherwise provided in Sections 9.5, 9.8, and 9.9 in each year Net Income and Net Loss, other than Net Income and Net Loss arising in connection with a Terminating Capital Transaction, shall be allocated to the Shareholders in accordance with their Percentage Interests.

(b)   Terminating Capital Transaction.  Allocations of Net Income or Net Loss (or items thereof) in connection with a Terminating Capital Transaction or liquidation of the Trust shall first be made so that, to the extent possible, each Shareholder’s Capital Account balance is equal, and the remainder of such Net Income or Net Loss (or items thereof) shall, subject to the provisions of Section 9.5, be allocated to the Shareholders in accordance with their Percentage Interests.

(c)   Final Ratio.  It is intended that the allocation provisions of this Article 9 shall result in final positive Capital Account balances of the Shareholders under Section 12.3 which are equal to each Shareholder’s Percentage Interests (the “Final Ratio”).  To the extent that such final positive Capital Account balances are not in the Final Ratio, Net Income, Net Loss and items thereof, as computed for book purposes, shall be allocated among the Shareholders so as to result in final positive Capital Account balances which are in the Final Ratio.  This Section 9.6.(c) shall control notwithstanding any reallocation of income, loss, or items thereof, as computed for book purposes, by the Internal Revenue Service or any other taxing authority.

9.7   Allocation of Book Items.  In cases where property of the Trust is, under Treas. Reg. § 1.704-1(b)(2)(iv)(g), properly reflected in the Capital Accounts of the Shareholders at a fair market value that differs from the adjusted tax basis of such property (such difference is hereinafter referred to as the “Book Disparity”), then depreciation, amortization and gain or loss as computed for book purposes with respect to such property (“Book Depreciation,” “Book Amortization,” and “Book Gain,” and “Book Loss,” respectively) will be greater or less than the depreciation, amortization or gain or loss as computed for tax purposes.  The Manager(s) shall adopt, pursuant to Treas. Reg. § 1.704-1(b)(2)(iv)(g), a reasonable method of computing Book Depreciation and Book Amortization.  Such Book Depreciation and Book Amortization shall be allocated among the Shareholders and reflected in the Shareholders’ Capital Accounts under Section 9.4 hereof, in a manner so as to eliminate to the extent possible, the Book Disparity.

9.8   Mandatory Allocations.  Any allocation of Net Income or Net Loss for tax purposes which is required to be allocated among the Shareholders to take into account the disparity between the fair market value of a Trust asset and its adjusted basis (e.g., allocations under Code Section 704(c) for contributed property) shall be allocated among the Shareholders in accordance with the requirements of the Code and the regulations promulgated thereunder.

9.9   Minimum Gain Chargeback and Qualified Income Offset.

(a)   Minimum Gain Chargeback.  Notwithstanding any other provision of this Trust Agreement to the contrary, in the event there is a net decrease in a Shareholder’s share of Trust Minimum Gain and/or Shareholder Minimum Gain during a Trust taxable year, such Shareholder shall be allocated items of income and gain for that year (and if necessary, other years) as required by and in accordance with Regulations Sections 1.704-2(f)(1) and 1.704-2(i)(4) before any other allocation is made.  This subsection 9.9(a) is intended to constitute a “minimum gain chargeback” under Treas. Reg. § 1.704-2(f)(1) and 1.704-2(i)(4).

(b)   Qualified Income Offset.  In the event a Shareholder unexpectedly receives any adjustments, allocations or distributions described in Treas. Reg. §§ 1.704-1(b)(2)(ii)(d)(4), (5) or (6), and such Shareholder has an Adjusted Capital Account Deficit, items of Trust income (including gross income) and gain shall be specially allocated to such Shareholder in an amount and manner sufficient to eliminate the Adjusted Capital Account Deficit as quickly as possible.  This subsection 9.9.(b) is intended to constitute a “qualified income offset” under Treas. Reg. § 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

(c)   Other Chargeback of Impermissible Negative Capital Account.  To the extent any Shareholder has an Adjusted Capital Account Deficit at the end of any Trust fiscal year, each such Shareholder shall be specially allocated items of Trust income (including gross income) and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this subsection 9.9.(c) shall be made if and only to the extent that such Shareholder would have an Adjusted Capital Account Deficit in excess of such sum after all other allocations provided for in this Article 9 have been tentatively made as if this subsection 9.9.(c) were not in the Trust Agreement.

9.10    Distributions.  To the extent declared by the Board of Trustees, unless otherwise provided in a certificate of designation, Distributions by the Trust shall be made to the Shareholders in accordance with their Percentage Interests.

9.11     Restrictions.

(a)   General.  The Trust may be restricted under Delaware law from making Distributions under certain circumstances, as well as under the terms of notes, mortgages or other types of financing obligations which it may issue or assume in conjunction with borrowed funds, if any.  In addition, Distributions are subject to the payment of Trust expenses and to the maintenance of sufficient Reserves.  Distributions may also be restricted or suspended in circumstances when the Board of Trustees determines, in its absolute discretion, that such action is in the best interest of the Trust.

(b)   Withholding Tax.  As security for any withholding tax or other liability or obligation (or reduced deduction for federal income tax purposes) to which the Trust may be subject as a result of any act or status of any Shareholder or to which the Trust becomes subject with respect to any Shares, the Trust shall have, and there is hereby granted to the Trust, a security interest in all Available Cash distributable to such Shareholder or with respect to such Shares, to the extent of the amount of such withholding tax or other liability or obligation or the cost to the other Shareholders of any reduced deduction of the Trust (as reasonably determined by the Manager(s)).  The Trust shall have a right of set-off against any such Distributions of Available Cash in the amount of such withholding tax or other liability or obligation or the cost of such reduced deduction.  For purposes of this Trust Agreement, any amount of federal, state or local tax required to be withheld by the Trust with respect to any amount distributable by the Trust to any Shareholder shall be deemed to be a Distribution to such Shareholder and shall reduce the amount otherwise distributable to such Shareholder under this Trust Agreement.

10.    BOARD OF TRUSTEES

10.1   General.  Subject to the express limitations herein or in the Bylaws, (a) the business and affairs of the Trust shall be managed by or under the direction of the Board of Trustees, and (b) the Board of Trustees shall have full, exclusive and absolute power, control and authority over the Trust Property and over the business of the Trust.  The Board of Trustees may take any actions as in its sole judgment and discretion are necessary or desirable to conduct the business of the Trust.  This Trust Agreement shall be construed with a presumption in favor of the grant of power and authority to the Board of Trustees.  To the fullest extent permitted by law, any construction of this Trust Agreement or determination made in good faith by the Board of Trustees concerning its powers and authority hereunder shall be conclusive.  The enumeration and definition of particular powers of the Board of Trustees included in this Article 10 shall in no way be limited or restricted by reference to or inference from the terms of this or any other provision of this Trust Agreement or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board of Trustees under the general laws of the State of Delaware as now or hereafter in force.

10.2   Powers of the Board of Trustees.  The conduct of the Trust’s business shall be controlled solely by the Board of Trustees in accordance with this Trust Agreement and the Bylaws.  The Board of Trustees shall have all authority, rights and powers conferred by law and those required or appropriate to the management of the Trust’s business without the vote or consent of the Shareholders, the Registered Trustee or any other Person (except as set forth in 11.2 or in a certificate of designation as set forth in, or contemplated by, Section 6.7).  The Board of Trustees may delegate its authority to one or more Managers pursuant to Management Agreements, whereby, subject to the supervision and control of the Board of Trustees, the Manager(s) shall render or make available to the Trust managerial, investment, advisory and/or related services, office space and other services and facilities (including, if deemed advisable by the Board of Trustees, the management or supervision of the investments of the Trust) upon such terms and conditions as may be provided in such Management Agreements.

10.3   Intentionally Omitted.

10.4   Amendments Without Consent.  In addition to any amendments otherwise authorized herein, including, without limitation, pursuant to the definition of “Percentage Interest” and Sections 6.1 and 6.7, this Trust Agreement may be amended from time to time by the Board of Trustees without the consent of the Shareholders or the Registered Trustee (subject to the provisions in this Section 10.4):

(a)   to add to the representations, duties or obligations of the Board of Trustees or the Registered Trustee or their respective Affiliates or surrender any right or power granted to the Board of Trustees or its Affiliates or the Registered Trustee herein, for the benefit of the Shareholders; provided, that no representations, duties or obligations of the Registered Trustee shall be added or right or power granted to the Registered Trustee or its Affiliates surrendered without the Registered Trustee’s consent;

(b)   to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with law applicable to the Trust as in effect at the time the amendment is adopted, or judicial or administrative interpretations thereof, or with any other provision herein, as long as any such change will not adversely affect the rights of the Shareholders or the Registered Trustee;

(c)   to delete or add any provision of this Trust Agreement required to be so deleted or added by the staff of the Securities and Exchange Commission or by a State “Blue Sky” Commissioner or similar such official, which addition or deletion is deemed by such Commission or state official to be for the benefit or protection of the Shareholders;

(d)   to reflect the addition or substitution of Shareholders or the reduction of Capital Accounts upon the return of capital to Shareholders;

(e)   upon notice to all Shareholders, to amend the provisions of Article 9 of this Trust Agreement (i) so as to revise the date upon which each Shareholder’s distributive share of Net Income, Net Loss and Distributions is determined and the period of time over which such distributive share relates, provided that in the opinion of the accountants or counsel to the Trust, such amended provisions are not impermissible under applicable federal and/or state income tax legislation, rules or regulations enacted or promulgated thereunder, or administrative pronouncements or interpretations thereof; and (ii) to the minimum extent necessary to take account of any amendments to Section 704 of the Code or the regulations thereunder or any judicial or administrative interpretations thereof;

(f)   to change the name of the Trust to any lawful name which it may select (in which case the Trust shall notify the Registered Trustee of such change in name);

(g)   to take such steps as the Board of Trustees or a Manager determines are advisable or necessary in order to preserve the tax status of the Trust as an Entity which is not taxable as a corporation for federal income tax purposes.  The Board of Trustees are each empowered to amend such provisions to the minimum extent necessary or desirable in accordance with the advice of the accountants and/or counsel to comply with any applicable federal or state legislation, rules or regulations enacted or promulgated, administrative pronouncements or interpretations and/or judicial interpretations thereof after the date of this Trust Agreement.  Subject to Article 14, the Board of Trustees shall be entitled to rely upon the advice of the accountants or counsel as described above in making such amendment or amendments;

(h)   to reflect any preferences, covenants or other rights, voting powers, privileges, restrictions, limitations as to dividends or other distributions qualifications and terms and conditions of redemption granted in connection with the issuance of a class or series of Shares; and

(i)    to reduce the number of Shares authorized to be issued by the Trust provided, however, that any such reduction shall not reduce the number of authorized Shares below the number of Shares issued and outstanding at such time.

Written notice of any amendments to the Trust Agreement shall be provided to the Registered Trustee within ten days of their adoption.

10.5   Notice of Limitation of Liability.  The Board of Trustees or the Manager(s) shall use their best efforts, in the conduct of the Trust’s business, to put all suppliers and other Persons with whom the Trust does business on notice that the Shareholders, the Trustees, and the Manager(s) are not liable for the Trust’s obligations and that such suppliers and other Persons shall look solely to the assets of the Trust for payment, and all agreements to which the Trust is a party shall include a statement to the effect that the Trust is a statutory trust organized under the Trust Act; but the Board of Trustees or the Manager(s) shall not be liable for any failure to give such notice to such suppliers or other Persons and any failure in giving such notice shall not imply that the Shareholders, the Managing Trustees, the Manager(s) and the Registered Trustee are liable for the Trust’s obligations.

10.6   Accounting Matters.  The Board of Trustees or the Manager(s) shall make all decisions as to accounting matters in accordance with the accounting methods adopted by the Trust in accordance with generally accepted accounting principles and procedures applied on a consistent basis.  Such party may rely on the Trust’s independent certified public accountants to determine whether such decisions are in accordance with generally accepted accounting principles.

10.7   Tax-Matters Partner.  Centerline Capital Group Inc. is  hereby designated as the “Tax Matters Partner” in accordance with Section 6231(a)(7) of the Code and, in connection therewith and in addition to all other powers given thereunder, shall have all other powers needed to fully perform hereunder including, without limitation, the power to retain all attorneys and accountants of its choice and the right to settle any audits without the consent of the Shareholders.  From time to time, the Board of Trustees may designate any other Person to serve as the “Tax Matters Partner” for the Trust in accordance with Section 6231(a)(7) of the Code.  Any designation made in accordance with this Section 10.7 is hereby expressly consented to by each Shareholder as an express condition to becoming a Shareholder.

10.8   Funds and Assets.  The Board of Trustees and the Manager(s) shall have a fiduciary responsibility for the safekeeping and use of all funds and assets of the Trust, whether or not in its immediate possession or control, and shall not employ, or permit another to employ, such funds or assets in any manner except for the exclusive benefit of the Trust.

10.9   Duties of Board of Trustees, Officers, Manager(s) and Registered Trustee.  To the extent that, at law or in equity, the Board of Trustees, officers of the Trust, the Manager(s) or the Registered Trustee, or any Affiliate thereof (each, a “Covered Person”) has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to the Shareholders, the Covered Person acting in connection with the Trust’s business or affairs shall not be liable to the Trust or to any Shareholder for its good faith reliance on the provisions of this Trust Agreement.  The provisions of this Trust Agreement, to the extent that they restrict the duties and liabilities of a Covered Person otherwise existing at law or in equity, are agreed by the Trust and the Shareholders to replace such other duties and liabilities of such Covered Person.  Except as otherwise specifically provided in this Trust Agreement, each Managing Trustee and officer of the Trust shall have fiduciary duties identical to those of directors and officers of a business corporation organized under the General Corporation Law of the State of Delaware.

10.10    Discretion. Whenever in this Trust Agreement the Board of Trustees or a Manager is permitted or required to make a decision (i) in its “discretion” or under a grant of similar authority, the Board of Trustees and a Manager shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other person; or (ii) in its “good faith” or under another express standard, the Board of Trustees and a Manager shall act under such express standard and shall not be subject to any other or different standard imposed by this Trust Agreement or by applicable law.

10.11    RCC Acquisition.

(a)   Notwithstanding any other provision to the contrary in this Trust Agreement or the Bylaws, each Managing Trustee, acting singly or jointly, is hereby authorized and directed, for and in the name of the Trust and without the need for the vote or consent of any Person, to execute, acknowledge, verify, file, record and deliver, and to cause the Trust to perform its obligations under each of the RCC Acquisition Documents (as defined below) to which the Trust is a party and to execute, acknowledge, verify, file, record and deliver, and to cause the Trust or its subsidiaries to perform its obligations under, any and all further documents and instruments, and to do or cause to be done such other and further acts and things for and in the name of the Trust or any of its subsidiaries that the Managing Trustees or any one of them deem necessary or appropriate to effectuate the transactions contemplated by the RCC Acquisition Documents (including, without limitation, the issuance of Shares contemplated therein).

(b)   Notwithstanding any other provision to the contrary in this Trust Agreement or the Bylaws but subject to Section 3.1(c) of this Trust Agreement and Section 11(a) of Article III of the Bylaws, in connection with the taking or refraining from taking of action by the Trust with respect to any consents, waivers, amendments, approvals, elections or similar actions under or pertaining to any of the RCC Acquisition Documents, that may affect the rights or obligations of any of APH Associates L.P., DLK Associates L.P., Marc Associates, L.P., Related General II L.P. and SJB Associates L.P. or their Affiliates (as defined in the Contribution Agreement) such action may only be taken or omitted pursuant to a majority vote of the Independent Trustees.

(c)   For purposes of this Section 10.11, the “RCC Acquisition Documents” shall mean collectively the Contribution Agreement and all Collateral Documents (as defined in the Contribution Agreement).

(d)   Notwithstanding any other provisions to the contrary in this Trust Agreement or the Bylaws, the provisions of this Section 10.11 shall be amended only by a majority vote of the Independent Trustees.

11.    RIGHTS AND POWERS OF SHAREHOLDERS

11.1   Control.  Other than as expressly set forth in this Trust Agreement, Shareholders shall have no voting rights and Shareholders shall take no part in any manner in the control, conduct or operation of the Trust and shall have no right or authority to act for or bind the Trust.

11.2   Voting Rights.  The Shareholders (except Shareholders who by the terms of their Shares have no voting rights) considered together as a single class, have the right by Majority Vote (voting in the manner set forth in the Bylaws), to vote upon:

(a)   without the consent and recommendation of the Board of Trustees:

(i) subject to the provisions of Section 3.1(d), the removal of Managing Trustees; and

(ii) the election of Managing Trustees; and

(b)   with the prior consent and recommendation of the Board of Trustees:

(i) the merger, consolidation or conversion of the Trust with or into another Entity;

(ii) the determination to dissolve the Trust, subject to the provisions of Article 12;

(iii) amendment of the Trust Agreement, provided such amendment is not otherwise permissible without Shareholder vote under Section 10.4 or other provisions of this Trust Agreement; and

(iv) subject to the provisions of Article 12, the disposition of Substantially All of the Assets of the Trust in a single disposition, or in multiple dispositions in the same 12-month period.

12.  TERMINATION AND DISSOLUTION OF THE TRUST

12.1   Duration.  The Trust shall continue perpetually unless dissolved pursuant to Section 12.2 or pursuant to any applicable provision of the Trust Act.

12.2   Dissolution.  The Trust may be dissolved as follows:

(a)   The Trust may be dissolved upon the recommendation of the Board of Trustees and the approval of Shareholders by Majority Vote; or

(b)   The Trust may be dissolved by order of a court of competent jurisdiction to judicially dissolve the Trust if it is no longer reasonably practicable to continue the business and affairs of the Trust as contemplated by this Trust Agreement.

12.3   Liquidation and Distribution of Assets.  Upon a dissolution and termination of the Trust for any reason, the Board of Trustees or the Manager(s) shall take full account of the Trust’s assets and liabilities, shall liquidate the assets as promptly as is consistent with obtaining the fair value thereof, and shall apply and distribute the proceeds therefrom in the following order:

(a)   first, to the satisfaction to the extent permitted by law (whether by payment or reasonable provision for payment thereof) of obligations of the Trust to creditors of the Trust (other than as set forth in paragraphs (b), (c) and (d) below);

(b)   second, to the repayment of any outstanding loans made by the Manager(s) or its Affiliates to the Trust;

(c)   third, to the payment of expenses of liquidation and the establishment of any Reserves for contingencies; and

(d)   fourth, to the Common Shareholders, in accordance with, and to the extent of, the positive balances in their Capital Accounts after the Net Income or Net Loss (or items thereof) from any Terminating Capital Transaction has been allocated pursuant to the provisions of Section 9.6(b) hereof.

12.4   Termination of the Trust.  Upon dissolution and the completion of the winding up of the affairs of the Trust, the Trust shall be terminated by the executing and filing with the Secretary of State of the State of Delaware by one or more Managing Trustees of a certificate of cancellation of the certificate of trust of the Trust.

13.    SPECIAL POWER OF ATTORNEY

13.1   Grant of Power of Attorney.  By acquiring Shares, each Shareholder is hereby granting to the Board of Trustees and each Manager a special power of attorney irrevocably making, constituting and appointing the Board of Trustees and each Manager, acting singly or collectively, as the attorney-in-fact for such Shareholder, with power and authority to act in his name and on his behalf to execute, acknowledge and swear to the execution, acknowledgment and filing of documents, which shall include, by way of illustration but not of limitation, the following:

(a)   this Trust Agreement, any separate certificates of trust of the Trust, as well as any amendments to or restatements of the foregoing which, under the laws of the State of Delaware or the laws of any other state, are required to be filed or which the Board of Trustees or a Manager deems to be advisable to file;

(b)   any duly adopted amendments or restatements of this Trust Agreement;

(c)   any other instrument or document which may be required to be filed by the Trust under the laws of any state or by any governmental agency, or which the Board of Trustees or a Manager deems advisable to file; and

(d)   any instrument or document which may be required to effect the continuation of the Trust, the admission of an additional or substituted Shareholder, or the dissolution and termination of the Trust (provided such continuation, admission or dissolution and termination are in accordance with the terms of this Trust Agreement), or to reflect any reductions in amount of contributions of Shareholders.

13.2   Character of Power of Attorney.  The special power of attorney being hereby granted by each Shareholder:

(a)    is a special power of attorney coupled with an interest, is irrevocable, shall survive the death, legal incapacity, disability, dissolution, bankruptcy or termination of the granting Shareholder, and is limited to those matters herein set forth;

(b)   may be exercised by the Board of Trustees or a Manager acting for each Shareholder by a facsimile signature of the Managing Trustee, a Manager or by one of its officers, or by listing all of the Shareholders executing any instrument with a signature of a Managing Trustee, a Manager or one of its officers acting as its attorney-in-fact; and

(c)   shall survive a Transfer by a Shareholder of all or any portion of his Shares for the sole purpose of enabling the Board of Trustees or a Manager to execute, acknowledge and file any instrument or document necessary to effect such Transfer.

13.3   Reliance.  Each Shareholder has executed this special power of attorney, and each Shareholder will rely on the effectiveness of such powers with a view to the orderly administration of the Trust’s affairs.

14.   INDEMNIFICATION

14.1   Managing Trustees; Employees.  To the fullest extent permitted by law, the Trust shall indemnify its present and former Managing Trustees, the Manager(s) and the Trust’s and the Manager(s)’ present and former officers, directors, members, partners and employees and agents (the “Indemnified Part(y)(ies)”) against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the Indemnified Party was material to the matter giving rise to the proceeding and (i) was committed in bad faith, (ii) was the result of active and deliberate dishonesty, or (iii) involved actual fraud or willful misconduct, (b) the Indemnified Party actually received an improper personal benefit in money, property or services, or (c) in the case of any criminal proceeding, the Indemnified Party had reasonable cause to believe that the act or omission was unlawful.  In addition, the Trust shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to any present or former Indemnified Party, provided that the Trust first obtains (i) a written affirmation by the Indemnified Party of his or its good-faith belief that he or it has met the standard of conduct necessary for indemnification by the Trust as authorized by the Trust Agreement and (ii) a written statement by him or it or on his or its behalf to repay the amount paid or reimbursed by the Trust if it shall ultimately be determined that the standard of conduct was not met.  The Trust shall also provide indemnification and advance expenses to any present or former Indemnified Party who served a predecessor of the Trust in such capacity.

14.2   The Registered Trustee.  To the fullest extent permitted by law, the Trust shall indemnify and hold harmless the Registered Trustee and its Affiliates, and their respective officers, directors, employees, agents and representatives, (collectively, the “Registered Trustee Persons”) from and against any and all claims or liabilities (including any environmental liabilities) for which any such Person may become liable by reason of the Registered Trustee’s acting in such capacity under the Trust Agreement or arising out of or connected with (i) the Trust, (ii) this Trust Agreement, (iii) any breach of duty owed to the Trust or the Shareholders by a third party or (iv) any violation or alleged violation of federal or state securities laws.  The Trust shall not indemnify such Persons for liabilities resulting from such Persons’ own fraud, gross negligence or willful misconduct.  In addition, the Trust shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to any present or former Registered Trustee Person, provided that the Trust first obtains (i) a written affirmation by the Registered Trustee Person of his or its good-faith belief that he or it has met the standard of conduct necessary for indemnification by the Trust as authorized by this Trust Agreement and (ii) a written statement by him or it or on his or its behalf to repay the amount paid or reimbursed by the Trust if it shall ultimately be determined that the standard of conduct was not met.  The Trust shall also provide indemnification and advance expenses to any present or former Registered Trustee Person who served a predecessor of the Trust in such capacity.

15.   CONCERNING THE REGISTERED TRUSTEE

15.1   Authority and Duties of the Registered Trustee.

(a)   General.  The Registered Trustee shall have only those rights, authority, powers, responsibilities and duties as set forth in Section 3.2.

(b)   Limitations.  Without limiting the generality of Section 15.1(a), the Registered Trustee shall have no duty or liability (i) as to any document contemplated by this Trust Agreement, (ii) to see to any recording or filing of this Trust Agreement, the Bylaws or any document contemplated hereby or any security interest or lien or to see to the maintenance of any such documentation, recording or filing, (iii) to see to any maintenance of or insurance on the Trust Property, (iv) to see to the payment or discharge of any tax, assessment or other governmental charge or any lien assessed or levied against the Trust or any part of the Trust Property or to make or prepare any reports or returns related thereto, (v) to confirm, verify or inquire into the failure of the Board of Trustees or the Manager(s) to exercise or perform any of their respective rights or duties under this Trust Agreement, or (vi) to approve as satisfactory to it or consent to any matter contemplated by this Trust Agreement or any document contemplated hereby.

15.2   Resignation and Removal of the Registered Trustee.

(a)   General.  The Registered Trustee may resign as of the last business day of any month by giving 60 days’ prior notice to the Board of Trustees or the Manager(s), and the Board of Trustees or the Manager(s) may remove the Registered Trustee as of the last business day of any month on 60 days’ prior notice to the Registered Trustee.  In the case of the resignation or removal of the Registered Trustee, the Board of Trustees or the Manager(s) shall, without the consent of any Shareholder, appoint a successor Registered Trustee, provided that such successor Registered Trustee shall in all respects satisfy the requirements of Section 3807 of the Trust Act, or any successor provision.  The appointment of the successor Registered Trustee shall take effect concurrently with the resignation or removal of the former Registered Trustee, and, thereupon, the Registered Trustee so resigned or removed shall be fully discharged of its duties and liabilities hereunder, if any.  The Registered Trustee shall not be liable for the acts or omissions to act of any successor Registered Trustee.

(b)   Failure to Appoint Successor.  If a successor Registered Trustee shall not have been appointed within 60 days after such notice of resignation or removal, the Registered Trustee, the Board of Trustees, any Manager or any Shareholder may apply to any court of competent jurisdiction to appoint a successor Registered Trustee to act until such time, if any, as a successor shall have been appointed as above provided.  Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a successor Registered Trustee.

(c)   Successor by Merger.  Any Person into which the Registered Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Registered Trustee shall be a party, or any corporation to which substantially all the corporate trust business of the Registered Trustee may be Transferred, shall, subject to such Person satisfying in all respects the requirements of Section 3807 of the Trust Act, be the Registered Trustee hereunder without further act.

(d)   Amendment of Certificate of Trust.  Upon the substitution of the successor Registered Trustee, the Board of Trustees or the Manager(s) shall cause to be filed an amendment along with the successor Registered Trustee to the certificate of trust with the Secretary of State of the State of Delaware in accordance with the provisions of Section 3810 of the Trust Act, indicating the change in the Registered Trustee.

Except as expressly provided above, all Persons having any claim against the Registered Trustee by reason of the transactions contemplated by this Trust Agreement shall look only to the property and assets of the Trust for payment or satisfaction thereof.

16.   CERTAIN TRANSACTIONS

Except as may be agreed to in a separate agreement with the Trust, the Trustees, any Shareholder, the Manager(s) and any Affiliate thereof, and any shareholder, officer, director, partner or employee thereof, or any Person owning a legal or beneficial interest therein, may engage in or possess an interest in any other business or venture of every nature and description, independently or with or for the account of others including, but not limited to, investments in revenue bonds or mortgages of any type or instruments backed by or representing a participation interest in revenue bonds or mortgages, and the ownership, financing, leasing, operation, management, brokerage and development of real property.  Neither the Trustees, any Shareholder, the Manager(s) nor their Affiliates shall be obligated to present to the Trust any particular investment opportunity, regardless of whether such opportunity might be suitable for investment by the Trust, and each Trustee, the Shareholders, the Manager(s) and each Affiliate shall have the right to take for its own account (individually or otherwise) or to recommend to others any such investment opportunity.

17.   MISCELLANEOUS

17.1   Counterparts.  This Trust Agreement may be executed in several counterparts and all so executed shall constitute one Trust Agreement, binding on all of the parties hereto, notwithstanding that all of the parties are not signatory to the original or the same counterpart.

17.2   Binding Provisions.  The terms and provisions of this Trust Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the respective parties.

17.3   Severability.  In the event any sentence or section of this Trust Agreement is declared by a court of competent jurisdiction to be void, such sentence or section shall be deemed severed from the remainder of the Trust Agreement and the balance of the Trust Agreement shall remain in effect.

17.4   Notices.  All notices under this Trust Agreement shall be (i) in writing which shall be given to the party entitled thereto, by personal service or by mail, posted to the address maintained by the Trust for such Person or at such other address as he may specify in writing, or (ii) by means of electronic transmission which shall be given to any Person entitled thereto (other than a Shareholder) by such means of electronic transmission agreeable to the Trust and such Person and shall be given to a Shareholder entitled thereto in the manner provided in the Bylaws.

17.5   Headings.  Paragraph titles or captions contained in this Trust Agreement are inserted only as a matter of convenience and for reference.  Such titles and captions in no way define, limit, extend or describe the scope of this Trust Agreement or the intent of any provision hereof.

17.6   Meanings.  Whenever required by the context hereof, the singular shall include the plural, and vice-versa; and the masculine gender shall include the feminine and neuter genders, and vice-versa.

17.7   Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware (including the Trust Act) applicable to agreements to be made and performed entirely in said State, and the Shares shall be construed in accordance with the laws of the State of Delaware, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws; provided, however, that nothing herein shall affect the obligations of the Trust to comply with federal or state securities laws; and provided further, however, that there shall not be applicable to the Trust, the Board of Trustees, the Registered Trustee or this Trust Agreement any provisions of the laws (statutory or common) of the State of Delaware pertaining to trusts (other than the Trust Act) that relate to or regulate, in a manner inconsistent with the terms hereof (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums payable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding or investing trust assets, or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers of trustees, which are inconsistent with the limitations or liabilities or authorities and powers of trustees as set forth or referenced in this Trust Agreement.  Section 3540 of Title 12 of the Delaware Code shall not apply to the Trust.

17.8   Other Jurisdictions.  In the event the business of the Trust is carried on or conducted in states in addition to the State of Delaware, then the Board of Trustees and the Shareholders agree that this Trust shall be qualified under the laws of each state in which business is actually conducted by the Trust, and they severally agree to execute such other and further documents as may be required or requested in order that the Board of Trustees or the Manager(s) legally may qualify this Trust to do business in such states.  The power of attorney granted to the Board of Trustees and the Manager(s) by each Shareholder in Article 13 shall constitute the authority of the Board of Trustees and the Manager(s) to perform the ministerial duty of qualifying this Trust under the laws of any state in which it is necessary to file documents or instruments of qualification.  A Trust office or principal place of business in any jurisdiction (within or without the State of Delaware) may be designated from time to time by the Board of Trustees.

17.9   Power to Reconstitute.  In the event that the State of Delaware amends the Trust Act in any manner which precludes the Trust, at any time, from obtaining an opinion of tax counsel to the effect that the Trust will be treated as a partnership for federal income tax purposes and not as an association taxable as a corporation, then the Board of Trustees or the Manager(s) may, in its sole discretion, reconstitute the Trust under the laws of another state.

17.10   Agreement to be Bound.  EVERY PERSON, BY VIRTUE OF HAVING BECOME A SHAREHOLDER IN ACCORDANCE WITH THE TERMS OF THIS TRUST AGREEMENT, SHALL BE DEEMED TO HAVE EXPRESSLY ASSENTED AND AGREED TO THE TERMS OF, AND SHALL BE BOUND BY, THIS TRUST AGREEMENT.

17.11   Execution of Amendments.  Upon obtaining such approvals required by this Trust Agreement and without further action or execution by any other Person, including the Registered Trustee or any Shareholder, (i) any amendment to this Trust Agreement may be implemented and reflected in a writing executed solely by the Board of Trustees (or any Managing Trustee, officer or agent designated by the Board of Trustees), and (ii) the Registered Trustee and the Shareholders shall be deemed a party to and bound by such amendment of this Trust Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

MANAGING TRUSTEES:

Name: Jerome Y. Halperin

Name: Robert L. Loverd

Name: Robert L. Levy

Name: Thomas W. White

Name: Robert A. Meister

REGISTERED TRUSTEE: WILMINGTON TRUST COMPANY

By:
Name:
Title:

SHAREHOLDERS:

By: The Board of Trustees, as attorney-in-fact pursuant to a power of attorney granted pursuant to Section 13 of the Current Trust Agreement

By:
Name: Jerome Y. Halperin
Title: Managing Trustee

By:
Name: Robert L. Loverd
Title: Managing Trustee

By:
Name: Robert L. Levy
Title: Managing Trustee

By:
Name: Thomas W. White
Title: Managing Trustee

By:
Name: Robert A. Meister
Title: Managing Trustee

By:
Name:
Title:

APPENDIX A

Certificate of Designation of Series A Convertible Community Reinvestment Act Preferred Shares of the Company (incorporated by reference to Exhibit 3.6 of our Registration Statement on Form S-3 filed with the Securities and Exchange Commission (the “Commission”) on September 24, 2003).

APPENDIX B

Certificate of Designation of Special Preferred Voting Shares of the Company (incorporated by reference to Exhibit 99.4 of our Current Report on Form 8-K filed with the Commission on December 1, 2003).

o
Amendment No. 1 to the Certificate of Designation of Special Preferred Voting Shares of the Company (incorporated by reference to Exhibit 10.1 of our Current Report on Form 8-K filed with the Commission on May 10, 2007).

o
Amendment No. 2 to the Certificate of Designation of Special Preferred Voting Shares of the Company (incorporated by reference to Exhibit 3.6 of our Current Report on Form 8-K filed with the Commission on March 11, 2010).

APPENDIX C

Certificate of Designation of Series B Special Shares of the Company (incorporated by reference to Exhibit 3.5 of our Current Report on Form 8-K filed with the Commission on March 11, 2010)

CENTERLINE HOLDING COMPANY

Third Amended and Restated Trust Agreement

Dated: ________ __, 2010

1.	ORGANIZATION	2

2.	DEFINITIONS AND GLOSSARY OF TERMS	2

3.	TRUSTEES; LEGAL TITLE	9

4.	PURPOSES	11

5.	TERM	11

6.	SHAREHOLDERS; SHARES	11

7.	LIABILITY OF THE SHAREHOLDERS; REGISTERED TRUSTEE; MANAGING TRUSTEES; EMPLOYEES; MANAGER(S)	15

8.	INTENTIONALLY DELETED	17

9.	ALLOCATION OF INCOME, LOSS AND DISTRIBUTIONS	17

10.	BOARD OF TRUSTEES	22

11.	RIGHTS AND POWERS OF SHAREHOLDERS	26

12.	TERMINATION AND DISSOLUTION OF THE TRUST	26

13.	SPECIAL POWER OF ATTORNEY	27

14.	INDEMNIFICATION	28

15.	CONCERNING THE REGISTERED TRUSTEE	29

16.	CERTAIN TRANSACTIONS	30

17.	MISCELLANEOUS	31

- i -

The following reflects what our Sixth Amended and Restated Bylaws will look like. The strike-through text represents deletions from our current bylaws, and the double underlined text represents additions to our current bylaws.  In order to clearly reflect all of the changes to our current bylaws, we have incorporated the five previously adopted amendments to our current bylaws into our current bylaws. These amendments are not, and do not show up as, changes.

 Appendix C

CENTERLINE HOLDING COMPANY

~~FIFTH~~ SIXTH AMENDED AND RESTATED BYLAWS

ARTICLE I

OFFICES

Section 1.   PRINCIPAL OFFICE.  The principal office of the Trust shall be located at such place as the Board of Trustees may designate in its sole discretion.

Section 2.   ADDITIONAL OFFICES.  The Trust may have additional offices at such places as the Board of Trustees may from time to time determine in its sole discretion or the business of the Trust may require.

ARTICLE II

MEETINGS OF SHAREHOLDERS

Section 1.   PLACE; REMOTE COMMUNICATION.

(a)   Except in the case of meetings held solely by remote communication in accordance with paragraph (b) of this Section 1, all meetings of Shareholders shall be held at the principal office of the Trust or at such other place within the United States as shall be stated in the notice of the meeting.

(b)   If authorized by the Board of Trustees in its sole discretion, and subject to such guidelines and procedures as the Board of Trustees may adopt, Shareholders not physically present at a meeting of Shareholders (whether such meeting is to be held at a designated place or solely by means of remote communication) may, by means of remote communication: (i) participate in a meeting of Shareholders; and (ii) be deemed present in person and vote at a meeting of Shareholders, whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (A) the Board of Trustees shall have implemented reasonable measures to verify that each Person deemed present and permitted to vote at the meeting by means of remote communication is a Shareholder (or a duly designated proxy thereof), (B) the Board of Trustees shall have implemented reasonable measures to provide such Shareholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the Shareholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (C) if any such Shareholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Trust.

Section 2.   ANNUAL MEETING.  An annual meeting of the Shareholders shall be held for the election of Managing Trustees whose terms have expired and the transaction of any other proper business on such date and at such time and place, if any, or by such means of remote communication, if any, as may be designated by resolution of the Board of Trustees from time to time.

Section 3.   SPECIAL MEETINGS.  Special meetings of the Shareholders (or of Shareholders holding Shares of any class or series having a separate class or series vote on any matter pursuant to the Trust Agreement or applicable law) may be called by the Board of Trustees pursuant to a resolution adopted by ~~a majority of~~ the ~~whole~~ Board of Trustees, including a majority of the Independent Trustees.  Shareholders may not call special meetings of Shareholders.

Section 4.   NOTICE.  Not less than 10 nor more than 90 days before each meeting of Shareholders, the Board of Trustees shall give to each Shareholder entitled to vote at such meeting and to each Shareholder not entitled to vote who is entitled to notice of the meeting written or printed notice, or notice by electronic transmission, stating the time and place, if any, of the meeting and the means of remote communication, if any, by which Shareholders may be deemed to be present in person and vote at such meeting and, in the case of a special meeting or as otherwise may be required by any statute, stating briefly the purpose for which the meeting is called, either by mail or by presenting it to such Shareholder personally or by leaving it at the Shareholder’s residence or usual place of business.  If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the Shareholder at the Shareholder’s address as it appears on the records of the Trust, with postage thereon prepaid.

For purposes of these Bylaws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.  Notice given to a Shareholder by electronic transmission pursuant to this Section 4 or the Trust Agreement shall be deemed given: (a) if by facsimile telecommunication, when directed to a number of the Shareholder on file with the records of the Trust; (b) if by electronic mail, when directed to an electronic mail address of the Shareholder on file with the records of the Trust; (c) if by a posting on an electronic network together with separate notice to the Shareholder of such specific posting, upon the later of (i) such posting and (ii) the giving of such separate notice; and (d) if by any other form of electronic transmission, when directed to the Shareholder. An affidavit of a Managing Trustee or the secretary or an assistant secretary or of the transfer agent or other agent of the Trust that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

Section 5.   SCOPE OF NOTICE.  Any business of the Trust may be transacted at an annual meeting of Shareholders without being specifically designated in the notice, except such business as is required by any statute to be stated in such notice.  No business shall be transacted at a special meeting of Shareholders except as specifically designated in the notice.

Section 6.   ORGANIZATION.  At every meeting of Shareholders, the chairman of the Board of Trustees, if there is one, shall conduct the meeting or, in the case of vacancy in office or absence of the chairman of the Board of Trustees, the following officers of the Trust:  the president and the vice presidents in their order of rank and seniority, and a Person appointed by the chairman shall act as secretary.

Section 7.   QUORUM AND ADJOURNMENTS.  At any meeting of Shareholders, the presence in person or by proxy of Shareholders entitled to cast a majority of all the votes entitled to be cast at such meeting shall constitute a quorum; provided, however, this section shall not affect any requirement under any statute, the Trust Agreement or these Bylaws regarding the vote necessary for the adoption of any measure.  Any meeting of Shareholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, if any, and notice need not be given of any such adjourned meeting if the time and place, if any, thereof (and the means of remote communication, if any, by which Shareholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting) are announced at the meeting at which the adjournment is taken.  Any meeting of Shareholders, regardless of whether a quorum is present or is not present, may be adjourned from time to time by the chairman of the Board of Trustees or such other person conducting the meeting pursuant to Article II, Section 6 of these Bylaws, or by the Board of Trustees, or by the Shareholders entitled to vote at such meeting, present in person or by proxy, by a majority in voting power thereof.  Any such adjournment of a meeting may be to a date not more than 120 days after the original record date without notice other than announcement at the meeting.  At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.  If the adjournment is for more than 120 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each Shareholder of record entitled to vote at the meeting.

The Shareholders present at a meeting which has been duly called and convened may continue to transact business until adjournment, notwithstanding the withdrawal of enough Shareholders to leave less than a quorum.

Section 8.   VOTING.  A plurality of all the votes entitled to be cast, and actually cast, at a meeting of Shareholders duly called and at which a quorum is present shall be sufficient to elect a Managing Trustee.  Each Share may be voted for as many individuals as there are Managing Trustees to be elected and for whose election the Share is entitled to be voted.  A majority of the votes cast at a meeting of Shareholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless a different vote is required by statute, the Trust Agreement or these Bylaws.  Unless otherwise provided in the Trust Agreement (or any Certificate of Designation attached thereto), each outstanding Share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at any meeting of Shareholders.

Section 9.      PROXIES.  A Shareholder may cast the votes entitled to be cast by the Shares owned of record by such Shareholder either in person or by proxy executed in writing or transmitted by telephone (whether orally or otherwise), telegram, cablegram or means of electronic transmission by the Shareholder or by the Shareholder’s duly authorized attorney in fact.  Such proxy shall be filed with the Board of Trustees before or at the time of the meeting.  No proxy shall be valid after 11 months from the date of its execution, unless otherwise provided in the proxy.  A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.  A Shareholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the Board of Trustees.

Section 10.      VOTING OF SHARES BY CERTAIN HOLDERS.  Shares of the Trust registered in the name of a corporation, partnership, trust or other Entity, if entitled to be voted, may be voted by the president or a vice president, a general partner or trustee thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other Person who has been appointed to vote such stock pursuant to a bylaw or a resolution of the governing body of such corporation, partnership, trust or other Entity or agreement governing the organization of such other Entity presents a certified copy of such bylaw, resolution or agreement, in which case such Person may vote such stock.  Any director or other fiduciary may vote stock registered in his name as such fiduciary, either in person or by proxy.

Shares of the Trust directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding Shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding Shares at any given time.

The Board of Trustees may adopt by resolution a procedure by which a Shareholder may certify in writing to the Trust that any Shares registered in the name of the Shareholder are held for the account of a specified Person other than the Shareholder.  The resolution shall set forth the class of Shareholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date or closing of the Share transfer books, the time after the record date or closing of the Share transfer books within which the certification must be received by the Trust; and any other provisions with respect to the procedure which the Board of Trustees considers necessary or desirable.  On receipt of such certification, the Person specified in the certification shall be regarded as, for the purposes set forth in the certification, the Shareholder of record of the specified Shares in place of the Shareholder who makes the certification.

Section 11.         INSPECTORS.  At any meeting of Shareholders, the chairman of the meeting may appoint one or more Persons as inspectors for such meeting.  Such inspectors shall ascertain and report the number of Shares represented at the meeting based upon their determination of the validity and effect of proxies, count all votes, report the results and perform such other acts as are proper to conduct the election and voting with impartiality and fairness to all the Shareholders.

Each report of an inspector shall be in writing and signed by such inspector or by a majority of them if there is more than one inspector acting at such meeting.  If there is more than one inspector, the report of a majority shall be the report of the inspectors.  The report of the inspector or inspectors on the number of Shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

Section 12.   NOMINATIONS AND SHAREHOLDER BUSINESS.

(a)     Annual Meetings of Shareholders.   (1)  Subject to paragraph (c) of this Section 12, nominations of Persons for election as a Managing Trustee to the Board of Trustees and the proposal of business to be considered by the Shareholders may be made at an annual meeting of Shareholders (i) pursuant to the Trust’s notice of meeting, (ii) by or at the direction of ~~a majority of~~ the Board of Trustees or (iii) by any Shareholder of the Trust who was a Shareholder of record both at the time of giving of notice provided for in this Section 12(a) and at the time of the annual meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 12(a).

(2)    For nominations or other business to be properly brought before an annual meeting of Shareholders by a Shareholder pursuant to clause (iii) of paragraph (a)(1) of this Section 12, the Shareholder must have given timely notice thereof in writing to the Board of Trustees.  To be timely, a Shareholder’s notice shall be delivered to the Board of Trustees at the principal executive offices of the Trust not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date or if the Trust has not previously held an annual meeting, notice by the Shareholder to be timely must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.  Such Shareholder’s notice shall set forth (i) as to each Person whom the Shareholder proposes to nominate for election or reelection as a Managing Trustee all information relating to such Person that is required to be disclosed in solicitations of proxies for election of Managing Trustees, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including such Person’s written consent to being named in the proxy statement as a nominee  and to serving as a Managing Trustee if elected); (ii) as to any other business that the Shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such Shareholder and of the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the Shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (x) the name and address of such Shareholder, as they appear on the Trust’s books, and of such beneficial owner and (y) the number of Shares of each class of beneficial interests of the Trust which are owned beneficially and of record by such Shareholder and such beneficial owner. Notwithstanding the foregoing provisions, the Board of Trustees shall have the right, pursuant to Regulation 14A under the Exchange Act, to reject any Shareholder proposal or nomination raised.

(3)    Notwithstanding anything in the second sentence of paragraph (a)(2) of this Section 12 to the contrary, in the event that the number of Managing Trustees to be elected to the Board of Trustees is increased and there is no public announcement naming all of the nominees for Managing Trustee or specifying the size of the increased Board of Trustees made by the Trust at least 70 days prior to the first anniversary of the preceding year’s annual meeting, a Shareholder’s notice required by this Section 12(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Board of Trustees at the principal ~~office~~ executive offices of the Trust not later than the close of business on the tenth day following the day on which such public announcement is first made by the Trust.

(b)   Special Meetings of Shareholders.  Only such business shall be conducted at a special meeting of Shareholders as shall have been brought before the meeting pursuant to the Trust’s notice of meeting.  Subject to paragraph (c) of this Section 12, nominations of Persons for election to the Board of Trustees may be made at a special meeting of Shareholders at which Managing Trustees are to be elected (i) pursuant to the Trust’s notice of meeting, (ii) by or at the direction of the Board of Trustees or (iii) provided that the Board of Trustees has determined that Managing Trustees shall be elected at such special meeting, by any Shareholder of the Trust who is a Shareholder of record both at the time of giving of notice provided for in this Section 12(b) and at the time of the special meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 12(b).  Subject to paragraph (c) of this Section 12, in the event the Trust calls a special meeting of Shareholders for the purpose of electing one or more Managing Trustees to the Board of Trustees, any such Shareholder may nominate a Person or Persons (as the case may be) for election to such position as specified in the Trust’s notice of meeting, if the Shareholder’s notice containing the information required by paragraph (a)(2) of this Section 12 shall be delivered to the Board of Trustees at the principal ~~office~~ executive offices of the Trust not earlier than the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Trustees to be elected at such meeting.

~~(c)           Special Nomination Provisions.~~

(c)           ~~(2)~~Nomination of the Managing Trustees by the Board of Trustees.  Subject to the provisions of the Trust Agreement (and any Certificate of Designation attached thereto), if there are any remaining Independent Trustees~~.  Notwithstanding anything herein to the contrary~~, the ~~Independent~~ Managing Trustees nominated by the Board of Trustees shall be nominated by the Nominating ~~Committee of the Board of Trustees, which nominations shall be subject to the approval of two-thirds of the Board of Trustees.  All Managing Trustees shall have the right to recommend to the Nominating Committee for its consideration their choices for the Independent Trustee nominees.~~  and Governance ~~Nomination of the non-Independent Trustees.  Subject to the provisions of the Trust Agreement (including, without limitation, any Certificate of Designation attached thereto), non-Independent Trustees nominated by the Board of Trustees shall be nominated by the Nominating~~ Committee of the Board of Trustees, which nominations shall be subject to the approval of a majority of the ~~Board of~~ Managing Trustees.  All Managing Trustees shall have the right to recommend to the Nominating and Governance Committee for its consideration their choices for the ~~non-Independent~~ Managing Trustee nominees.  If there is no remaining Independent Trustee, any such nomination shall be made by a majority of the remaining Managing Trustees.

(d)   General.  (1)  Only such Persons who are nominated in accordance with the procedures set forth in this Section 12 shall be eligible to serve as Managing Trustees and only such business shall be conducted at a meeting of Shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 12.  The chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section 12 and, if any proposed nomination or business is not in compliance with this Section 12, to declare that such defective nomination or proposal be disregarded.

(2)   “Public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or in a document publicly filed by the Trust with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(3)   Notwithstanding the foregoing provisions of this Section 12, a Shareholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 12.  Nothing in this Section 12 shall be deemed to affect any rights of Shareholders to request inclusion of proposals or the Trust’s right to exclude such proposals in the Trust’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

Section 13.   VOTING BY BALLOT.  Voting on any question or in any election may be viva voce unless the chairman of the meeting shall order or any Shareholder shall demand that voting be by ballot.

Section 14.   CONDUCT OF MEETINGS.  The Board of Trustees may adopt by resolution such rules and regulations for the conduct of meeting of Shareholders as it shall deem appropriate.  Except to the extent inconsistent with such rules and regulations as adopted by the Board of Trustees, the chairman of any meeting of Shareholders shall have the right and authority to convene and adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting.  Such rules, regulations or procedures, whether adopted by the Board of Trustees or prescribed by the chairman of the meeting, may include, without limitation, the following:

(a)   The establishment of an agenda or order of business for the meeting;

(b)   Rules and procedures for maintaining order at the meeting and the safety of those present;

(c)   Limitations on attendance at or participation in the meeting of Shareholders of record, their duly authorized and constituted proxies or such other Persons as the chairman of the meeting shall determine;

(d)   Restrictions on entry to the meeting after the time fixed for the commencement thereof; and

(e)   Limitations on the time allotted to questions or comments by participants.  Unless and to the extent determined by the Board of Trustees or the chairman of the meeting, meetings of Shareholders shall not be required to be held in accordance with the rules of parliamentary procedure.

Section 15.   ACTION BY CONSENT OF SHAREHOLDERS.  Any action required or permitted to be taken at any annual or special meeting of the Shareholders may be taken, in the sole discretion of the Board of Trustees, without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding Shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all Shares entitled to vote thereon were present and voted and shall be delivered to the Trust by delivery to its principal place of business, an officer or agent of the Trust having custody of the book in which proceedings of minutes of Shareholders are recorded, or as otherwise designated by the Board of Trustees in its sole discretion (including, without limitation, by means of electronic transmission to an email address or facsimile number of the Trust provided to the Shareholders by the Trust).  The Trust shall make a public announcement of the taking of the action without a meeting by less than unanimous written consent.  Unless the Board of Trustees, acting in its sole discretion, decides that Shareholders may act by consent or consents in writing, Shareholders shall have no right with respect to any matter to act by a consent or consents in writing.

Section 16.   RECORD DATE FOR ACTION BY CONSENT OF SHAREHOLDERS.  In order that the Trust may determine the Shareholders entitled to consent to action in writing without a meeting, the Trustees may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Trustees, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Trustees.

ARTICLE III

MANAGING TRUSTEES

Section 1.   GENERAL POWERS.  The business and affairs of the Trust shall be managed under the direction of its Board of Trustees.

Section 2.   ~~LIMITATIONS ON POWERS.  The Board of Trustees shall not have the authority to:~~INTENTIONALLY OMITTED.

~~(a)           cause the Trust to acquire Minority Positions which, in the aggregate, are in excess of 15% of Total Market Value (measured at the time of such investment);~~

~~(b)           cause the Trust to invest in a First Mortgage Bond secured by a Mortgage Loan on any one Underlying Property if the principal of such First Mortgage Bond would exceed, in the aggregate, an amount equal to 20% of Total Market Value (measured at the time of such investment);~~

~~(c)           cause the Trust to invest in First Mortgage Bonds secured by Mortgage Loans to any one borrower if the principal of such First Mortgage Bonds would exceed, in the aggregate, an amount greater than 20% of Total Market Value (measured at the time of such investment);~~

~~(d)           cause the Trust to invest in First Mortgage Bonds secured by Mortgage Loans on unimproved real property or Tax-Exempt Securities relating to unimproved real property in an amount in excess of 10% of Total Market Value (measured at the time of such investment);~~

~~(e)           cause the Trust to invest in a First Mortgage Bond secured by a Mortgage Loan on any one Underlying Property if the aggregate amount of all mortgage loans outstanding on the Underlying Property, including the principal amount of the Mortgage Loan, would exceed an amount equal to 85% of the appraised fair market value of the Underlying Property, as determined by an independent appraiser, unless the Board of Trustees or the Manager determines that substantial justification exists for investing in such a First Mortgage Bond because of other aspects of the loans, such as the net worth of the borrower, the credit rating of the borrower based on historical financial performance, additional collateral (such as a pledge or assignment of other real estate or another real estate mortgage) or an assignment of rents under a lease or where the Trust has purchased a First Mortgage Bond at a price that is no more than 85% of the value of the Underlying Property (notwithstanding that the face amount of the outstanding mortgage loans with respect to the Underlying Property exceeds 85% of the appraised fair market value of the Underlying Property), provided that any loans relating to the Underlying Property which are advanced by third parties (and which cause the aggregate amount of all mortgage loans outstanding on the Underlying Property to exceed 85% of the appraised fair market value of the Underlying Property) are subordinated to the Trust’s investment and do not entitle such third party lender to any material rights upon default without the Trust’s consent until after the Trust’s First Mortgage Bond and related Mortgage Loan with respect to such Underlying Property have been repaid;~~

~~(f)           do any act in contravention of these Bylaws or which would make it impossible to carry on the ordinary business of the Trust;~~

~~(g)           confess a judgment against the Trust in connection with any threatened or pending legal action;~~

~~(h)           possess any Trust asset or assign the rights of the Trust in specific Trust assets for other than a Trust purpose;~~

~~(i)           perform any act (other than an act required by these Bylaws or any act taken in good faith reliance upon counsel’s opinion) which would, at the time such act occurred, subject any Shareholders to liability in any jurisdiction;~~

~~(j)           commingle the Trust funds with those of any other Person;~~

~~(k)           operate the Trust in such a manner as to have the Trust classified as (1) an “investment company” for purposes of the Investment Company Act of 1940, as amended, or (2) other than as a partnership for purposes of the Code;~~

~~(l)           cause the Trust to invest in real estate contracts of sale, otherwise known as land sale contracts, unless such contracts of sale are in recordable form and are appropriately recorded in the chain of title; and~~

Section 3.   NUMBER, TENURE AND QUALIFICATIONS.  At any regular meeting or at any special meeting called for that purpose, ~~two-thirds~~ a majority of the ~~entire Board of~~ Managing Trustees then in office may establish, increase or decrease the number of Managing Trustees, provided that , subject to Section 3.1(c) of the Trust Agreement and Section 11(a) of Article III of these Bylaws, the number thereof shall never be less than three nor more than ~~sixteen~~eleven, and at least a majority of the Managing Trustees~~,~~ then in office by at least ~~(i) one trustee while Mr. White is on the Board of Trustees and, (ii)~~ two ~~trustees if Mr. White is not on the Board of~~ Managing Trustees shall be Independent Trustees (the “Independent Trustee Majority Requirement”), and further provided that the tenure of office of a Managing Trustee shall not be affected by any decrease in the number of Managing Trustees.

Section 4.   ANNUAL AND REGULAR MEETINGS.  An annual meeting of the Board of Trustees shall be held immediately after and at the same place, if any, as the annual meeting of Shareholders, no notice other than this Bylaw being necessary; provided, that, if the annual meeting of Shareholders is held solely by remote communication, the place of the annual meeting of the Board of Trustees shall be the Trust’s principal place of business or such other place designated by the Board of Trustees.  The Board of Trustees may provide, by resolution, the time and place, either within or without the State of Delaware, for the holding of regular meetings of the Board of Trustees without other notice than such resolution.

Section 5.   SPECIAL MEETINGS.  Special meetings of the Board of Trustees may be called by or at the request of the chairman of the Board of Trustees, or by a majority of the Managing Trustees then in office.  The Person or Persons authorized to call special meetings of the Board of Trustees may fix any place, either within or without the State of Delaware, as the place for holding any special meeting of the Board of Trustees called by them.

Section 6.   NOTICE.  Notice of any special meeting of the Board of Trustees shall be delivered personally or by telephone, email~~,~~ or facsimile transmission, United States mail or courier to each Managing Trustee at his email, business or residence address.  Notice by personal delivery, by telephone, email or a facsimile transmission shall be given at least two days prior to the meeting.  Notice by mail shall be given at least five days prior to the meeting and shall be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid.  Telephone notice shall be deemed to be given when the Managing Trustee is personally given such notice in a telephone call to which he is a party.  Email and facsimile transmission notice shall be deemed to be given upon completion of the transmission of the message to the facsimile number or email address given to the Trust by the Managing Trustee and receipt of a completed answer-back or reply indicating receipt. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Board of Trustees need be stated in the notice, unless specifically required by statute or these Bylaws.

Section 7.   QUORUM.  A majority of the Managing Trustees then in office shall constitute a quorum for transaction of business at any meeting of the Board of Trustees notwithstanding the existence of one or more vacancies in the number of members of the Board of Trustees, provided that, if less than a majority of such Managing Trustees then in office are present at said meeting, a majority of the Managing Trustees present at such meeting may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to the Trust Agreement or these Bylaws, the vote of a majority of the Managing Trustees then in office constituting a particular group of Managing Trustees is required for action, a quorum must also include a majority of such group, but only with respect to a vote on such action.

The Managing Trustees present at a meeting which has been duly called and convened may continue to transact business until adjournment, notwithstanding the withdrawal of enough Managing Trustees to leave less than a quorum.

Section 8.   VOTING.  The action of the majority of the Managing Trustees then in office who are present at a meeting at which a quorum is present shall be the action of the Board of Trustees (including with respect to actions to merge, consolidate or convert the Trust), unless the concurrence of a greater proportion of Managing Trustees then in office is required for such action by the Trust Agreement or applicable law.  Notwithstanding the foregoing, where any action is required pursuant to the terms of the Trust Agreement to be approved by a majority vote of the Independent Trustees or by a majority of the Independent Trustees (or like wording), then the action of a majority of the total number of Persons at the time serving on the Board of Trustees who constitute Independent Trustees shall be the action of the Board of Trustees.

Section 9.   TELEPHONE MEETINGS.  Managing Trustees may participate in a meeting by means of a conference telephone or similar communications equipment if all Persons participating in the meeting can hear each other at the same time.  Participation in a meeting by these means shall constitute presence in person at the meeting.

Section 10.   INFORMAL ACTION BY MANAGING TRUSTEES.  Any action required or permitted to be taken at any meeting of the Board of Trustees may be taken without a meeting, if a consent or consents in writing to such action ~~is~~ are solicited from all members of the Board of Trustees then in office and signed by ~~each~~ the Managing ~~Trustee~~ Trustees representing the minimum number of votes that would be necessary to authorize or to take such action at a meeting at which all members of the Board of Trustees then in office and permitted to vote on such action were present and voted and such written consent ~~is~~ or written consents are filed with the minutes of proceedings of the Board of Trustees.

Section 11.   VACANCIES.

(a)   General.  If for any reason any or all the Managing Trustees cease to be Managing Trustees, such event shall not annul, dissolve or terminate the Trust or affect these Bylaws or the powers of the remaining Managing Trustees hereunder (even if fewer than three Managing Trustees remain).  Any individual elected as Managing Trustee in accordance with ~~this~~ Section 11 (b) of Article III of these Bylaws shall hold office until the next annual meeting of Shareholders at which such Managing Trustee’s class is to be elected and until his successor is elected and qualifies.  If for any reason any Managing Trustee shall cease to be a Managing Trustee, the Nominating and Governance Committee and ~~the~~ any remaining members of the Board of Trustees ~~shall act with reasonable promptness to~~ may, in their sole discretion, appoint a new Managing Trustee in accordance with this Section 11.  Notwithstanding any provision in these Bylaws (including Article XIV) and notwithstanding the existence of one or more vacancies in its number of members, the Board of Trustees (even if fewer than three Managing Trustees remain on the Board of Trustees and even if there is no remaining Independent Trustee on the Board of Trustees) or any committee thereof shall have and may exercise all of its rights and powers to conduct the business of the Trust; provided, however, that in the event the Independent Trustee Majority Requirement is not satisfied, the remaining members of the Board of Trustees shall use reasonable efforts to appoint one or more replacement Independent Trustees in accordance with this Section 11 so that a majority of the Managing Trustees then in office would be Independent Trustees and that the number of Independent Trustees shall be greater than the number of non-Independent Trustees by at least two; and, provided, further, that if the Independent Trustee Majority Requirement is not satisfied for any period of time in excess of 120 days from the date on which it is first not satisfied, the remaining members of the Board of Trustees, from the expiration of such 120-day period and until the satisfaction of such condition, shall not be authorized to take any action other than to fill any vacancies on the Board of Trustees and, subject to Section 3 of Article III of these Bylaws, establish, increase or decrease the number of Managing Trustees on the Board of Trustees.

(b)   Independent Trustees and Non-Independent Trustees.  ~~If~~ Subject to the provisions of the Trust Agreement (and any Certificate of Designation attached thereto), if any vacancy, whether or not created by an increase in the number of Managing Trustees, must be filled with an Independent Trustee or a non-Independent Trustee to comply with the terms of Section 3.1 of the Trust Agreement, these Bylaws or otherwise, and there are any remaining Independent Trustees, replacement Independent Trustees and replacement non-Independent Trustees shall be nominated by the Nominating and Governance Committee of the Board of Trustees~~, which nominations shall be subject to the approval of two-thirds of the Managing Trustees,~~  and the vacancy shall be filled by a majority vote of the Managing Trustees ~~electing a nominated replacement Independent Trustee~~. All Managing Trustees shall have the right to recommend to the Nominating and Governance Committee for its consideration their choices for the replacement Independent Trustee nominees and the replacement non-Independent Trustee nominees.  If there is no remaining Independent Trustee, any such vacancies shall be filled by a majority of the remaining Managing Trustees.

~~(c)           Non-Independent Trustees.  Subject to the provisions of the Trust Agreement (including, without limitation, any Certificate of Designation attached thereto), if any vacancy, whether or not created by an increase in the number of Managing Trustees, must be filled with a non-Independent Trustee to comply with the terms of Section 3.1 of the Trust Agreement, replacement non-Independent Trustees shall be nominated by the Nominating Committee of the Board of Trustees and the vacancy shall be filled by a majority vote of the Managing Trustees. All Managing Trustees shall have the right to recommend to the Nominating Committee for its consideration their choices for the replacement non-Independent Trustee nominee.~~

Section 12.   COMPENSATION.  Managing Trustees other than Independent Trustees shall not receive any salary or other compensation for their services as Managing Trustees.  By resolution of the Board of Trustees, Independent Trustees may receive fixed sums, Shares in the Trust or other compensation per year and/or per meeting and/or for any service or activity they performed or engaged in as Managing Trustees.  Managing Trustees may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the Board of Trustees or of any committee thereof and for their expenses, if any, in connection with any other service or activity they performed or engaged in as Managing Trustees; but nothing herein contained shall be construed to preclude any Managing Trustees from serving the Trust in any other capacity and receiving compensation therefor.

Section 13.   LOSS OF DEPOSITS.  No Trustee shall be liable for any loss which may occur by reason of the failure of the bank, trust company, savings and loan association, or other institution with whom moneys or property have been deposited.

Section 14.   SURETY BONDS.  Unless required by law, no Trustee shall be obligated to give any bond or surety or other security for the performance of any of his duties.

Section 15.   RELIANCE.  Each Trustee, officer (if any), employee and agent of the Trust shall, in the performance of his or her duties with respect to the Trust, be fully justified and protected with regard to any act or failure to act in reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel or upon reports made to the Trust by any of its officers (if any) or employees (if any) or by the adviser, accountants, appraisers or other experts or consultants selected by the Board of Trustees or officers (if any) of the Trust, regardless of whether such counsel or expert may also be a Trustee.

Section 16.   CERTAIN RIGHTS OF TRUSTEES, OFFICERS, EMPLOYEES AND AGENTS.  The Trustees shall have no responsibility to devote their full time to the affairs of the Trust.  Any Trustee or officer (if any), employee (if any) or agent of the Trust, in his personal capacity or in a capacity as an affiliate, employee, or agent of any other Person, or otherwise, may have business interests and engage in business activities similar to or in addition to or in competition with those of or relating to the Trust.

Section 17.   CERTAIN RIGHTS OF THE INDEPENDENT TRUSTEES.

(a)   CENTERLINE CAPITAL GROUP, INC.  Notwithstanding any provision herein to the contrary but subject to Section 11(a) of Article III of these Bylaws, at any time at which there are any Independent Trustees in office, the powers and duties conferred and imposed upon the Trust as sole shareholder of Centerline Capital Group, Inc. in accordance with Article 13 of the certificate of incorporation of Centerline Capital Group, Inc. relating to (i) the taking or refraining from taking of action by Centerline Capital Group, Inc. with respect to any consents, waivers, amendments, approvals, elections or similar actions under or pertaining to any of the RCC Acquisition Documents (as defined below) that may affect the rights or obligations of any of APH Associates L.P., DLK Associates L.P., Marc Associates, L.P., Related General II L.P. and SJB Associates L.P., or their Affiliates (as defined in that certain Contribution Agreement dated as of December 17, 2002, as amended from time to time (the “Contribution Agreement”) by and among CharterMac Capital Company, LLC (now known as ~~[~~Centerline Capital Company~~]~~ , LLC) and the other parties named therein~~)~~, or (ii) any amendment to this Section 17, shall be exercised and performed by the Independent Trustees.  For such purposes, the Independent Trustees shall act by the affirmative vote of a majority of the persons who are then serving as Independent Trustees at a meeting at which at least a majority of the Independent Trustees are present or by unanimous written consent of the Independent Trustees then serving as Independent Trustees.  The provisions of these ~~bylaws~~ Bylaws and of Delaware Statutory Trust Act shall govern such action at a meeting or by written consent as if the Independent Trustees constituted the ~~board~~ Board of ~~trustees~~Trustees.  For the purposes of this Section 17, “RCC Acquisition Documents” shall mean collectively the Contribution Agreement and each of the Collateral Agreements (as defined in the Contribution Agreement).

(b)   Trustee Liability.  The personal liability of the Independent Trustees acting pursuant to Section 17(a) hereof is hereby eliminated to the fullest extent permitted by the Delaware Statutory Trust Act, as the same may be amended and supplemented.

ARTICLE IV

COMMITTEES

Section 1.   NUMBER, TENURE AND QUALIFICATIONS.  The Board of Trustees may appoint an Audit Committee, a Compensation Committee, a Nominating and Governance Committee and any other committees determined to be necessary or advisable by the Board of Trustees. Such committees shall be comprised of one or more Managing Trustees and may also be comprised of individuals appointed by the Board of Trustees who are not trustees of the Trust.  Each of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee shall be entirely comprised of  Independent Trustees or individuals that are not trustees of the Trust who would otherwise qualify as an Independent Trustee.

Section 2.   POWERS.  The Board of Trustees may delegate to committees appointed under Section 1 of this Article any of the powers of the Board of Trustees, except as prohibited by law.

Section 3.   MEETINGS.  Notice of committee meetings shall be given in the same manner as notice for special meetings of the Board of Trustees.  A majority of the members of the committee then in office shall constitute a quorum for the transaction of business at any meeting of the committee.  The act of a majority of the committee members then in office and present at a meeting shall be the act of such committee.  The Board of Trustees may designate a chairman of any committee, and such chairman or any two members of any committee may fix the time and place of its meeting unless the Board of Trustees shall otherwise provide.  In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint another Managing Trustee to act in the place of such absent member.  Each committee shall keep minutes of its proceedings.

Section 4.   TELEPHONE MEETINGS.  Members of a committee of the Board of Trustees may participate in a meeting by means of a conference telephone or similar communications equipment if all Persons participating in the meeting can hear each other at the same time.  Participation in a meeting by these means shall constitute presence in person at the meeting.

Section 5.   INFORMAL ACTION BY COMMITTEES.  Any action required or permitted to be taken at any meeting of a committee of the Board of Trustees may be taken without a meeting, if a consent or consents in writing to such action ~~is signed by each member of the~~ are solicited from all members of such committee then in office and signed by the members of such committee representing the minimum number of votes that would be necessary to authorize or to take such action at a meeting at which all members of such committee then in office and permitted to vote on such action were present and voted and such written consent ~~is~~ or written consents are filed with the minutes of proceedings of such committee.

Section 6.   VACANCIES.  Subject to the provisions hereof, the Board of Trustees shall have the power at any time to change the membership of any committee, to fill all vacancies, to designate alternate members to replace any absent or disqualified member or to dissolve any such committee.

ARTICLE V

OFFICERS

The Trust shall not have any officers.  Notwithstanding the foregoing, the Board of Trustees may from time to time in its sole discretion appoint persons as “officers” of the Trust with such titles, powers and duties as they shall deem necessary or desirable.

ARTICLE VI

CONTRACTS, LOANS, CHECKS AND DEPOSITS

Section 1.   CONTRACTS.  Subject to the terms of the Trust Agreement, the Board of Trustees may authorize an officer (if any), ~~the~~ any Manager or other agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Trust and such authority may be general or confined to specific instances.  Any agreement, deed, mortgage, lease or other document executed by one or more of the Managing Trustees or by an authorized Person shall be valid and binding upon the Trust when authorized or ratified by action of the Board of Trustees.

Section 2.   CHECKS AND DRAFTS.  All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Trust shall be signed by such officer of the Trust (if any), ~~the~~ a Manager or other agent of the Trust in such manner as shall from time to time be determined by the Board of Trustees.

Section 3.   DEPOSITS.  All funds of the Trust not otherwise employed shall be deposited from time to time to the credit of the Trust in such banks, trust companies or other depositories as the Board of Trustees may designate.

ARTICLE VII

SHARES OF BENEFICIAL INTEREST

Section 1.   CERTIFICATES.  Shares may, but need not be, represented by certificates.  Shares not represented by certificates will be held in book-entry form.  Each Shareholder of Shares not represented by certificates may request from the Trust, and upon such request, shall be entitled to, a certificate or certificates which shall represent and certify the number of Shares of each class or series of beneficial interest held by him in the Trust.  Each certificate representing Shares shall be signed by the chairman of the Board of Trustees, if any, ~~or~~ any Managing Trustee ~~if no chairman has been elected~~, any Manager or any officer or other agent of the Trust designated by the Board of Trustees, and may be sealed with the seal, if any, of the Trust.  ~~The~~ Such signatures ~~of the Managing Trustees~~ may be either manual or facsimile.  Certificates are not valid until manually countersigned and registered by the Trust’s transfer agent and/or registrar.  Certificates shall be consecutively numbered; and if the Trust shall, from time to time, issue several classes or series of shares, each class may have its own number series.  A certificate is valid and may be issued whether or not a Managing Trustee , a Manager or an officer or other agent of the Trust who signed it is still a Managing Trustee , a Manager or an officer or agent of the Trust, respectively, when it is issued.  Each certificate representing Shares which are restricted as to their transferability or voting powers, which are preferred or limited as to their distributions or as to their allocable portion of the assets upon dissolution and liquidation or which are redeemable at the option of the Trust, shall have a statement of such restriction, limitation, preference or redemption provision, or a summary thereof, plainly stated on the certificate.  If the Trust intends to issue certificated Shares of more than one class, the certificate representing such Shares shall contain on the face or back a full statement or summary of the designations and any preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions and other qualifications and terms and conditions of redemption of such class of beneficial interest and the differences in the relative rights and preferences between the Shares of each series of such class to the extent they have been set and the authority of the Board of Trustees to set the relative rights and preferences of subsequent series of such class.  In lieu of such statement or summary, the certificate may state that the Trust will furnish a full statement of such information to any Shareholder upon written request and without charge.  If any class or series of certificated Shares is restricted by the Trust as to transferability, the certificate representing such Shares shall contain a full statement of the restrictions.

Section 2.   TRANSFERS.  Upon the request by a Shareholder of Shares not represented by certificates to transfer one or more of such Shares, accompanied by proper evidence of succession, assignment or authority to transfer, the transfer agent of the Trust shall transfer such Shares to the account of the Person entitled thereto and shall debit the account of the transferring Shareholder, and the transaction shall be recorded upon the Trust~~'~~’s books.  Upon surrender to the Trust or the transfer agent of the Trust of a Share certificate duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the transfer agent of the Trust shall credit the Shares to the account of the Person entitled thereto, in book-entry form, and shall cancel the certificate representing such Shares, and the transaction shall be recorded upon the Trust~~'~~’s books.

The Trust shall be entitled to treat the holder of record of any Shares as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Share or on the part of any other Person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

Notwithstanding the foregoing, transfers of Shares shall be subject in all respects to the Trust Agreement and all of the terms and conditions contained therein, and to the terms of such Shares determined by the Board of Trustees in accordance with Section 10.2 of the Trust Agreement.

Section 3.   REPLACEMENT CERTIFICATE.  ~~The~~ A Manager or any other Person designated by the Board of Trustees may direct a new certificate to be issued in place of any certificate previously issued by the Trust alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the Person claiming the certificate to be lost, stolen or destroyed and requesting a new certificate.  When authorizing the issuance of a new certificate, ~~the~~ a Manager or such other Person designated by the Board of Trustees may, in such Person’s discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or the owner’s legal representative to advertise the same in such manner as ~~the~~ a Manager or such other Person shall require and/or to give bond, with sufficient surety, to the Trust and the Trustees of the Trust to indemnify them against any loss or claim which may arise as a result of the issuance of a new certificate.

Section 4.   CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE.  Subject to Article II, Section 16, with respect to record dates in connection with consent to action without a meeting, the Board of Trustees may set, in advance, a record date for the purpose of determining Shareholders entitled to notice of or to vote at any meeting of Shareholders or determining Shareholders entitled to receive payment of any distribution or the allotment of any other rights, or in order to make a determination of Shareholders for any other proper purpose.  Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than 90 days and, in the case of a meeting of Shareholders, not less than ten days, before the date on which the meeting or particular action requiring such determination of Shareholders of record is to be held or taken.

In lieu of fixing a record date, the Board of Trustees may provide that the Share transfer books shall be closed for a stated period but not longer than 20 days.  If the Share transfer books are closed for the purpose of determining Shareholders entitled to notice of or to vote at a meeting of Shareholders, such books shall be closed for at least ten days before the date of such meeting.

If no record date is fixed and the Share transfer books are not closed for the determination of Shareholders, (a) the record date for the determination of Shareholders entitled to notice of or to vote at a meeting of  Shareholders shall be at the close of business on the day on which the notice of meeting is mailed or the 30th day before the meeting, whichever is the closer date to the meeting; and (b) the record date for the determination of Shareholders entitled to receive payment of a distribution or an allotment of any other rights shall be the close of business on the day on which the resolution of the directors, declaring the distribution or allotment of rights, is adopted.

When a determination of Shareholders entitled to vote at any meeting of Shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except when (i) the determination has been made through the closing of the transfer books and the stated period of closing has expired or (ii) the meeting is adjourned to a date more than 120 days after the record date fixed for the original meeting, in either of which case a new record date shall be determined as set forth herein.

Section 5.   SHARE LEDGER.  The Trust shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate Share ledger containing the name and address of each Shareholder and the number of Shares of each class or series held by such Shareholder.

Section 6.   FRACTIONAL SHARES; ISSUANCE OF UNITS.  The Board of Trustees may issue fractional Shares or provide for the issuance of scrip, all on such terms and under such conditions as they may determine.  Notwithstanding any other provision of the Trust Agreement or these Bylaws, the Board of Trustees may issue units consisting of different securities of the Trust.  Any such security issued in a unit shall have the same characteristics as any identical securities issued by the Trust, except that the Board of Trustees may provide that for a specified period securities of the Trust issued in such unit may be transferred on the books of the Trust only in such unit.

ARTICLE VIII

ACCOUNTING YEAR

The Board of Trustees shall have the power, from time to time, to fix the fiscal year of the Trust by a duly adopted resolution.

ARTICLE IX

DISTRIBUTIONS

Section 1.   AUTHORIZATION.  Distributions upon the Shares of the Trust may be authorized and declared by the Board of Trustees, subject  to the provisions of law and the Trust Agreement.  Distributions  may be paid in cash, property or Shares of the Trust, subject to the provisions of law and the Trust Agreement.

Section 2.   CONTINGENCIES.  Before payment of any distributions, there may be set aside out of any assets of the Trust available for distributions such sum or sums as the Board of Trustees may from time to time, in its absolute discretion, think proper as a reserve fund for contingencies, for equalizing distributions, for repairing or maintaining any property of the Trust or for such other purpose as the Board of Trustees shall determine to be in the best interest of the Trust, and the Board of Trustees may, in its sole discretion, modify or abolish any such reserve in the manner in which it was created.

ARTICLE X

INVESTMENT POLICY

Subject to the provisions of the Trust Agreement, the Board of Trustees may from time to time adopt, amend, revise or terminate any policy or policies with respect to investments by the Trust as it shall deem appropriate in its sole discretion.

ARTICLE XI

SEAL

Section 1.   SEAL.  The Board of Trustees may authorize the adoption of a seal by the Trust.  The seal shall contain the name of the Trust and the year of its creation and the words “Delaware Statutory Trust.”  The Board of Trustees may authorize one or more duplicate seals and provide for the custody thereof.

Section 2.   AFFIXING SEAL.  Whenever the Trust is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word “(SEAL)” adjacent to the signature of the Person authorized to execute the document on behalf of the Trust.

ARTICLE XII

INDEMNIFICATION AND ADVANCE OF EXPENSES

To the maximum extent permitted by Delaware law in effect from time to time and in addition to any rights set forth in the Trust Agreement, the Trust shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any ~~individual~~ Person who is a present or former Trustee, Manager, officer (if any), employee (if any) or agent of the Trust and who is made a party to the proceeding by reason of his service in that capacity or (b) any ~~individual~~ Person who, while a Trustee, Manager, officer (if any), employee (if any) or agent of the Trust and at the request of the Trust, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise as a director, officer, partner or trustee of such corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made a party to the proceeding by reason of such Person’s service in that capacity.  The Trust may, with the approval of its Board of Trustees, provide such indemnification and advance for expenses to a Person who served a predecessor of the Trust in any of the capacities described in (a) or (b) above and to any officer (if any), employee (if any) or agent of the Trust or a predecessor of the Trust.  The foregoing rights to indemnification and advancement of expenses shall be in addition to any other right to indemnification and advancement of expenses that such Persons may have under the Trust Agreement, ~~the~~ a Management Agreement, any contract, at law, under any insurance policy or otherwise.

Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Trust Agreement inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal, adoption or amendment.

ARTICLE XIII

WAIVER OF NOTICE

Whenever any notice is required to be given pursuant to the Trust Agreement or these Bylaws or pursuant to applicable law, a waiver thereof in writing, signed by the Person or Persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.  Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice, unless specifically required by statute.  The attendance of any Person at any meeting shall constitute a waiver of notice of such meeting, except where such Person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

ARTICLE XIV

AMENDMENT OF BYLAWS

The Board of Trustees shall have the exclusive power to adopt, alter or repeal any provision of these Bylaws and to make new Bylaws; provided that notwithstanding anything herein to the contrary, ~~(i) any amendment, alteration or repeal of any provisions of these Bylaws that require the vote of two-thirds of the Board of Trustees for the taking of any action, and any adoption, amendment or alteration of any other provisions of these Bylaws or the Trust Agreement inconsistent with such provisions, shall require the approval of not less than two-thirds of the members of the Board of Trustees, and (ii)~~ any amendment, alteration or repeal of any provisions of these Bylaws that require the vote of a majority of the Independent Trustees (or a majority vote of the Independent Trustees) for the taking of any action, and any adoption, amendment or alteration of any other provisions of these Bylaws or the Trust Agreement inconsistent with such provisions, shall require the approval of not less than a majority of the Independent Trustees.  Notwithstanding the foregoing or any provision in these Bylaws to the contrary (other than Section 11(a) of Article III of these Bylaws) and in addition to any restrictions on amendments to the Trust Agreement contained in the Trust Agreement, a proposal, recommendation, vote or consent by the Board of Trustees to amend the definitions of “Independent Trustee” and “Managing Trustee” in the Trust Agreement, Sections 3.1(a), 10.11 and 11.2 of the Trust Agreement, Sections 3 and 12(c) of Article II of these Bylaws, Sections 3, 8, 10, 11(a), 11(b), 12 and 17 of Article III of these Bylaws, Article IV of these Bylaws and Article XIV of these Bylaws, shall also require the vote or consent of a majority of the Independent Trustees (the “Independent Trustee Amendment Provision”).  The Independent Trustee Amendment Provision shall remain effective through and including March 5, 2013 (the “Cessation Date”).  After the Cessation Date, the Independent Trustee Amendment Provision shall automatically cease to be in effect and cease to be part of these Bylaws.

ARTICLE XV

REQUESTS FOR LISTS OF SHAREHOLDERS

Section 1. GENERAL.  Any request for access to the lists of Shareholders must be in writing setting forth with particularity a proper purpose reasonably related to the current status of the Person making the request as a Shareholder in the Trust at the time of the request.  The request must certify that the Person making the request is doing so solely on such Person’s own behalf and not on behalf of or for the benefit of any other Person.  If any such request is for the purpose of communicating with Shareholders, such request shall be accompanied by a copy of the proposed communication.  The Person making the request for the list of Shareholders shall reimburse the Trust for all reasonable costs incurred by the Trust in responding to such request.  The Trust shall have no obligation to maintain any list of the names or addresses of any Shareholders who are not record owners of the Shares, including, without limitation, non-objecting beneficial owners of the Shares.

Section 2.   TENDER OFFERS.  The Trust will not provide the Shareholders access to or copies of any of the Trust’s books and records or the lists of Shareholders for the purpose of conducting or facilitating any tender offer or other offer or solicitation to buy 5% or less of the outstanding Shares of the Trust (a “Mini-Tender Offer”) unless, in addition to compliance with all other applicable legal requirements, the Person making such Mini-Tender Offer agrees in writing to comply with all of the terms and conditions set forth herein:

(a)   Such Mini-Tender Offer shall afford Shareholders withdrawal rights during the entire period the Mini-Tender Offer remains open.

(b)   Such Mini-Tender Offer shall afford Shareholders proration rights for all Shares of the Trust tendered during the entire period the Mini-Tender Offer remains open.

(c)   Such Mini-Tender Offer shall truthfully and completely disclose all material facts pertaining to such Mini-Tender Offer, the Trust and the market and prices for the Shares of the Trust that the Person making the Mini-Tender Offer knows or reasonably should know.

(d)   Such Mini-Tender Offer shall fully comply in all respects with all applicable federal and state laws.

(e)   At least seven business days prior to the commencement of any Mini-Tender Offer, the Persons conducting such Mini-Tender Offer shall deliver to the Trust copies of all written materials respecting such Mini-Tender Offer that the Person making the Mini-Tender Offer intends to disseminate to the Shareholders.

(f)   The Trust shall have the right to require any Person making any Mini-Tender Offer to deliver to the Trust an opinion rendered by legal counsel, in form and substance satisfactory to the Trust, stating that such Mini-Tender Offer is in full compliance in all respects with applicable federal and state laws.

Section 3.   MAILING BY THE TRUST IN LIEU OF PROVIDING SHAREHOLDER LIST.  In lieu of providing any other form of access to the lists of Shareholders (and subject to any such communication complying with all requirements of this instrument, the Trust Agreement and applicable law), the Trust reserves the right to mail any such communication (including, without limitation, copies of all written materials that a Person making a Mini-Tender Offer intends to disseminate to the Shareholders) to Shareholders on behalf of the requesting Shareholder at the expense of the Shareholder.

ARTICLE XVI

DEFINITIONS

Section 1.   CERTAIN DEFINITIONS.  All terms not otherwise defined in these Bylaws shall have the meanings ascribed to them in the ~~Second~~ Third Amended and Restated Trust Agreement of the Trust, as amended from time to time (the “Trust Agreement”).  As used in these Bylaws, the following terms shall have the meanings set forth below:

“Cessation Date” shall have the meaning ascribed to such term in Article XIV hereof.

“Contribution Agreement” shall have the meaning ascribed to such term in Article III, Section 17(a) hereof.

“Entity” shall mean any general partnership, limited partnership, corporation, joint venture, trust, business or statutory trust, real estate investment trust, limited liability company, cooperative or association.

“Exchange Act” shall have the meaning ascribed to such term in Article II, Section 12(a)(2) hereof.

~~“First Mortgage Bonds” shall mean tax-exempt participating or non-participating first mortgage bonds issued by various state or local governments or their agencies or authorities.~~“Independent Trustee Amendment Provision” shall have the meaning ascribed to such term in Article XIV hereof.

“Independent Trustee Majority Requirement” shall have the meaning ascribed to such term in Article III, Section 3 hereof.

“Management Agreement” shall mean the agreement (or agreements) between the Trust and ~~the~~ a Manager, as amended from time to time, pursuant to which ~~the~~ a Manager will be engaged by the Trust to provide advisory services to the Trust and/or to conduct the business and affairs of the Trust upon the terms and conditions therein.

“Manager(s)” shall mean such Person (or Persons) who provide advisory services to the Trust and/or to which the Board of Trustees delegates the authority to conduct the business and affairs of the Trust in all matters , in each case as set forth in the Management ~~Agreement~~ Agreements with the Manager~~.~~(s).

 “Mini-Tender Offer” shall have the meaning ascribed to such term in Article XV, Section 2 hereof.

~~“Minority Position” shall mean a minority position of a First Mortgage Bond, which is subordinated to the credit position of the holders of the remaining portions of such First Mortgage Bond.~~

~~“Mortgage Loan” shall mean the first mortgage and related mortgage loan on an Underlying Property which has been financed with the proceeds of a First Mortgage Bond.~~

“Person” shall mean an individual or Entity.

“public announcement” shall have the meaning ascribed to such term in Article II, Section 12(d)(2) hereof.

~~“Tax-Exempt Securities” shall mean securities, the income from which is exempt from federal income taxation, which are rated not lower than A1 by Moody’s Investors Service, Inc. or A+ by Standard & Poor’s Ratings Group, or are unrated but which the Manager determines are of comparable quality.~~“RCC Acquisition Documents” shall have the meaning ascribed to such term in Article III, Section 17(a) hereof.

~~“Total Market Value” shall mean the greater of (i) the sum of (a) the aggregate market value of the Trust's outstanding Shares and (b) the total leverage (not including trade debt incurred in the ordinary course of business) of the Trust and (ii) the aggregate value of the Trust's assets as determined by the Manager based upon third-party or management appraisals and other criteria as the Board of Trustees shall determine in its sole discretion.~~

“Trust Agreement” shall have the meaning ascribed to such term in Article XVI, Section 1 hereof.

~~“Underlying Properties” shall mean the properties which secure the obligations under the Mortgage Loans, First Mortgage Bonds and other mortgage investments.~~

Notes:                      Adopted by the Board of Trustees on ~~March __, 2007.~~________ __, 2010.

 Appendix D

CENTERLINE HOLDING COMPANY

SIXTH AMENDED AND RESTATED BYLAWS

ARTICLE I

OFFICES

Section 1.   PRINCIPAL OFFICE.  The principal office of the Trust shall be located at such place as the Board of Trustees may designate in its sole discretion.

Section 2.   ADDITIONAL OFFICES.  The Trust may have additional offices at such places as the Board of Trustees may from time to time determine in its sole discretion or the business of the Trust may require.

ARTICLE II

MEETINGS OF SHAREHOLDERS

Section 1.   PLACE; REMOTE COMMUNICATION.

(a)   Except in the case of meetings held solely by remote communication in accordance with paragraph (b) of this Section 1, all meetings of Shareholders shall be held at the principal office of the Trust or at such other place within the United States as shall be stated in the notice of the meeting.

(b)   If authorized by the Board of Trustees in its sole discretion, and subject to such guidelines and procedures as the Board of Trustees may adopt, Shareholders not physically present at a meeting of Shareholders (whether such meeting is to be held at a designated place or solely by means of remote communication) may, by means of remote communication: (i) participate in a meeting of Shareholders; and (ii) be deemed present in person and vote at a meeting of Shareholders, whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (A) the Board of Trustees shall have implemented reasonable measures to verify that each Person deemed present and permitted to vote at the meeting by means of remote communication is a Shareholder (or a duly designated proxy thereof), (B) the Board of Trustees shall have implemented reasonable measures to provide such Shareholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the Shareholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (C) if any such Shareholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Trust.

Section 2.   ANNUAL MEETING.  An annual meeting of the Shareholders shall be held for the election of Managing Trustees whose terms have expired and the transaction of any other proper business on such date and at such time and place, if any, or by such means of remote communication, if any, as may be designated by resolution of the Board of Trustees from time to time.

Section 3.   SPECIAL MEETINGS.  Special meetings of the Shareholders (or of Shareholders holding Shares of any class or series having a separate class or series vote on any matter pursuant to the Trust Agreement or applicable law) may be called by the Board of Trustees pursuant to a resolution adopted by the Board of Trustees, including a majority of the Independent Trustees.  Shareholders may not call special meetings of Shareholders.

Section 4.   NOTICE.  Not less than 10 nor more than 90 days before each meeting of Shareholders, the Board of Trustees shall give to each Shareholder entitled to vote at such meeting and to each Shareholder not entitled to vote who is entitled to notice of the meeting written or printed notice, or notice by electronic transmission, stating the time and place, if any, of the meeting and the means of remote communication, if any, by which Shareholders may be deemed to be present in person and vote at such meeting and, in the case of a special meeting or as otherwise may be required by any statute, stating briefly the purpose for which the meeting is called, either by mail or by presenting it to such Shareholder personally or by leaving it at the Shareholder’s residence or usual place of business.  If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the Shareholder at the Shareholder’s address as it appears on the records of the Trust, with postage thereon prepaid.

For purposes of these Bylaws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.  Notice given to a Shareholder by electronic transmission pursuant to this Section 4 or the Trust Agreement shall be deemed given: (a) if by facsimile telecommunication, when directed to a number of the Shareholder on file with the records of the Trust; (b) if by electronic mail, when directed to an electronic mail address of the Shareholder on file with the records of the Trust; (c) if by a posting on an electronic network together with separate notice to the Shareholder of such specific posting, upon the later of (i) such posting and (ii) the giving of such separate notice; and (d) if by any other form of electronic transmission, when directed to the Shareholder. An affidavit of a Managing Trustee or the secretary or an assistant secretary or of the transfer agent or other agent of the Trust that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

Section 5.   SCOPE OF NOTICE.  Any business of the Trust may be transacted at an annual meeting of Shareholders without being specifically designated in the notice, except such business as is required by any statute to be stated in such notice.  No business shall be transacted at a special meeting of Shareholders except as specifically designated in the notice.

Section 6.   ORGANIZATION.  At every meeting of Shareholders, the chairman of the Board of Trustees, if there is one, shall conduct the meeting or, in the case of vacancy in office or absence of the chairman of the Board of Trustees, the following officers of the Trust:  the president and the vice presidents in their order of rank and seniority, and a Person appointed by the chairman shall act as secretary.

Section 7.   QUORUM AND ADJOURNMENTS.  At any meeting of Shareholders, the presence in person or by proxy of Shareholders entitled to cast a majority of all the votes entitled to be cast at such meeting shall constitute a quorum; provided, however, this section shall not affect any requirement under any statute, the Trust Agreement or these Bylaws regarding the vote necessary for the adoption of any measure.  Any meeting of Shareholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, if any, and notice need not be given of any such adjourned meeting if the time and place, if any, thereof (and the means of remote communication, if any, by which Shareholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting) are announced at the meeting at which the adjournment is taken.  Any meeting of Shareholders, regardless of whether a quorum is present or is not present, may be adjourned from time to time by the chairman of the Board of Trustees or such other person conducting the meeting pursuant to Article II, Section 6 of these Bylaws, or by the Board of Trustees, or by the Shareholders entitled to vote at such meeting, present in person or by proxy, by a majority in voting power thereof.  Any such adjournment of a meeting may be to a date not more than 120 days after the original record date without notice other than announcement at the meeting.  At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.  If the adjournment is for more than 120 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each Shareholder of record entitled to vote at the meeting.

The Shareholders present at a meeting which has been duly called and convened may continue to transact business until adjournment, notwithstanding the withdrawal of enough Shareholders to leave less than a quorum.

Section 8.   VOTING.  A plurality of all the votes entitled to be cast, and actually cast, at a meeting of Shareholders duly called and at which a quorum is present shall be sufficient to elect a Managing Trustee.  Each Share may be voted for as many individuals as there are Managing Trustees to be elected and for whose election the Share is entitled to be voted.  A majority of the votes cast at a meeting of Shareholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless a different vote is required by statute, the Trust Agreement or these Bylaws.  Unless otherwise provided in the Trust Agreement (or any Certificate of Designation attached thereto), each outstanding Share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at any meeting of Shareholders.

Section 9.   PROXIES.  A Shareholder may cast the votes entitled to be cast by the Shares owned of record by such Shareholder either in person or by proxy executed in writing or transmitted by telephone (whether orally or otherwise), telegram, cablegram or means of electronic transmission by the Shareholder or by the Shareholder’s duly authorized attorney in fact.  Such proxy shall be filed with the Board of Trustees before or at the time of the meeting.  No proxy shall be valid after 11 months from the date of its execution, unless otherwise provided in the proxy.  A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.  A Shareholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the Board of Trustees.

Section 10.       VOTING OF SHARES BY CERTAIN HOLDERS.  Shares of the Trust registered in the name of a corporation, partnership, trust or other Entity, if entitled to be voted, may be voted by the president or a vice president, a general partner or trustee thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other Person who has been appointed to vote such stock pursuant to a bylaw or a resolution of the governing body of such corporation, partnership, trust or other Entity or agreement governing the organization of such other Entity presents a certified copy of such bylaw, resolution or agreement, in which case such Person may vote such stock.  Any director or other fiduciary may vote stock registered in his name as such fiduciary, either in person or by proxy.

Shares of the Trust directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding Shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding Shares at any given time.

The Board of Trustees may adopt by resolution a procedure by which a Shareholder may certify in writing to the Trust that any Shares registered in the name of the Shareholder are held for the account of a specified Person other than the Shareholder.  The resolution shall set forth the class of Shareholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date or closing of the Share transfer books, the time after the record date or closing of the Share transfer books within which the certification must be received by the Trust; and any other provisions with respect to the procedure which the Board of Trustees considers necessary or desirable.  On receipt of such certification, the Person specified in the certification shall be regarded as, for the purposes set forth in the certification, the Shareholder of record of the specified Shares in place of the Shareholder who makes the certification.

Section 11.   INSPECTORS.  At any meeting of Shareholders, the chairman of the meeting may appoint one or more Persons as inspectors for such meeting.  Such inspectors shall ascertain and report the number of Shares represented at the meeting based upon their determination of the validity and effect of proxies, count all votes, report the results and perform such other acts as are proper to conduct the election and voting with impartiality and fairness to all the Shareholders.

Each report of an inspector shall be in writing and signed by such inspector or by a majority of them if there is more than one inspector acting at such meeting.  If there is more than one inspector, the report of a majority shall be the report of the inspectors.  The report of the inspector or inspectors on the number of Shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

Section 12.   NOMINATIONS AND SHAREHOLDER BUSINESS.

(a)   Annual Meetings of Shareholders.   (1)  Subject to paragraph (c) of this Section 12, nominations of Persons for election as a Managing Trustee to the Board of Trustees and the proposal of business to be considered by the Shareholders may be made at an annual meeting of Shareholders (i) pursuant to the Trust’s notice of meeting, (ii) by or at the direction of the Board of Trustees or (iii) by any Shareholder of the Trust who was a Shareholder of record both at the time of giving of notice provided for in this Section 12(a) and at the time of the annual meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 12(a).

(2)   For nominations or other business to be properly brought before an annual meeting of Shareholders by a Shareholder pursuant to clause (iii) of paragraph (a)(1) of this Section 12, the Shareholder must have given timely notice thereof in writing to the Board of Trustees.  To be timely, a Shareholder’s notice shall be delivered to the Board of Trustees at the principal executive offices of the Trust not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date or if the Trust has not previously held an annual meeting, notice by the Shareholder to be timely must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.  Such Shareholder’s notice shall set forth (i) as to each Person whom the Shareholder proposes to nominate for election or reelection as a Managing Trustee all information relating to such Person that is required to be disclosed in solicitations of proxies for election of Managing Trustees, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including such Person’s written consent to being named in the proxy statement as a nominee  and to serving as a Managing Trustee if elected); (ii) as to any other business that the Shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such Shareholder and of the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the Shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (x) the name and address of such Shareholder, as they appear on the Trust’s books, and of such beneficial owner and (y) the number of Shares of each class of beneficial interests of the Trust which are owned beneficially and of record by such Shareholder and such beneficial owner. Notwithstanding the foregoing provisions, the Board of Trustees shall have the right, pursuant to Regulation 14A under the Exchange Act, to reject any Shareholder proposal or nomination raised.

(3)   Notwithstanding anything in the second sentence of paragraph (a)(2) of this Section 12 to the contrary, in the event that the number of Managing Trustees to be elected to the Board of Trustees is increased and there is no public announcement naming all of the nominees for Managing Trustee or specifying the size of the increased Board of Trustees made by the Trust at least 70 days prior to the first anniversary of the preceding year’s annual meeting, a Shareholder’s notice required by this Section 12(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Board of Trustees at the principal executive offices of the Trust not later than the close of business on the tenth day following the day on which such public announcement is first made by the Trust.

(b)   Special Meetings of Shareholders.  Only such business shall be conducted at a special meeting of Shareholders as shall have been brought before the meeting pursuant to the Trust’s notice of meeting.  Subject to paragraph (c) of this Section 12, nominations of Persons for election to the Board of Trustees may be made at a special meeting of Shareholders at which Managing Trustees are to be elected (i) pursuant to the Trust’s notice of meeting, (ii) by or at the direction of the Board of Trustees or (iii) provided that the Board of Trustees has determined that Managing Trustees shall be elected at such special meeting, by any Shareholder of the Trust who is a Shareholder of record both at the time of giving of notice provided for in this Section 12(b) and at the time of the special meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 12(b).  Subject to paragraph (c) of this Section 12, in the event the Trust calls a special meeting of Shareholders for the purpose of electing one or more Managing Trustees to the Board of Trustees, any such Shareholder may nominate a Person or Persons (as the case may be) for election to such position as specified in the Trust’s notice of meeting, if the Shareholder’s notice containing the information required by paragraph (a)(2) of this Section 12 shall be delivered to the Board of Trustees at the principal executive offices of the Trust not earlier than the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Trustees to be elected at such meeting.

(c)   Nomination of the Managing Trustees by the Board of Trustees.  Subject to the provisions of the Trust Agreement (and any Certificate of Designation attached thereto), if there are any remaining Independent Trustees, the Managing Trustees nominated by the Board of Trustees shall be nominated by the Nominating and Governance Committee of the Board of Trustees, which nominations shall be subject to the approval of a majority of the Managing Trustees.  All Managing Trustees shall have the right to recommend to the Nominating and Governance Committee for its consideration their choices for the Managing Trustee nominees.  If there is no remaining Independent Trustee, any such nomination shall be made by a majority of the remaining Managing Trustees.

(d)   General.  (1)  Only such Persons who are nominated in accordance with the procedures set forth in this Section 12 shall be eligible to serve as Managing Trustees and only such business shall be conducted at a meeting of Shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 12.  The chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section 12 and, if any proposed nomination or business is not in compliance with this Section 12, to declare that such defective nomination or proposal be disregarded.

(2)   “Public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or in a document publicly filed by the Trust with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(3)   Notwithstanding the foregoing provisions of this Section 12, a Shareholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 12.  Nothing in this Section 12 shall be deemed to affect any rights of Shareholders to request inclusion of proposals or the Trust’s right to exclude such proposals in the Trust’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

Section 13.   VOTING BY BALLOT.  Voting on any question or in any election may be viva voce unless the chairman of the meeting shall order or any Shareholder shall demand that voting be by ballot.

Section 14.   CONDUCT OF MEETINGS.  The Board of Trustees may adopt by resolution such rules and regulations for the conduct of meeting of Shareholders as it shall deem appropriate.  Except to the extent inconsistent with such rules and regulations as adopted by the Board of Trustees, the chairman of any meeting of Shareholders shall have the right and authority to convene and adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting.  Such rules, regulations or procedures, whether adopted by the Board of Trustees or prescribed by the chairman of the meeting, may include, without limitation, the following:

(a)   The establishment of an agenda or order of business for the meeting;

(b)   Rules and procedures for maintaining order at the meeting and the safety of those present;

(c)   Limitations on attendance at or participation in the meeting of Shareholders of record, their duly authorized and constituted proxies or such other Persons as the chairman of the meeting shall determine;

(d)   Restrictions on entry to the meeting after the time fixed for the commencement thereof; and

(e)   Limitations on the time allotted to questions or comments by participants.  Unless and to the extent determined by the Board of Trustees or the chairman of the meeting, meetings of Shareholders shall not be required to be held in accordance with the rules of parliamentary procedure.

Section 15.   ACTION BY CONSENT OF SHAREHOLDERS.  Any action required or permitted to be taken at any annual or special meeting of the Shareholders may be taken, in the sole discretion of the Board of Trustees, without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding Shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all Shares entitled to vote thereon were present and voted and shall be delivered to the Trust by delivery to its principal place of business, an officer or agent of the Trust having custody of the book in which proceedings of minutes of Shareholders are recorded, or as otherwise designated by the Board of Trustees in its sole discretion (including, without limitation, by means of electronic transmission to an email address or facsimile number of the Trust provided to the Shareholders by the Trust).  The Trust shall make a public announcement of the taking of the action without a meeting by less than unanimous written consent.  Unless the Board of Trustees, acting in its sole discretion, decides that Shareholders may act by consent or consents in writing, Shareholders shall have no right with respect to any matter to act by a consent or consents in writing.

Section 16.   RECORD DATE FOR ACTION BY CONSENT OF SHAREHOLDERS.  In order that the Trust may determine the Shareholders entitled to consent to action in writing without a meeting, the Trustees may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Trustees, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Trustees.

ARTICLE III

MANAGING TRUSTEES

Section 1.   GENERAL POWERS.  The business and affairs of the Trust shall be managed under the direction of its Board of Trustees.

Section 2.   INTENTIONALLY OMITTED.

Section 3.   NUMBER, TENURE AND QUALIFICATIONS.  At any regular meeting or at any special meeting called for that purpose, a majority of the Managing Trustees then in office may establish, increase or decrease the number of Managing Trustees, provided that, subject to Section 3.1(c) of the Trust Agreement and Section 11(a) of Article III of these Bylaws, the number thereof shall never be less than three nor more than eleven, and at least a majority of the Managing Trustees then in office by at least two Managing Trustees shall be Independent Trustees (the “Independent Trustee Majority Requirement”), and further provided that the tenure of office of a Managing Trustee shall not be affected by any decrease in the number of Managing Trustees.

Section 4.   ANNUAL AND REGULAR MEETINGS.  An annual meeting of the Board of Trustees shall be held immediately after and at the same place, if any, as the annual meeting of Shareholders, no notice other than this Bylaw being necessary; provided, that, if the annual meeting of Shareholders is held solely by remote communication, the place of the annual meeting of the Board of Trustees shall be the Trust’s principal place of business or such other place designated by the Board of Trustees.  The Board of Trustees may provide, by resolution, the time and place, either within or without the State of Delaware, for the holding of regular meetings of the Board of Trustees without other notice than such resolution.

Section 5.   SPECIAL MEETINGS.  Special meetings of the Board of Trustees may be called by or at the request of the chairman of the Board of Trustees, or by a majority of the Managing Trustees then in office.  The Person or Persons authorized to call special meetings of the Board of Trustees may fix any place, either within or without the State of Delaware, as the place for holding any special meeting of the Board of Trustees called by them.

Section 6.   NOTICE.  Notice of any special meeting of the Board of Trustees shall be delivered personally or by telephone, email or facsimile transmission, United States mail or courier to each Managing Trustee at his email, business or residence address.  Notice by personal delivery, by telephone, email or a facsimile transmission shall be given at least two days prior to the meeting.  Notice by mail shall be given at least five days prior to the meeting and shall be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid.  Telephone notice shall be deemed to be given when the Managing Trustee is personally given such notice in a telephone call to which he is a party.  Email and facsimile transmission notice shall be deemed to be given upon completion of the transmission of the message to the facsimile number or email address given to the Trust by the Managing Trustee and receipt of a completed answer-back or reply indicating receipt. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Board of Trustees need be stated in the notice, unless specifically required by statute or these Bylaws.

Section 7.   QUORUM.  A majority of the Managing Trustees then in office shall constitute a quorum for transaction of business at any meeting of the Board of Trustees notwithstanding the existence of one or more vacancies in the number of members of the Board of Trustees, provided that, if less than a majority of such Managing Trustees then in office are present at said meeting, a majority of the Managing Trustees present at such meeting may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to the Trust Agreement or these Bylaws, the vote of a majority of the Managing Trustees then in office constituting a particular group of Managing Trustees is required for action, a quorum must also include a majority of such group, but only with respect to a vote on such action.

The Managing Trustees present at a meeting which has been duly called and convened may continue to transact business until adjournment, notwithstanding the withdrawal of enough Managing Trustees to leave less than a quorum.

Section 8.   VOTING.  The action of the majority of the Managing Trustees then in office who are present at a meeting at which a quorum is present shall be the action of the Board of Trustees (including with respect to actions to merge, consolidate or convert the Trust), unless the concurrence of a greater proportion of Managing Trustees then in office is required for such action by the Trust Agreement or applicable law.  Notwithstanding the foregoing, where any action is required pursuant to the terms of the Trust Agreement to be approved by a majority vote of the Independent Trustees or by a majority of the Independent Trustees (or like wording), then the action of a majority of the total number of Persons at the time serving on the Board of Trustees who constitute Independent Trustees shall be the action of the Board of Trustees.

Section 9.   TELEPHONE MEETINGS.  Managing Trustees may participate in a meeting by means of a conference telephone or similar communications equipment if all Persons participating in the meeting can hear each other at the same time.  Participation in a meeting by these means shall constitute presence in person at the meeting.

Section 10.   INFORMAL ACTION BY MANAGING TRUSTEES.  Any action required or permitted to be taken at any meeting of the Board of Trustees may be taken without a meeting, if a consent or consents in writing to such action are solicited from all members of the Board of Trustees then in office and signed by the Managing Trustees representing the minimum number of votes that would be necessary to authorize or to take such action at a meeting at which all members of the Board of Trustees then in office and permitted to vote on such action were present and voted and such written consent or written consents are filed with the minutes of proceedings of the Board of Trustees.

Section 11.   VACANCIES.

(a)   General.  If for any reason any or all the Managing Trustees cease to be Managing Trustees, such event shall not annul, dissolve or terminate the Trust or affect these Bylaws or the powers of the remaining Managing Trustees hereunder (even if fewer than three Managing Trustees remain).  Any individual elected as Managing Trustee in accordance with Section 11(b) of Article III of these Bylaws shall hold office until the next annual meeting of Shareholders at which such Managing Trustee’s class is to be elected and until his successor is elected and qualifies.  If for any reason any Managing Trustee shall cease to be a Managing Trustee, the Nominating and Governance Committee and any remaining members of the Board of Trustees may, in their sole discretion, appoint a new Managing Trustee in accordance with this Section 11.  Notwithstanding any provision in these Bylaws (including Article XIV) and notwithstanding the existence of one or more vacancies in its number of members, the Board of Trustees (even if fewer than three Managing Trustees remain on the Board of Trustees and even if there is no remaining Independent Trustee on the Board of Trustees) or any committee thereof shall have and may exercise all of its rights and powers to conduct the business of the Trust; provided, however, that in the event the Independent Trustee Majority Requirement is not satisfied, the remaining members of the Board of Trustees shall use reasonable efforts to appoint one or more replacement Independent Trustees in accordance with this Section 11 so that a majority of the Managing Trustees then in office would be Independent Trustees and that the number of Independent Trustees shall be greater than the number of non-Independent Trustees by at least two; and, provided, further, that if the Independent Trustee Majority Requirement is not satisfied for any period of time in excess of 120 days from the date on which it is first not satisfied, the remaining members of the Board of Trustees, from the expiration of such 120-day period and until the satisfaction of such condition, shall not be authorized to take any action other than to fill any vacancies on the Board of Trustees and, subject to Section 3 of Article III of these Bylaws, establish, increase or decrease the number of Managing Trustees on the Board of Trustees.

(b)   Independent Trustees and Non-Independent Trustees.  Subject to the provisions of the Trust Agreement (and any Certificate of Designation attached thereto), if any vacancy, whether or not created by an increase in the number of Managing Trustees, must be filled with an Independent Trustee or a non-Independent Trustee to comply with the terms of Section 3.1 of the Trust Agreement, these Bylaws or otherwise, and there are any remaining Independent Trustees, replacement Independent Trustees and replacement non-Independent Trustees shall be nominated by the Nominating and Governance Committee of the Board of Trustees and the vacancy shall be filled by a majority vote of the Managing Trustees. All Managing Trustees shall have the right to recommend to the Nominating and Governance Committee for its consideration their choices for the replacement Independent Trustee nominees and the replacement non-Independent Trustee nominees.  If there is no remaining Independent Trustee, any such vacancies shall be filled by a majority of the remaining Managing Trustees.

Section 12.   COMPENSATION.  Managing Trustees other than Independent Trustees shall not receive any salary or other compensation for their services as Managing Trustees.  By resolution of the Board of Trustees, Independent Trustees may receive fixed sums, Shares in the Trust or other compensation per year and/or per meeting and/or for any service or activity they performed or engaged in as Managing Trustees.  Managing Trustees may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the Board of Trustees or of any committee thereof and for their expenses, if any, in connection with any other service or activity they performed or engaged in as Managing Trustees; but nothing herein contained shall be construed to preclude any Managing Trustees from serving the Trust in any other capacity and receiving compensation therefor.

Section 13.   LOSS OF DEPOSITS.  No Trustee shall be liable for any loss which may occur by reason of the failure of the bank, trust company, savings and loan association, or other institution with whom moneys or property have been deposited.

Section 14.   SURETY BONDS.  Unless required by law, no Trustee shall be obligated to give any bond or surety or other security for the performance of any of his duties.

Section 15.   RELIANCE.  Each Trustee, officer (if any), employee and agent of the Trust shall, in the performance of his or her duties with respect to the Trust, be fully justified and protected with regard to any act or failure to act in reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel or upon reports made to the Trust by any of its officers (if any) or employees (if any) or by the adviser, accountants, appraisers or other experts or consultants selected by the Board of Trustees or officers (if any) of the Trust, regardless of whether such counsel or expert may also be a Trustee.

Section 16.     CERTAIN RIGHTS OF TRUSTEES, OFFICERS, EMPLOYEES AND AGENTS.  The Trustees shall have no responsibility to devote their full time to the affairs of the Trust.  Any Trustee or officer (if any), employee (if any) or agent of the Trust, in his personal capacity or in a capacity as an affiliate, employee, or agent of any other Person, or otherwise, may have business interests and engage in business activities similar to or in addition to or in competition with those of or relating to the Trust.

Section 17.     CERTAIN RIGHTS OF THE INDEPENDENT TRUSTEES.

(a)   Centerline Capital Group, Inc.  Notwithstanding any provision herein to the contrary but subject to Section 11(a) of Article III of these Bylaws, at any time at which there are any Independent Trustees in office, the powers and duties conferred and imposed upon the Trust as sole shareholder of Centerline Capital Group, Inc. in accordance with Article 13 of the certificate of incorporation of Centerline Capital Group, Inc. relating to (i) the taking or refraining from taking of action by Centerline Capital Group, Inc. with respect to any consents, waivers, amendments, approvals, elections or similar actions under or pertaining to any of the RCC Acquisition Documents (as defined below) that may affect the rights or obligations of any of APH Associates L.P., DLK Associates L.P., Marc Associates, L.P., Related General II L.P. and SJB Associates L.P., or their Affiliates (as defined in that certain Contribution Agreement dated as of December 17, 2002, as amended from time to time (the “Contribution Agreement”) by and among CharterMac Capital Company, LLC (now known as Centerline Capital Company, LLC) and the other parties named therein, or (ii) any amendment to this Section 17, shall be exercised and performed by the Independent Trustees.  For such purposes, the Independent Trustees shall act by the affirmative vote of a majority of the persons who are then serving as Independent Trustees at a meeting at which at least a majority of the Independent Trustees are present or by unanimous written consent of the Independent Trustees then serving as Independent Trustees.  The provisions of these Bylaws and of Delaware Statutory Trust Act shall govern such action at a meeting or by written consent as if the Independent Trustees constituted the Board of Trustees.  For the purposes of this Section 17, “RCC Acquisition Documents” shall mean collectively the Contribution Agreement and each of the Collateral Agreements (as defined in the Contribution Agreement).

(b)   Trustee Liability.  The personal liability of the Independent Trustees acting pursuant to Section 17(a) hereof is hereby eliminated to the fullest extent permitted by the Delaware Statutory Trust Act, as the same may be amended and supplemented.

ARTICLE IV

COMMITTEES

Section 1.   NUMBER, TENURE AND QUALIFICATIONS.  The Board of Trustees may appoint an Audit Committee, a Compensation Committee, a Nominating and Governance Committee and any other committees determined to be necessary or advisable by the Board of Trustees. Such committees shall be comprised of one or more Managing Trustees and may also be comprised of individuals appointed by the Board of Trustees who are not trustees of the Trust.  Each of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee shall be entirely comprised of  Independent Trustees or individuals that are not trustees of the Trust who would otherwise qualify as an Independent Trustee.

Section 2.   POWERS.  The Board of Trustees may delegate to committees appointed under Section 1 of this Article any of the powers of the Board of Trustees, except as prohibited by law.

Section 3.   MEETINGS.  Notice of committee meetings shall be given in the same manner as notice for special meetings of the Board of Trustees.  A majority of the members of the committee then in office shall constitute a quorum for the transaction of business at any meeting of the committee.  The act of a majority of the committee members then in office and present at a meeting shall be the act of such committee.  The Board of Trustees may designate a chairman of any committee, and such chairman or any two members of any committee may fix the time and place of its meeting unless the Board of Trustees shall otherwise provide.  In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint another Managing Trustee to act in the place of such absent member.  Each committee shall keep minutes of its proceedings.

Section 4.   TELEPHONE MEETINGS.  Members of a committee of the Board of Trustees may participate in a meeting by means of a conference telephone or similar communications equipment if all Persons participating in the meeting can hear each other at the same time.  Participation in a meeting by these means shall constitute presence in person at the meeting.

Section 5.   INFORMAL ACTION BY COMMITTEES.  Any action required or permitted to be taken at any meeting of a committee of the Board of Trustees may be taken without a meeting, if a consent or consents in writing to such action are solicited from all members of such committee then in office and signed by the members of such committee representing the minimum number of votes that would be necessary to authorize or to take such action at a meeting at which all members of such committee then in office and permitted to vote on such action were present and voted and such written consent or written consents are filed with the minutes of proceedings of such committee.

Section 6.   VACANCIES.  Subject to the provisions hereof, the Board of Trustees shall have the power at any time to change the membership of any committee, to fill all vacancies, to designate alternate members to replace any absent or disqualified member or to dissolve any such committee.

ARTICLE V

OFFICERS

The Trust shall not have any officers.  Notwithstanding the foregoing, the Board of Trustees may from time to time in its sole discretion appoint persons as “officers” of the Trust with such titles, powers and duties as they shall deem necessary or desirable.

ARTICLE VI

CONTRACTS, LOANS, CHECKS AND DEPOSITS

Section 1.   CONTRACTS.  Subject to the terms of the Trust Agreement, the Board of Trustees may authorize an officer (if any), any Manager or other agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Trust and such authority may be general or confined to specific instances.  Any agreement, deed, mortgage, lease or other document executed by one or more of the Managing Trustees or by an authorized Person shall be valid and binding upon the Trust when authorized or ratified by action of the Board of Trustees.

Section 2.   CHECKS AND DRAFTS.  All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Trust shall be signed by such officer of the Trust (if any), a Manager or other agent of the Trust in such manner as shall from time to time be determined by the Board of Trustees.

Section 3.   DEPOSITS.  All funds of the Trust not otherwise employed shall be deposited from time to time to the credit of the Trust in such banks, trust companies or other depositories as the Board of Trustees may designate.

ARTICLE VII

SHARES OF BENEFICIAL INTEREST

Section 1.   CERTIFICATES.  Shares may, but need not be, represented by certificates.  Shares not represented by certificates will be held in book-entry form.  Each Shareholder of Shares not represented by certificates may request from the Trust, and upon such request, shall be entitled to, a certificate or certificates which shall represent and certify the number of Shares of each class or series of beneficial interest held by him in the Trust.  Each certificate representing Shares shall be signed by the chairman of the Board of Trustees, if any, any Managing Trustee, any Manager or any officer or other agent of the Trust designated by the Board of Trustees, and may be sealed with the seal, if any, of the Trust.  Such signatures may be either manual or facsimile.  Certificates are not valid until manually countersigned and registered by the Trust’s transfer agent and/or registrar.  Certificates shall be consecutively numbered; and if the Trust shall, from time to time, issue several classes or series of shares, each class may have its own number series.  A certificate is valid and may be issued whether or not a Managing Trustee, a Manager or an officer or other agent of the Trust who signed it is still a Managing Trustee, a Manager or an officer or agent of the Trust, respectively, when it is issued.  Each certificate representing Shares which are restricted as to their transferability or voting powers, which are preferred or limited as to their distributions or as to their allocable portion of the assets upon dissolution and liquidation or which are redeemable at the option of the Trust, shall have a statement of such restriction, limitation, preference or redemption provision, or a summary thereof, plainly stated on the certificate.  If the Trust intends to issue certificated Shares of more than one class, the certificate representing such Shares shall contain on the face or back a full statement or summary of the designations and any preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions and other qualifications and terms and conditions of redemption of such class of beneficial interest and the differences in the relative rights and preferences between the Shares of each series of such class to the extent they have been set and the authority of the Board of Trustees to set the relative rights and preferences of subsequent series of such class.  In lieu of such statement or summary, the certificate may state that the Trust will furnish a full statement of such information to any Shareholder upon written request and without charge.  If any class or series of certificated Shares is restricted by the Trust as to transferability, the certificate representing such Shares shall contain a full statement of the restrictions.

Section 2.   TRANSFERS.  Upon the request by a Shareholder of Shares not represented by certificates to transfer one or more of such Shares, accompanied by proper evidence of succession, assignment or authority to transfer, the transfer agent of the Trust shall transfer such Shares to the account of the Person entitled thereto and shall debit the account of the transferring Shareholder, and the transaction shall be recorded upon the Trust’s books.  Upon surrender to the Trust or the transfer agent of the Trust of a Share certificate duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the transfer agent of the Trust shall credit the Shares to the account of the Person entitled thereto, in book-entry form, and shall cancel the certificate representing such Shares, and the transaction shall be recorded upon the Trust’s books.

The Trust shall be entitled to treat the holder of record of any Shares as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Share or on the part of any other Person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

Notwithstanding the foregoing, transfers of Shares shall be subject in all respects to the Trust Agreement and all of the terms and conditions contained therein, and to the terms of such Shares determined by the Board of Trustees in accordance with Section 10.2 of the Trust Agreement.

Section 3.   REPLACEMENT CERTIFICATE.  A Manager or any other Person designated by the Board of Trustees may direct a new certificate to be issued in place of any certificate previously issued by the Trust alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the Person claiming the certificate to be lost, stolen or destroyed and requesting a new certificate.  When authorizing the issuance of a new certificate, a Manager or such other Person designated by the Board of Trustees may, in such Person’s discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or the owner’s legal representative to advertise the same in such manner as a Manager or such other Person shall require and/or to give bond, with sufficient surety, to the Trust and the Trustees of the Trust to indemnify them against any loss or claim which may arise as a result of the issuance of a new certificate.

Section 4.   CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE.  Subject to Article II, Section 16, with respect to record dates in connection with consent to action without a meeting, the Board of Trustees may set, in advance, a record date for the purpose of determining Shareholders entitled to notice of or to vote at any meeting of Shareholders or determining Shareholders entitled to receive payment of any distribution or the allotment of any other rights, or in order to make a determination of Shareholders for any other proper purpose.  Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than 90 days and, in the case of a meeting of Shareholders, not less than ten days, before the date on which the meeting or particular action requiring such determination of Shareholders of record is to be held or taken.

In lieu of fixing a record date, the Board of Trustees may provide that the Share transfer books shall be closed for a stated period but not longer than 20 days.  If the Share transfer books are closed for the purpose of determining Shareholders entitled to notice of or to vote at a meeting of Shareholders, such books shall be closed for at least ten days before the date of such meeting.

If no record date is fixed and the Share transfer books are not closed for the determination of Shareholders, (a) the record date for the determination of Shareholders entitled to notice of or to vote at a meeting of  Shareholders shall be at the close of business on the day on which the notice of meeting is mailed or the 30th day before the meeting, whichever is the closer date to the meeting; and (b) the record date for the determination of Shareholders entitled to receive payment of a distribution or an allotment of any other rights shall be the close of business on the day on which the resolution of the directors, declaring the distribution or allotment of rights, is adopted.

When a determination of Shareholders entitled to vote at any meeting of Shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except when (i) the determination has been made through the closing of the transfer books and the stated period of closing has expired or (ii) the meeting is adjourned to a date more than 120 days after the record date fixed for the original meeting, in either of which case a new record date shall be determined as set forth herein.

Section 5.   SHARE LEDGER.  The Trust shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate Share ledger containing the name and address of each Shareholder and the number of Shares of each class or series held by such Shareholder.

Section 6.   FRACTIONAL SHARES; ISSUANCE OF UNITS.  The Board of Trustees may issue fractional Shares or provide for the issuance of scrip, all on such terms and under such conditions as they may determine.  Notwithstanding any other provision of the Trust Agreement or these Bylaws, the Board of Trustees may issue units consisting of different securities of the Trust.  Any such security issued in a unit shall have the same characteristics as any identical securities issued by the Trust, except that the Board of Trustees may provide that for a specified period securities of the Trust issued in such unit may be transferred on the books of the Trust only in such unit.

ARTICLE VIII

ACCOUNTING YEAR

The Board of Trustees shall have the power, from time to time, to fix the fiscal year of the Trust by a duly adopted resolution.

ARTICLE IX

DISTRIBUTIONS

Section 1.   AUTHORIZATION.  Distributions upon the Shares of the Trust may be authorized and declared by the Board of Trustees, subject  to the provisions of law and the Trust Agreement.  Distributions  may be paid in cash, property or Shares of the Trust, subject to the provisions of law and the Trust Agreement.

Section 2.   CONTINGENCIES.  Before payment of any distributions, there may be set aside out of any assets of the Trust available for distributions such sum or sums as the Board of Trustees may from time to time, in its absolute discretion, think proper as a reserve fund for contingencies, for equalizing distributions, for repairing or maintaining any property of the Trust or for such other purpose as the Board of Trustees shall determine to be in the best interest of the Trust, and the Board of Trustees may, in its sole discretion, modify or abolish any such reserve in the manner in which it was created.

ARTICLE X

INVESTMENT POLICY

Subject to the provisions of the Trust Agreement, the Board of Trustees may from time to time adopt, amend, revise or terminate any policy or policies with respect to investments by the Trust as it shall deem appropriate in its sole discretion.

ARTICLE XI

SEAL

Section 1.   SEAL.  The Board of Trustees may authorize the adoption of a seal by the Trust.  The seal shall contain the name of the Trust and the year of its creation and the words “Delaware Statutory Trust.”  The Board of Trustees may authorize one or more duplicate seals and provide for the custody thereof.

Section 2.   AFFIXING SEAL.  Whenever the Trust is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word “(SEAL)” adjacent to the signature of the Person authorized to execute the document on behalf of the Trust.

ARTICLE XII

INDEMNIFICATION AND ADVANCE OF EXPENSES

To the maximum extent permitted by Delaware law in effect from time to time and in addition to any rights set forth in the Trust Agreement, the Trust shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any Person who is a present or former Trustee, Manager, officer (if any), employee (if any) or agent of the Trust and who is made a party to the proceeding by reason of his service in that capacity or (b) any Person who, while a Trustee, Manager, officer (if any), employee (if any) or agent of the Trust and at the request of the Trust, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise as a director, officer, partner or trustee of such corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made a party to the proceeding by reason of such Person’s service in that capacity.  The Trust may, with the approval of its Board of Trustees, provide such indemnification and advance for expenses to a Person who served a predecessor of the Trust in any of the capacities described in (a) or (b) above and to any officer (if any), employee (if any) or agent of the Trust or a predecessor of the Trust.  The foregoing rights to indemnification and advancement of expenses shall be in addition to any other right to indemnification and advancement of expenses that such Persons may have under the Trust Agreement, a Management Agreement, any contract, at law, under any insurance policy or otherwise.

Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Trust Agreement inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal, adoption or amendment.

ARTICLE XIII

WAIVER OF NOTICE

Whenever any notice is required to be given pursuant to the Trust Agreement or these Bylaws or pursuant to applicable law, a waiver thereof in writing, signed by the Person or Persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.  Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice, unless specifically required by statute.  The attendance of any Person at any meeting shall constitute a waiver of notice of such meeting, except where such Person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

ARTICLE XIV

AMENDMENT OF BYLAWS

The Board of Trustees shall have the exclusive power to adopt, alter or repeal any provision of these Bylaws and to make new Bylaws; provided that notwithstanding anything herein to the contrary, any amendment, alteration or repeal of any provisions of these Bylaws that require the vote of a majority of the Independent Trustees (or a majority vote of the Independent Trustees) for the taking of any action, and any adoption, amendment or alteration of any other provisions of these Bylaws or the Trust Agreement inconsistent with such provisions, shall require the approval of not less than a majority of the Independent Trustees.  Notwithstanding the foregoing or any provision in these Bylaws to the contrary (other than Section 11(a) of Article III of these Bylaws) and in addition to any restrictions on amendments to the Trust Agreement contained in the Trust Agreement, a proposal, recommendation, vote or consent by the Board of Trustees to amend the definitions of “Independent Trustee” and “Managing Trustee” in the Trust Agreement, Sections 3.1(a), 10.11 and 11.2 of the Trust Agreement, Sections 3 and 12(c) of Article II of these Bylaws, Sections 3, 8, 10, 11(a), 11(b), 12 and 17 of Article III of these Bylaws, Article IV of these Bylaws and Article XIV of these Bylaws, shall also require the vote or consent of a majority of the Independent Trustees (the “Independent Trustee Amendment Provision”).  The Independent Trustee Amendment Provision shall remain effective through and including March 5, 2013 (the “Cessation Date”).  After the Cessation Date, the Independent Trustee Amendment Provision shall automatically cease to be in effect and cease to be part of these Bylaws.

ARTICLE XV

REQUESTS FOR LISTS OF SHAREHOLDERS

Section 1.   GENERAL.  Any request for access to the lists of Shareholders must be in writing setting forth with particularity a proper purpose reasonably related to the current status of the Person making the request as a Shareholder in the Trust at the time of the request.  The request must certify that the Person making the request is doing so solely on such Person’s own behalf and not on behalf of or for the benefit of any other Person.  If any such request is for the purpose of communicating with Shareholders, such request shall be accompanied by a copy of the proposed communication.  The Person making the request for the list of Shareholders shall reimburse the Trust for all reasonable costs incurred by the Trust in responding to such request.  The Trust shall have no obligation to maintain any list of the names or addresses of any Shareholders who are not record owners of the Shares, including, without limitation, non-objecting beneficial owners of the Shares.

Section 2.   TENDER OFFERS.  The Trust will not provide the Shareholders access to or copies of any of the Trust’s books and records or the lists of Shareholders for the purpose of conducting or facilitating any tender offer or other offer or solicitation to buy 5% or less of the outstanding Shares of the Trust (a “Mini-Tender Offer”) unless, in addition to compliance with all other applicable legal requirements, the Person making such Mini-Tender Offer agrees in writing to comply with all of the terms and conditions set forth herein:

(a)   Such Mini-Tender Offer shall afford Shareholders withdrawal rights during the entire period the Mini-Tender Offer remains open.

(b)   Such Mini-Tender Offer shall afford Shareholders proration rights for all Shares of the Trust tendered during the entire period the Mini-Tender Offer remains open.

(c)   Such Mini-Tender Offer shall truthfully and completely disclose all material facts pertaining to such Mini-Tender Offer, the Trust and the market and prices for the Shares of the Trust that the Person making the Mini-Tender Offer knows or reasonably should know.

(d)   Such Mini-Tender Offer shall fully comply in all respects with all applicable federal and state laws.

(e)   At least seven business days prior to the commencement of any Mini-Tender Offer, the Persons conducting such Mini-Tender Offer shall deliver to the Trust copies of all written materials respecting such Mini-Tender Offer that the Person making the Mini-Tender Offer intends to disseminate to the Shareholders.

(f)   The Trust shall have the right to require any Person making any Mini-Tender Offer to deliver to the Trust an opinion rendered by legal counsel, in form and substance satisfactory to the Trust, stating that such Mini-Tender Offer is in full compliance in all respects with applicable federal and state laws.

Section 3.   MAILING BY THE TRUST IN LIEU OF PROVIDING SHAREHOLDER LIST.  In lieu of providing any other form of access to the lists of Shareholders (and subject to any such communication complying with all requirements of this instrument, the Trust Agreement and applicable law), the Trust reserves the right to mail any such communication (including, without limitation, copies of all written materials that a Person making a Mini-Tender Offer intends to disseminate to the Shareholders) to Shareholders on behalf of the requesting Shareholder at the expense of the Shareholder.

ARTICLE XVI

DEFINITIONS

Section 1.   CERTAIN DEFINITIONS.  All terms not otherwise defined in these Bylaws shall have the meanings ascribed to them in the Third Amended and Restated Trust Agreement of the Trust, as amended from time to time (the “Trust Agreement”).  As used in these Bylaws, the following terms shall have the meanings set forth below:

“Cessation Date” shall have the meaning ascribed to such term in Article XIV hereof.

“Contribution Agreement” shall have the meaning ascribed to such term in Article III, Section 17(a) hereof.

“Entity” shall mean any general partnership, limited partnership, corporation, joint venture, trust, business or statutory trust, real estate investment trust, limited liability company, cooperative or association.

“Exchange Act” shall have the meaning ascribed to such term in Article II, Section 12(a)(2) hereof.

“Independent Trustee Amendment Provision” shall have the meaning ascribed to such term in Article XIV hereof.

“Independent Trustee Majority Requirement” shall have the meaning ascribed to such term in Article III, Section 3 hereof.

“Management Agreement” shall mean the agreement (or agreements) between the Trust and a Manager, as amended from time to time, pursuant to which a Manager will be engaged by the Trust to provide advisory services to the Trust and/or to conduct the business and affairs of the Trust upon the terms and conditions therein.

“Manager(s)” shall mean such Person (or Persons) who provide advisory services to the Trust and/or to which the Board of Trustees delegates the authority to conduct the business and affairs of the Trust in all matters, in each case as set forth in the Management Agreements with the Manager(s).

 “Mini-Tender Offer” shall have the meaning ascribed to such term in Article XV, Section 2 hereof.

“Person” shall mean an individual or Entity.

“public announcement” shall have the meaning ascribed to such term in Article II, Section 12(d)(2) hereof.

“RCC Acquisition Documents” shall have the meaning ascribed to such term in Article III, Section 17(a) hereof.

“Trust Agreement” shall have the meaning ascribed to such term in Article XVI, Section 1 hereof.

Notes:                      Adopted by the Board of Trustees on ________ __, 2010.

VOTE BY INTERNET - *Before The Meeting* - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/centerline**

For holders as of: August 9, 2010
Date: October 6, 2010 **Time:** 10:00 a.m. (eastern time)

MEETING INFO - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/centerline and be sure to have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located below).

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS - If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903 - Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL - Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M26412-P99901 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

CENTERLINE HOLDING COMPANY

The Board of Trustees recommends you vote FOR the following proposals:

Nominee:	For	Abstain
1a. ROBERT A. MEISTER	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Dear Shareholder:

Please take note of the important information enclosed with this proxy. There are a number of issues related to the operation of Centerline Holding Company that require your immediate attention.

Your vote counts, and you are strongly encouraged to exercise your right to vote the shares.

You can vote the shares by telephone, Internet or at the virtual Annual Meeting. Follow the instructions if you wish to do so.

If you choose to vote by mail, please mark the boxes on the proxy card to indicate how the shares will be voted. Then sign and return the proxy card in the enclosed postage-paid envelope.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Centerline Holding Company

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M26413-P99901

CENTERLINE HOLDING COMPANY
SOLICITED BY THE BOARD OF TRUSTEES
FOR THE ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Robert L. Levy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side, all voting securities of Centerline Holding Company held of record by the undersigned on August 9th, 2010, at the Annual Meeting of Shareholders to be held on October 6th, 2010, and any adjournments thereof. The undersigned, revoking any proxy heretofore given, hereby votes all the shares of beneficial interest of Centerline Holding Company (the "Company") which the undersigned is entitled to vote at this meeting as stated on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF TRUSTEES' RECOMMENDATIONS. PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Address Changes/Comments: ____

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side